UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and

mid-cap stocks. U.S. large-cap growth stocks outperformed

U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. small-cap stocks underperformed the broader U.S. stock market, as the Russell 2000 Index returned -2.08%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.78%
Russell 2000 Growth Index	-2.71%

Net Assets as of 6/30/2012 (In Thousands)	$336,001

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in DynaVox, Inc., Imris, Inc. and RealD, Inc. Shares of DynaVox, Inc. declined after the software and programming company lowered its expectations for fiscal 2012 net sales. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future demand for 3-D film.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Sourcefire, Inc. and Healthspring, Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected first-quarter earnings. Shares of Sourcefire, Inc., a provider of cyber security, benefited from the company’s strong earnings and increased expectations for future revenue growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the consumer staples sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mellanox Technologies Ltd., (Israel)	1.6%
2.	National CineMedia, Inc.	1.6
3.	Insulet Corp.	1.6
4.	Lumber Liquidators Holdings, Inc.	1.4
5.	Carlisle Cos., Inc.	1.4
6.	Middleby Corp.	1.4
7.	Dril-Quip, Inc.	1.4
8.	Boingo Wireless, Inc.	1.4
9.	Acuity Brands, Inc.	1.3
10.	Acadia Healthcare Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.5%
Health Care	20.5
Industrials	19.3
Consumer Discretionary	14.3
Financials	8.8
Energy	6.3
Telecommunication Services	1.4
Consumer Staples	0.9
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(6.78)%	(0.10)%	5.41%
With Sales Charge*		(11.68)	(1.17)	4.84
CLASS B SHARES	5/19/97
Without CDSC		(7.27)	(0.66)	4.90
With CDSC**		(12.27)	(1.08)	4.90
CLASS C SHARES	1/7/98
Without CDSC		(7.23)	(0.66)	4.79
With CDSC***		(8.23)	(0.66)	4.79
SELECT CLASS SHARES	4/5/99	(6.40)	0.29	5.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.29%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$406,590

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer cyclical and health services and systems sectors was the primary detractor from relative performance. The Fund’s stock selection in the basic materials and pharmaceutical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in GT Advanced Technologies, Inc., Five Star Quality Care, Inc. and Gentiva Health Services, Inc. Shares of GT Advanced Technologies, Inc., a provider of semiconductors to the solar industry, declined after the company lowered its full-year earnings guidance. Shares of Five Star Quality Care, Inc., an operator of senior living communities, declined due to potential skilled nursing rate cuts and concerns that the company’s secondary offering would dilute the value of the stock. Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about the impact to the company’s finances from lower reimbursements rates.

Individual contributors to relative performance included the Fund’s positions in Cirrus Logic, Inc., Inhibitex, Inc. and Pharmacyclics, Inc. Shares of Cirrus Logic, Inc., which develops analog and mixed-signal integrated circuits, gained on the company’s improving operating margins and positive forecast for future revenue growth. Shares of Inhibitex, Inc. gained after the announcement that the biopharmaceutical company would be acquired by Bristol-Myers Squibb. Shares of biotechnology company Pharmacyclics, Inc. benefited from investors’ enthusiasm surrounding the company’s drug ibrutinib.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pharmacyclics, Inc.	1.2%
2.	Omega Healthcare Investors, Inc.	1.0
3.	AmSurg Corp.	1.0
4.	Cabela’s, Inc.	1.0
5.	Portland General Electric Co.	1.0
6.	Deluxe Corp.	0.9
7.	Wabtec Corp.	0.9
8.	Alaska Air Group, Inc.	0.9
9.	Helen of Troy Ltd., (Bermuda)	0.8
10.	Cirrus Logic, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.2%
Industrials	15.6
Consumer Discretionary	15.2
Information Technology	14.6
Health Care	14.2
Energy	5.0
Materials	4.8
Consumer Staples	3.3
Utilities	3.3
Telecommunication Services	1.3
U.S. Treasury Obligation	0.4
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(4.29)%	(0.59)%	5.77%

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.79%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$2,442,031

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Papa John’s International, Inc., TransDigm Group, Inc. and ProAssurance Corp. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings. Shares of TransDigm Group, Inc., an aerospace and defense company, benefited from the company’s strong quarterly results during the reporting period. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Coventry Health Care, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of Coventry Health Care, Inc. declined as the insurance company’s revenue was hurt by decreasing membership. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	3.2%
2.	Silgan Holdings, Inc.	2.9
3.	Coventry Health Care, Inc.	2.7
4.	ProAssurance Corp.	2.4
5.	Papa John’s International, Inc.	2.1
6.	Waste Connections, Inc.	2.1
7.	Associated Banc-Corp.	2.1
8.	RBC Bearings, Inc.	1.8
9.	EastGroup Properties, Inc.	1.8
10.	American Eagle Outfitters, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.0%
Consumer Discretionary	21.0
Industrials	16.1
Materials	9.1
Information Technology	9.1
Health Care	8.1
Energy	5.9
Utilities	3.0
Consumer Staples	1.4
Telecommunication Services	0.1
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		3.79%	4.87%	10.59%
With Sales Charge*		(1.65)	3.74	9.99
CLASS B SHARES	3/28/95
Without CDSC		3.26	4.35	10.08
With CDSC**		(1.74)	4.01	10.08
CLASS C SHARES	2/19/05
Without CDSC		3.26	4.35	9.97
With CDSC***		2.26	4.35	9.97
CLASS R2 SHARES	11/3/08	3.51	4.67	10.48
CLASS R5 SHARES	5/15/06	4.31	5.40	11.15
SELECT CLASS SHARES	5/7/96	4.09	5.18	11.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.59%
Russell 2000 Growth Index	-2.71%

Net Assets as of 6/30/2012 (In Thousands)	$821,520

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in DynaVox, Inc., Imris, Inc. and RealD, Inc. Shares of DynaVox, Inc. declined after the software and programming company lowered its expectations for fiscal 2012 net sales. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future demand for 3-D film.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Sourcefire, Inc. and Healthspring, Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment , benefited from better-than-expected first-quarter earnings. Shares of Sourcefire, Inc., a provider of cyber security, benefited from the company’s strong earnings and increased expectations for future revenue growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mellanox Technologies Ltd., (Israel)	1.6%
2.	National CineMedia, Inc.	1.6
3.	Insulet Corp.	1.6
4.	Lumber Liquidators Holdings, Inc.	1.4
5.	Carlisle Cos., Inc.	1.4
6.	Middleby Corp.	1.4
7.	Dril-Quip, Inc.	1.4
8.	Boingo Wireless, Inc.	1.4
9.	Acuity Brands, Inc.	1.3
10.	Francesca’s Holdings Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Health Care	20.5
Industrials	19.5
Consumer Discretionary	14.3
Financials	8.9
Energy	6.3
Telecommunication Services	1.4
Consumer Staples	0.9
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(6.59)%	2.02%	7.63%
With Sales Charge*		(11.46)	0.94	7.05
CLASS B SHARES	9/12/94
Without CDSC		(7.00)	1.42	7.06
With CDSC**		(12.00)	1.04	7.06
CLASS C SHARES	11/4/97
Without CDSC		(6.99)	1.45	6.98
With CDSC***		(7.99)	1.45	6.98
CLASS R2 SHARES	11/3/08	(6.80)	1.77	7.01
CLASS R6 SHARES	11/30/10	(6.14)	2.45	8.03
INSTITUTIONAL CLASS SHARES	2/19/05	(6.15)	2.44	8.02
SELECT CLASS SHARES	3/26/96	(6.29)	2.28	7.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.11%
Russell 2000 Value Index	-1.44%

Net Assets as of 6/30/2012 (In Thousands)	$617,066

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the software and services and consumer cyclical sectors was the primary contributor to relative performance. The Fund’s stock selection in the energy and telecommunications sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Harleysville Group, Inc., Conn’s, Inc. and Inhibitex, Inc. Shares of insurance company Harleysville Group, Inc. gained after the company announced its merger with Nationwide Insurance. Shares of retailer Conn’s, Inc. increased due to the company’s expansion into new categories and better-than-expected earnings per share guidance for fiscal 2012. Shares of Inhibitex, Inc. gained after the announcement that the biopharmaceutical company would be acquired by Bristol-Myers Squibb.

Individual detractors from relative performance included the Fund’s positions in School Specialty, Inc., Ashford Hospitality Trust, Inc. and Cal Dive International, Inc. Shares of education company School Specialty, Inc. declined due to lower earnings, hurt by diminished spending by school districts as result of uncertainty surrounding state budget funding levels. Shares of Ashford Hospitality Trust, Inc., a real estate operations company that focuses on hotels, declined amid concerns about weakening demand for hotels. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Capstead Mortgage Corp.	1.1%
2.	Worthington Industries, Inc.	1.1
3.	Anworth Mortgage Asset Corp.	1.1
4.	Universal Corp.	1.1
5.	DCT Industrial Trust, Inc.	1.0
6.	Ocwen Financial Corp.	1.0
7.	Central Garden & Pet Co., Class A	0.9
8.	Portland General Electric Co.	0.9
9.	NorthWestern Corp.	0.9
10.	Laclede Group, Inc. (The)	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.4%
Industrials	13.1
Information Technology	12.1
Consumer Discretionary	11.9
Utilities	6.8
Materials	5.4
Health Care	5.2
Energy	4.3
Consumer Staples	3.8
Others (each less than 1.0%)	1.0
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(0.36)%	(0.07)%	6.39%
With Sales Charge*		(5.58)	(1.15)	5.82
CLASS B SHARES	1/27/95
Without CDSC		(1.01)	(0.70)	5.83
With CDSC**		(6.01)	(1.12)	5.83
CLASS C SHARES	3/22/99
Without CDSC		(0.96)	(0.68)	5.70
With CDSC***		(1.96)	(0.68)	5.70
CLASS R2 SHARES	11/3/08	(0.64)	(0.33)	6.10
CLASS R5 SHARES	5/15/06	(0.03)	0.27	6.71
CLASS R6 SHARES	2/22/05	0.02	0.30	6.76
SELECT CLASS SHARES	1/27/95	(0.11)	0.17	6.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-2.59%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$69,959

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health services and systems and systems hardware sectors was the primary detractor from relative performance. The Fund’s stock selection in the consumer cyclical and retail sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TeleNav, Inc., Cal Dive International, Inc. and Affymetrix, Inc. Shares of TeleNav, Inc. declined after the communication services company issued lower-than-expected earnings guidance for 2012. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico. Shares of Affymetrix, Inc., which provides scientific and technical instruments, declined after the company preannounced a disappointing forecast for its second-quarter revenue, as well as growing concerns over potential budget cuts by the National Institutes of Health.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., Manhattan Associates, Inc. and Arctic Cat, Inc. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of Manhattan Associates, Inc. increased after the software and programming company raised its fiscal 2011 earnings per share guidance. Shares of Arctic Cat, Inc., an auto and truck manufacturer, gained as investors reacted positively to the company’s announced stock buyback from Suzuki Motor Corporation.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Medicis Pharmaceutical Corp., Class A	1.3%
2.	Manhattan Associates, Inc.	1.2
3.	Minerals Technologies, Inc.	1.1
4.	Universal Corp.	1.1
5.	Coresite Realty Corp.	1.0
6.	NorthWestern Corp.	1.0
7.	Dillard’s, Inc., Class A	1.0
8.	Biglari Holdings, Inc.	1.0
9.	Coinstar, Inc.	0.9
10.	JAKKS Pacific, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.1%
Information Technology	15.8
Consumer Discretionary	14.6
Industrials	14.5
Health Care	13.0
Energy	5.7
Materials	4.8
Consumer Staples	4.1
Utilities	3.5
Telecommunication Services	0.6
U.S. Treasury Obligation	0.3
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		(2.92)%	0.30%	5.95%
With Sales Charge*		(8.03)	(0.78)	5.38
CLASS C SHARES	11/1/07
Without CDSC		(3.52)	(0.18)	5.70
With CDSC**		(4.52)	(0.18)	5.70
CLASS R2 SHARES	11/1/11	(3.03)	0.27	5.94
CLASS R6 SHARES	11/1/11	(2.62)	0.73	6.27
INSTITUTIONAL CLASS SHARES	11/4/93	(2.59)	0.74	6.27
SELECT CLASS SHARES	9/10/01	(2.79)	0.55	6.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 14.3%
	Automobiles — 0.6%
60	Tesla Motors, Inc. (a)	1,889

	Diversified Consumer Services — 0.4%
44	Sotheby’s	1,462

	Hotels, Restaurants & Leisure — 3.8%
79	Bally Technologies, Inc. (a)	3,668
48	BJ’s Restaurants, Inc. (a)	1,818
146	Bravo Brio Restaurant Group, Inc. (a)	2,608
442	Morgans Hotel Group Co. (a)	2,078
318	Scientific Games Corp., Class A (a)	2,722

		12,894

	Internet & Catalog Retail — 0.7%
106	HomeAway, Inc. (a)	2,309

	Leisure Equipment & Products — 1.1%
55	Arctic Cat, Inc. (a)	2,007
71	Brunswick Corp.	1,571

		3,578

	Media — 2.3%
345	National CineMedia, Inc.	5,237
231	ReachLocal, Inc. (a)	2,544

		7,781

	Specialty Retail — 3.7%
162	Francesca’s Holdings Corp. (a)	4,375
141	Lumber Liquidators Holdings, Inc. (a)	4,761
135	rue21, Inc. (a)	3,395

		12,531

	Textiles, Apparel & Luxury Goods — 1.7%
145	Vera Bradley, Inc. (a)	3,056
63	Wolverine World Wide, Inc.	2,450

		5,506

	Total Consumer Discretionary	47,950

	Consumer Staples — 0.8%
	Food & Staples Retailing — 0.8%
54	Fresh Market, Inc. (The) (a)	2,875

	Energy — 6.3%
	Energy Equipment & Services — 2.7%
70	Dril-Quip, Inc. (a)	4,592
122	Forum Energy Technologies, Inc. (a)	2,408
108	Superior Energy Services, Inc. (a)	2,181

		9,181

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.6%
84	Laredo Petroleum Holdings, Inc. (a)	1,753
541	Magnum Hunter Resources Corp. (a)	2,262
126	Oasis Petroleum, Inc. (a)	3,053
88	PDC Energy, Inc. (a)	2,156
73	Rosetta Resources, Inc. (a)	2,691

		11,915

	Total Energy	21,096

	Financials — 8.8%
	Capital Markets — 4.6%
33	Affiliated Managers Group, Inc. (a)	3,633
67	Cohen & Steers, Inc. (c)	2,321
165	Financial Engines, Inc. (a)	3,546
370	PennantPark Investment Corp.	3,830
66	Stifel Financial Corp. (a)	2,033

		15,363

	Commercial Banks — 0.8%
46	Signature Bank (a)	2,789

	Insurance — 0.6%
69	Amtrust Financial Services, Inc.	2,035

	Real Estate Investment Trusts (REITs) — 2.2%
38	BRE Properties, Inc.	1,911
160	Douglas Emmett, Inc. (m)	3,705
31	Home Properties, Inc.	1,890

		7,506

	Real Estate Management & Development — 0.6%
50	Zillow, Inc., Class A (a)	1,920

	Total Financials	29,613

	Health Care — 20.5%
	Biotechnology — 5.2%
64	Acorda Therapeutics, Inc. (a)	1,508
129	Aegerion Pharmaceuticals, Inc. (a)	1,921
134	Ariad Pharmaceuticals, Inc. (a)	2,308
79	AVEO Pharmaceuticals, Inc. (a)	963
85	Cubist Pharmaceuticals, Inc. (a)	3,208
200	Halozyme Therapeutics, Inc. (a)	1,770
44	Onyx Pharmaceuticals, Inc. (a)	2,907
230	Synta Pharmaceuticals Corp. (a)	1,259
218	Threshold Pharmaceuticals, Inc. (a)	1,613

		17,457

	Health Care Equipment & Supplies — 6.7%
298	DynaVox, Inc., Class A (a)	334
559	Imris, Inc., (Canada) (a)	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
245	Insulet Corp. (a) (c)	5,227
107	Masimo Corp. (a)	2,385
279	MELA Sciences, Inc. (a)	910
248	Novadaq Technologies, Inc., (Canada) (a)	1,652
345	Syneron Medical Ltd., (Israel) (a)	3,585
159	Tornier N.V., (Netherlands) (a)	3,568
923	Unilife Corp. (a)	3,119

		22,463

	Health Care Providers & Services — 4.0%
250	Acadia Healthcare Co., Inc. (a)	4,387
217	Emeritus Corp. (a)	3,649
111	Health Net, Inc. (a)	2,683
52	WellCare Health Plans, Inc. (a)	2,761

		13,480

	Health Care Technology — 0.8%
191	Omnicell, Inc. (a)	2,796

	Life Sciences Tools & Services — 1.6%
217	Bruker Corp. (a)	2,889
158	Fluidigm Corp. (a)	2,374

		5,263

	Pharmaceuticals — 2.2%
77	Impax Laboratories, Inc. (a)	1,565
261	Nektar Therapeutics (a)	2,103
132	Sagent Pharmaceuticals, Inc. (a)	2,392
57	ViroPharma, Inc. (a)	1,361

		7,421

	Total Health Care	68,880

	Industrials — 19.3%
	Aerospace & Defense — 1.0%
90	HEICO Corp.	3,558

	Building Products — 3.3%
73	Armstrong World Industries, Inc.	3,604
127	Simpson Manufacturing Co., Inc. (c)	3,761
124	Trex Co., Inc. (a)	3,736

		11,101

	Commercial Services & Supplies — 1.1%
65	Clean Harbors, Inc. (a)	3,667

	Electrical Equipment — 1.3%
87	Acuity Brands, Inc.	4,426

	Industrial Conglomerates — 1.4%
89	Carlisle Cos., Inc.	4,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.6%
50	Graco, Inc.	2,326
47	Middleby Corp. (a)	4,661
144	Rexnord Corp. (a)	2,894
120	Titan International, Inc.	2,946
32	Wabtec Corp.	2,531

		15,358

	Professional Services — 0.9%
118	Mistras Group, Inc. (a)	3,113

	Road & Rail — 2.4%
177	Marten Transport Ltd.	3,772
97	Old Dominion Freight Line, Inc. (a)	4,180

		7,952

	Trading Companies & Distributors — 3.3%
43	MSC Industrial Direct Co., Inc., Class A	2,818
251	Rush Enterprises, Inc., Class A (a)	4,096
55	Watsco, Inc.	4,094

		11,008

	Total Industrials	64,902

	Information Technology — 26.5%
	Communications Equipment — 1.0%
222	Aruba Networks, Inc. (a)	3,342

	Computers & Peripherals — 0.8%
125	Fusion-io, Inc. (a)	2,618

	Electronic Equipment, Instruments & Components — 0.3%
58	Audience, Inc. (a)	1,122

	Internet Software & Services — 5.7%
109	Bazaarvoice, Inc. (a)	1,975
173	Cornerstone OnDemand, Inc. (a)	4,109
142	DealerTrack Holdings, Inc. (a)	4,278
55	Demandware, Inc. (a)	1,310
238	Envestnet, Inc. (a)	2,854
55	OpenTable, Inc. (a)	2,453
47	Rackspace Hosting, Inc. (a)	2,061

		19,040

	IT Services — 1.2%
295	ServiceSource International, Inc. (a)	4,085

	Semiconductors & Semiconductor Equipment — 5.2%
90	Cavium, Inc. (a)	2,509
64	Cymer, Inc. (a)	3,781
56	Hittite Microwave Corp. (a)	2,873
307	Inphi Corp. (a)	2,909

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
74	Mellanox Technologies Ltd., (Israel) (a)	5,254

		17,326

	Software — 12.3%
105	BroadSoft, Inc. (a)	3,032
48	CommVault Systems, Inc. (a)	2,374
63	Concur Technologies, Inc. (a) (c)	4,311
134	Fortinet, Inc. (a)	3,111
63	Imperva, Inc. (a)	1,801
140	Infoblox, Inc. (a)	3,212
63	NetSuite, Inc. (a)	3,434
101	Parametric Technology Corp. (a)	2,121
132	RealPage, Inc. (a)	3,060
81	SolarWinds, Inc. (a)	3,515
64	Sourcefire, Inc. (a)	3,289
44	Splunk, Inc. (a)	1,245
320	Take-Two Interactive Software, Inc. (a)	3,031
129	TIBCO Software, Inc. (a)	3,874

		41,410

	Total Information Technology	88,943

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
391	Boingo Wireless, Inc. (a)	4,540

	Total Common Stocks (Cost $285,552)	328,799

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,703	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (Cost $6,703)	6,703

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
2,971	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $2,971)	2,971

	Total Investments — 100.7% (Cost $295,226)	338,473
	Liabilities in Excess of Other Assets — (0.7)%	(2,472)

	NET ASSETS — 100.0%	$336,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
30	Cooper Tire & Rubber Co.	533
83	Standard Motor Products, Inc.	1,172

		1,705

	Distributors — 0.3%
144	VOXX International Corp. (a)	1,346

	Diversified Consumer Services — 0.7%
79	Bridgepoint Education, Inc. (a)	1,720
10	Capella Education Co. (a)	334
15	Carriage Services, Inc.	124
5	Coinstar, Inc. (a)	364
98	Corinthian Colleges, Inc. (a)	282
10	Mac-Gray Corp.	138

		2,962

	Hotels, Restaurants & Leisure — 2.6%
84	Ameristar Casinos, Inc.	1,500
3	Biglari Holdings, Inc. (a)	1,198
11	Cracker Barrel Old Country Store, Inc.	691
25	DineEquity, Inc. (a)	1,129
87	Domino’s Pizza, Inc.	2,702
84	Multimedia Games Holding Co., Inc. (a)	1,181
110	Ruth’s Hospitality Group, Inc. (a)	724
121	Sonic Corp. (a)	1,215

		10,340

	Household Durables — 2.1%
67	American Greetings Corp., Class A	977
1	CSS Industries, Inc.	10
99	Helen of Troy Ltd., (Bermuda) (a)	3,365
14	Jarden Corp.	576
116	KB Home	1,136
15	Libbey, Inc. (a)	224
33	Lifetime Brands, Inc.	415
20	MDC Holdings, Inc.	637
98	Standard Pacific Corp. (a)	605
19	Tempur-Pedic International, Inc. (a)	452

		8,397

	Internet & Catalog Retail — 0.0% (g)
41	Orbitz Worldwide, Inc. (a)	148

	Leisure Equipment & Products — 0.7%
5	Arctic Cat, Inc. (a)	165
58	JAKKS Pacific, Inc.	922
63	LeapFrog Enterprises, Inc. (a)	642
81	Smith & Wesson Holding Corp. (a)	671

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
10	Sturm Ruger & Co., Inc.	414

		2,814

	Media — 1.2%
106	Carmike Cinemas, Inc. (a)	1,550
114	Entercom Communications Corp., Class A (a)	683
90	Journal Communications, Inc., Class A (a)	465
12	Knology, Inc. (a)	232
138	LIN TV Corp., Class A (a)	416
184	Sinclair Broadcast Group, Inc., Class A	1,663

		5,009

	Multiline Retail — 0.7%
45	Dillard’s, Inc., Class A	2,859

	Specialty Retail — 4.1%
119	Aeropostale, Inc. (a) (m)	2,118
105	Cabela’s, Inc. (a)	3,966
160	Conn’s, Inc. (a)	2,371
28	Cost Plus, Inc. (a)	614
98	Express, Inc. (a)	1,782
51	Finish Line, Inc. (The), Class A	1,075
7	Kirkland’s, Inc. (a)	76
260	OfficeMax, Inc. (a)	1,317
72	Rent-A-Center, Inc.	2,443
33	Select Comfort Corp. (a)	690
12	Tilly’s, Inc., Class A (a)	193

		16,645

	Textiles, Apparel & Luxury Goods — 2.2%
17	G-III Apparel Group Ltd. (a)	398
131	Iconix Brand Group, Inc. (a)	2,282
104	Maidenform Brands, Inc. (a)	2,070
18	Oxford Industries, Inc.	791
58	Perry Ellis International, Inc. (a)	1,199
29	Skechers U.S.A., Inc., Class A (a)	595
23	Steven Madden Ltd. (a)	724
33	Vera Bradley, Inc. (a)	704

		8,763

	Total Consumer Discretionary	60,988

	Consumer Staples — 3.3%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	469

	Food & Staples Retailing — 1.5%
36	Andersons, Inc. (The)	1,527
22	Nash Finch Co.	473
152	Spartan Stores, Inc.	2,750

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food & Staples Retailing — Continued
181	SUPERVALU, Inc.	937
11	Village Super Market, Inc., Class A	355

		6,042

	Food Products — 0.9%
42	B&G Foods, Inc.	1,125
36	Darling International, Inc. (a)	592
72	Diamond Foods, Inc.	1,276
20	Fresh Del Monte Produce, Inc.	458

		3,451

	Personal Products — 0.8%
15	Elizabeth Arden, Inc. (a)	590
61	Prestige Brands Holdings, Inc. (a)	960
29	Revlon, Inc., Class A (a)	411
33	USANA Health Sciences, Inc. (a)	1,365

		3,326

	Total Consumer Staples	13,288

	Energy — 5.0%
	Energy Equipment & Services — 1.7%
20	C&J Energy Services, Inc. (a)	368
6	Cal Dive International, Inc. (a)	17
65	Forum Energy Technologies, Inc. (a)	1,280
51	Gulfmark Offshore, Inc., Class A (a)	1,746
66	Helix Energy Solutions Group, Inc. (a)	1,077
18	Lufkin Industries, Inc.	994
11	Matrix Service Co. (a)	124
1	Newpark Resources, Inc. (a)	7
69	Superior Energy Services, Inc. (a)	1,397

		7,010

	Oil, Gas & Consumable Fuels — 3.3%
13	Alon USA Energy, Inc.	107
3	Apco Oil and Gas International, Inc.	54
14	Bonanza Creek Energy, Inc. (a)	238
92	Callon Petroleum Co. (a)	394
25	Clayton Williams Energy, Inc. (a)	1,229
19	Cloud Peak Energy, Inc. (a)	328
18	Delek U.S. Holdings, Inc.	317
61	Energy XXI Bermuda Ltd., (Bermuda)	1,898
66	EXCO Resources, Inc.	502
14	Georesources, Inc. (a)	527
37	Gulfport Energy Corp. (a)	763
65	McMoRan Exploration Co. (a)	825
43	Miller Energy Resources, Inc. (a)	213
40	Renewable Energy Group, Inc. (a)	293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
23	Saratoga Resources, Inc. (a)	136
108	VAALCO Energy, Inc. (a)	932
104	W&T Offshore, Inc.	1,591
68	Warren Resources, Inc. (a)	163
94	Western Refining, Inc.	2,089
16	World Fuel Services Corp.	593

		13,192

	Total Energy	20,202

	Financials — 21.0%
	Capital Markets — 0.6%
92	BGC Partners, Inc., Class A	540
87	Cowen Group, Inc., Class A (a)	231
18	Gladstone Capital Corp.	144
62	Knight Capital Group, Inc., Class A (a)	745
28	Manning & Napier, Inc.	392
14	Piper Jaffray Cos. (a)	323
8	Prospect Capital Corp.	86
39	SWS Group, Inc. (a)	207

		2,668

	Commercial Banks — 5.9%
2	Alliance Financial Corp.	76
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	405
72	BBCN Bancorp, Inc. (a)	779
7	Bridge Bancorp, Inc.	175
6	Cascade Bancorp (a)	37
42	Cathay General Bancorp	692
8	Center Bancorp, Inc.	90
24	Citizens & Northern Corp.	461
38	Citizens Republic Bancorp, Inc. (a)	649
20	City Holding Co.	681
28	Community Bank System, Inc.	762
8	Community Trust Bancorp, Inc.	278
20	East West Bancorp, Inc.	474
2	Enterprise Financial Services Corp.	19
26	Financial Institutions, Inc.	432
16	First Busey Corp.	78
311	First Commonwealth Financial Corp.	2,092
31	First Community Bancshares, Inc.	444
39	First Financial Bancorp	616
24	First Merchants Corp.	295
26	First Niagara Financial Group, Inc.	199
79	FNB Corp.	853
183	Hanmi Financial Corp. (a)	1,919

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
4	Heartland Financial USA, Inc.	91
24	Huntington Bancshares, Inc.	155
6	Iberiabank Corp.	303
20	International Bancshares Corp.	394
14	Lakeland Bancorp, Inc.	144
11	Lakeland Financial Corp.	295
22	MainSource Financial Group, Inc.	261
20	MetroCorp Bancshares, Inc. (a)	214
8	National Bankshares, Inc. (c)	226
11	NBT Bancorp, Inc.	237
66	Oriental Financial Group, Inc.	733
30	PacWest Bancorp	698
35	Park Sterling Corp. (a)	166
16	Peoples Bancorp, Inc.	354
52	Pinnacle Financial Partners, Inc. (a)	1,018
15	Preferred Bank (a)	203
13	Prosperity Bancshares, Inc.	542
3	Renasant Corp.	53
9	Republic Bancorp, Inc., Class A	198
30	Sierra Bancorp	296
13	Southside Bancshares, Inc.	294
83	Southwest Bancorp, Inc. (a)	785
73	Susquehanna Bancshares, Inc.	754
12	SVB Financial Group (a)	693
14	WesBanco, Inc.	306
23	West Bancorp, Inc.	220
360	Wilshire Bancorp, Inc. (a)	1,972

		24,111

	Consumer Finance — 2.2%
62	Cash America International, Inc.	2,726
101	DFC Global Corp. (a)	1,860
40	Nelnet, Inc., Class A	927
50	World Acceptance Corp. (a)	3,316

		8,829

	Diversified Financial Services — 0.7%
155	PHH Corp. (a)	2,715

	Insurance — 2.3%
227	American Equity Investment Life Holding Co.	2,494
24	American Safety Insurance Holdings Ltd. (a)	448
40	Aspen Insurance Holdings Ltd., (Bermuda)	1,144
290	CNO Financial Group, Inc.	2,263
34	Flagstone Reinsurance Holdings S.A., (Luxembourg)	269
9	Horace Mann Educators Corp.	161
60	Meadowbrook Insurance Group, Inc.	527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
8	Montpelier Re Holdings Ltd., (Bermuda)	160
96	National Financial Partners Corp. (a)	1,289
28	Selective Insurance Group, Inc.	495

		9,250

	Real Estate Investment Trusts (REITs) — 8.3%
5	Agree Realty Corp.	117
24	American Campus Communities, Inc.	1,071
425	Anworth Mortgage Asset Corp.	2,995
93	Ashford Hospitality Trust, Inc.	780
54	Associated Estates Realty Corp.	801
80	CapLease, Inc.	333
240	Capstead Mortgage Corp.	3,344
78	CBL & Associates Properties, Inc.	1,530
42	Chesapeake Lodging Trust	716
18	Colonial Properties Trust	403
62	Coresite Realty Corp.	1,611
157	DCT Industrial Trust, Inc.	986
51	DDR Corp.	748
17	EastGroup Properties, Inc.	906
140	Education Realty Trust, Inc.	1,549
229	First Industrial Realty Trust, Inc. (a)	2,885
47	Glimcher Realty Trust	475
8	Home Properties, Inc.	509
33	LaSalle Hotel Properties	973
272	Lexington Realty Trust	2,306
21	LTC Properties, Inc.	766
8	Mission West Properties, Inc.	66
187	Omega Healthcare Investors, Inc.	4,205
17	Parkway Properties, Inc.	196
115	Pennsylvania Real Estate Investment Trust	1,729
13	PS Business Parks, Inc.	867
15	Ramco-Gershenson Properties Trust	191
12	Senior Housing Properties Trust	278
8	Sun Communities, Inc.	345

		33,681

	Thrifts & Mortgage Finance — 1.0%
16	BankFinancial Corp.	117
12	BofI Holding, Inc. (a)	245
17	Dime Community Bancshares, Inc.	226
15	OceanFirst Financial Corp.	221
171	Ocwen Financial Corp. (a)	3,206
35	Trustco Bank Corp.	192

		4,207

	Total Financials	85,461

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 14.1%
	Biotechnology — 5.3%
186	Achillion Pharmaceuticals, Inc. (a) (m)	1,151
51	Acorda Therapeutics, Inc. (a) (m)	1,204
36	Affymax, Inc. (a)	469
156	Ariad Pharmaceuticals, Inc. (a)	2,676
52	BioCryst Pharmaceuticals, Inc. (a) (c)	209
38	Celldex Therapeutics, Inc. (a)	195
74	ChemoCentryx, Inc. (a)	1,105
72	Genomic Health, Inc. (a)	2,418
102	Halozyme Therapeutics, Inc. (a)	904
72	Incyte Corp., Ltd. (a)	1,623
27	Ironwood Pharmaceuticals, Inc. (a)	378
20	Medivation, Inc. (a)	1,837
65	Momenta Pharmaceuticals, Inc. (a)	883
86	Pharmacyclics, Inc. (a)	4,675
50	Progenics Pharmaceuticals, Inc. (a)	487
11	Raptor Pharmaceutical Corp. (a)	61
87	Spectrum Pharmaceuticals, Inc. (a)	1,347

		21,622

	Health Care Equipment & Supplies — 2.8%
113	Cantel Medical Corp.	3,068
53	DynaVox, Inc., Class A (a)	59
107	Greatbatch, Inc. (a)	2,425
54	Insulet Corp. (a)	1,154
61	Invacare Corp.	937
39	Orthofix International N.V., (Netherlands) (a)	1,596
25	PhotoMedex, Inc. (a)	300
231	RTI Biologics, Inc. (a)	867
21	Sirona Dental Systems, Inc. (a)	923

		11,329

	Health Care Providers & Services — 3.9%
47	Almost Family, Inc. (a)	1,043
134	AmSurg Corp. (a)	4,003
98	Five Star Quality Care, Inc. (a)	301
63	HMS Holdings Corp. (a)	2,102
217	Metropolitan Health Networks, Inc. (a)	2,073
38	Molina Healthcare, Inc. (a)	891
24	Owens & Minor, Inc.	738
249	Skilled Healthcare Group, Inc., Class A (a)	1,566
116	Sun Healthcare Group, Inc. (a)	972
19	Triple-S Management Corp., Class B (a)	338
36	WellCare Health Plans, Inc. (a)	1,887

		15,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.8%
19	Computer Programs & Systems, Inc.	1,087
142	MedAssets, Inc. (a)	1,913

		3,000

	Life Sciences Tools & Services — 0.1%
45	Cambrex Corp. (a)	426

	Pharmaceuticals — 1.2%
62	Impax Laboratories, Inc. (a)	1,265
24	Jazz Pharmaceuticals plc, (Ireland) (a)	1,071
18	Medicis Pharmaceutical Corp., Class A	622
25	Par Pharmaceutical Cos., Inc. (a)	896
13	Salix Pharmaceuticals Ltd. (a)	724
16	ViroPharma, Inc. (a)	372

		4,950

	Total Health Care	57,241

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
12	Ceradyne, Inc.	295
7	Curtiss-Wright Corp.	217
30	Esterline Technologies Corp. (a)	1,852
231	GenCorp, Inc. (a)	1,501
41	LMI Aerospace, Inc. (a)	718
58	Triumph Group, Inc.	3,286

		7,869

	Air Freight & Logistics — 0.6%
44	Atlas Air Worldwide Holdings, Inc. (a)	1,932
20	Park-Ohio Holdings Corp. (a)	382

		2,314

	Airlines — 1.3%
101	Alaska Air Group, Inc. (a)	3,608
13	Hawaiian Holdings, Inc. (a)	85
144	Republic Airways Holdings, Inc. (a)	798
63	U.S. Airways Group, Inc. (a)	837

		5,328

	Building Products — 0.0% (g)
6	Gibraltar Industries, Inc. (a)	62

	Commercial Services & Supplies — 3.1%
13	Asset Acceptance Capital Corp. (a)	86
460	Cenveo, Inc. (a)	887
7	Courier Corp.	95
149	Deluxe Corp.	3,711
107	Encore Capital Group, Inc. (a)	3,166
14	Herman Miller, Inc.	258

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
63	Knoll, Inc.	848
14	Portfolio Recovery Associates, Inc. (a)	1,232
83	Quad/Graphics, Inc.	1,191
10	Team, Inc. (a)	312
7	UniFirst Corp.	427
22	United Stationers, Inc.	580

		12,793

	Construction & Engineering — 0.8%
14	Argan, Inc.	196
59	EMCOR Group, Inc.	1,639
63	MasTec, Inc. (a)	943
14	Michael Baker Corp. (a)	352
18	Tutor Perini Corp. (a)	229

		3,359

	Electrical Equipment — 1.7%
33	Acuity Brands, Inc. (m)	1,685
38	EnerSys (a)	1,343
32	Generac Holdings, Inc. (a)	780
47	Regal-Beloit Corp.	2,932

		6,740

	Industrial Conglomerates — 0.1%
5	Standex International Corp.	213

	Machinery — 3.8%
65	Actuant Corp., Class A (m)	1,757
31	Barnes Group, Inc.	751
26	Columbus McKinnon Corp. (a)	386
74	EnPro Industries, Inc. (a)	2,758
83	Federal Signal Corp. (a)	485
5	FreightCar America, Inc.	108
35	Kadant, Inc. (a)	811
16	LB Foster Co., Class A	466
10	NACCO Industries, Inc., Class A	1,186
52	NN, Inc. (a)	533
6	Proto Labs, Inc. (a)	170
20	Rexnord Corp. (a)	397
14	Robbins & Myers, Inc.	590
51	Trimas Corp. (a)	1,027
47	Wabtec Corp.	3,690
6	Watts Water Technologies, Inc., Class A	207

		15,322

	Professional Services — 0.2%
10	GP Strategies Corp. (a)	187
30	Kelly Services, Inc., Class A	389

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
5	RPX Corp. (a)	73
7	VSE Corp.	171

		820

	Road & Rail — 0.7%
13	Avis Budget Group, Inc. (a)	204
8	Dollar Thrifty Automotive Group, Inc. (a)	631
117	Quality Distribution, Inc. (a)	1,294
82	Swift Transportation Co. (a)	774

		2,903

	Trading Companies & Distributors — 1.1%
44	Applied Industrial Technologies, Inc.	1,610
18	Beacon Roofing Supply, Inc. (a)	441
9	Interline Brands, Inc. (a)	231
22	MRC Global, Inc. (a)	470
55	SeaCube Container Leasing Ltd.	944
18	United Rentals, Inc. (a)	596

		4,292

	Transportation Infrastructure — 0.2%
70	Wesco Aircraft Holdings, Inc. (a)	886

	Total Industrials	62,901

	Information Technology — 14.4%
	Communications Equipment — 1.4%
128	Arris Group, Inc. (a)	1,776
66	Aviat Networks, Inc. (a)	185
38	Black Box Corp.	1,093
35	CalAmp Corp. (a)	254
22	Comtech Telecommunications Corp.	614
11	NETGEAR, Inc. (a)	390
12	Oplink Communications, Inc. (a)	156
27	Plantronics, Inc.	902
48	Polycom, Inc. (a)	501

		5,871

	Computers & Peripherals — 0.3%
25	Fusion-io, Inc. (a)	512
18	Imation Corp. (a)	103
16	Synaptics, Inc. (a)	458
31	Xyratex Ltd., (United Kingdom)	351

		1,424

	Electronic Equipment, Instruments & Components — 1.5%
21	Audience, Inc. (a)	413
8	Brightpoint, Inc. (a)	44
10	FEI Co. (a)	464

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
25	Insight Enterprises, Inc. (a)	422
27	Key Tronic Corp. (a)	222
13	Littelfuse, Inc.	762
6	Measurement Specialties, Inc. (a)	208
37	Newport Corp. (a)	446
10	Plexus Corp. (a)	293
45	RadiSys Corp. (a)	283
64	SYNNEX Corp. (a)	2,204
34	TTM Technologies, Inc. (a)	321

		6,082

	Internet Software & Services — 1.0%
54	Active Network, Inc. (The) (a) (m)	836
16	Bazaarvoice, Inc. (a)	288
13	Demandware, Inc. (a)	315
10	ExactTarget, Inc. (a)	216
560	United Online, Inc.	2,362

		4,017

	IT Services — 2.1%
43	CACI International, Inc., Class A (a)	2,349
18	CSG Systems International, Inc. (a)	318
19	Gartner, Inc. (a)	814
37	Global Cash Access Holdings, Inc. (a)	265
11	ManTech International Corp., Class A	258
10	MAXIMUS, Inc.	538
19	TeleTech Holdings, Inc. (a)	304
18	Unisys Corp. (a)	358
27	Vantiv, Inc., Class A (a)	633
37	VeriFone Systems, Inc. (a)	1,228
21	Wright Express Corp. (a)	1,315

		8,380

	Semiconductors & Semiconductor Equipment — 3.9%
131	Amkor Technology, Inc. (a)	637
36	Brooks Automation, Inc.	341
112	Cirrus Logic, Inc. (a)	3,359
113	Entegris, Inc. (a)	962
59	Entropic Communications, Inc. (a)	333
352	GT Advanced Technologies, Inc. (a)	1,858
27	Integrated Silicon Solution, Inc. (a)	276
47	Intermolecular, Inc. (a)	364
348	Kulicke & Soffa Industries, Inc. (a)	3,105
65	Lattice Semiconductor Corp. (a)	245
9	M/A-COM Technology Solutions Holdings, Inc. (a)	174
21	Micrel, Inc.	196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
37	Photronics, Inc. (a)	224
148	PMC-Sierra, Inc. (a)	907
103	Skyworks Solutions, Inc. (a)	2,816

		15,797

	Software — 4.2%
39	Actuate Corp. (a) (m)	267
133	Aspen Technology, Inc. (a)	3,083
36	Ebix, Inc. (c)	726
33	Envivio, Inc. (a)	212
66	Glu Mobile, Inc. (a)	367
8	Guidewire Software, Inc. (a)	214
4	Imperva, Inc. (a)	107
19	Infoblox, Inc. (a)	429
110	JDA Software Group, Inc. (a)	3,263
7	Jive Software, Inc. (a)	141
9	Manhattan Associates, Inc. (a)	430
18	Monotype Imaging Holdings, Inc. (a)	307
21	Netscout Systems, Inc. (a)	442
48	Parametric Technology Corp. (a)	996
30	Progress Software Corp. (a)	618
5	Proofpoint, Inc. (a)	88
41	Quest Software, Inc. (a)	1,128
8	Rovi Corp. (a)	163
25	SS&C Technologies Holdings, Inc. (a)	625
110	Take-Two Interactive Software, Inc. (a)	1,036
56	TeleNav, Inc. (a)	341
23	TIBCO Software, Inc. (a)	697
31	VirnetX Holding Corp. (a)	1,107
24	Websense, Inc. (a)	453

		17,240

	Total Information Technology	58,811

	Materials — 4.7%
	Chemicals — 1.9%
5	FutureFuel Corp.	50
63	Georgia Gulf Corp.	1,617
29	H.B. Fuller Co.	887
6	Innospec, Inc. (a)	181
41	Koppers Holdings, Inc.	1,397
75	Omnova Solutions, Inc. (a)	563
62	PolyOne Corp.	850
46	Solutia, Inc.	1,296
27	TPC Group, Inc. (a)	1,009

		7,850

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction Materials — 0.2%
150	Headwaters, Inc. (a)	773

	Containers & Packaging — 0.7%
26	Boise, Inc.	171
150	Graphic Packaging Holding Co. (a)	823
38	Rock-Tenn Co., Class A	2,051

		3,045

	Metals & Mining — 1.4%
64	Coeur d’Alene Mines Corp. (a)	1,129
35	Hecla Mining Co.	164
212	Noranda Aluminum Holding Corp.	1,687
72	Revett Minerals, Inc. (a)	236
64	U.S. Silica Holdings, Inc. (a)	723
81	Worthington Industries, Inc.	1,654

		5,593

	Paper & Forest Products — 0.5%
71	Buckeye Technologies, Inc.	2,029

	Total Materials	19,290

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
872	Cincinnati Bell, Inc. (a)	3,242
33	Consolidated Communications Holdings, Inc.	494
3	IDT Corp., Class B	26
129	Premiere Global Services, Inc. (a)	1,079
159	Vonage Holdings Corp. (a)	320

	Total Telecommunication Services	5,161

	Utilities — 3.2%
	Electric Utilities — 2.3%
61	El Paso Electric Co.	2,010
21	Empire District Electric Co. (The)	449
35	IDACORP, Inc.	1,481
12	MGE Energy, Inc.	577
145	Portland General Electric Co.	3,858
15	UNS Energy Corp.	569
12	Westar Energy, Inc.	359

		9,303

	Gas Utilities — 0.9%
3	AGL Resources, Inc. (m)	100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
6	Chesapeake Utilities Corp.	253
12	Laclede Group, Inc. (The)	478
30	New Jersey Resources Corp.	1,295
9	Northwest Natural Gas Co.	438
17	Southwest Gas Corp.	738
11	WGL Holdings, Inc.	425

		3,727

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	21

	Water Utilities — 0.0% (g)
6	Artesian Resources Corp., Class A	125

	Total Utilities	13,176

	Total Common Stocks (Cost $312,398)	396,519

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,475	U.S. Treasury Note, 0.500%, 11/30/12 (k) (m) (Cost $1,477)	1,477

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,398	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $4,398)	4,398

Investment of Cash Collateral for Securities on Loan — 0.2%
	Investment Company — 0.2%
688	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $688)	688

	Total Investments — 99.1% (Cost $318,961)	403,082
	Other Assets in Excess of Liabilities — 0.9%	3,508

	NET ASSETS — 100.0%	$406,590

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
123	E-mini Russell 2000	09/21/12	$9,783	$433

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 20.8%
	Auto Components — 1.4%
1,222	Allison Transmission Holdings, Inc.	21,466
446	Drew Industries, Inc. (a)	12,416

		33,882

	Distributors — 1.1%
650	Pool Corp.	26,308

	Hotels, Restaurants & Leisure — 7.7%
1,082	Brinker International, Inc.	34,477
665	Cracker Barrel Old Country Store, Inc.	41,752
725	Monarch Casino & Resort, Inc. (a)	6,623
1,087	Papa John’s International, Inc. (a)	51,719
925	Penn National Gaming, Inc. (a)	41,225
935	Shuffle Master, Inc. (a)	12,901

		188,697

	Household Durables — 3.2%
1,841	Jarden Corp.	77,354

	Leisure Equipment & Products — 0.4%
461	Brunswick Corp.	10,241

	Media — 2.2%
1,339	Cinemark Holdings, Inc.	30,608
394	Morningstar, Inc.	22,769

		53,377

	Specialty Retail — 3.5%
2,235	American Eagle Outfitters, Inc.	44,094
1,546	Chico’s FAS, Inc.	22,949
401	Dick’s Sporting Goods, Inc.	19,256

		86,299

	Textiles, Apparel & Luxury Goods — 1.3%
251	Deckers Outdoor Corp. (a)	11,038
1,126	Iconix Brand Group, Inc. (a)	19,672

		30,710

	Total Consumer Discretionary	506,868

	Consumer Staples — 1.4%
	Food Products — 1.4%
566	J&J Snack Foods Corp.	33,434

	Energy — 5.8%
	Energy Equipment & Services — 2.6%
2,624	Patterson-UTI Energy, Inc.	38,209
552	Tidewater, Inc.	25,597

		63,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.2%
666	Approach Resources, Inc. (a)	17,013
724	Cimarex Energy Co.	39,901
2,311	Resolute Energy Corp. (a)	22,115

		79,029

	Total Energy	142,835

	Financials — 24.7%
	Capital Markets — 5.7%
958	Calamos Asset Management, Inc., Class A	10,974
128	Diamond Hill Investment Group, Inc.	10,031
944	Epoch Holding Corp.	21,494
517	Greenhill & Co., Inc.	18,434
2,453	HFF, Inc., Class A (a)	34,190
2,552	Janus Capital Group, Inc.	19,954
401	JMP Group, Inc.	2,480
1,285	KBW, Inc.	21,144

		138,701

	Commercial Banks — 8.1%
3,765	Associated Banc-Corp.	49,659
1,430	First Financial Bancorp	22,855
111	First of Long Island Corp. (The)	3,224
712	First Republic Bank (a)	23,915
1,258	Glacier Bancorp, Inc.	19,481
354	Iberiabank Corp.	17,855
2,880	Umpqua Holdings Corp.	37,896
2,562	Western Alliance Bancorp (a)	23,978

		198,863

	Insurance — 2.7%
498	eHealth, Inc. (a)	8,024
651	ProAssurance Corp.	57,957

		65,981

	Real Estate Investment Trusts (REITs) — 6.5%
831	EastGroup Properties, Inc.	44,306
639	Mid-America Apartment Communities, Inc.	43,634
1,359	National Retail Properties, Inc.	38,453
1,745	RLJ Lodging Trust	31,639

		158,032

	Real Estate Management & Development — 1.7%
819	FirstService Corp., (Canada) (a)	22,906
482	Zillow, Inc., Class A (a)	18,619

		41,525

	Total Financials	603,102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.1%
281	IDEXX Laboratories, Inc. (a)	26,988

	Health Care Providers & Services — 6.1%
2,036	Coventry Health Care, Inc.	64,728
282	MWI Veterinary Supply, Inc. (a)	28,951
1,779	PSS World Medical, Inc. (a)	37,339
35	VCA Antech, Inc. (a)	770
293	WellCare Health Plans, Inc. (a)	15,540

		147,328

	Health Care Technology — 0.7%
1,219	Omnicell, Inc. (a)	17,844

	Pharmaceuticals — 0.2%
742	Cumberland Pharmaceuticals, Inc. (a)	4,791

	Total Health Care	196,951

	Industrials — 15.9%
	Aerospace & Defense — 1.5%
276	TransDigm Group, Inc. (a)	37,053

	Air Freight & Logistics — 0.7%
507	Forward Air Corp.	16,362

	Building Products — 0.3%
682	NCI Building Systems, Inc. (a)	7,391

	Commercial Services & Supplies — 5.1%
1,596	ACCO Brands Corp. (a)	16,503
1,814	Herman Miller, Inc.	33,599
1,428	KAR Auction Services, Inc. (a)	24,540
1,698	Waste Connections, Inc.	50,789

		125,431

	Construction & Engineering — 0.7%
1,742	Comfort Systems USA, Inc.	17,454

	Electrical Equipment — 0.9%
339	Regal-Beloit Corp.	21,104

	Machinery — 5.1%
584	Altra Holdings, Inc.	9,214
1,288	Douglas Dynamics, Inc.	18,352
944	RBC Bearings, Inc. (a)	44,656
1,403	Rexnord Corp. (a)	28,116
349	Toro Co. (The)	25,583

		125,921

	Road & Rail — 1.1%
1,638	Knight Transportation, Inc.	26,191

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.5%
485	Interline Brands, Inc. (a)	12,161

	Total Industrials	389,068

	Information Technology — 9.0%
	Electronic Equipment, Instruments & Components — 1.3%
611	Anixter International, Inc.	32,415

	Internet Software & Services — 2.3%
968	Active Network, Inc. (The) (a)	14,892
1,798	Dice Holdings, Inc. (a)	16,887
388	SciQuest, Inc. (a)	6,967
790	Travelzoo, Inc. (a)	17,950

		56,696

	Semiconductors & Semiconductor Equipment — 0.5%
1,029	Freescale Semiconductor Ltd. (a)	10,550

	Software — 4.9%
700	MICROS Systems, Inc. (a)	35,860
1,210	Monotype Imaging Holdings, Inc. (a)	20,297
298	NetSuite, Inc. (a)	16,314
238	SolarWinds, Inc. (a)	10,372
735	Solera Holdings, Inc.	30,706
234	Splunk, Inc. (a)	6,578

		120,127

	Total Information Technology	219,788

	Materials — 9.0%
	Chemicals — 1.9%
290	Airgas, Inc.	24,362
535	Scotts Miracle-Gro Co. (The), Class A	21,988

		46,350

	Containers & Packaging — 6.2%
832	Aptargroup, Inc.	42,460
1,117	Crown Holdings, Inc. (a)	38,510
1,651	Silgan Holdings, Inc.	70,496

		151,466

	Metals & Mining — 0.9%
290	Compass Minerals International, Inc.	22,112

	Total Materials	219,928

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
214	Lumos Networks Corp.	2,018

	Utilities — 3.0%
	Gas Utilities — 1.3%
685	Northwest Natural Gas Co.	32,617

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.7%
1,116	NorthWestern Corp.	40,943

	Total Utilities	73,560

	Total Common Stocks (Cost $1,832,159)	2,387,552

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
29,810	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $29,810)	29,810

	Total Investments — 99.0% (Cost $1,861,969)	2,417,362
	Other Assets in Excess of Liabilities — 1.0%	24,669

	NET ASSETS — 100.0%	$2,442,031

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.3%
	Automobiles — 0.6%
150	Tesla Motors, Inc. (a)	4,681

	Diversified Consumer Services — 0.4%
109	Sotheby’s	3,630

	Hotels, Restaurants & Leisure — 3.8%
194	Bally Technologies, Inc. (a)	9,043
118	BJ’s Restaurants, Inc. (a)	4,499
359	Bravo Brio Restaurant Group, Inc. (a)	6,405
959	Morgans Hotel Group Co. (a)	4,509
786	Scientific Games Corp., Class A (a)	6,724

		31,180

	Internet & Catalog Retail — 0.7%
263	HomeAway, Inc. (a)	5,711

	Leisure Equipment & Products — 1.1%
136	Arctic Cat, Inc. (a)	4,968
172	Brunswick Corp.	3,820

		8,788

	Media — 2.3%
851	National CineMedia, Inc.	12,907
554	ReachLocal, Inc. (a)	6,088

		18,995

	Specialty Retail — 3.8%
399	Francesca’s Holdings Corp. (a)	10,789
347	Lumber Liquidators Holdings, Inc. (a)	11,735
332	rue21, inc. (a)	8,367

		30,891

	Textiles, Apparel & Luxury Goods — 1.6%
358	Vera Bradley, Inc. (a)	7,538
156	Wolverine World Wide, Inc.	6,061

		13,599

	Total Consumer Discretionary	117,475

	Consumer Staples — 0.9%
	Food & Staples Retailing — 0.9%
132	Fresh Market, Inc. (The) (a)	7,101

	Energy — 6.3%
	Energy Equipment & Services — 2.7%
172	Dril-Quip, Inc. (a)	11,249
302	Forum Energy Technologies, Inc. (a)	5,952
264	Superior Energy Services, Inc. (a)	5,341

		22,542

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.6%
209	Laredo Petroleum Holdings, Inc. (a)	4,347
1,325	Magnum Hunter Resources Corp. (a)	5,540
312	Oasis Petroleum, Inc. (a)	7,537
215	PDC Energy, Inc. (a)	5,279
180	Rosetta Resources, Inc. (a)	6,591

		29,294

	Total Energy	51,836

	Financials — 8.9%
	Capital Markets — 4.6%
82	Affiliated Managers Group, Inc. (a)	8,964
166	Cohen & Steers, Inc. (c)	5,743
408	Financial Engines, Inc. (a)	8,750
913	PennantPark Investment Corp.	9,446
163	Stifel Financial Corp. (a)	5,027

		37,930

	Commercial Banks — 0.8%
113	Signature Bank (a)	6,889

	Insurance — 0.6%
170	Amtrust Financial Services, Inc.	5,036

	Real Estate Investment Trusts (REITs) — 2.3%
95	BRE Properties, Inc.	4,732
396	Douglas Emmett, Inc. (m)	9,138
76	Home Properties, Inc.	4,682

		18,552

	Real Estate Management & Development — 0.6%
123	Zillow, Inc., Class A (a)	4,759

	Total Financials	73,166

	Health Care — 20.5%
	Biotechnology — 5.2%
159	Acorda Therapeutics, Inc. (a)	3,741
310	Aegerion Pharmaceuticals, Inc. (a)	4,597
331	Ariad Pharmaceuticals, Inc. (a)	5,703
198	AVEO Pharmaceuticals, Inc. (a)	2,405
209	Cubist Pharmaceuticals, Inc. (a)	7,919
495	Halozyme Therapeutics, Inc. (a)	4,385
107	Onyx Pharmaceuticals, Inc. (a)	7,137
572	Synta Pharmaceuticals Corp. (a)	3,127
541	Threshold Pharmaceuticals, Inc. (a)	4,006

		43,020

	Health Care Equipment & Supplies — 6.6%
640	DynaVox, Inc., Class A (a)	717
1,202	Imris, Inc., (Canada) (a)	3,619

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
603	Insulet Corp. (a)	12,881
264	Masimo Corp. (a)	5,901
670	MELA Sciences, Inc. (a)	2,183
543	Novadaq Technologies, Inc., (Canada) (a)	3,624
852	Syneron Medical Ltd., (Israel) (a)	8,842
393	Tornier N.V., (Netherlands) (a)	8,804
2,268	Unilife Corp. (a)	7,665

		54,236

	Health Care Providers & Services — 4.1%
614	Acadia Healthcare Co., Inc. (a)	10,763
535	Emeritus Corp. (a)	9,004
273	Health Net, Inc. (a)	6,625
129	WellCare Health Plans, Inc. (a)	6,816

		33,208

	Health Care Technology — 0.8%
447	Omnicell, Inc. (a)	6,550

	Life Sciences Tools & Services — 1.6%
536	Bruker Corp. (a)	7,131
377	Fluidigm Corp. (a)	5,664

		12,795

	Pharmaceuticals — 2.2%
191	Impax Laboratories, Inc. (a)	3,880
645	Nektar Therapeutics (a)	5,204
327	Sagent Pharmaceuticals, Inc. (a)	5,909
143	ViroPharma, Inc. (a)	3,380

		18,373

	Total Health Care	168,182

	Industrials — 19.5%
	Aerospace & Defense — 1.1%
222	HEICO Corp.	8,775

	Building Products — 3.3%
181	Armstrong World Industries, Inc.	8,893
315	Simpson Manufacturing Co., Inc.	9,281
306	Trex Co., Inc. (a)	9,212

		27,386

	Commercial Services & Supplies — 1.1%
160	Clean Harbors, Inc. (a)	9,050

	Electrical Equipment — 1.3%
214	Acuity Brands, Inc.	10,910

	Industrial Conglomerates — 1.4%
219	Carlisle Cos., Inc.	11,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.6%
125	Graco, Inc.	5,751
115	Middleby Corp. (a)	11,495
357	Rexnord Corp. (a)	7,146
297	Titan International, Inc.	7,281
80	Wabtec Corp.	6,225

		37,898

	Professional Services — 1.0%
293	Mistras Group, Inc. (a)	7,692

	Road & Rail — 2.4%
438	Marten Transport Ltd.	9,305
238	Old Dominion Freight Line, Inc. (a)	10,302

		19,607

	Trading Companies & Distributors — 3.3%
106	MSC Industrial Direct Co., Inc., Class A	6,929
618	Rush Enterprises, Inc., Class A (a)	10,096
137	Watsco, Inc.	10,088

		27,113

	Total Industrials	160,058

	Information Technology — 26.6%
	Communications Equipment — 1.0%
548	Aruba Networks, Inc. (a)	8,244

	Computers & Peripherals — 0.8%
310	Fusion-io, Inc. (a)	6,474

	Electronic Equipment, Instruments & Components — 0.4%
145	Audience, Inc. (a)	2,788

	Internet Software & Services — 5.6%
268	Bazaarvoice, Inc. (a)	4,885
426	Cornerstone OnDemand, Inc. (a)	10,136
350	DealerTrack Holdings, Inc. (a)	10,549
137	Demandware, Inc. (a)	3,245
517	Envestnet, Inc. (a)	6,202
135	OpenTable, Inc. (a)	6,063
116	Rackspace Hosting, Inc. (a)	5,106

		46,186

	IT Services — 1.2%
727	ServiceSource International, Inc. (a)	10,073

	Semiconductors & Semiconductor Equipment — 5.2%
222	Cavium, Inc. (a)	6,202
158	Cymer, Inc. (a)	9,320
139	Hittite Microwave Corp. (a)	7,093
758	Inphi Corp. (a)	7,186

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
182	Mellanox Technologies Ltd., (Israel) (a)	12,914

		42,715

	Software — 12.4%
259	BroadSoft, Inc. (a)	7,489
119	CommVault Systems, Inc. (a)	5,879
156	Concur Technologies, Inc. (a)	10,624
331	Fortinet, Inc. (a)	7,681
155	Imperva, Inc. (a)	4,464
338	Infoblox, Inc. (a)	7,739
155	NetSuite, Inc. (a)	8,476
250	Parametric Technology Corp. (a)	5,246
327	RealPage, Inc. (a)	7,564
199	SolarWinds, Inc. (a)	8,669
158	Sourcefire, Inc. (a)	8,111
110	Splunk, Inc. (a)	3,091
791	Take-Two Interactive Software, Inc. (a)	7,481
320	TIBCO Software, Inc. (a)	9,559

		102,073

	Total Information Technology	218,553

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
963	Boingo Wireless, Inc. (a)	11,193

	Total Common Stocks (Cost $715,053)	807,564

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
103	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (c) (Cost $—)	—

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
12,882	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $12,882)	12,882

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,001	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,001)	1,001

	Total Investments — 100.0% (Cost $728,936)	821,447
	Other Assets in Excess of Liabilities — 0.0% (g)	73

	NET ASSETS — 100.0%	$821,520

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 12.0%
	Auto Components — 0.4%
47	Spartan Motors, Inc.	244
123	Superior Industries International, Inc.	2,014

		2,258

	Distributors — 0.1%
76	VOXX International Corp. (a)	707

	Diversified Consumer Services — 1.3%
305	Corinthian Colleges, Inc. (a)	882
130	Lincoln Educational Services Corp.	847
235	Regis Corp.	4,215
20	School Specialty, Inc. (a)	64
265	Stewart Enterprises, Inc., Class A	1,892

		7,900

	Hotels, Restaurants & Leisure — 2.4%
56	Ameristar Casinos, Inc.	986
12	Biglari Holdings, Inc. (a)	4,533
31	Bluegreen Corp. (a)	154
361	Boyd Gaming Corp. (a)	2,597
50	Einstein Noah Restaurant Group, Inc.	871
191	Isle of Capri Casinos, Inc. (a)	1,180
166	Multimedia Games Holding Co., Inc. (a)	2,323
24	Red Robin Gourmet Burgers, Inc. (a)	729
146	Ruth’s Hospitality Group, Inc. (a)	963
18	Scientific Games Corp., Class A (a)	156
13	Town Sports International Holdings, Inc. (a)	171

		14,663

	Household Durables — 1.7%
117	American Greetings Corp., Class A	1,703
88	Blyth, Inc.	3,044
46	CSS Industries, Inc.	950
118	La-Z-Boy, Inc. (a)	1,449
150	Leggett & Platt, Inc.	3,174
13	Lifetime Brands, Inc.	162

		10,482

	Internet & Catalog Retail — 0.2%
331	Orbitz Worldwide, Inc. (a)	1,208

	Leisure Equipment & Products — 0.7%
47	Arctic Cat, Inc. (a)	1,700
159	JAKKS Pacific, Inc.	2,542

		4,242

	Media — 1.7%
52	Crown Media Holdings, Inc., Class A (a)	91

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
161	Entercom Communications Corp., Class A (a)	972
10	Fisher Communications, Inc. (a)	305
156	Journal Communications, Inc., Class A (a)	804
231	LIN TV Corp., Class A (a)	697
187	McClatchy Co. (The), Class A (a) (c)	411
25	Nexstar Broadcasting Group, Inc., Class A (a)	167
38	Outdoor Channel Holdings, Inc.	279
3	Saga Communications, Inc., Class A (a)	126
66	Scholastic Corp.	1,850
421	Sinclair Broadcast Group, Inc., Class A	3,816
55	Valassis Communications, Inc. (a)	1,194
4	Value Line, Inc.	49

		10,761

	Multiline Retail — 1.0%
207	Bon-Ton Stores, Inc. (The)	1,619
67	Dillard’s, Inc., Class A	4,235

		5,854

	Specialty Retail — 1.8%
62	Brown Shoe Co., Inc.	798
142	Build-A-Bear Workshop, Inc. (a)	679
302	Conn’s, Inc. (a)	4,468
511	OfficeMax, Inc. (a)	2,584
30	Rent-A-Center, Inc.	1,019
474	Wet Seal, Inc. (The), Class A (a)	1,499

		11,047

	Textiles, Apparel & Luxury Goods — 0.7%
84	Cherokee, Inc.	1,163
319	Fifth & Pacific Cos., Inc. (a)	3,418

		4,581

	Total Consumer Discretionary	73,703

	Consumer Staples — 3.8%
	Food & Staples Retailing — 1.3%
8	Nash Finch Co.	164
5	Pantry, Inc. (The) (a)	69
2,244	Rite Aid Corp. (a)	3,141
86	Spartan Stores, Inc.	1,558
594	SUPERVALU, Inc.	3,078

		8,010

	Food Products — 0.1%
20	B&G Foods, Inc.	521
13	Farmer Bros Co. (a)	100

		621

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.9%
522	Central Garden & Pet Co., Class A (a)	5,682

	Personal Products — 0.5%
184	Prestige Brands Holdings, Inc. (a)	2,903

	Tobacco — 1.0%
140	Universal Corp.	6,495

	Total Consumer Staples	23,711

	Energy — 4.3%
	Energy Equipment & Services — 2.0%
464	Cal Dive International, Inc. (a)	1,346
101	Forum Energy Technologies, Inc. (a)	1,997
274	Helix Energy Solutions Group, Inc. (a)	4,494
657	Hercules Offshore, Inc. (a)	2,324
35	Natural Gas Services Group, Inc. (a)	522
166	Parker Drilling Co. (a)	746
34	Pioneer Drilling Co. (a)	273
48	Tesco Corp. (a)	575
4	Tetra Technologies, Inc. (a)	31

		12,308

	Oil, Gas & Consumable Fuels — 2.3%
26	Alon USA Energy, Inc.	216
23	Bonanza Creek Energy, Inc. (a)	384
51	Cloud Peak Energy, Inc. (a)	856
177	Energy Partners Ltd. (a)	2,996
25	Green Plains Renewable Energy, Inc. (a)	156
9	Panhandle Oil and Gas, Inc., Class A	259
147	Penn Virginia Corp.	1,078
241	Petroquest Energy, Inc. (a)	1,205
60	Renewable Energy Group, Inc. (a)	445
89	Stone Energy Corp. (a)	2,245
148	W&T Offshore, Inc.	2,264
88	Western Refining, Inc.	1,951
1	Westmoreland Coal Co. (a)	8

		14,063

	Total Energy	26,371

	Financials — 34.4%
	Capital Markets — 1.3%
21	Affiliated Managers Group, Inc. (a)	2,288
39	Apollo Investment Corp.	302
19	GAMCO Investors, Inc., Class A	826
49	Gladstone Capital Corp.	388
44	Gladstone Investment Corp.	327
170	Investment Technology Group, Inc. (a)	1,561
36	Janus Capital Group, Inc.	278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
198	MCG Capital Corp.	909
32	MVC Capital, Inc.	413
30	Oppenheimer Holdings, Inc., Class A	465
26	Piper Jaffray Cos. (a)	602

		8,359

	Commercial Banks — 12.7%
53	1st Source Corp.	1,189
40	BancFirst Corp.	1,681
200	BancorpSouth, Inc.	2,910
88	Bank of Hawaii Corp.	4,030
33	Banner Corp.	723
72	BBCN Bancorp, Inc. (a)	783
6	Cascade Bancorp (a)	34
111	Cathay General Bancorp	1,828
11	Center Bancorp, Inc.	125
72	Central Pacific Financial Corp. (a)	1,010
4	Century Bancorp, Inc., Class A	116
39	Chemical Financial Corp.	834
10	Citizens & Northern Corp.	194
16	Citizens Republic Bancorp, Inc. (a)	282
94	City Holding Co.	3,177
52	CoBiz Financial, Inc.	328
73	Community Bank System, Inc.	1,980
60	Community Trust Bancorp, Inc.	1,996
24	Cullen/Frost Bankers, Inc.	1,403
75	Financial Institutions, Inc.	1,273
37	First Bancorp	331
105	First Busey Corp.	507
4	First Citizens BancShares, Inc., Class A	667
711	First Commonwealth Financial Corp.	4,788
23	First Community Bancshares, Inc.	338
128	First Financial Bancorp	2,050
20	First Financial Bankshares, Inc. (c)	698
62	First Interstate Bancsystem, Inc.	887
24	First Merchants Corp.	304
214	FirstMerit Corp.	3,541
250	FNB Corp.	2,716
1	Fulton Financial Corp.	12
19	Great Southern Bancorp, Inc.	535
45	Hancock Holding Co.	1,373
29	Heartland Financial USA, Inc.	701
28	Hudson Valley Holding Corp.	503
31	Lakeland Bancorp, Inc.	330
15	Lakeland Financial Corp.	402
154	MainSource Financial Group, Inc.	1,821

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
64	MB Financial, Inc.	1,385
32	Metro Bancorp, Inc. (a)	381
31	MetroCorp Bancshares, Inc. (a)	329
20	OmniAmerican Bancorp, Inc. (a)	426
255	Oriental Financial Group, Inc.	2,825
60	PacWest Bancorp	1,408
12	S&T Bancorp, Inc.	212
9	Sierra Bancorp	90
29	Simmons First National Corp., Class A	677
139	Southwest Bancorp, Inc. (a)	1,303
19	StellarOne Corp.	237
26	Sterling Financial Corp. (a)	484
9	Suffolk Bancorp (a)	119
210	Susquehanna Bancshares, Inc.	2,159
30	SVB Financial Group (a)	1,762
236	TCF Financial Corp.	2,714
21	Tompkins Financial Corp.	799
77	Trustmark Corp.	1,892
100	UMB Financial Corp.	5,143
47	Umpqua Holdings Corp.	621
33	Union First Market Bankshares Corp.	480
33	Valley National Bancorp	347
20	Washington Trust Bancorp, Inc.	492
10	West Bancorp, Inc.	95
36	West Coast Bancorp (a)	711
30	Westamerica Bancorp	1,397
221	Wilshire Bancorp, Inc. (a)	1,210

		78,098

	Consumer Finance — 1.6%
12	Credit Acceptance Corp. (a)	1,026
199	DFC Global Corp. (a)	3,658
79	World Acceptance Corp. (a)	5,185

		9,869

	Diversified Financial Services — 0.5%
12	Marlin Business Services Corp.	193
151	PHH Corp. (a)	2,641
19	Resource America, Inc., Class A	121

		2,955

	Insurance — 4.3%
357	American Equity Investment Life Holding Co.	3,928
24	American Safety Insurance Holdings Ltd. (a)	454
55	Arch Capital Group Ltd., (Bermuda) (a)	2,171
51	Argo Group International Holdings Ltd., (Bermuda)	1,490

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	10
220		CNO Financial Group, Inc.	1,718
6		EMC Insurance Group, Inc.	125
39		Hallmark Financial Services (a)	304
177		Horace Mann Educators Corp.	3,096
54		Meadowbrook Insurance Group, Inc.	476
111		Platinum Underwriters Holdings Ltd., (Bermuda)	4,221
51		ProAssurance Corp.	4,570
51		Selective Insurance Group, Inc.	893
34		StanCorp Financial Group, Inc.	1,278
169		Symetra Financial Corp.	2,137

			26,871

		Real Estate Investment Trusts (REITs) — 12.4%
972		Anworth Mortgage Asset Corp.	6,851
105		Apartment Investment & Management Co., Class A	2,844
351		Ashford Hospitality Trust, Inc.	2,959
509		Capstead Mortgage Corp.	7,076
225		CBL & Associates Properties, Inc.	4,389
21		Colonial Properties Trust	471
189		Coresite Realty Corp.	4,881
369		CubeSmart	4,306
190		CYS Investments, Inc.	2,616
1,022		DCT Industrial Trust, Inc.	6,440
170		DiamondRock Hospitality Co.	1,737
206		Education Realty Trust, Inc.	2,281
187		FelCor Lodging Trust, Inc. (a)	878
67		First Industrial Realty Trust, Inc. (a)	851
44		Getty Realty Corp.	846
35		Home Properties, Inc.	2,166
85		Hospitality Properties Trust	2,115
43		LaSalle Hotel Properties	1,241
354		Lexington Realty Trust	2,999
53		LTC Properties, Inc.	1,919
165		Mission West Properties, Inc.	1,424
81		Parkway Properties, Inc.	924
122		Pennsylvania Real Estate Investment Trust	1,829
115		Potlatch Corp.	3,676
20		PS Business Parks, Inc.	1,361
522		RAIT Financial Trust	2,410
152		Redwood Trust, Inc.	1,895
232		Sunstone Hotel Investors, Inc. (a)	2,545
7		Taubman Centers, Inc.	563

			76,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 1.6%
135	Astoria Financial Corp.	1,322
13	BankFinancial Corp.	96
52	Beneficial Mutual Bancorp, Inc. (a)	450
91	Doral Financial Corp. (a)	136
13	ESB Financial Corp.	174
241	MGIC Investment Corp. (a)	694
30	OceanFirst Financial Corp.	425
316	Ocwen Financial Corp. (a)	5,927
14	WSFS Financial Corp.	550

		9,774

	Total Financials	212,419

	Health Care — 5.2%
	Biotechnology — 0.9%
15	Achillion Pharmaceuticals, Inc. (a) (m)	93
59	Celldex Therapeutics, Inc. (a)	307
59	Clovis Oncology, Inc. (a)	1,286
589	Lexicon Pharmaceuticals, Inc. (a)	1,325
409	Oncothyreon, Inc. (a)	1,913
65	PDL BioPharma, Inc.	428

		5,352

	Health Care Equipment & Supplies — 1.0%
10	AngioDynamics, Inc. (a)	118
199	Greatbatch, Inc. (a)	4,517
71	RTI Biologics, Inc. (a)	265
89	SurModics, Inc. (a)	1,545

		6,445

	Health Care Providers & Services — 2.4%
113	Amedisys, Inc. (a)	1,410
26	CardioNet, Inc. (a)	53
129	Cross Country Healthcare, Inc. (a)	562
36	Gentiva Health Services, Inc. (a)	249
51	HealthSouth Corp. (a)	1,177
113	Magellan Health Services, Inc. (a)	5,104
442	Skilled Healthcare Group, Inc., Class A (a)	2,773
427	Sun Healthcare Group, Inc. (a)	3,571

		14,899

	Health Care Technology — 0.2%
91	MedAssets, Inc. (a)	1,221

	Life Sciences Tools & Services — 0.2%
301	Affymetrix, Inc. (a)	1,413

	Pharmaceuticals — 0.5%
11	Cornerstone Therapeutics, Inc. (a)	67

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
57	Medicis Pharmaceutical Corp., Class A	1,961
37	ViroPharma, Inc. (a)	884

		2,912

	Total Health Care	32,242

	Industrials — 13.1%
	Aerospace & Defense — 1.2%
50	Ceradyne, Inc.	1,287
82	Cubic Corp.	3,962
362	GenCorp, Inc. (a)	2,358

		7,607

	Air Freight & Logistics — 0.2%
192	Pacer International, Inc. (a)	1,041

	Airlines — 1.1%
47	Alaska Air Group, Inc. (a)	1,680
82	Hawaiian Holdings, Inc. (a)	531
371	Republic Airways Holdings, Inc. (a)	2,057
173	SkyWest, Inc.	1,129
98	U.S. Airways Group, Inc. (a)	1,302

		6,699

	Building Products — 0.9%
169	Gibraltar Industries, Inc. (a)	1,755
168	NCI Building Systems, Inc. (a)	1,817
69	Quanex Building Products Corp.	1,229
19	Trex Co., Inc. (a)	578

		5,379

	Commercial Services & Supplies — 1.6%
103	ACCO Brands Corp. (a) (m)	1,067
64	American Reprographics Co. (a)	319
86	Cenveo, Inc. (a)	167
532	EnergySolutions, Inc. (a)	899
59	G&K Services, Inc., Class A	1,825
63	HNI Corp.	1,625
29	Knoll, Inc.	390
49	Quad/Graphics, Inc.	708
135	Steelcase, Inc., Class A	1,218
58	United Stationers, Inc.	1,550

		9,768

	Construction & Engineering — 1.2%
84	Argan, Inc.	1,173
75	Comfort Systems USA, Inc.	751
164	EMCOR Group, Inc.	4,560
39	Michael Baker Corp. (a)	1,010

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — Continued
1	Pike Electric Corp. (a)	9

		7,503

	Electrical Equipment — 0.3%
100	LSI Industries, Inc.	709
29	Powell Industries, Inc. (a)	1,072

		1,781

	Industrial Conglomerates — 0.3%
48	Standex International Corp.	2,048

	Machinery — 3.1%
51	AGCO Corp. (a) (m)	2,314
63	American Railcar Industries, Inc. (a)	1,705
3	Ampco-Pittsburgh Corp.	52
152	Briggs & Stratton Corp.	2,660
163	Douglas Dynamics, Inc.	2,321
107	Federal Signal Corp. (a)	624
70	FreightCar America, Inc.	1,600
52	Hurco Cos., Inc. (a)	1,057
33	Kadant, Inc. (a)	781
152	Meritor, Inc. (a)	791
37	Mueller Industries, Inc.	1,580
157	Mueller Water Products, Inc., Class A	544
19	NACCO Industries, Inc., Class A	2,151
9	Proto Labs, Inc. (a)	268
11	Watts Water Technologies, Inc., Class A	367

		18,815

	Marine — 0.1%
31	International Shipholding Corp.	588

	Professional Services — 0.4%
117	Barrett Business Services, Inc.	2,480
5	FTI Consulting, Inc. (a)	129

		2,609

	Road & Rail — 1.0%
2	Amerco, Inc.	198
31	Arkansas Best Corp.	386
27	Celadon Group, Inc.	437
21	Heartland Express, Inc.	301
61	RailAmerica, Inc. (a)	1,481
134	Saia, Inc. (a)	2,929
14	Werner Enterprises, Inc.	331

		6,063

	Trading Companies & Distributors — 1.5%
89	Aircastle Ltd.	1,068

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
133	Applied Industrial Technologies, Inc.	4,888
113	Interline Brands, Inc. (a)	2,820
14	MRC Global, Inc. (a)	294
9	TAL International Group, Inc.	310

		9,380

	Transportation Infrastructure — 0.2%
106	Wesco Aircraft Holdings, Inc. (a)	1,349

	Total Industrials	80,630

	Information Technology — 12.1%
	Communications Equipment — 1.9%
240	Arris Group, Inc. (a)	3,340
42	Aviat Networks, Inc. (a)	117
40	Bel Fuse, Inc., Class B	702
58	Black Box Corp.	1,653
45	Calix, Inc. (a)	366
176	Comtech Telecommunications Corp.	5,039
47	Oplink Communications, Inc. (a)	629

		11,846

	Computers & Peripherals — 0.9%
203	Electronics for Imaging, Inc. (a)	3,292
35	Fusion-io, Inc. (a)	731
56	Imation Corp. (a)	328
70	STEC, Inc. (a)	549
45	Xyratex Ltd., (United Kingdom)	513

		5,413

	Electronic Equipment, Instruments & Components — 2.1%
56	Aeroflex Holding Corp. (a) (m)	341
91	Agilysys, Inc. (a)	791
9	Anixter International, Inc.	493
33	Audience, Inc. (a)	632
83	Cognex Corp.	2,617
52	Coherent, Inc. (a)	2,230
37	Electro Scientific Industries, Inc.	434
43	Methode Electronics, Inc.	368
44	Newport Corp. (a)	528
56	Park Electrochemical Corp.	1,452
31	Richardson Electronics Ltd.	379
43	Tech Data Corp. (a)	2,052
76	Vishay Intertechnology, Inc. (a)	714

		13,031

	Internet Software & Services — 0.9%
25	Bazaarvoice, Inc. (a)	450
89	Demand Media, Inc. (a)	998

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
21	Demandware, Inc. (a)	497
60	Digital River, Inc. (a)	991
16	ExactTarget, Inc. (a)	339
49	IntraLinks Holdings, Inc. (a)	214
46	Monster Worldwide, Inc. (a)	390
230	United Online, Inc.	970
61	XO Group, Inc. (a)	538

		5,387

	IT Services — 1.5%
30	CACI International, Inc., Class A (a)	1,656
96	CIBER, Inc. (a)	412
95	Convergys Corp.	1,400
128	CSG Systems International, Inc. (a)	2,217
65	Euronet Worldwide, Inc. (a)	1,115
169	Global Cash Access Holdings, Inc. (a)	1,216
33	Unisys Corp. (a)	637
43	Vantiv, Inc., Class A (a)	999

		9,652

	Semiconductors & Semiconductor Equipment — 2.9%
43	Advanced Energy Industries, Inc. (a) (m)	583
44	Amkor Technology, Inc. (a)	215
74	Brooks Automation, Inc.	697
59	DSP Group, Inc. (a)	374
53	Entropic Communications, Inc. (a)	297
68	Exar Corp. (a)	551
33	GSI Technology, Inc. (a)	154
101	GT Advanced Technologies, Inc. (a)	532
77	Integrated Device Technology, Inc. (a)	435
93	Intermolecular, Inc. (a)	720
35	IXYS Corp. (a)	395
85	Kulicke & Soffa Industries, Inc. (a)	761
70	Lam Research Corp. (a)	2,659
165	Lattice Semiconductor Corp. (a)	622
340	LTX-Credence Corp. (a)	2,279
15	M/A-COM Technology Solutions Holdings, Inc. (a)	276
36	Microsemi Corp. (a)	673
41	Pericom Semiconductor Corp. (a)	371
67	Photronics, Inc. (a)	410
58	RF Micro Devices, Inc. (a)	247
54	Rudolph Technologies, Inc. (a)	469
66	Sigma Designs, Inc. (a)	421
144	Spansion, Inc., Class A (a)	1,579
61	STR Holdings, Inc. (a)	279
24	Supertex, Inc. (a)	458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
97	Tessera Technologies, Inc.	1,489

		17,946

	Software — 1.9%
139	Aspen Technology, Inc. (a)	3,222
77	Envivio, Inc. (a)	496
56	Fair Isaac Corp.	2,368
15	Guidewire Software, Inc. (a)	425
43	Infoblox, Inc. (a)	995
18	JDA Software Group, Inc. (a)	528
11	Jive Software, Inc. (a)	223
8	Proofpoint, Inc. (a)	139
109	TIBCO Software, Inc. (a)	3,246

		11,642

	Total Information Technology	74,917

	Materials — 5.4%
	Chemicals — 1.4%
34	Georgia Gulf Corp.	868
17	Innophos Holdings, Inc.	959
66	Minerals Technologies, Inc.	4,197
158	Spartech Corp. (a)	818
125	Tredegar Corp.	1,826

		8,668

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	150

	Containers & Packaging — 0.6%
86	Graphic Packaging Holding Co. (a)	472
187	Myers Industries, Inc.	3,200

		3,672

	Metals & Mining — 1.9%
142	Coeur d’Alene Mines Corp. (a)	2,500
218	Hecla Mining Co.	1,034
87	U.S. Silica Holdings, Inc. (a)	983
343	Worthington Industries, Inc.	7,011

		11,528

	Paper & Forest Products — 1.5%
36	Buckeye Technologies, Inc.	1,031
34	Domtar Corp., (Canada)	2,608
84	Neenah Paper, Inc.	2,237
214	PH Glatfelter Co.	3,503

		9,379

	Total Materials	33,397

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.4%
767	Alaska Communications Systems Group, Inc.	1,611
43	Consolidated Communications Holdings, Inc.	629

		2,240

	Wireless Telecommunication Services — 0.2%
181	Leap Wireless International, Inc. (a)	1,167

	Total Telecommunication Services	3,407

	Utilities — 6.8%
	Electric Utilities — 2.2%
159	El Paso Electric Co.	5,282
210	Portland General Electric Co.	5,596
27	Unitil Corp.	726
54	UNS Energy Corp.	2,086

		13,690

	Gas Utilities — 2.3%
92	AGL Resources, Inc. (m)	3,565
138	Laclede Group, Inc. (The)	5,498
12	New Jersey Resources Corp.	536
25	Piedmont Natural Gas Co., Inc.	789
81	Southwest Gas Corp.	3,522

		13,910

	Independent Power Producers & Energy Traders — 0.2%
851	GenOn Energy, Inc. (a)	1,456

	Multi-Utilities — 1.9%
185	Avista Corp.	4,934
21	CH Energy Group, Inc.	1,347
152	NorthWestern Corp.	5,567

		11,848

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
35	California Water Service Group	637
34	Consolidated Water Co., Ltd., (Cayman Islands)	281

		918

	Total Utilities	41,822

	Total Common Stocks (Cost $524,454)	602,619

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
2,220	U.S. Treasury Note, 0.500%, 11/30/12 (k) (m) (Cost $2,224)	2,223

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
12,499	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $12,499)	12,499

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
291	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $291)	291

	Total Investments — 100.1% (Cost $539,468)	617,632
	Liabilities in Excess of Other Assets — (0.1)%	(566)

	NET ASSETS — 100.0%	$617,066

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
185	E-mini Russell 2000	09/21/12	$14,715	$580

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
		Consumer Discretionary — 14.6%
		Auto Components — 0.5%
6		Dana Holding Corp.	78
47		Spartan Motors, Inc.	245
1		Superior Industries International, Inc.	23

			346

		Diversified Consumer Services — 1.2%
10		Coinstar, Inc. (a)	659
3		Mac-Gray Corp.	41
7		Regis Corp.	133

			833

		Hotels, Restaurants & Leisure — 3.8%
20		Ameristar Casinos, Inc.	355
2		Biglari Holdings, Inc. (a)	696
4		CEC Entertainment, Inc.	138
—	(h)	DineEquity, Inc. (a)	13
7		Interval Leisure Group, Inc.	141
4		Monarch Casino & Resort, Inc. (a)	38
17		Multimedia Games Holding Co., Inc. (a)	239
9		PF Chang’s China Bistro, Inc.	448
7		Red Robin Gourmet Burgers, Inc. (a)	220
28		Town Sports International Holdings, Inc. (a)	375

			2,663

		Household Durables — 2.1%
24		American Greetings Corp., Class A (c)	348
12		Blyth, Inc.	415
6		CSS Industries, Inc.	125
20		Leggett & Platt, Inc.	412
12		Lifetime Brands, Inc.	147

			1,447

		Internet & Catalog Retail — 0.5%
18		Overstock.com, Inc. (a)	123
19		PetMed Express, Inc.	236

			359

		Leisure Equipment & Products — 1.6%
7		Arctic Cat, Inc. (a)	249
11		Brunswick Corp.	251
39		JAKKS Pacific, Inc.	619

			1,119

		Media — 1.8%
3		Cinemark Holdings, Inc.	68
12		Entercom Communications Corp., Class A (a)	72
2		Fisher Communications, Inc. (a)	48

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
10		Journal Communications, Inc., Class A (a)	53
20		Nexstar Broadcasting Group, Inc., Class A (a)	135
8		Outdoor Channel Holdings, Inc.	55
16		Scholastic Corp.	445
43		Sinclair Broadcast Group, Inc., Class A	385

			1,261

		Multiline Retail — 1.1%
9		Bon-Ton Stores, Inc. (The)	70
11		Dillard’s, Inc., Class A	707

			777

		Specialty Retail — 1.4%
2		Ascena Retail Group, Inc. (a)	30
37		Conn’s, Inc. (a)	554
13		Finish Line, Inc. (The), Class A	261
1		Group 1 Automotive, Inc.	55
2		Rent-A-Center, Inc.	50
3		Tilly’s, Inc., Class A (a)	40

			990

		Textiles, Apparel & Luxury Goods — 0.6%
—	(h)	Carter’s, Inc. (a)	4
40		Fifth & Pacific Cos., Inc. (a)	431

			435

		Total Consumer Discretionary	10,230

		Consumer Staples — 4.0%
		Beverages — 0.0% (g)
6		Central European Distribution Corp., (Poland) (a)	17

		Food & Staples Retailing — 1.4%
1		Arden Group, Inc., Class A	105
352		Rite Aid Corp. (a)	492
72		SUPERVALU, Inc.	372

			969

		Food Products — 0.9%
8		B&G Foods, Inc.	202
46		Smart Balance, Inc. (a)	427

			629

		Personal Products — 0.6%
1		Herbalife Ltd., (Cayman Islands)	39
—	(h)	Nu Skin Enterprises, Inc., Class A	7
13		Prestige Brands Holdings, Inc. (a)	204
5		USANA Health Sciences, Inc. (a)	185

			435

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Tobacco — 1.1%
17		Universal Corp.	783

		Total Consumer Staples	2,833

		Energy — 5.7%
		Energy Equipment & Services — 1.8%
62		Cal Dive International, Inc. (a)	181
4		Dresser-Rand Group, Inc. (a)	183
15		Forum Energy Technologies, Inc. (a)	285
2		Geokinetics, Inc. (a)	1
29		Helix Energy Solutions Group, Inc. (a)	473
1		Hercules Offshore, Inc. (a)	4
7		ION Geophysical Corp. (a)	43
1		Parker Drilling Co. (a)	6
6		Superior Energy Services, Inc. (a)	111

			1,287

		Oil, Gas & Consumable Fuels — 3.9%
1		Clayton Williams Energy, Inc. (a)	48
17		Cloud Peak Energy, Inc. (a)	279
1		Contango Oil & Gas Co. (a)	83
6		CVR Energy, Inc. (a)	165
20		Delek U.S. Holdings, Inc.	348
28		Energy Partners Ltd. (a)	480
—	(h)	Isramco, Inc. (a)	24
3		McMoRan Exploration Co. (a)	41
16		Petroquest Energy, Inc. (a)	81
5		Renewable Energy Group, Inc. (a)	39
9		Stone Energy Corp. (a)	233
5		Swift Energy Co. (a)	93
32		VAALCO Energy, Inc. (a)	274
31		W&T Offshore, Inc.	467
2		Western Refining, Inc.	49
1		Westmoreland Coal Co. (a)	5

			2,709

		Total Energy	3,996

		Financials — 21.2%
		Capital Markets — 1.4%
4		Affiliated Managers Group, Inc. (a)	449
5		Federated Investors, Inc., Class B	109
30		Investment Technology Group, Inc. (a)	279
1		Janus Capital Group, Inc.	8
6		KBW, Inc.	99

			944

		Commercial Banks — 6.2%
4		1st Source Corp.	93

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
9		BancFirst Corp.	386
20		BancorpSouth, Inc.	287
4		Banner Corp.	90
7		BBCN Bancorp, Inc. (a)	72
8		Cathay General Bancorp	125
3		Chemical Financial Corp.	60
1		Citizens & Northern Corp.	19
9		City Holding Co. (c)	310
6		CoBiz Financial, Inc.	38
8		Financial Institutions, Inc.	138
55		First Commonwealth Financial Corp.	373
6		First Financial Bancorp	102
4		First Interstate Bancsystem, Inc.	54
2		First Merchants Corp.	27
13		FNB Corp.	140
4		Heartland Financial USA, Inc.	101
5		MainSource Financial Group, Inc.	59
4		MetroCorp Bancshares, Inc. (a)	37
2		OmniAmerican Bancorp, Inc. (a)	43
22		Oriental Financial Group, Inc.	246
6		PacWest Bancorp	135
5		Sierra Bancorp	45
—	(h)	Signature Bank (a)	9
5		Simmons First National Corp., Class A	126
21		Southwest Bancorp, Inc. (a)	198
2		StellarOne Corp.	27
12		Suffolk Bancorp (a)	152
12		Susquehanna Bancshares, Inc.	126
2		SVB Financial Group (a)	123
20		TCF Financial Corp. (c)	230
3		UMB Financial Corp.	128
6		West Bancorp, Inc.	54
2		Westamerica Bancorp	109
13		Wilshire Bancorp, Inc. (a)	71

			4,333

		Consumer Finance — 1.9%
4		Credit Acceptance Corp. (a)	329
25		DFC Global Corp. (a)	468
8		World Acceptance Corp. (a)	546

			1,343

		Diversified Financial Services — 0.5%
8		Marlin Business Services Corp.	125
13		PHH Corp. (a)	218

			343

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 2.4%
25		American Equity Investment Life Holding Co.	277
2		Aspen Insurance Holdings Ltd., (Bermuda)	61
36		CNO Financial Group, Inc.	278
7		Meadowbrook Insurance Group, Inc.	58
4		Navigators Group, Inc. (The) (a)	185
8		Platinum Underwriters Holdings Ltd., (Bermuda)	316
4		ProAssurance Corp.	330
14		Symetra Financial Corp.	177

			1,682

		Real Estate Investment Trusts (REITs) — 8.0%
—	(h)	American Campus Communities, Inc.	5
36		Anworth Mortgage Asset Corp.	251
4		Ashford Hospitality Trust, Inc.	30
2		Associated Estates Realty Corp.	22
4		BioMed Realty Trust, Inc.	77
41		Capstead Mortgage Corp.	565
9		CBL & Associates Properties, Inc.	178
28		Coresite Realty Corp.	723
20		DCT Industrial Trust, Inc. (c)	123
10		DiamondRock Hospitality Co.	103
4		EastGroup Properties, Inc.	219
2		Equity Lifestyle Properties, Inc.	103
1		Extra Space Storage, Inc.	25
3		First Industrial Realty Trust, Inc. (a)	40
5		Home Properties, Inc.	288
9		Hospitality Properties Trust	228
12		Lexington Realty Trust	105
16		LTC Properties, Inc.	562
5		MFA Financial, Inc.	39
9		Mission West Properties, Inc.	82
3		National Retail Properties, Inc.	88
10		Pennsylvania Real Estate Investment Trust	148
5		Post Properties, Inc.	240
14		Potlatch Corp.	460
1		PS Business Parks, Inc.	75
23		RAIT Financial Trust	105
18		Ramco-Gershenson Properties Trust	220
5		Saul Centers, Inc.	223
1		Tanger Factory Outlet Centers	35
3		Taubman Centers, Inc.	208

			5,570

		Thrifts & Mortgage Finance — 0.8%
6		Astoria Financial Corp.	61
2		BankFinancial Corp.	11

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
6	Beneficial Mutual Bancorp, Inc. (a)	52
2	Capitol Federal Financial, Inc.	18
6	OceanFirst Financial Corp.	88
19	Ocwen Financial Corp. (a)	349

		579

	Total Financials	14,794

	Health Care — 13.0%
	Biotechnology — 3.1%
37	Achillion Pharmaceuticals, Inc. (a)	229
16	Acorda Therapeutics, Inc. (a)	375
24	Ariad Pharmaceuticals, Inc. (a)	420
14	ArQule, Inc. (a)	84
10	AVEO Pharmaceuticals, Inc. (a)	118
17	BioCryst Pharmaceuticals, Inc. (a)	69
3	Incyte Corp., Ltd. (a)	59
12	OncoGenex Pharmaceutical, Inc. (a)	156
2	Onyx Pharmaceuticals, Inc. (a)	113
99	Orexigen Therapeutics, Inc. (a)	546

		2,169

	Health Care Equipment & Supplies — 2.7%
20	Accuray, Inc. (a) (m)	136
3	AngioDynamics, Inc. (a)	41
18	CONMED Corp.	484
27	Greatbatch, Inc. (a)	606
19	Invacare Corp.	298
88	RTI Biologics, Inc. (a)	330

		1,895

	Health Care Providers & Services — 2.5%
3	Alliance HealthCare Services, Inc. (a)	3
13	Amedisys, Inc. (a)	167
2	AMERIGROUP Corp. (a)	99
8	CardioNet, Inc. (a)	15
45	Cross Country Healthcare, Inc. (a)	197
12	Gentiva Health Services, Inc. (a)	80
3	Magellan Health Services, Inc. (a)	122
4	Molina Healthcare, Inc. (a)	94
36	Skilled Healthcare Group, Inc., Class A (a)	226
62	Sun Healthcare Group, Inc. (a)	518
5	WellCare Health Plans, Inc. (a)	260

		1,781

	Health Care Technology — 0.6%
30	MedAssets, Inc. (a)	405

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.0%
84	Affymetrix, Inc. (a)	396
13	Cambrex Corp. (a)	119
1	Mettler-Toledo International, Inc. (a)	109
37	Pacific Biosciences of California, Inc. (a)	80

		704

	Pharmaceuticals — 3.1%
8	Cornerstone Therapeutics, Inc. (a)	52
7	Jazz Pharmaceuticals plc, (Ireland) (a)	306
11	MAP Pharmaceuticals, Inc. (a)	159
26	Medicis Pharmaceutical Corp., Class A	895
23	Nektar Therapeutics (a)	186
23	ViroPharma, Inc. (a)	533

		2,131

	Total Health Care	9,085

	Industrials — 14.5%
	Aerospace & Defense — 1.2%
10	Cubic Corp.	490
40	GenCorp, Inc. (a) (c)	263
12	Taser International, Inc. (a)	65

		818

	Air Freight & Logistics — 0.3%
23	Pacer International, Inc. (a)	127
2	Park-Ohio Holdings Corp. (a)	42

		169

	Airlines — 1.0%
9	Alaska Air Group, Inc. (a)	312
22	Hawaiian Holdings, Inc. (a)	141
37	Republic Airways Holdings, Inc. (a)	205
4	U.S. Airways Group, Inc. (a)	49

		707

	Building Products — 0.5%
28	Gibraltar Industries, Inc. (a)	289
3	Trex Co., Inc. (a)	81

		370

	Commercial Services & Supplies — 2.8%
28	ACCO Brands Corp. (a) (m)	293
31	American Reprographics Co. (a)	154
10	Deluxe Corp.	242
48	EnergySolutions, Inc. (a)	82
4	G&K Services, Inc., Class A	128
13	Intersections, Inc.	212
27	Knoll, Inc.	360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
2	Portfolio Recovery Associates, Inc. (a)	192
13	Quad/Graphics, Inc.	180
2	Rollins, Inc.	49
3	Standard Parking Corp. (a)	54
4	Steelcase, Inc., Class A	34

		1,980

	Construction & Engineering — 1.0%
12	Argan, Inc.	168
20	EMCOR Group, Inc.	559

		727

	Electrical Equipment — 0.4%
6	Acuity Brands, Inc.	290

	Industrial Conglomerates — 0.4%
7	Standex International Corp.	281

	Machinery — 3.9%
1	Ampco-Pittsburgh Corp.	20
1	Cascade Corp.	66
17	Douglas Dynamics, Inc.	241
17	FreightCar America, Inc.	387
8	Hurco Cos., Inc. (a)	170
2	Kadant, Inc. (a)	35
9	Mueller Industries, Inc.	392
1	NACCO Industries, Inc., Class A	116
10	Nordson Corp.	487
1	Proto Labs, Inc. (a)	32
17	Sauer-Danfoss, Inc.	576
9	Trimas Corp. (a)	177

		2,699

	Professional Services — 0.5%
15	Barrett Business Services, Inc.	324

	Road & Rail — 1.7%
6	Arkansas Best Corp.	78
3	Celadon Group, Inc.	41
4	Con-way, Inc.	148
9	Heartland Express, Inc.	130
14	RailAmerica, Inc. (a)	349
21	Saia, Inc. (a)	468

		1,214

	Trading Companies & Distributors — 0.6%
9	Aircastle Ltd.	110
7	Applied Industrial Technologies, Inc.	243
2	Interline Brands, Inc. (a)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — Continued
1	MRC Global, Inc. (a)	30

		425

	Transportation Infrastructure — 0.2%
13	Wesco Aircraft Holdings, Inc. (a)	166

	Total Industrials	10,170

	Information Technology — 15.8%
	Communications Equipment — 2.2%
33	Arris Group, Inc. (a)	455
13	Aviat Networks, Inc. (a)	36
9	Black Box Corp.	253
7	Comtech Telecommunications Corp.	189
11	InterDigital, Inc. (c)	336
12	Oplink Communications, Inc. (a)	158
4	Plantronics, Inc.	124

		1,551

	Computers & Peripherals — 0.3%
6	Electronics for Imaging, Inc. (a)	92
4	Fusion-io, Inc. (a)	86
13	Imation Corp. (a)	78

		256

	Electronic Equipment, Instruments & Components — 1.4%
5	Agilysys, Inc. (a)	39
5	Audience, Inc. (a)	90
37	Brightpoint, Inc. (a)	201
16	Checkpoint Systems, Inc. (a)	139
9	Coherent, Inc. (a)	381
3	Richardson Electronics Ltd.	31
9	Vishay Intertechnology, Inc. (a)	86

		967

	Internet Software & Services — 1.9%
15	Ancestry.com, Inc. (a)	410
4	Bazaarvoice, Inc. (a)	65
2	Demand Media, Inc. (a)	24
2	Demandware, Inc. (a)	57
19	Digital River, Inc. (a)	310
2	ExactTarget, Inc. (a)	50
6	Move, Inc. (a)	56
5	OpenTable, Inc. (a)	203
14	QuinStreet, Inc. (a)	131

		1,306

	IT Services — 1.6%
9	CACI International, Inc., Class A (a)	501

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — Continued
5		CSG Systems International, Inc. (a)	86
4		Heartland Payment Systems, Inc.	111
1		Jack Henry & Associates, Inc.	31
1		TNS, Inc. (a)	18
4		Unisys Corp. (a)	84
5		Vantiv, Inc., Class A (a)	112
5		VeriFone Systems, Inc. (a)	158

			1,101

		Semiconductors & Semiconductor Equipment — 3.7%
4		ATMI, Inc. (a) (m)	74
6		Brooks Automation, Inc.	60
7		Cirrus Logic, Inc. (a)	197
5		Cymer, Inc. (a)	265
4		DSP Group, Inc. (a)	24
25		GT Advanced Technologies, Inc. (a)	134
7		Integrated Device Technology, Inc. (a)	40
11		Intermolecular, Inc. (a)	85
14		Kulicke & Soffa Industries, Inc. (a)	120
12		Lattice Semiconductor Corp. (a)	44
66		LSI Corp. (a)	417
62		LTX-Credence Corp. (a)	412
2		M/A-COM Technology Solutions Holdings, Inc. (a)	32
31		Micrel, Inc.	291
9		Photronics, Inc. (a)	55
21		RF Micro Devices, Inc. (a)	90
8		Rudolph Technologies, Inc. (a)	72
5		Semtech Corp. (a)	110
10		STR Holdings, Inc. (a)	45

			2,567

		Software — 4.7%
20		Aspen Technology, Inc. (a)	465
9		Envivio, Inc. (a)	56
5		EPIQ Systems, Inc.	59
4		Fair Isaac Corp.	173
2		Guidewire Software, Inc. (a)	45
1		Imperva, Inc. (a)	23
6		Infoblox, Inc. (a)	138
4		JDA Software Group, Inc. (a)	117
18		Manhattan Associates, Inc. (a)	832
36		Monotype Imaging Holdings, Inc. (a)	595
—	(h)	NetSuite, Inc. (a)	11
1		Proofpoint, Inc. (a)	20
2		Quest Software, Inc. (a)	61
—	(h)	SolarWinds, Inc. (a)	13

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
33	TeleNav, Inc. (a)	205
6	TIBCO Software, Inc. (a)	186
15	Websense, Inc. (a)	283

		3,282

	Total Information Technology	11,030

	Materials — 4.8%
	Chemicals — 1.7%
11	Georgia Gulf Corp.	272
12	Minerals Technologies, Inc.	784
9	Tredegar Corp.	134

		1,190

	Construction Materials — 0.2%
23	Headwaters, Inc. (a)	117

	Containers & Packaging — 0.6%
23	Myers Industries, Inc.	400

	Metals & Mining — 1.2%
8	Coeur d’Alene Mines Corp. (a)	144
6	Hecla Mining Co.	30
16	U.S. Silica Holdings, Inc. (a)	175
24	Worthington Industries, Inc.	499

		848

	Paper & Forest Products — 1.1%
6	Buckeye Technologies, Inc.	162
2	Domtar Corp., (Canada)	161
7	Neenah Paper, Inc.	192
18	PH Glatfelter Co.	287

		802

	Total Materials	3,357

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
40	Cincinnati Bell, Inc. (a)	148
17	Consolidated Communications Holdings, Inc.	244

		392

	Wireless Telecommunication Services — 0.0% (g)
1	NTELOS Holdings Corp.	13

	Total Telecommunication Services	405

	Utilities — 3.5%
	Electric Utilities — 1.1%
9	El Paso Electric Co.	305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
13	Portland General Electric Co.	349
4	UNS Energy Corp.	158

		812

	Gas Utilities — 1.2%
6	AGL Resources, Inc. (m)	215
3	Laclede Group, Inc. (The)	135
3	New Jersey Resources Corp.	109
6	Piedmont Natural Gas Co., Inc.	184
4	Southwest Gas Corp.	179

		822

	Multi-Utilities — 1.2%
2	CH Energy Group, Inc.	98
20	NorthWestern Corp.	716

		814

	Total Utilities	2,448

	Total Common Stocks (Cost $58,037)	68,348

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
225	U.S. Treasury Notes, 0.500%, 11/30/12 (k) (Cost $225)	225

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,379	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,379)	1,379

Investment of Cash Collateral for Securities on Loan — 0.8%
	Investment Company — 0.8%
546	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $546)	546

	Total Investments — 100.8% (Cost $60,187)	70,498
	Liabilities in Excess of Other Assets — (0.8)%	(539)

	NET ASSETS — 100.0%	$69,959

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini Russell 2000	09/21/12	$1,511	$68

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$328,799	$397,996		$2,387,552
Investments in affiliates, at value	9,674	5,086		29,810

Total investment securities, at value	338,473	403,082		2,417,362
Receivables:
Investment securities sold	660	8,034		35,968
Fund shares sold	1,544	351		1,858
Interest and dividends from non-affiliates	142	404		2,359
Dividends from affiliates	1	1		12
Securities lending income	1	1		—
Variation margin on futures contracts	—	310		—

Total Assets	340,821	412,183		2,457,559

LIABILITIES:
Payables:
Due to custodian	—	200		—
Investment securities purchased	214	4,335		7,147
Collateral for securities lending program	2,971	688		—
Fund shares redeemed	1,106	8		5,636
Accrued liabilities:
Investment advisory fees	172	207		1,247
Administration fees	23	28		—
Shareholder servicing fees	53	21		305
Distribution fees	44	—		154
Custodian and accounting fees	5	17		17
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	2
Transfer agent fees	142	7		822
Other	88	82		198

Total Liabilities	4,820	5,593		15,528

Net Assets	$336,001	$406,590		$2,442,031

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$300,491	$371,930	$1,780,691
Accumulated undistributed (distributions in excess of) net investment income	(1,196)	2,422	6,322
Accumulated net realized gains (losses)	(6,541)	(52,316)	99,625
Net unrealized appreciation (depreciation)	43,247	84,554	555,393

Total Net Assets	$336,001	$406,590	$2,442,031

Net Assets:
Class A	$64,997	$—	$618,705
Class B	1,055	—	10,036
Class C	50,144	—	34,994
Class R2	—	—	5,587
Class R5	—	—	696,200
Select Class	219,805	406,590	1,076,509

Total	$336,001	$406,590	$2,442,031

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,451	—	17,177
Class B	63	—	329
Class C	3,006	—	1,149
Class R2	—	—	157
Class R5	—	—	17,639
Select Class	10,980	10,830	27,315

Net Asset Value (b):
Class A — Redemption price per share	$18.83	$—	$36.02
Class B — Offering price per share (c)	16.71	—	30.51
Class C — Offering price per share (c)	16.68	—	30.46
Class R2 — Offering and redemption price per share	—	—	35.67
Class R5 — Offering and redemption price per share	—	—	39.47
Select Class — Offering and redemption price per share	20.02	37.54	39.41
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.87	$—	$38.02

Cost of investments in non-affiliates	$285,552	$313,875	$1,832,159
Cost of investments in affiliates	9,674	5,086	29,810
Value of securities on loan	2,998	683	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$807,564	$604,842		$68,573
Investments in affiliates, at value	13,883	12,790		1,925

Total investment securities, at value	821,447	617,632		70,498
Cash	—	—		40
Deposits at broker for futures contracts	—	—		10
Receivables:
Investment securities sold	1,700	6,256		698
Fund shares sold	1,165	597		162
Interest and dividends from non-affiliates	352	1,172		88
Dividends from affiliates	2	1		—	(a)
Securities lending income	1	—	(a)	—	(a)
Variation margin on futures contracts	—	435		55

Total Assets	824,667	626,093		71,551

LIABILITIES:
Payables:
Dividends	—	434		—
Investment securities purchased	493	6,519		907
Collateral for securities lending program	1,001	291		546
Fund shares redeemed	845	1,110		40
Accrued liabilities:
Investment advisory fees	319	312		27
Administration fees	—	25		—
Shareholder servicing fees	96	50		10
Distribution fees	69	59		2
Custodian and accounting fees	7	5		5
Trustees’ and Chief Compliance Officer’s fees	10	1		—	(a)
Transfer agent fees	246	152		14
Other	61	69		41

Total Liabilities	3,147	9,027		1,592

Net Assets	$821,520	$617,066		$69,959

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$704,600	$599,676	$68,559
Accumulated undistributed (distributions in excess of) net investment income	(1,501)	(638)	283
Accumulated net realized gains (losses)	25,910	(60,716)	(9,262)
Net unrealized appreciation (depreciation)	92,511	78,744	10,379

Total Net Assets	$821,520	$617,066	$69,959

Net Assets:
Class A	$219,946	$184,920	$8,411
Class B	3,690	3,931	—
Class C	23,689	28,834	1,247
Class R2	22,514	6,758	57
Class R5	—	15,668	—
Class R6	200,960	180,853	12,959
Institutional Class	226,834	—	9,350
Select Class	123,887	196,102	37,935

Total	$821,520	$617,066	$69,959

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,762	9,864	816
Class B	406	237	—
Class C	2,492	1,758	123
Class R2	2,041	362	5
Class R5	—	800	—
Class R6	16,953	9,230	1,243
Institutional Class	19,164	—	896
Select Class	10,589	10,013	3,631

Net Asset Value (b):
Class A — Redemption price per share	$11.13	$18.75	$10.31
Class B — Offering price per share (c)	9.10	16.55	—
Class C — Offering price per share (c)	9.51	16.40	10.14
Class R2 — Offering and redemption price per share	11.03	18.68	10.25
Class R5 — Offering and redemption price per share	—	19.58	—
Class R6 — Offering and redemption price per share	11.85	19.59	10.43
Institutional Class — Offering and redemption price per share	11.84	—	10.43
Select Class — Offering and redemption price per share	11.70	19.58	10.45
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.75	$19.79	$10.88

Cost of investments in non-affiliates	$715,053	$526,678	$58,262
Cost of investments in affiliates	13,883	12,790	1,925
Value of securities on loan	1,001	286	535

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$—
Dividend income from non-affiliates	2,227	5,574	34,949
Dividend income from affiliates	7	10	132
Income from securities lending (net)	382	143	39

Total investment income	2,616	5,730	35,120

EXPENSES:
Investment advisory fees	2,221	2,606	15,107
Administration fees	300	352	2,039
Distribution fees:
Class A	271	—	1,546
Class B	10	—	82
Class C	403	—	265
Class R2	—	—	26
Shareholder servicing fees:
Class A	271	—	1,546
Class B	3	—	27
Class C	134	—	88
Class R2	—	—	13
Class R5	—	—	302
Select Class	446	1,002	2,624
Custodian and accounting fees	32	34	93
Professional fees	46	35	74
Trustees’ and Chief Compliance Officer’s fees	6	3	25
Printing and mailing costs	117	49	364
Registration and filing fees	73	14	109
Transfer agent fees	522	4	3,293
Other	4	3	21

Total expenses	4,859	4,102	27,644

Less amounts waived	(230)	(916)	(3,508)

Net expenses	4,629	3,186	24,136

Net investment income (loss)	(2,013)	2,544	10,984

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,478	9,673	126,071
Futures	—	4,805	—

Net realized gain (loss)	12,478	14,478	126,071

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(36,437)	(34,441)	(59,698)
Futures	—	(3,409)	—

Change in net unrealized appreciation (depreciation)	(36,437)	(37,850)	(59,698)

Net realized/unrealized gains (losses)	(23,959)	(23,372)	66,373

Change in net assets resulting from operations	$(25,972)	$(20,828)	$77,357

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$— (a)
Dividend income from non-affiliates	4,841	11,191	930
Dividend income from affiliates	17	19	2
Income from securities lending (net)	982	151	28

Total investment income	5,840	11,364	960

EXPENSES:
Investment advisory fees	4,857	3,622	392
Administration fees	655	489	57
Distribution fees:
Class A	586	468	20
Class B	33	36	—
Class C	193	207	9
Class R2	101	29	— (a)
Shareholder servicing fees:
Class A	586	468	20
Class B	11	12	—
Class C	64	69	3
Class R2	51	14	— (a)
Class R5	—	7	—
Institutional Class	216	—	14
Select Class	303	470	95
Custodian and accounting fees	51	44	47
Interest expense to affiliates	—	—	— (a)
Professional fees	56	56	49
Trustees’ and Chief Compliance Officer’s fees	7	5	1
Printing and mailing costs	111	75	14
Registration and filing fees	93	75	83
Transfer agent fees	1,178	671	63
Other	10	9	6

Total expenses	9,162	6,826	873

Less amounts waived	(1,437)	(701)	(224)

Net expenses	7,725	6,125	649

Net investment income (loss)	(1,885)	5,239	311

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,713	9,233	(2,717)
Futures	—	(608)	(7)
Payment by affiliate (see Note 3)	—	—	40

Net realized gain (loss)	33,713	8,625	(2,684)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(76,118)	(10,513)	(1,155)
Futures	—	(87)	(28)

Change in net unrealized appreciation (depreciation)	(76,118)	(10,600)	(1,183)

Net realized/unrealized gains (losses)	(42,405)	(1,975)	(3,867)

Change in net assets resulting from operations	$(44,290)	$3,264	$(3,556)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,013)	$(2,511)	$2,544	$2,023
Net realized gain (loss)	12,478	28,202	14,478	48,384
Change in net unrealized appreciation (depreciation)	(36,437)	65,759	(37,850)	113,851

Change in net assets resulting from operations	(25,972)	91,450	(20,828)	164,258

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(2,078)	(1,795)

Total distributions to shareholders	—	—	(2,078)	(1,795)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(14,401)	112,643	(120,034)	(103,994)

NET ASSETS:
Change in net assets	(40,373)	204,093	(142,940)	58,469
Beginning of period	376,374	172,281	549,530	491,061

End of period	$336,001	$376,374	$406,590	$549,530

Accumulated undistributed (distributions in excess of) net investment income	$(1,196)	$(280)	$2,422	$1,920

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,984	$14,629	$(1,885)	$(3,206)
Net realized gain (loss)	126,071	94,478	33,713	70,690
Change in net unrealized appreciation (depreciation)	(59,698)	572,464	(76,118)	133,726

Change in net assets resulting from operations	77,357	681,571	(44,290)	201,210

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,784)	(1,060)	—	—
From net realized gains	(29,961)	(19,043)	(4,635)	—
Class B
From net realized gains	(645)	(506)	(107)	—
Class C
From net realized gains	(2,059)	(1,347)	(598)	—
Class R2
From net investment income	(6)	—	—	—
From net realized gains	(264)	(172)	(408)	—
Class R5
From net investment income	(4,589)	(1,948)	—	—
From net realized gains	(27,407)	(9,777)	—	—
Class R6 (a)
From net realized gains	—	—	(2,268)	—
Institutional Class
From net realized gains	—	—	(4,220)	—
Select Class
From net investment income	(5,722)	(4,611)	—	—
From net realized gains	(48,444)	(33,431)	(2,322)	—

Total distributions to shareholders	(120,881)	(71,895)	(14,558)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(39,038)	144,612	134,888	126,045

NET ASSETS:
Change in net assets	(82,562)	754,288	76,040	327,255
Beginning of period	2,524,593	1,770,305	745,480	418,225

End of period	$2,442,031	$2,524,593	$821,520	$745,480

Accumulated undistributed (distributions in excess of) net investment income	$6,322	$7,438	$(1,501)	$(559)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,239	$3,987	$311	$141
Net realized gain (loss)	8,625	17,657	(2,684)	4,400
Change in net unrealized appreciation (depreciation)	(10,600)	107,369	(1,183)	10,055

Change in net assets resulting from operations	3,264	129,013	(3,556)	14,596

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,662)	(1,299)	—	(29)
Class B
From net investment income	(19)	(27)	—	—
Class C
From net investment income	(136)	(126)	—	—
Class R2 (a)
From net investment income	(41)	(29)	— (b)	—
Class R5
From net investment income	(157)	(293)	—	—
Class R6 (a) (c)
From net investment income	(1,736)	(700)	— (b)	—
Institutional Class
From net investment income	—	—	(59)	(46)
Select Class
From net investment income	(2,049)	(1,496)	(108)	(51)

Total distributions to shareholders	(5,800)	(3,970)	(167)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	47,225	18,276	4,531	18,766

NET ASSETS:
Change in net assets	44,689	143,319	808	33,236
Beginning of period	572,377	429,058	69,151	35,915

End of period	$617,066	$572,377	$69,959	$69,151

Accumulated undistributed (distributions in excess of) net investment income	$(638)	$(159)	$283	$137

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.
(c)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,460	$94,508	$—	$—
Cost of shares redeemed	(122,824)	(44,068)	—	—

Change in net assets from Class A capital transactions	$(81,364)	$50,440	$—	$—

Class B
Proceeds from shares issued	$3	$52	$—	$—
Cost of shares redeemed	(653)	(1,314)	—	—

Change in net assets from Class B capital transactions	$(650)	$(1,262)	$—	$—

Class C
Proceeds from shares issued	$17,007	$23,259	$—	$—
Cost of shares redeemed	(26,284)	(25,022)	—	—

Change in net assets from Class C capital transactions	$(9,277)	$(1,763)	$—	$—

Select Class
Proceeds from shares issued	$154,205	$110,890	$25,529	$50,308
Dividends and distributions reinvested	—	—	1,948	1,638
Cost of shares redeemed	(77,315)	(45,662)	(147,511)	(155,940)

Change in net assets from Select Class capital transactions	$76,890	$65,228	$(120,034)	$(103,994)

Total change in net assets from capital transactions	$(14,401)	$112,643	$(120,034)	$(103,994)

SHARE TRANSACTIONS:
Class A
Issued	2,340	5,157	—	—
Redeemed	(6,774)	(2,500)	—	—

Change in Class A Shares	(4,434)	2,657	—	—

Class B
Issued	— (a)	3	—	—
Redeemed	(41)	(87)	—	—

Change in Class B Shares	(41)	(84)	—	—

Class C
Issued	1,047	1,440	—	—
Redeemed	(1,617)	(1,584)	—	—

Change in Class C Shares	(570)	(144)	—	—

Select Class
Issued	7,902	5,859	697	1,456
Reinvested	—	—	57	45
Redeemed	(3,977)	(2,366)	(3,858)	(4,737)

Change in Select Class Shares	3,925	3,493	(3,104)	(3,236)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$157,234	$193,253	$69,558	$130,913
Dividends and distributions reinvested	27,278	17,092	4,447	—
Cost of shares redeemed	(245,335)	(211,462)	(101,851)	(76,654)

Change in net assets from Class A capital transactions	$(60,823)	$(1,117)	$(27,846)	$54,259

Class B
Proceeds from shares issued	$153	$154	$141	$731
Dividends and distributions reinvested	586	456	93	—
Cost of shares redeemed	(3,284)	(4,282)	(2,023)	(3,418)

Change in net assets from Class B capital transactions	$(2,545)	$(3,672)	$(1,789)	$(2,687)

Class C
Proceeds from shares issued	$2,701	$3,420	$3,039	$10,534
Dividends and distributions reinvested	1,591	1,029	488	—
Cost of shares redeemed	(7,520)	(7,383)	(8,525)	(7,197)

Change in net assets from Class C capital transactions	$(3,228)	$(2,934)	$(4,998)	$3,337

Class R2
Proceeds from shares issued	$2,320	$2,674	$10,502	$15,456
Dividends and distributions reinvested	114	55	377	—
Cost of shares redeemed	(1,956)	(3,719)	(3,289)	(2,622)

Change in net assets from Class R2 capital transactions	$478	$(990)	$7,590	$12,834

Class R5
Proceeds from shares issued	$220,906	$297,001	$—	$—
Dividends and distributions reinvested	30,874	11,063	—	—
Cost of shares redeemed	(127,695)	(96,978)	—	—

Change in net assets from Class R5 capital transactions	$124,085	$211,086	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$130,056	$79,204
Dividends and distributions reinvested	—	—	2,269	—
Cost of shares redeemed	—	—	(8,891)	(277)

Change in net assets from Class R6 capital transactions	$—	$—	$123,434	$78,927

Institutional Class
Proceeds from shares issued	$—	$—	$106,591	$128,356
Dividends and distributions reinvested	—	—	3,608	—
Cost of shares redeemed	—	—	(77,557)	(133,441)

Change in net assets from Institutional Class capital transactions	$—	$—	$32,642	$(5,085)

Select Class
Proceeds from shares issued	$287,957	$402,797	$50,639	$72,991
Dividends and distributions reinvested	47,121	26,913	1,909	—
Cost of shares redeemed	(432,083)	(487,471)	(46,693)	(88,531)

Change in net assets from Select Class capital transactions	$(97,005)	$(57,761)	$5,855	$(15,540)

Total change in net assets from capital transactions	$(39,038)	$144,612	$134,888	$126,045

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	4,564	5,780	6,342	12,058
Reinvested	849	514	436	—
Redeemed	(7,273)	(6,454)	(9,342)	(7,144)

Change in Class A Shares	(1,860)	(160)	(2,564)	4,914

Class B
Issued	5	5	16	81
Reinvested	22	16	11	—
Redeemed	(112)	(149)	(223)	(398)

Change in Class B Shares	(85)	(128)	(196)	(317)

Class C
Issued	92	119	320	1,098
Reinvested	59	36	56	—
Redeemed	(257)	(258)	(905)	(791)

Change in Class C Shares	(106)	(103)	(529)	307

Class R2
Issued	70	82	977	1,374
Reinvested	4	1	37	—
Redeemed	(57)	(113)	(306)	(230)

Change in Class R2 Shares	17	(30)	708	1,144

Class R5
Issued	5,986	7,893	—	—
Reinvested	874	304	—	—
Redeemed	(3,399)	(2,591)	—	—

Change in Class R5 Shares	3,461	5,606	—	—

Class R6 (a)
Issued	—	—	11,045	6,501
Reinvested	—	—	210	—
Redeemed	—	—	(783)	(20)

Change in Class R6 Shares	—	—	10,472	6,481

Institutional Class
Issued	—	—	9,441	11,081
Reinvested	—	—	334	—
Redeemed	—	—	(6,770)	(11,667)

Change in Institutional Class Shares	—	—	3,005	(586)

Select Class
Issued	7,666	11,168	4,414	6,430
Reinvested	1,338	742	178	—
Redeemed	(11,713)	(13,187)	(4,096)	(7,950)

Change in Select Class Shares	(2,709)	(1,277)	496	(1,520)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,696	$75,776		$7,833	$12,982
Dividends and distributions reinvested	1,559	1,221		—	29
Cost of shares redeemed	(80,683)	(70,870)		(10,500)	(3,018)

Change in net assets from Class A capital transactions	$(14,428)	$6,127		$(2,667)	$9,993

Class B
Proceeds from shares issued	$60	$155		$—	$—
Dividends and distributions reinvested	17	25		—	—
Cost of shares redeemed	(2,513)	(2,954)		—	—

Change in net assets from Class B capital transactions	$(2,436)	$(2,774)		$—	$—

Class C
Proceeds from shares issued	$6,277	$8,850		$597	$821
Dividends and distributions reinvested	116	101		—	—
Cost of shares redeemed	(8,373)	(7,833)		(505)	(178)

Change in net assets from Class C capital transactions	$(1,980)	$1,118		$92	$643

Class R2 (a)
Proceeds from shares issued	$2,994	$6,061		$50	$—
Dividends and distributions reinvested	38	25		— (b)	—
Cost of shares redeemed	(2,261)	(1,011)		—	—

Change in net assets from Class R2 capital transactions	$771	$5,075		$50	$—

Class R5
Proceeds from shares issued	$6,690	$37,941		$—	$—
Dividends and distributions reinvested	4	114		—	—
Cost of shares redeemed	(22,164)	(70,073	)(c)	—	—

Change in net assets from Class R5 capital transactions	$(15,470)	$(32,018)		$—	$—

Class R6 (a) (d)
Proceeds from shares issued	$79,242	$84,590	(c)	$13,638	$—
Dividends and distributions reinvested	1,736	700		— (b)	—
Cost of shares redeemed	(5,770)	(12,534)		(260)	—

Change in net assets from Class R6 capital transactions	$75,208	$72,756		$13,378	$—

Institutional Class
Proceeds from shares issued	$—	$—		$6,490	$6,216
Dividends and distributions reinvested	—	—		59	46
Cost of shares redeemed	—	—		(17,366)	(615)

Change in net assets from Institutional Class capital transactions	$—	$—		$(10,817)	$5,647

Select Class
Proceeds from shares issued	$54,314	$48,920		$15,804	$7,607
Dividends and distributions reinvested	905	588		88	38
Cost of shares redeemed	(49,659)	(81,516)		(11,397)	(5,162)

Change in net assets from Select Class capital transactions	$5,560	$(32,008)		$4,495	$2,483

Total change in net assets from capital transactions	$47,225	$18,276		$4,531	$18,766

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	3,659	4,296		803	1,378
Reinvested	89	65		—	3
Redeemed	(4,528)	(4,060)		(1,142)	(300)

Change in Class A Shares	(780)	301		(339)	1,081

Class B
Issued	3	10		—	—
Reinvested	1	2		—	—
Redeemed	(161)	(189)		—	—

Change in Class B Shares	(157)	(177)		—	—

Class C
Issued	402	567		63	81
Reinvested	7	6		—	—
Redeemed	(550)	(512)		(52)	(18)

Change in Class C Shares	(141)	61		11	63

Class R2 (a)
Issued	170	341		5	—
Reinvested	2	1		— (b)	—
Redeemed	(131)	(58)		—	—

Change in Class R2 Shares	41	284		5	—

Class R5
Issued	359	2,072		—	—
Reinvested	— (b)	6		—	—
Redeemed	(1,168)	(3,647	)(c)	—	—

Change in Class R5 Shares	(809)	(1,569)		—	—

Class R6 (a) (d)
Issued	4,227	4,356	(c)	1,267	—
Reinvested	94	35		— (b)	—
Redeemed	(307)	(736)		(24)	—

Change in Class R6 Shares	4,014	3,655		1,243	—

Institutional Class
Issued	—	—		615	618
Reinvested	—	—		6	5
Redeemed	—	—		(1,657)	(59)

Change in Institutional Class Shares	—	—		(1,036)	564

Select Class
Issued	3,087	2,602		1,545	704
Reinvested	49	30		9	4
Redeemed	(2,739)	(4,602)		(1,169)	(545)

Change in Select Class Shares	397	(1,970)		385	163

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2012	$20.20	$(0.13	)(c)(d)	$(1.24)	$(1.37)	$—
Year Ended June 30, 2011	13.80	(0.16	)(c)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(c)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(c)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(c)	(2.09)	(2.28)	(1.80)

Class B
Year Ended June 30, 2012	18.01	(0.20	)(c)(d)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(c)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(c)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(c)	(1.89)	(2.17)	(1.80)

Class C
Year Ended June 30, 2012	17.98	(0.20	)(c)(d)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(c)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(c)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(c)	(1.89)	(2.17)	(1.80)

Select Class
Year Ended June 30, 2012	21.39	(0.06	)(c)(d)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(c)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(c)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(c)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(c)	(2.17)	(2.29)	(1.80)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$18.83	(6.78)%	$64,997	1.47%	(0.72	)%(d)	1.48%	63%
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83
16.65	(11.92)	77,384	1.50	(0.99)		1.95	122

16.71	(7.22)	1,055	1.97	(1.21	)(d)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83
15.12	(12.38)	27,388	2.10	(1.59)		2.44	122

16.68	(7.23)	50,144	1.97	(1.21	)(d)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83
15.09	(12.40)	58,290	2.10	(1.59)		2.44	122

20.02	(6.40)	219,805	1.10	(0.32	)(d)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83
17.44	(11.50)	35,071	1.10	(0.60)		1.70	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2012	$39.44	$0.27	(c)	$(1.98)	$(1.71)	$(0.19)	$—	$(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)	(9.09)	(0.27)	(6.21)	(6.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$37.54	(4.29)%	$406,590	0.80%	0.64	%(c)	1.02%	45%
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42
35.77	(18.23)	558,129	0.80	0.77		1.07	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2012	$36.72	$0.07	(e)	$1.09	$1.16	$(0.10)	$(1.76)	$(1.86)
Year Ended June 30, 2011	27.54	0.14	(e)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)

Class B
Year Ended June 30, 2012	31.46	(0.09	)(e)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)

Class C
Year Ended June 30, 2012	31.41	(0.08	)(e)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)

Class R2
Year Ended June 30, 2012	36.41	(0.01	)(e)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008(f) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2012	40.04	0.28	(e)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)

Select Class
Year Ended June 30, 2012	39.98	0.19	(e)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$36.02	3.79%	$618,705	1.30%	0.21%	1.41%	27%
36.72	37.77	699,042	1.29	0.43	1.40	39
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52

30.51	3.26	10,036	1.80	(0.30)	1.91	27
31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52

30.46	3.26	34,994	1.80	(0.29)	1.91	27
31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52

35.67	3.51	5,587	1.55	(0.03)	1.66	27
36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

39.47	4.31	696,200	0.79	0.73	0.96	27
40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52

39.41	4.09	1,076,509	1.00	0.51	1.16	27
39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2012	$12.17	$(0.05	)(e)(f)	$(0.77)	$(0.82)	$(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(e)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)	(1.34)	(1.70)

Class B
Year Ended June 30, 2012	10.04	(0.09	)(e)(f)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)	(1.19)	(1.70)

Class C
Year Ended June 30, 2012	10.48	(0.09	)(e)(f)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)	(1.24)	(1.70)

Class R2
Year Ended June 30, 2012	12.09	(0.08	)(e)(f)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54	1.46	—
November 3, 2008 (g) through June 30, 2009	6.28	(0.03	)(e)	0.54	0.51	—

Class R6
Year Ended June 30, 2012	12.88	—	(e)(f)(h)	(0.81)	(0.81)	(0.22)
November 30, 2010 (g) through June 30, 2011	11.02	(0.02	)(e)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2012	12.87	(0.01	)(e)(f)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)	(1.35)	(1.70)

Select Class
Year Ended June 30, 2012	12.74	(0.02	)(e)(f)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)	(1.37)	(1.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02), $(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.28)% and (0.43)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.13	(6.59)%	$219,946	1.25%	(0.46	)%(f)	1.44%	58%
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83
8.94	(12.93)	120,723	1.25	(0.56)		1.39	71

9.10	(7.00)	3,690	1.75	(0.97	)(f)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83
7.52	(13.48)	13,420	1.85	(1.18)		1.89	71

9.51	(6.99)	23,689	1.75	(0.97	)(f)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83
7.84	(13.49)	18,615	1.85	(1.17)		1.89	71

11.03	(6.80)	22,514	1.50	(0.71	)(f)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

11.85	(6.14)	200,960	0.75	0.02	(f)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

11.84	(6.15)	226,834	0.85	(0.06	)(f)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83
9.36	(12.53)	91,439	0.85	(0.15)		0.99	71

11.70	(6.29)	123,887	1.00	(0.21	)(f)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83
9.30	(12.74)	201,462	1.00	(0.34)		1.13	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2012	$18.99	$0.14	(e)	$(0.22)	$(0.08)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	14.53	0.12	(e)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)

Class B
Year Ended June 30, 2012	16.78	0.02	(e)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(e)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(f)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)

Class C
Year Ended June 30, 2012	16.64	0.03	(e)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(e)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(f)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)

Class R2
Year Ended June 30, 2012	18.93	0.10	(e)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(e)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	13.84	0.10	(e)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2012	19.82	0.20	(e)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(e)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)

Class R6 (h)
Year Ended June 30, 2012	19.83	0.22	(e)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)

Select Class
Year Ended June 30, 2012	19.82	0.19	(e)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.75	(0.36)%	$184,920	1.25%	0.79%	1.41%	38%
18.99	31.56	202,094	1.25	0.68	1.43	43
14.53	27.50	150,297	1.25	0.64	1.48	50
11.46	(26.91)	108,414	1.25	1.42	1.55	33
17.45	(18.44)	155,745	1.25	0.82	1.41	35

16.55	(0.95)	3,931	1.86	0.16	1.91	38
16.78	30.75	6,611	1.85	0.06	1.93	43
12.88	26.77	7,355	1.86	0.03	1.98	50
10.17	(27.42)	10,614	1.86	0.79	2.04	33
15.72	(18.93)	19,488	1.87	0.18	1.91	35

16.40	(0.96)	28,834	1.86	0.18	1.91	38
16.64	30.72	31,602	1.85	0.07	1.93	43
12.78	26.74	23,499	1.86	0.03	1.98	50
10.10	(27.34)	17,402	1.86	0.79	2.04	33
15.61	(18.95)	30,533	1.87	0.18	1.91	35

18.68	(0.64)	6,758	1.50	0.55	1.66	38
18.93	31.22	6,082	1.49	0.45	1.64	43
14.51	27.20	534	1.50	0.39	1.71	50
11.45	(8.17)	59	1.50	1.34	1.91	33

19.58	(0.03)	15,668	0.91	1.09	0.95	38
19.82	31.95	31,899	0.90	1.03	1.00	43
15.15	27.96	48,135	0.91	0.98	1.02	50
11.94	(26.63)	13,342	0.91	1.74	1.14	33
18.08	(18.17)	10,077	0.91	1.17	0.96	35

19.59	0.02	180,853	0.86	1.21	0.91	38
19.83	32.06	103,457	0.85	1.06	0.89	43
15.15	27.91	23,660	0.86	1.02	0.98	50
11.95	(26.59)	18,137	0.86	1.80	1.05	33
18.09	(18.16)	28,433	0.86	1.21	0.91	35

19.58	(0.11)	196,102	1.00	1.04	1.16	38
19.82	31.86	190,632	0.99	0.92	1.18	43
15.15	27.83	175,578	1.00	0.90	1.23	50
11.94	(26.72)	201,486	1.00	1.64	1.30	33
18.09	(18.24)	350,596	1.00	1.05	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2012	$10.62	$0.02	(e)	$(0.33	)(f)	$(0.31)	$—	$—	$—
Year Ended June 30, 2011	7.79	—	(e)(g)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (h) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2012	10.50	(0.02	)(e)	(0.34	)(f)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16)		(2.14)	— (g)	(0.06)	(0.06)
November 1, 2007 (h) through June 30, 2008	9.73	—	(e)(g)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Class R2
November 1, 2011 (h) through June 30, 2012	9.02	—	(e)(g)	1.27	(f)	1.27	(0.04)	—	(0.04)

Class R6
November 1, 2011 (h) through June 30, 2012	9.13	0.05	(e)	1.29	(f)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2012	10.75	0.06	(e)	(0.34	)(f)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(e)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)

Select Class
Year Ended June 30, 2012	10.76	0.05	(e)	(0.33	)(f)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(e)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.31	(2.92	)%(f)	$8,411	1.26%		0.17%	1.59%	74%
10.62	36.78		12,271	1.25		0.02	1.50	48
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30)		240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

10.14	(3.43	)(f)	1,247	1.76		(0.26)	2.10	74
10.50	36.19		1,173	1.75		(0.50)	2.02	48
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62)		94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

10.25	14.17	(f)	57	1.51		0.02	1.91	74

10.43	14.77	(f)	12,959	0.75		0.70	1.08	74

10.43	(2.59	)(f)	9,350	0.83		0.62	1.19	74
10.75	37.58		20,763	0.82		0.42	1.13	48
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84)		9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130

10.45	(2.60	)(f)	37,935	1.01		0.49	1.35	74
10.76	37.14		34,944	1.00		0.27	1.29	48
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92)		20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees (the “Board”) or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$338,473	$—	$—	$338,473

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Small Cap Core Fund
Total Investments in Securities (b)	$401,605	$1,477	$—	$403,082

Appreciation in Other Financial Instruments
Futures Contracts	$433	$—	$—	$433

Small Cap Equity Fund
Total Investments in Securities (a)	$2,417,362	$—	$—	$2,417,362

Small Cap Growth Fund
Total Investments in Securities (a)	$821,447	$—	$—	$821,447

Small Cap Value Fund
Total Investments in Securities (b)	$615,409	$2,223	$—	$617,632

Appreciation in Other Financial Instruments
Futures Contracts	$580	$—	$—	$580

U.S. Small Company Fund
Total Investments in Securities (b)	$70,273	$225	$—	$70,498

Appreciation in Other Financial Instruments
Futures Contracts	$68	$—	$—	$68

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$16,995	$16,020	$1,601
Ending Notional Balance Long	9,783	14,715	1,511

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

C. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$11
Small Cap Core Fund	4
Small Cap Equity Fund	5
Small Cap Growth Fund	21
Small Cap Value Fund	5
U.S. Small Company Fund	2

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$2,998	$2,971	*	$2,971
Small Cap Core Fund	683	688	*	688
Small Cap Growth Fund	1,001	1,001	*	1,001
Small Cap Value Fund	286	291	*	291
U.S. Small Company Fund	535	546		546

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$8
Small Cap Core Fund	4
Small Cap Equity Fund	6
Small Cap Growth Fund	19
Small Cap Value Fund	4
U.S. Small Company Fund	1

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Dynamic Small Cap Growth Fund	$(1,180)	$1,097	$83
Small Cap Core Fund	(4)	36	(32)
Small Cap Equity Fund	8,969	1	(8,970)
Small Cap Growth Fund	(942)	943	(1)
Small Cap Value Fund	(84)	82	2
U.S. Small Company Fund	(1)	2	(1)

The reclassifications for the Funds relate primarily to net operating loss (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), passive foreign investment company (PFIC) gains and losses (Small Cap Core Fund and U.S. Small Company Fund), redemptions in-kind reversals (Small Cap Equity Fund), taxable overdistributions (Small Cap Value Fund) and prior year undistributed income and gain (loss) true-up (U.S. Small Company Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	6	4
Small Cap Growth Fund	11	2
Small Cap Value Fund	70	1
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

Prior to November 1, 2011, the contractual expense limitations for the Small Cap Growth Fund was 1.87% for Class B and Class C Shares

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$—	$217	$217
Small Cap Core Fund	—	17	896	913
Small Cap Equity Fund	1,663	867	827	3,357
Small Cap Growth Fund	754	646	—	1,400
Small Cap Value Fund	20	233	419	672
U.S. Small Company Fund	189	24	7	220

	Voluntary Waivers
	Investment Advisory	Administration	Total
Small Cap Growth Fund	$3	$9	$12

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2012 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$13
Small Cap Core Fund	3
Small Cap Equity Fund	151
Small Cap Growth Fund	25
Small Cap Value Fund	29
U.S. Small Company Fund	4

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

An affiliate of JPMorgan made a payment to the U.S. Small Company Fund of approximately $40,000 relating to an operational error.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$213,925	$228,247	$—	$—
Small Cap Core Fund	177,814	201,517	1,305	685
Small Cap Equity Fund	607,523	743,022	—	—
Small Cap Growth Fund	557,273	431,882	—	—
Small Cap Value Fund	255,660	204,987	1,731	830
U.S. Small Company Fund	52,434	46,845	216	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$300,969	$62,427	$24,923	$37,504
Small Cap Core Fund	322,829	101,594	21,341	80,253
Small Cap Equity Fund	1,863,544	646,191	92,373	553,818
Small Cap Growth Fund	736,779	143,176	58,508	84,668
Small Cap Value Fund	548,695	113,052	44,115	68,937
U.S. Small Company Fund	62,650	11,792	3,944	7,848

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of passive foreign investment companies (PFICs) (Small Cap Core Fund) and non-taxable special dividends (Small Cap Equity Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2012, was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Small Cap Core Fund	$2,078	$—	$2,078
Small Cap Equity Fund	67,876	53,005	120,881
Small Cap Growth Fund	—	14,558	14,558
Small Cap Value Fund	5,800	—	5,800
U.S. Small Company Fund	167	—	167

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Small Cap Core Fund	$1,795	$—	$1,795
Small Cap Equity Fund	37,972	33,923	71,895
Small Cap Value Fund	3,970	—	3,970
U.S. Small Company Fund	126	—	126

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$4,515	$37,504
Small Cap Core Fund	2,481	(48,048)	80,253
Small Cap Equity Fund	25,605	81,943	553,818
Small Cap Growth Fund	—	48,834	84,668
Small Cap Value Fund	—	(48,482)	68,937
U.S. Small Company Fund	306	(6,462)	7,848

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), post-October loss deferrals (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), was sale loss deferrals, late-year loss deferrals (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), trustee deferred compensation (Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund), mark to market of futures contracts (Small Cap Core Fund), non-taxable special dividends (Small Cap Equity Fund) and distributions payable (Small Cap Value Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Small Company Fund	$924	$—

As of June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Core Fund	$48,048	$48,048
Small Cap Value Fund	48,482	48,482
U.S. Small Company Fund	5,538	5,538

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$17,003
Small Cap Core Fund	11,371
Small Cap Value Fund	10,230

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

		Post-October Capital Loss Character
	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$915	$5,584	$—
Small Cap Growth Fund	940	15,626	—
Small Cap Value Fund	—	2,612	—
U.S. Small Company Fund	—	289	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrow-

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

ing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	13.4%
Small Cap Value Fund	14.0%	16.6

Additionally, Dynamic Small Cap Growth Fund and Small Cap Core Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,052.00	$7.45	1.46%
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class B
Actual	1,000.00	1,049.60	9.99	1.96
Hypothetical	1,000.00	1,015.12	9.82	1.96
Class C
Actual	1,000.00	1,049.70	9.99	1.96
Hypothetical	1,000.00	1,015.12	9.82	1.96
Select Class
Actual	1,000.00	1,054.20	5.62	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,084.30	4.15	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,099.20	6.73	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class B
Actual	1,000.00	1,096.30	9.33	1.79
Hypothetical	1,000.00	1,015.96	8.97	1.79
Class C
Actual	1,000.00	1,096.50	9.33	1.79
Hypothetical	1,000.00	1,015.96	8.97	1.79

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,097.50	$8.03	1.54%
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R5
Actual	1,000.00	1,101.90	4.13	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Select Class
Actual	1,000.00	1,100.50	5.17	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,055.00	6.39	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	1,053.20	8.93	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class C
Actual	1,000.00	1,053.20	8.93	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	1,054.50	7.66	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R6
Actual	1,000.00	1,057.10	3.84	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual	1,000.00	1,057.10	4.35	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,056.90	5.11	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,090.70	6.45	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,086.90	9.60	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class C
Actual	1,000.00	1,086.70	9.60	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class R2
Actual	1,000.00	1,088.70	7.74	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R5
Actual	1,000.00	1,092.00	4.68	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class R6
Actual	1,000.00	1,092.20	4.42	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,091.50	5.15	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,095.60	$6.51	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,092.70	9.11	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	1,093.90	7.81	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R6
Actual	1,000.00	1,097.90	3.91	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual	1,000.00	1,097.90	4.28	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82
Select Class
Actual	1,000.00	1,097.70	5.22	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	99.07
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Small Cap Equity Fund	$53,005
Small Cap Growth Fund	14,558

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$2,078
Small Cap Equity Fund	23,683
Small Cap Value Fund	5,800
U.S. Small Company Fund	167

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	89

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-SC-612

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2012

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. mid-cap stocks underperformed the broader U.S. stock market, as the Russell Midcap Index returned -1.65%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.26%
Russell 3000 Growth Index	5.05%

Net Assets as of 6/30/2012 (In Thousands)	$1,355,557

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the materials and processing and producer durables sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Polycom, Inc. and Health Net, Inc. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Sherwin-Williams Co. and W.W. Grainger, Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.8%
2.	International Business Machines Corp.	2.3
3.	Biogen Idec, Inc.	2.1
4.	MasterCard, Inc., Class A	2.1
5.	QUALCOMM, Inc.	2.1
6.	Sherwin-Williams Co. (The)	2.0
7.	Amazon.com, Inc.	1.8
8.	American Express Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.9%
Consumer Discretionary	21.9
Industrials	13.5
Health Care	10.4
Financials	8.3
Energy	5.2
Materials	3.2
Consumer Staples	0.5
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		2.26%	2.99%	8.73%
With Sales Charge*		(3.06)	1.89	8.14
CLASS B SHARES	10/29/99
Without CDSC		1.74	2.43	8.15
With CDSC**		(3.26)	2.06	8.15
CLASS C SHARES	5/1/06
Without CDSC		1.86	2.45	8.06
With CDSC***		0.86	2.45	8.06
CLASS R5 SHARES	1/8/09	2.65	3.35	8.96
SELECT CLASS SHARES	5/1/06	2.56	3.22	8.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.06%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$349,522

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and utilities sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TransDigm Group, Inc., Papa John’s International, Inc., and ProAssurance Corp. Shares of TransDigm Group, Inc., an aerospace and defense company, benefited from the company’s strong quarterly results during the reporting period. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., NetApp, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	3.6%
2.	Devon Energy Corp.	3.1
3.	Silgan Holdings, Inc.	3.0
4.	Waste Connections, Inc.	2.8
5.	UnitedHealth Group, Inc.	2.8
6.	Chubb Corp. (The)	2.5
7.	Associated Banc-Corp.	2.2
8.	Allison Transmission Holdings, Inc.	2.2
9.	Coventry Health Care, Inc.	2.0
10.	Reliance Steel & Aluminum Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.8%
Consumer Discretionary	18.9
Industrials	15.4
Information Technology	10.6
Materials	8.9
Health Care	8.1
Energy	7.7
Utilities	7.2
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(0.19)%	8.93%
With Sales Charge*		(5.41)	5.29
CLASS C SHARES	11/30/10
Without CDSC		(0.65)	8.39
With CDSC**		(1.65)	8.39
CLASS R2 SHARES	11/30/10	(0.48)	8.63
CLASS R5 SHARES	11/30/10	0.28	9.44
CLASS R6 SHARES	1/31/11	0.33	9.47
SELECT CLASS SHARES	11/30/10	0.06	9.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 To 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.42%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$821,334

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the producer durables and materials and processing sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Alliance Data Systems Corp. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Polycom, Inc. and Health Net, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.9%
2.	Carlisle Cos., Inc.	1.4
3.	T. Rowe Price Group, Inc.	1.4
4.	Marriott International, Inc., Class A	1.4
5.	Alliance Data Systems Corp.	1.3
6.	Bed Bath & Beyond, Inc.	1.3
7.	Humana, Inc.	1.2
8.	Cooper Industries plc	1.0
9.	Concho Resources, Inc.	1.0
10.	Harley-Davidson, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.0%
Financials	16.8
Information Technology	14.6
Industrials	13.8
Health Care	10.2
Materials	6.2
Utilities	5.5
Energy	5.4
Consumer Staples	3.7
Telecommunication Services	0.2
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(0.76)%	1.70%	8.07%
With Sales Charge*		(5.96)	0.61	7.49
CLASS C SHARES	11/2/09
Without CDSC		(1.29)	1.43	7.92
With CDSC**		(2.29)	1.43	7.92
SELECT CLASS SHARES	1/1/97	(0.42)	1.89	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.31%
Russell Midcap Growth Index	-2.99%

Net Assets as of 6/30/2012 (In Thousands)	$1,426,816

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Polycom, Inc., Health Net, Inc. and Newfield Exploration Co. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Sherwin-Williams Co. and Michael Kors Holdings Ltd. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Michael Kors Holdings Ltd. benefited after the retail company increased its expectations for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the producer durables sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alliance Data Systems Corp.	2.6%
2.	Sherwin-Williams Co. (The)	2.5
3.	Concho Resources, Inc.	1.9
4.	Harley-Davidson, Inc.	1.9
5.	Avago Technologies Ltd., (Singapore)	1.8
6.	Pall Corp.	1.8
7.	Perrigo Co.	1.7
8.	Bed Bath & Beyond, Inc.	1.7
9.	Carlisle Cos., Inc.	1.7
10.	Dick’s Sporting Goods, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Consumer Discretionary	19.9
Industrials	18.6
Health Care	15.2
Financials	7.8
Energy	5.8
Materials	4.8
Consumer Staples	1.1
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(6.61)%	1.23%	6.41%
With Sales Charge*		(11.50)	0.14	5.84
CLASS B SHARES	1/14/94
Without CDSC		(7.08)	0.66	5.85
With CDSC**		(12.08)	0.27	5.85
CLASS C SHARES	11/4/97
Without CDSC		(7.06)	0.66	5.75
With CDSC***		(8.06)	0.66	5.75
CLASS R2 SHARES	6/19/09	(6.72)	1.07	6.23
CLASS R5 SHARES	11/1/11	(6.18)	1.55	6.71
CLASS R6 SHARES	11/1/11	(6.14)	1.56	6.72
SELECT CLASS SHARES	3/2/89	(6.31)	1.52	6.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.43%
Russell Midcap Value Index	-0.37%

Net Assets as of 6/30/2012 (In Thousands)	$7,809,547

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary sector. The Fund’s underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Tiffany & Co. Shares of Cablevision Systems Corp. declined after the television company announced disappointing quarterly results. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.8%
2.	Republic Services, Inc.	1.7
3.	Marsh & McLennan Cos., Inc.	1.6
4.	Ball Corp.	1.6
5.	Energen Corp.	1.5
6.	Ameriprise Financial, Inc.	1.5
7.	Marriott International, Inc., Class A	1.4
8.	Northeast Utilities	1.4
9.	Sempra Energy	1.3
10.	Kohl’s Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Consumer Discretionary	20.0
Utilities	11.1
Industrials	8.8
Materials	7.6
Information Technology	6.3
Consumer Staples	6.3
Energy	5.1
Health Care	5.0
Telecommunication Services	0.4
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.92%	2.01%	8.80%
With Sales Charge*		(0.58)	0.91	8.21
CLASS B SHARES	4/30/01
Without CDSC		4.40	1.49	8.31
With CDSC**		(0.60)	1.11	8.31
CLASS C SHARES	4/30/01
Without CDSC		4.38	1.49	8.20
With CDSC***		3.38	1.49	8.20
CLASS R2 SHARES	11/3/08	4.65	1.82	8.70
INSTITUTIONAL CLASS SHARES	11/13/97	5.43	2.52	9.34
SELECT CLASS SHARES	10/31/01	5.20	2.27	9.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.91%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/2012 (In Thousands)	$513,640

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. As a result of the Fund’s quantitative bottom-up stock selection process, the Fund experienced negative returns in the health care and consumer sectors and positive returns in the financial, technology, industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CMS Energy Corp.	0.4%
2.	U.S. Airways Group, Inc.	0.4
3.	Discover Financial Services	0.4
4.	Questcor Pharmaceuticals, Inc.	0.4
5.	Foot Locker, Inc.	0.4
6.	Portland General Electric Co.	0.4
7.	Expedia, Inc.	0.4
8.	East West Bancorp, Inc.	0.4
9.	Textron, Inc.	0.4
10.	Brinker International, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Vivus, Inc.	0.5%
2.	NetSuite, Inc.	0.5
3.	IHS, Inc., Class A	0.5
4.	McCormick & Co., Inc. (Non-Voting)	0.5
5.	MDC Holdings, Inc.	0.5
6.	United Natural Foods, Inc.	0.5
7.	Shutterfly, Inc.	0.5
8.	Ashland, Inc.	0.5
9.	Synovus Financial Corp.	0.5
10.	Ariad Pharmaceuticals, Inc.	0.5

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.5%
Information Technology	15.6
Industrials	13.3
Financials	11.8
Health Care	8.8
Energy	6.6
Materials	5.2
Utilities	5.0
Consumer Staples	5.0
Telecommunication Services	0.5
Short-Term Investment	11.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	16.6%
Consumer Discretionary	15.5
Industrials	14.9
Financials	13.9
Health Care	11.4
Energy	8.3
Materials	7.4
Utilities	6.2
Consumer Staples	5.1
Telecommunication Services	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.22)%	(1.88)%	1.21%
With Sales Charge*		(6.38)	(2.93)	0.62
CLASS B SHARES	5/23/03
Without CDSC		(2.01)	(2.64)	0.55
With CDSC**		(7.01)	(3.08)	0.55
CLASS C SHARES	5/23/03
Without CDSC		(1.90)	(2.62)	0.46
With CDSC***		(2.90)	(2.62)	0.46
SELECT CLASS SHARES	5/23/03	(0.91)	(1.64)	1.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	2.64%

Net Assets as of 6/30/2012 (In Thousands)	$1,132,139

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., Wells Fargo & Co. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Walgreen Co., Devon Energy Corp. and Cablevision Systems Corp. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that the termination of its partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Cablevision Systems Corp. declined after the broadcasting and cable TV company announced disappointing quarterly results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.9%
2.	Exxon Mobil Corp.	3.8
3.	AT&T, Inc.	2.8
4.	Pfizer, Inc.	2.7
5.	Loews Corp.	2.6
6.	Devon Energy Corp.	2.3
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.8
9.	Capital One Financial Corp.	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.7%
Energy	12.3
Consumer Discretionary	12.1
Health Care	11.2
Utilities	7.9
Industrials	4.6
Materials	4.6
Telecommunication Services	4.0
Information Technology	3.5
Consumer Staples	3.4
Investment Company	0.6
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		5.83%	2.02%	6.26%
With Sales Charge*		0.26	0.93	5.48
CLASS C SHARES	2/28/05
Without CDSC		5.32	1.51	5.73
With CDSC**		4.32	1.51	5.73
INSTITUTIONAL CLASS SHARES	2/28/05	6.36	2.54	6.72
SELECT CLASS SHARES	2/28/05	6.09	2.28	6.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 21.8%
	Auto Components — 1.6%
647	Allison Transmission Holdings, Inc.	11,365
165	BorgWarner, Inc. (a)	10,803

		22,168

	Automobiles — 2.1%
426	Harley-Davidson, Inc.	19,495
296	Tesla Motors, Inc. (a)	9,271

		28,766

	Hotels, Restaurants & Leisure — 3.5%
903	International Game Technology	14,216
305	Las Vegas Sands Corp.	13,260
381	Starbucks Corp.	20,326

		47,802

	Household Durables — 0.9%
410	Toll Brothers, Inc. (a)	12,195

	Internet & Catalog Retail — 3.0%
104	Amazon.com, Inc. (a)	23,840
249	HomeAway, Inc. (a)	5,410
17	priceline.com, Inc. (a)	11,164

		40,414

	Leisure Equipment & Products — 0.5%
288	Brunswick Corp.	6,393

	Media — 2.8%
416	DIRECTV, Class A (a)	20,299
366	Walt Disney Co. (The)	17,761

		38,060

	Specialty Retail — 4.8%
264	Bed Bath & Beyond, Inc. (a)	16,284
335	Home Depot, Inc. (The)	17,746
202	PetSmart, Inc.	13,786
678	Sally Beauty Holdings, Inc. (a)	17,442

		65,258

	Textiles, Apparel & Luxury Goods — 2.6%
179	Lululemon Athletica, Inc., (Canada) (a)	10,679
368	Michael Kors Holdings Ltd., (Hong Kong) (a)	15,414
234	Wolverine World Wide, Inc.	9,063

		35,156

	Total Consumer Discretionary	296,212

	Consumer Staples — 0.4%
	Personal Products — 0.4%
124	Herbalife Ltd., (Cayman Islands)	5,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.2%
	Energy Equipment & Services — 1.6%
334	Cameron International Corp. (a)	14,260
114	Dril-Quip, Inc. (a)	7,503

		21,763

	Oil, Gas & Consumable Fuels — 3.6%
214	Concho Resources, Inc. (a)	18,190
276	Laredo Petroleum Holdings, Inc. (a)	5,735
134	Pioneer Natural Resources Co.	11,803
210	Range Resources Corp.	13,011

		48,739

	Total Energy	70,502

	Financials — 8.3%
	Capital Markets — 0.9%
205	T. Rowe Price Group, Inc.	12,926

	Commercial Banks — 2.4%
473	U.S. Bancorp	15,199
536	Wells Fargo & Co.	17,910

		33,109

	Consumer Finance — 1.6%
374	American Express Co.	21,753

	Diversified Financial Services — 1.0%
357	Moody’s Corp.	13,052

	Insurance — 1.5%
175	ACE Ltd., (Switzerland)	12,958
238	Amtrust Financial Services, Inc.	7,062

		20,020

	Real Estate Investment Trusts (REITs) — 0.9%
348	Prologis, Inc.	11,577

	Total Financials	112,437

	Health Care — 10.4%
	Biotechnology — 4.0%
322	Aegerion Pharmaceuticals, Inc. (a)	4,783
117	Alexion Pharmaceuticals, Inc. (a)	11,568
199	Biogen Idec, Inc. (a)	28,674
161	Vertex Pharmaceuticals, Inc. (a)	9,014

		54,039

	Health Care Providers & Services — 3.0%
302	Health Net, Inc. (a)	7,318
144	Humana, Inc.	11,120
369	UnitedHealth Group, Inc.	21,610

		40,048

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 3.4%
181	Allergan, Inc.	16,783
359	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,066
183	Watson Pharmaceuticals, Inc. (a)	13,548

		46,397

	Total Health Care	140,484

	Industrials — 13.4%
	Aerospace & Defense — 1.3%
130	TransDigm Group, Inc. (a)	17,515

	Building Products — 0.9%
246	Armstrong World Industries, Inc.	12,103

	Electrical Equipment — 1.8%
260	Cooper Industries plc	17,693
99	Rockwell Automation, Inc.	6,553

		24,246

	Industrial Conglomerates — 1.6%
405	Carlisle Cos., Inc.	21,447

	Machinery — 1.6%
390	Pall Corp.	21,365

	Professional Services — 0.7%
395	Nielsen Holdings N.V. (a)	10,357

	Road & Rail — 2.1%
302	J.B. Hunt Transport Services, Inc.	18,005
243	Old Dominion Freight Line, Inc. (a)	10,520

		28,525

	Trading Companies & Distributors — 3.4%
438	Air Lease Corp. (a)	8,495
58	MSC Industrial Direct Co., Inc., Class A	3,778
408	Rush Enterprises, Inc., Class A (a)	6,672
83	W.W. Grainger, Inc.	15,815
158	Watsco, Inc.	11,668

		46,428

	Total Industrials	181,986

	Information Technology — 32.8%
	Communications Equipment — 3.7%
582	Aruba Networks, Inc. (a)	8,759
130	F5 Networks, Inc. (a)	12,913
505	QUALCOMM, Inc.	28,124

		49,796

	Computers & Peripherals — 10.2%
204	Apple, Inc. (a)	119,048
722	EMC Corp. (a)	18,508

		137,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.3%
126	Facebook, Inc., Class A (a)	3,915
34	Google, Inc., Class A (a)	19,954
167	Rackspace Hosting, Inc. (a)	7,316

		31,185

	IT Services — 5.6%
160	International Business Machines Corp.	31,371
66	MasterCard, Inc., Class A	28,430
484	ServiceSource International, Inc. (a)	6,701
298	VeriFone Systems, Inc. (a)	9,851

		76,353

	Semiconductors & Semiconductor Equipment — 5.4%
414	ARM Holdings plc, (United Kingdom), ADR	9,842
578	Avago Technologies Ltd., (Singapore)	20,750
477	Lam Research Corp. (a)	17,994
437	Microchip Technology, Inc.	14,456
319	Xilinx, Inc.	10,709

		73,751

	Software — 5.6%
158	Citrix Systems, Inc. (a)	13,296
144	FactSet Research Systems, Inc.	13,374
214	MICROS Systems, Inc. (a)	10,977
569	Nuance Communications, Inc. (a)	13,549
214	Red Hat, Inc. (a)	12,081
91	Salesforce.com, Inc. (a)	12,568

		75,845

	Total Information Technology	444,486

	Materials — 3.2%
	Chemicals — 3.2%
283	FMC Corp.	15,135
209	Sherwin-Williams Co. (The)	27,608

	Total Materials	42,743

	Total Common Stocks (Cost $1,070,210)	1,294,824

Short-Term Investment — 4.1%
	Investment Company — 4.1%
55,818	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $55,818)	55,818

	Total Investments — 99.6% (Cost $1,126,028)	1,350,642
	Other Assets in Excess of Liabilities — 0.4%	4,915

	NET ASSETS — 100.0%	$1,355,557

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 18.9%
	Auto Components — 2.2%
438	Allison Transmission Holdings, Inc.	7,695

	Automobiles — 1.5%
118	Harley-Davidson, Inc.	5,393

	Distributors — 1.0%
57	Genuine Parts Co.	3,443

	Hotels, Restaurants & Leisure — 6.0%
140	Brinker International, Inc.	4,471
82	Cracker Barrel Old Country Store, Inc.	5,175
110	Papa John’s International, Inc. (a)	5,244
133	Penn National Gaming, Inc. (a)	5,951

		20,841

	Household Durables — 3.6%
302	Jarden Corp.	12,675

	Multiline Retail — 1.6%
116	Nordstrom, Inc.	5,747

	Specialty Retail — 3.0%
341	American Eagle Outfitters, Inc.	6,734
77	Dick’s Sporting Goods, Inc.	3,691

		10,425

	Total Consumer Discretionary	66,219

	Energy — 7.7%
	Energy Equipment & Services — 2.7%
387	Patterson-UTI Energy, Inc.	5,632
81	Tidewater, Inc.	3,737

		9,369

	Oil, Gas & Consumable Fuels — 5.0%
122	Cimarex Energy Co.	6,717
188	Devon Energy Corp.	10,884

		17,601

	Total Energy	26,970

	Financials — 20.9%
	Capital Markets — 7.2%
32	BlackRock, Inc.	5,502
54	Franklin Resources, Inc.	6,016
311	HFF, Inc., Class A (a)	4,341
332	Janus Capital Group, Inc.	2,600
398	TD Ameritrade Holding Corp.	6,770

		25,229

	Commercial Banks — 4.0%
595	Associated Banc-Corp.	7,842

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
177	First Republic Bank (a)	5,939

		13,781

	Insurance — 4.5%
122	Chubb Corp. (The)	8,866
76	ProAssurance Corp.	6,809

		15,675

	Real Estate Investment Trusts (REITs) — 5.2%
97	Mid-America Apartment Communities, Inc.	6,604
209	National Retail Properties, Inc.	5,926
313	RLJ Lodging Trust	5,667

		18,197

	Total Financials	72,882

	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.4%
50	IDEXX Laboratories, Inc. (a)	4,776

	Health Care Providers & Services — 6.7%
222	Coventry Health Care, Inc.	7,052
71	Laboratory Corp. of America Holdings (a)	6,616
166	UnitedHealth Group, Inc.	9,727

		23,395

	Total Health Care	28,171

	Industrials — 15.4%
	Aerospace & Defense — 1.5%
39	TransDigm Group, Inc. (a)	5,302

	Commercial Services & Supplies — 4.3%
284	Herman Miller, Inc.	5,258
331	Waste Connections, Inc.	9,912

		15,170

	Electrical Equipment — 1.5%
81	Regal-Beloit Corp.	5,052

	Machinery — 5.5%
46	Cummins, Inc.	4,448
99	Joy Global, Inc.	5,594
255	Rexnord Corp. (a)	5,102
54	Toro Co. (The)	3,949

		19,093

	Road & Rail — 1.5%
71	Norfolk Southern Corp.	5,121

	Trading Companies & Distributors — 1.1%
21	W.W. Grainger, Inc.	3,959

	Total Industrials	53,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 10.5%
	Computers & Peripherals — 1.5%
162	NetApp, Inc. (a)	5,168

	Electronic Equipment, Instruments & Components — 1.5%
102	Anixter International, Inc.	5,404

	Semiconductors & Semiconductor Equipment — 3.0%
149	Freescale Semiconductor Ltd. (a)	1,528
162	Linear Technology Corp.	5,068
340	Marvell Technology Group Ltd., (Bermuda)	3,834

		10,430

	Software — 4.5%
53	Citrix Systems, Inc. (a)	4,474
125	MICROS Systems, Inc. (a)	6,389
120	Solera Holdings, Inc.	5,010

		15,873

	Total Information Technology	36,875

	Materials — 8.9%
	Chemicals — 2.0%
51	Airgas, Inc.	4,272
70	Scotts Miracle-Gro Co. (The), Class A	2,877

		7,149

	Containers & Packaging — 4.9%
195	Crown Holdings, Inc. (a)	6,717
244	Silgan Holdings, Inc.	10,432

		17,149

	Metals & Mining — 2.0%
136	Reliance Steel & Aluminum Co.	6,865

	Total Materials	31,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.2%
	Electric Utilities — 1.4%
105	Southern Co. (The)	4,872

	Gas Utilities — 0.6%
47	Northwest Natural Gas Co.	2,219

	Multi-Utilities — 5.2%
274	CMS Energy Corp.	6,449
142	NorthWestern Corp.	5,193
162	Wisconsin Energy Corp.	6,421

		18,063

	Total Utilities	25,154

	Total Common Stocks (Cost $326,917)	341,131

Short-Term Investment — 2.4%
	Investment Company — 2.4%
8,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $8,465)	8,465

	Total Investments — 100.0% (Cost $335,382)	349,596
	Liabilities in Excess of Other Assets — 0.0% (g)	(74)

	NET ASSETS — 100.0%	$349,522

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 20.0%
	Auto Components — 1.0%
219	Allison Transmission Holdings, Inc.	3,841
68	BorgWarner, Inc. (a)	4,427

		8,268

	Automobiles — 1.3%
167	Harley-Davidson, Inc.	7,646
91	Tesla Motors, Inc. (a)	2,844

		10,490

	Distributors — 0.5%
69	Genuine Parts Co.	4,150

	Hotels, Restaurants & Leisure — 3.1%
61	Darden Restaurants, Inc.	3,092
336	International Game Technology	5,290
284	Marriott International, Inc., Class A	11,137
120	Royal Caribbean Cruises Ltd.	3,126
45	Yum! Brands, Inc.	2,899

		25,544

	Household Durables — 1.2%
40	Jarden Corp.	1,698
56	Mohawk Industries, Inc. (a)	3,938
125	Toll Brothers, Inc. (a)	3,725

		9,361

	Internet & Catalog Retail — 1.0%
130	Expedia, Inc.	6,235
34	TripAdvisor, Inc. (a)	1,533

		7,768

	Media — 2.2%
28	AMC Networks, Inc., Class A (a)	1,002
106	Cablevision Systems Corp., Class A	1,410
132	CBS Corp. (Non-Voting), Class B	4,320
130	Clear Channel Outdoor Holdings, Inc., Class A (a)	783
86	Discovery Communications, Inc., Class A (a)	4,649
129	DISH Network Corp., Class A	3,686
115	Gannett Co., Inc.	1,694
2	Washington Post Co. (The), Class B	843

		18,387

	Multiline Retail — 1.2%
70	Family Dollar Stores, Inc.	4,621
121	Kohl’s Corp.	5,495

		10,116

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 7.0%
95	Abercrombie & Fitch Co., Class A	3,236
13	AutoZone, Inc. (a)	4,810
167	Bed Bath & Beyond, Inc. (a)	10,302
143	Dick’s Sporting Goods, Inc.	6,850
145	Gap, Inc. (The)	3,978
107	PetSmart, Inc.	7,309
244	Sally Beauty Holdings, Inc. (a)	6,273
60	Tiffany & Co.	3,182
104	TJX Cos., Inc.	4,478
119	Urban Outfitters, Inc. (a)	3,291
110	Williams-Sonoma, Inc.	3,836

		57,545

	Textiles, Apparel & Luxury Goods — 1.5%
54	Lululemon Athletica, Inc., (Canada) (a)	3,202
111	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,640
59	PVH Corp.	4,574

		12,416

	Total Consumer Discretionary	164,045

	Consumer Staples — 3.7%
	Beverages — 1.4%
85	Beam, Inc.	5,337
27	Brown-Forman Corp., Class B	2,652
74	Dr. Pepper Snapple Group, Inc.	3,250

		11,239

	Food Products — 1.5%
78	Green Mountain Coffee Roasters, Inc. (a)	1,703
55	Hershey Co. (The)	3,969
37	JM Smucker Co. (The)	2,757
60	Ralcorp Holdings, Inc. (a)	4,004

		12,433

	Household Products — 0.5%
51	Energizer Holdings, Inc. (a)	3,823

	Personal Products — 0.3%
57	Herbalife Ltd., (Cayman Islands)	2,735

	Total Consumer Staples	30,230

	Energy — 5.4%
	Energy Equipment & Services — 0.7%
129	Cameron International Corp. (a)	5,529

	Oil, Gas & Consumable Fuels — 4.7%
92	Concho Resources, Inc. (a)	7,840
73	Devon Energy Corp.	4,239
137	Energen Corp.	6,201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
90	EQT Corp.	4,821
93	Laredo Petroleum Holdings, Inc. (a)	1,943
43	Pioneer Natural Resources Co.	3,784
77	QEP Resources, Inc.	2,302
74	Range Resources Corp.	4,603
118	Williams Cos., Inc. (The)	3,389

		39,122

	Total Energy	44,651

	Financials — 16.7%
	Capital Markets — 4.3%
116	Ameriprise Financial, Inc.	6,036
266	Blackstone Group LP (The)	3,479
322	Charles Schwab Corp. (The)	4,158
175	Invesco Ltd.	3,962
138	Lazard Ltd., (Bermuda), Class A	3,597
61	Northern Trust Corp.	2,789
179	T. Rowe Price Group, Inc.	11,254

		35,275

	Commercial Banks — 3.4%
81	BOK Financial Corp. (c)	4,703
67	City National Corp.	3,235
39	Cullen/Frost Bankers, Inc.	2,254
346	Fifth Third Bancorp	4,642
280	Huntington Bancshares, Inc.	1,792
61	M&T Bank Corp.	5,020
190	SunTrust Banks, Inc.	4,599
107	Zions Bancorp	2,070

		28,315

	Diversified Financial Services — 0.7%
156	Moody’s Corp.	5,687

	Insurance — 5.5%
16	Alleghany Corp. (a)	5,300
37	Arch Capital Group Ltd., (Bermuda) (a)	1,484
160	Axis Capital Holdings Ltd., (Bermuda)	5,221
54	Chubb Corp. (The)	3,896
186	Loews Corp.	7,593
204	Marsh & McLennan Cos., Inc.	6,568
260	Old Republic International Corp.	2,152
116	OneBeacon Insurance Group Ltd., Class A	1,505
123	Unum Group	2,349
129	W.R. Berkley Corp.	5,021
200	XL Group plc, (Ireland)	4,197

		45,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.9%
76	HCP, Inc.	3,364
129	Prologis, Inc.	4,297
84	Regency Centers Corp.	4,015
44	Vornado Realty Trust	3,700

		15,376

	Real Estate Management & Development — 0.4%
191	Brookfield Office Properties, Inc.	3,325

	Thrifts & Mortgage Finance — 0.5%
112	Capitol Federal Financial, Inc.	1,334
241	People’s United Financial, Inc.	2,799

		4,133

	Total Financials	137,397

	Health Care — 10.2%
	Biotechnology — 1.5%
60	Alexion Pharmaceuticals, Inc. (a)	5,918
30	Onyx Pharmaceuticals, Inc. (a)	2,014
74	Vertex Pharmaceuticals, Inc. (a)	4,144

		12,076

	Health Care Equipment & Supplies — 1.2%
33	Becton, Dickinson & Co.	2,430
64	Sirona Dental Systems, Inc. (a)	2,885
131	Thoratec Corp. (a)	4,382

		9,697

	Health Care Providers & Services — 3.9%
105	AmerisourceBergen Corp.	4,112
254	Brookdale Senior Living, Inc. (a)	4,509
101	Cigna Corp.	4,426
116	Health Net, Inc. (a)	2,818
19	Henry Schein, Inc. (a)	1,507
122	Humana, Inc.	9,476
149	Lincare Holdings, Inc.	5,054

		31,902

	Life Sciences Tools & Services — 1.3%
125	Agilent Technologies, Inc.	4,913
214	Bruker Corp. (a)	2,847
64	Illumina, Inc. (a)	2,604

		10,364

	Pharmaceuticals — 2.3%
121	Elan Corp. plc, (Ireland), ADR (a)	1,758
61	Perrigo Co.	7,229
110	Valeant Pharmaceuticals International, Inc., (Canada) (a)	4,927

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
72	Watson Pharmaceuticals, Inc. (a)	5,305

		19,219

	Total Health Care	83,258

	Industrials — 13.8%
	Aerospace & Defense — 0.9%
45	Alliant Techsystems, Inc.	2,261
39	TransDigm Group, Inc. (a)	5,291

		7,552

	Building Products — 0.8%
76	Armstrong World Industries, Inc.	3,731
120	Fortune Brands Home & Security, Inc. (a)	2,680

		6,411

	Commercial Services & Supplies — 1.6%
261	Republic Services, Inc.	6,893
67	Stericycle, Inc. (a)	6,119

		13,012

	Construction & Engineering — 0.4%
64	Fluor Corp.	3,173

	Electrical Equipment — 2.3%
89	AMETEK, Inc.	4,432
116	Cooper Industries plc	7,909
62	Regal-Beloit Corp.	3,848
45	Rockwell Automation, Inc.	2,959

		19,148

	Industrial Conglomerates — 1.4%
215	Carlisle Cos., Inc.	11,398

	Machinery — 2.4%
21	Cummins, Inc.	2,076
136	Pall Corp.	7,443
99	Rexnord Corp. (a)	1,984
71	Snap-on, Inc.	4,432
51	Wabtec Corp.	3,961

		19,896

	Professional Services — 1.2%
51	Equifax, Inc.	2,353
40	IHS, Inc., Class A (a)	4,331
121	Nielsen Holdings N.V. (a)	3,167

		9,851

	Road & Rail — 0.8%
111	J.B. Hunt Transport Services, Inc.	6,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
202	Air Lease Corp. (a)	3,919
89	MSC Industrial Direct Co., Inc., Class A	5,801
33	W.W. Grainger, Inc.	6,215

		15,935

	Total Industrials	112,998

	Information Technology — 14.6%
	Communications Equipment — 1.0%
198	Aruba Networks, Inc. (a)	2,972
50	F5 Networks, Inc. (a)	4,998

		7,970

	Computers & Peripherals — 0.4%
98	NetApp, Inc. (a)	3,128

	Electronic Equipment, Instruments & Components — 1.1%
95	Amphenol Corp., Class A	5,212
118	Arrow Electronics, Inc. (a)	3,858

		9,070

	Internet Software & Services — 0.6%
52	OpenTable, Inc. (a)	2,332
64	Rackspace Hosting, Inc. (a)	2,803

		5,135

	IT Services — 2.8%
80	Alliance Data Systems Corp. (a)	10,746
115	FleetCor Technologies, Inc. (a)	4,023
146	Jack Henry & Associates, Inc.	5,033
110	VeriFone Systems, Inc. (a)	3,630

		23,432

	Semiconductors & Semiconductor Equipment — 3.9%
130	Analog Devices, Inc.	4,908
212	Avago Technologies Ltd., (Singapore)	7,625
132	KLA-Tencor Corp.	6,506
161	Microchip Technology, Inc. (c)	5,326
226	Xilinx, Inc.	7,594

		31,959

	Software — 4.8%
77	Citrix Systems, Inc. (a)	6,421
55	FactSet Research Systems, Inc.	5,112
145	Fortinet, Inc. (a)	3,358
85	MICROS Systems, Inc. (a)	4,331
227	Nuance Communications, Inc. (a)	5,407
104	Red Hat, Inc. (a)	5,857
139	Synopsys, Inc. (a)	4,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
155	TIBCO Software, Inc. (a)	4,632

		39,209

	Total Information Technology	119,903

	Materials — 6.2%
	Chemicals — 4.5%
35	Airgas, Inc.	2,932
82	Albemarle Corp.	4,874
120	FMC Corp.	6,407
115	Sherwin-Williams Co. (The)	15,180
60	Sigma-Aldrich Corp.	4,399
60	W.R. Grace & Co. (a)	3,022

		36,814

	Containers & Packaging — 1.7%
157	Ball Corp.	6,428
67	Rock-Tenn Co., Class A	3,666
96	Silgan Holdings, Inc.	4,118

		14,212

	Total Materials	51,026

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,607

	Utilities — 5.5%
	Electric Utilities — 2.5%
143	Northeast Utilities	5,549
295	NV Energy, Inc.	5,183
169	Westar Energy, Inc.	5,073
179	Xcel Energy, Inc.	5,094

		20,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
65	ONEOK, Inc.	2,750

	Multi-Utilities — 2.7%
109	CenterPoint Energy, Inc.	2,261
213	CMS Energy Corp.	5,001
94	PG&E Corp.	4,246
81	Sempra Energy	5,573
119	Wisconsin Energy Corp.	4,713

		21,794

	Total Utilities	45,443

	Total Common Stocks (Cost $666,375)	790,558

Short-Term Investment — 3.6%
	Investment Company — 3.6%
29,313	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $29,313)	29,313

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,138	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,138)	1,138

	Total Investments — 100.0% (Cost $696,826)	821,009
	Other Assets in Excess of Liabilities — 0.0% (g)	325

	NET ASSETS — 100.0%	$821,334

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 20.1%
	Auto Components — 2.0%
762	Allison Transmission Holdings, Inc.	13,384
235	BorgWarner, Inc. (a)	15,434

		28,818

	Automobiles — 2.6%
583	Harley-Davidson, Inc.	26,656
317	Tesla Motors, Inc. (a)	9,910

		36,566

	Hotels, Restaurants & Leisure — 3.4%
1,171	International Game Technology	18,437
473	Marriott International, Inc., Class A	18,553
419	Royal Caribbean Cruises Ltd.	10,899

		47,889

	Household Durables — 0.9%
437	Toll Brothers, Inc. (a)	12,980

	Internet & Catalog Retail — 0.6%
184	Expedia, Inc.	8,845

	Media — 1.1%
300	Discovery Communications, Inc., Class A (a)	16,200

	Specialty Retail — 7.6%
330	Abercrombie & Fitch Co., Class A	11,276
402	Bed Bath & Beyond, Inc. (a)	24,862
497	Dick’s Sporting Goods, Inc.	23,870
216	PetSmart, Inc.	14,734
850	Sally Beauty Holdings, Inc. (a)	21,866
416	Urban Outfitters, Inc. (a)	11,475

		108,083

	Textiles, Apparel & Luxury Goods — 1.9%
188	Lululemon Athletica, Inc., (Canada) (a)	11,187
389	Michael Kors Holdings Ltd., (Hong Kong) (a)	16,288

		27,475

	Total Consumer Discretionary	286,856

	Consumer Staples — 1.1%
	Food Products — 0.4%
273	Green Mountain Coffee Roasters, Inc. (a)	5,937

	Personal Products — 0.7%
197	Herbalife Ltd., (Cayman Islands)	9,531

	Total Consumer Staples	15,468

	Energy — 5.8%
	Energy Equipment & Services — 1.4%
451	Cameron International Corp. (a)	19,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.4%
321	Concho Resources, Inc. (a)	27,324
326	Laredo Petroleum Holdings, Inc. (a)	6,772
149	Pioneer Natural Resources Co.	13,179
259	Range Resources Corp.	16,049

		63,324

	Total Energy	82,597

	Financials — 7.9%
	Capital Markets — 3.4%
928	Blackstone Group LP (The)	12,128
483	Lazard Ltd., (Bermuda), Class A	12,540
375	T. Rowe Price Group, Inc.	23,594

		48,262

	Commercial Banks — 1.1%
282	BOK Financial Corp.	16,389

	Diversified Financial Services — 1.4%
542	Moody’s Corp.	19,821

	Insurance — 0.9%
412	Axis Capital Holdings Ltd., (Bermuda)	13,407

	Real Estate Investment Trusts (REITs) — 1.1%
451	Prologis, Inc.	14,977

	Total Financials	112,856

	Health Care — 15.3%
	Biotechnology — 3.0%
208	Alexion Pharmaceuticals, Inc. (a)	20,624
106	Onyx Pharmaceuticals, Inc. (a)	7,064
258	Vertex Pharmaceuticals, Inc. (a)	14,450

		42,138

	Health Care Equipment & Supplies — 1.8%
224	Sirona Dental Systems, Inc. (a)	10,060
455	Thoratec Corp. (a)	15,275

		25,335

	Health Care Providers & Services — 3.3%
886	Brookdale Senior Living, Inc. (a)	15,716
405	Health Net, Inc. (a)	9,820
287	Humana, Inc.	22,219

		47,755

	Life Sciences Tools & Services — 2.5%
436	Agilent Technologies, Inc.	17,126
746	Bruker Corp. (a)	9,923
225	Illumina, Inc. (a)	9,080

		36,129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 4.7%
420	Elan Corp. plc, (Ireland), ADR (a)	6,126
214	Perrigo Co.	25,190
383	Valeant Pharmaceuticals International, Inc., (Canada) (a)	17,168
251	Watson Pharmaceuticals, Inc. (a)	18,586

		67,070

	Total Health Care	218,427

	Industrials — 18.8%
	Aerospace & Defense — 1.3%
137	TransDigm Group, Inc. (a)	18,439

	Building Products — 0.9%
266	Armstrong World Industries, Inc.	13,096

	Commercial Services & Supplies — 1.5%
233	Stericycle, Inc. (a)	21,338

	Construction & Engineering — 0.8%
224	Fluor Corp.	11,057

	Electrical Equipment — 2.4%
342	Cooper Industries plc	23,311
157	Rockwell Automation, Inc.	10,391

		33,702

	Industrial Conglomerates — 1.7%
454	Carlisle Cos., Inc.	24,045

	Machinery — 3.3%
75	Cummins, Inc.	7,244
473	Pall Corp.	25,936
177	Wabtec Corp.	13,817

		46,997

	Professional Services — 1.8%
140	IHS, Inc., Class A (a)	15,104
421	Nielsen Holdings N.V. (a)	11,038

		26,142

	Road & Rail — 1.6%
387	J.B. Hunt Transport Services, Inc.	23,089

	Trading Companies & Distributors — 3.5%
705	Air Lease Corp. (a)	13,660
223	MSC Industrial Direct Co., Inc., Class A	14,585
114	W.W. Grainger, Inc.	21,802

		50,047

	Total Industrials	267,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.0%
	Communications Equipment — 1.9%
688	Aruba Networks, Inc. (a)	10,359
175	F5 Networks, Inc. (a)	17,403

		27,762

	Computers & Peripherals — 0.8%
343	NetApp, Inc. (a)	10,905

	Internet Software & Services — 1.3%
180	OpenTable, Inc. (a)	8,120
222	Rackspace Hosting, Inc. (a)	9,772

		17,892

	IT Services — 4.5%
277	Alliance Data Systems Corp. (a)	37,449
400	FleetCor Technologies, Inc. (a)	14,019
383	VeriFone Systems, Inc. (a)	12,657

		64,125

	Semiconductors & Semiconductor Equipment — 5.9%
741	Avago Technologies Ltd., (Singapore)	26,584
461	KLA-Tencor Corp.	22,685
561	Microchip Technology, Inc. (c)	18,564
488	Xilinx, Inc.	16,372

		84,205

	Software — 8.6%
267	Citrix Systems, Inc. (a)	22,379
192	FactSet Research Systems, Inc.	17,826
504	Fortinet, Inc. (a)	11,698
295	MICROS Systems, Inc. (a)	15,089
791	Nuance Communications, Inc. (a)	18,846
361	Red Hat, Inc. (a)	20,406
540	TIBCO Software, Inc. (a)	16,148

		122,392

	Total Information Technology	327,281

	Materials — 4.8%
	Chemicals — 4.8%
418	FMC Corp.	22,328
273	Sherwin-Williams Co. (The)	36,158
209	W.R. Grace & Co. (a)	10,534

	Total Materials	69,020

	Total Common Stocks (Cost $1,138,294)	1,380,457

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.1%
	Investment Company — 4.1%
58,974	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $58,974)	58,974

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
3,821	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,821)	3,821

	Total Investments — 101.2% (Cost $1,201,089)	1,443,252
	Liabilities in Excess of Other Assets — (1.2)%	(16,436)

	NET ASSETS — 100.0%	$1,426,816

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 20.0%
	Distributors — 1.0%
1,316	Genuine Parts Co.	79,300

	Hotels, Restaurants & Leisure — 2.9%
1,174	Darden Restaurants, Inc.	59,461
2,801	Marriott International, Inc., Class A	109,793
859	Yum! Brands, Inc.	55,350

		224,604

	Household Durables — 1.4%
776	Jarden Corp.	32,612
1,073	Mohawk Industries, Inc. (a)	74,898

		107,510

	Internet & Catalog Retail — 1.3%
1,452	Expedia, Inc.	69,794
645	TripAdvisor, Inc. (a)	28,817

		98,611

	Media — 3.4%
528	AMC Networks, Inc., Class A (a)	18,777
2,034	Cablevision Systems Corp., Class A	27,036
2,488	CBS Corp. (Non-Voting), Class B	81,554
2,437	Clear Channel Outdoor Holdings, Inc., Class A (a)	14,673
2,436	DISH Network Corp., Class A	69,544
2,598	Gannett Co., Inc.	38,270
42	Washington Post Co. (The), Class B (c)	15,771

		265,625

	Multiline Retail — 2.5%
1,312	Family Dollar Stores, Inc.	87,232
2,306	Kohl’s Corp.	104,890

		192,122

	Specialty Retail — 6.4%
248	AutoZone, Inc. (a)	91,069
969	Bed Bath & Beyond, Inc. (a)	59,855
2,744	Gap, Inc. (The)	75,070
853	PetSmart, Inc.	58,141
1,152	Tiffany & Co.	60,982
1,999	TJX Cos., Inc.	85,830
2,071	Williams-Sonoma, Inc.	72,433

		503,380

	Textiles, Apparel & Luxury Goods — 1.1%
1,124	PVH Corp.	87,399

	Total Consumer Discretionary	1,558,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.2%
	Beverages — 2.7%
1,613	Beam, Inc.	100,770
517	Brown-Forman Corp., Class B	50,087
1,425	Dr. Pepper Snapple Group, Inc.	62,349

		213,206

	Food Products — 2.6%
1,040	Hershey Co. (The)	74,931
688	JM Smucker Co. (The)	51,963
1,132	Ralcorp Holdings, Inc. (a)	75,556

		202,450

	Household Products — 0.9%
968	Energizer Holdings, Inc. (a)	72,807

	Total Consumer Staples	488,463

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
1,381	Devon Energy Corp.	80,064
2,630	Energen Corp.	118,695
1,717	EQT Corp.	92,088
1,469	QEP Resources, Inc.	44,020
2,238	Williams Cos., Inc. (The)	64,511

	Total Energy	399,378

	Financials — 25.4%
	Capital Markets — 5.2%
2,181	Ameriprise Financial, Inc.	113,968
6,071	Charles Schwab Corp. (The)	78,504
3,310	Invesco Ltd.	74,812
1,143	Northern Trust Corp.	52,600
1,345	T. Rowe Price Group, Inc.	84,656

		404,540

	Commercial Banks — 5.7%
1,257	City National Corp.	61,060
823	Cullen/Frost Bankers, Inc.	47,341
6,540	Fifth Third Bancorp	87,637
5,272	Huntington Bancshares, Inc.	33,741
1,148	M&T Bank Corp.	94,795
3,583	SunTrust Banks, Inc.	86,811
2,008	Zions Bancorp	38,997

		450,382

	Insurance — 10.0%
295	Alleghany Corp. (a)	100,109
704	Arch Capital Group Ltd., (Bermuda) (a)	27,950
793	Axis Capital Holdings Ltd., (Bermuda)	25,828

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,009	Chubb Corp. (The)	73,500
3,506	Loews Corp.	143,445
3,850	Marsh & McLennan Cos., Inc.	124,070
4,954	Old Republic International Corp.	41,071
2,176	OneBeacon Insurance Group Ltd., Class A	28,329
2,338	Unum Group	44,726
2,437	W.R. Berkley Corp.	94,841
3,767	XL Group plc, (Ireland)	79,249

		783,118

	Real Estate Investment Trusts (REITs) — 2.7%
1,437	HCP, Inc.	63,460
1,594	Regency Centers Corp.	75,806
831	Vornado Realty Trust	69,765

		209,031

	Real Estate Management & Development — 0.8%
3,600	Brookfield Office Properties, Inc.	62,713

	Thrifts & Mortgage Finance — 1.0%
2,111	Capitol Federal Financial, Inc.	25,079
4,549	People’s United Financial, Inc.	52,810

		77,889

	Total Financials	1,987,673

	Health Care — 5.0%
	Health Care Equipment & Supplies — 0.6%
620	Becton, Dickinson & Co.	46,356

	Health Care Providers & Services — 4.4%
1,972	AmerisourceBergen Corp.	77,605
1,899	Cigna Corp.	83,565
367	Henry Schein, Inc. (a)	28,823
754	Humana, Inc.	58,424
2,836	Lincare Holdings, Inc.	96,465

		344,882

	Total Health Care	391,238

	Industrials — 8.8%
	Aerospace & Defense — 0.5%
843	Alliant Techsystems, Inc.	42,607

	Building Products — 0.6%
2,270	Fortune Brands Home & Security, Inc. (a)	50,543

	Commercial Services & Supplies — 1.7%
4,922	Republic Services, Inc.	130,235

	Electrical Equipment — 2.3%
1,676	AMETEK, Inc.	83,657
339	Cooper Industries plc	23,099

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,167	Regal-Beloit Corp.	72,651

		179,407

	Industrial Conglomerates — 1.1%
1,603	Carlisle Cos., Inc.	84,983

	Machinery — 1.6%
1,870	Rexnord Corp. (a)	37,468
1,344	Snap-on, Inc.	83,660

		121,128

	Professional Services — 0.6%
953	Equifax, Inc.	44,405

	Trading Companies & Distributors — 0.4%
467	MSC Industrial Direct Co., Inc., Class A	30,644

	Total Industrials	683,952

	Information Technology — 6.3%
	Electronic Equipment, Instruments & Components — 2.2%
1,792	Amphenol Corp., Class A	98,442
2,245	Arrow Electronics, Inc. (a)	73,647

		172,089

	IT Services — 1.2%
2,754	Jack Henry & Associates, Inc.	95,073

	Semiconductors & Semiconductor Equipment — 1.9%
2,461	Analog Devices, Inc.	92,707
1,629	Xilinx, Inc.	54,675

		147,382

	Software — 1.0%
2,625	Synopsys, Inc. (a)	77,256

	Total Information Technology	491,800

	Materials — 7.6%
	Chemicals — 4.1%
658	Airgas, Inc.	55,253
1,560	Albemarle Corp.	93,034
697	Sherwin-Williams Co. (The)	92,241
1,124	Sigma-Aldrich Corp.	83,071

		323,599

	Containers & Packaging — 3.5%
2,958	Ball Corp.	121,419
1,284	Rock-Tenn Co., Class A	70,026
1,821	Silgan Holdings, Inc.	77,749

		269,194

	Total Materials	592,793

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
1,685	Telephone & Data Systems, Inc.	35,869

	Utilities — 11.1%
	Electric Utilities — 5.1%
2,730	Northeast Utilities	105,956
5,569	NV Energy, Inc.	97,895
3,249	Westar Energy, Inc.	97,304
3,425	Xcel Energy, Inc.	97,303

		398,458

	Gas Utilities — 0.7%
1,243	ONEOK, Inc.	52,576

	Multi-Utilities — 5.3%
2,062	CenterPoint Energy, Inc.	42,628
4,081	CMS Energy Corp.	95,897
1,772	PG&E Corp.	80,203
1,527	Sempra Energy	105,189
2,275	Wisconsin Energy Corp.	90,033

		413,950

	Total Utilities	864,984

	Total Common Stocks (Cost $5,846,871)	7,494,701

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.9%
	Investment Company — 3.9%
303,396	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $303,396)	303,396

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,735	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,735)	3,735

	Total Investments — 99.9% (Cost $6,154,002)	7,801,832
	Other Assets in Excess of Liabilities — 0.1%	7,715

	NET ASSETS — 100.0%	$7,809,547

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 102.7% (j)
		Common Stocks — 90.7%
		Consumer Discretionary — 17.0%
		Auto Components — 0.7%
7		Autoliv, Inc., (Sweden)	395
13		BorgWarner, Inc. (a)	885
31		Dana Holding Corp.	402
35		Lear Corp.	1,331
16		TRW Automotive Holdings Corp. (a)	579

			3,592

		Automobiles — 1.1%
122		Ford Motor Co.	1,174
62		General Motors Co. (a)	1,225
41		Harley-Davidson, Inc.	1,886
41		Thor Industries, Inc.	1,120

			5,405

		Diversified Consumer Services — 1.2%
41		Apollo Group, Inc., Class A (a)	1,487
16		Bridgepoint Education, Inc. (a)	357
29		Coinstar, Inc. (a)	2,008
—	(h)	Hillenbrand, Inc.	3
26		ITT Educational Services, Inc. (a)	1,576
23		Regis Corp.	418

			5,849

		Hotels, Restaurants & Leisure — 2.6%
28		Bally Technologies, Inc. (a)	1,296
66		Brinker International, Inc.	2,105
23		Cracker Barrel Old Country Store, Inc.	1,416
6		Darden Restaurants, Inc.	320
36		Jack in the Box, Inc. (a)	1,004
38		Marriott International, Inc., Class A	1,490
83		MGM Resorts International (a)	923
18		Penn National Gaming, Inc. (a)	803
24		Six Flags Entertainment Corp.	1,286
2		Texas Roadhouse, Inc.	34
27		Wyndham Worldwide Corp.	1,450
13		Wynn Resorts Ltd.	1,386

			13,513

		Household Durables — 1.5%
102		D.R. Horton, Inc.	1,881
23		Garmin Ltd., (Switzerland)	865
41		Jarden Corp.	1,740
11		Lennar Corp., Class A	346
41		Newell Rubbermaid, Inc.	752
192		Standard Pacific Corp. (a)	1,190
48		Tempur-Pedic International, Inc. (a)	1,113

			7,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.7%
45	Expedia, Inc.	2,143
2	priceline.com, Inc. (a)	1,362

		3,505

	Leisure Equipment & Products — 0.4%
39	Brunswick Corp.	873
4	Polaris Industries, Inc.	273
25	Sturm Ruger & Co., Inc.	991

		2,137

	Media — 2.4%
72	Cablevision Systems Corp., Class A	952
30	CBS Corp. (Non-Voting), Class B	975
60	Cinemark Holdings, Inc.	1,376
49	Comcast Corp., Class A	1,565
33	DISH Network Corp., Class A	938
54	Gannett Co., Inc.	792
115	Interpublic Group of Cos., Inc. (The)	1,253
30	McGraw-Hill Cos., Inc. (The)	1,354
20	Omnicom Group, Inc.	969
101	Regal Entertainment Group, Class A	1,387
7	Scripps Networks Interactive, Inc., Class A	380
12	Valassis Communications, Inc. (a)	260

		12,201

	Multiline Retail — 1.0%
24	Dillard’s, Inc., Class A	1,512
20	Dollar General Corp. (a)	1,098
21	Dollar Tree, Inc. (a)	1,114
19	Macy’s, Inc.	668
15	Nordstrom, Inc.	745

		5,137

	Specialty Retail — 4.9%
20	Advance Auto Parts, Inc.	1,357
44	American Eagle Outfitters, Inc.	859
54	Ascena Retail Group, Inc. (a)	1,000
3	AutoZone, Inc. (a)	1,081
14	Bed Bath & Beyond, Inc. (a)	872
66	Best Buy Co., Inc.	1,376
39	Buckle, Inc. (The)	1,546
55	Express, Inc. (a)	992
32	Finish Line, Inc. (The), Class A	678
73	Foot Locker, Inc.	2,237
38	GameStop Corp., Class A	695
32	Gap, Inc. (The)	879
19	Genesco, Inc. (a)	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Specialty Retail — Continued
34	GNC Holdings, Inc., Class A	1,324
26	Group 1 Automotive, Inc.	1,168
19	Home Depot, Inc. (The)	992
46	Lowe’s Cos., Inc.	1,317
12	O’Reilly Automotive, Inc. (a)	1,045
35	Penske Automotive Group, Inc.	735
52	Pier 1 Imports, Inc.	862
9	Ross Stores, Inc.	547
50	Select Comfort Corp. (a)	1,050
44	Staples, Inc.	571
23	TJX Cos., Inc.	989

		25,327

	Textiles, Apparel & Luxury Goods — 0.5%
25	Coach, Inc.	1,453
8	Steven Madden Ltd. (a)	250
44	Vera Bradley, Inc. (a)	934

		2,637

	Total Consumer Discretionary	87,190

	Consumer Staples — 5.1%
	Beverages — 0.7%
77	Constellation Brands, Inc., Class A (a)	2,091
37	Molson Coors Brewing Co., Class B	1,529

		3,620

	Food & Staples Retailing — 1.2%
13	Casey’s General Stores, Inc.	753
37	CVS Caremark Corp.	1,736
48	Kroger Co. (The)	1,120
866	Rite Aid Corp. (a)	1,213
70	Safeway, Inc.	1,265

		6,087

	Food Products — 1.8%
53	Archer-Daniels-Midland Co.	1,560
22	Bunge Ltd.	1,364
11	ConAgra Foods, Inc.	278
11	D.E Master Blenders N.V., (Netherlands) (a)	123
106	Dean Foods Co. (a)	1,805
41	Fresh Del Monte Produce, Inc.	955
2	Hillshire Brands Co.	63
75	Smithfield Foods, Inc. (a)	1,615
73	Tyson Foods, Inc., Class A	1,374

		9,137

	Household Products — 0.3%
19	Energizer Holdings, Inc. (a)	1,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.6%
33	Herbalife Ltd., (Cayman Islands)	1,580
34	Nu Skin Enterprises, Inc., Class A	1,572

		3,152

	Tobacco — 0.5%
9	Lorillard, Inc.	1,131
18	Philip Morris International, Inc.	1,594

		2,725

	Total Consumer Staples	26,171

	Energy — 6.8%
	Energy Equipment & Services — 2.6%
21	Dresser-Rand Group, Inc. (a)	947
25	Halliburton Co.	710
107	Helix Energy Solutions Group, Inc. (a)	1,751
38	Hornbeck Offshore Services, Inc. (a)	1,479
73	Key Energy Services, Inc. (a)	552
100	Nabors Industries Ltd., (Bermuda) (a)	1,445
13	National Oilwell Varco, Inc.	854
20	Oil States International, Inc. (a)	1,347
107	RPC, Inc.	1,272
65	Superior Energy Services, Inc. (a)	1,305
31	Unit Corp. (a)	1,130
60	Weatherford International Ltd., (Switzerland) (a)	764

		13,556

	Oil, Gas & Consumable Fuels — 4.2%
8	Apache Corp.	745
36	Approach Resources, Inc. (a)	911
28	Cabot Oil & Gas Corp.	1,101
20	Carrizo Oil & Gas, Inc. (a)	481
20	Chesapeake Energy Corp.	364
20	Chevron Corp.	2,075
94	Cloud Peak Energy, Inc. (a)	1,589
13	Concho Resources, Inc. (a)	1,121
26	ConocoPhillips	1,447
58	Denbury Resources, Inc. (a)	874
12	Devon Energy Corp.	690
46	Energy XXI Bermuda Ltd., (Bermuda)	1,444
10	EOG Resources, Inc.	891
11	HollyFrontier Corp.	391
4	Occidental Petroleum Corp.	354
40	Plains Exploration & Production Co. (a)	1,394
62	Stone Energy Corp. (a)	1,571
49	Ultra Petroleum Corp. (a)	1,132
85	Western Refining, Inc.	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	Williams Cos., Inc. (The)	911

		21,390

	Total Energy	34,946

	Financials — 12.1%
	Capital Markets — 1.8%
13	Ameriprise Financial, Inc.	677
96	Ares Capital Corp.	1,537
58	Bank of New York Mellon Corp. (The)	1,272
45	Eaton Vance Corp.	1,200
6	Goldman Sachs Group, Inc. (The)	578
129	Knight Capital Group, Inc., Class A (a)	1,536
123	Prospect Capital Corp.	1,402
25	State Street Corp.	1,114

		9,316

	Commercial Banks — 2.9%
27	BancorpSouth, Inc.	386
14	Bank of Hawaii Corp.	625
11	Bank of the Ozarks, Inc.	326
31	BB&T Corp.	944
91	East West Bancorp, Inc.	2,141
74	Fifth Third Bancorp	992
44	First Republic Bank (a)	1,471
291	Huntington Bancshares, Inc.	1,864
50	Old National Bancorp	603
13	PNC Financial Services Group, Inc.	776
28	Texas Capital Bancshares, Inc. (a)	1,145
59	U.S. Bancorp	1,910
59	Wells Fargo & Co.	1,980

		15,163

	Consumer Finance — 1.2%
18	Capital One Financial Corp.	1,010
6	Cash America International, Inc.	251
66	Discover Financial Services	2,293
39	Ezcorp, Inc., Class A (a)	926
100	SLM Corp.	1,567

		6,047

	Diversified Financial Services — 0.4%
38	CBOE Holdings, Inc.	1,056
40	Citigroup, Inc.	1,099

		2,155

	Insurance — 5.0%
16	ACE Ltd., (Switzerland)	1,201
29	Aflac, Inc.	1,223

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
10	Allied World Assurance Co. Holdings AG, (Switzerland)	825
44	Allstate Corp. (The)	1,550
20	Alterra Capital Holdings Ltd., (Bermuda)	463
35	American Financial Group, Inc.	1,391
45	Assurant, Inc.	1,555
96	Assured Guaranty Ltd., (Bermuda)	1,360
8	CNA Financial Corp.	213
242	CNO Financial Group, Inc.	1,889
6	Everest Re Group Ltd., (Bermuda)	615
23	Hanover Insurance Group, Inc. (The)	883
86	Hartford Financial Services Group, Inc.	1,525
76	Lincoln National Corp.	1,659
36	MetLife, Inc.	1,099
21	Montpelier Re Holdings Ltd., (Bermuda)	456
7	PartnerRe Ltd., (Bermuda)	551
26	Principal Financial Group, Inc.	680
13	ProAssurance Corp.	1,169
68	Protective Life Corp.	2,001
4	Prudential Financial, Inc.	210
12	Reinsurance Group of America, Inc.	650
7	RenaissanceRe Holdings Ltd., (Bermuda)	532
25	Torchmark Corp.	1,252
29	Unum Group	561

		25,513

	Real Estate Investment Trusts (REITs) — 0.4%
29	CBL & Associates Properties, Inc.	573
55	DCT Industrial Trust, Inc.	348
10	General Growth Properties, Inc.	184
10	Mid-America Apartment Communities, Inc.	713
9	Post Properties, Inc.	461

		2,279

	Thrifts & Mortgage Finance — 0.4%
96	Ocwen Financial Corp. (a)	1,812

	Total Financials	62,285

	Health Care — 9.1%
	Biotechnology — 1.1%
21	Acorda Therapeutics, Inc. (a)	485
12	Amgen, Inc.	887
15	Celgene Corp. (a)	961
15	Cubist Pharmaceuticals, Inc. (a)	581
102	Dendreon Corp. (a)	755
8	Gilead Sciences, Inc. (a)	398
36	United Therapeutics Corp. (a)	1,800

		5,867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Equipment & Supplies — 1.7%
40	Alere, Inc. (a)	787
57	CareFusion Corp. (a)	1,466
7	Cooper Cos., Inc. (The)	586
22	Cyberonics, Inc. (a)	1,011
14	Hill-Rom Holdings, Inc.	447
9	Integra LifeSciences Holdings Corp. (a)	341
50	ResMed, Inc. (a)	1,572
28	St. Jude Medical, Inc.	1,111
40	Thoratec Corp. (a)	1,347

		8,668

	Health Care Providers & Services — 3.3%
32	Aetna, Inc.	1,250
34	AmerisourceBergen Corp.	1,353
22	Cigna Corp.	972
31	Community Health Systems, Inc. (a)	879
7	DaVita, Inc. (a)	728
27	Express Scripts Holding Co. (a)	1,507
33	HCA Holdings, Inc.	989
6	Health Net, Inc. (a)	150
20	Humana, Inc.	1,522
13	McKesson Corp.	1,261
47	Molina Healthcare, Inc. (a)	1,096
61	Omnicare, Inc.	1,915
9	UnitedHealth Group, Inc.	554
33	WellCare Health Plans, Inc. (a)	1,769
11	WellPoint, Inc.	724

		16,669

	Health Care Technology — 0.4%
18	SXC Health Solutions Corp. (a)	1,827

	Life Sciences Tools & Services — 0.2%
50	Bruker Corp. (a)	666
15	Charles River Laboratories International, Inc. (a)	476

		1,142

	Pharmaceuticals — 2.4%
32	Abbott Laboratories	2,042
14	Bristol-Myers Squibb Co.	508
26	Eli Lilly & Co.	1,105
24	Endo Health Solutions, Inc. (a)	732
36	Jazz Pharmaceuticals plc, (Ireland) (a)	1,624
12	Merck & Co., Inc.	506
43	Questcor Pharmaceuticals, Inc. (a)	2,287
91	Warner Chilcott plc, (Ireland), Class A (a)	1,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
27	Watson Pharmaceuticals, Inc. (a)	2,005

		12,442

	Total Health Care	46,615

	Industrials — 13.6%
	Aerospace & Defense — 3.1%
22	Alliant Techsystems, Inc.	1,106
29	BE Aerospace, Inc. (a)	1,280
20	Boeing Co. (The)	1,493
4	General Dynamics Corp.	244
39	Huntington Ingalls Industries, Inc. (a)	1,561
24	L-3 Communications Holdings, Inc.	1,781
23	Lockheed Martin Corp.	2,025
25	Northrop Grumman Corp.	1,607
22	Raytheon Co.	1,240
85	Textron, Inc.	2,120
13	TransDigm Group, Inc. (a)	1,744

		16,201

	Air Freight & Logistics — 0.3%
11	FedEx Corp.	1,016
9	United Parcel Service, Inc., Class B	692

		1,708

	Airlines — 1.1%
121	Delta Air Lines, Inc. (a)	1,322
202	JetBlue Airways Corp. (a)	1,073
43	Spirit Airlines, Inc. (a)	827
172	U.S. Airways Group, Inc. (a)	2,296

		5,518

	Commercial Services & Supplies — 1.5%
39	Avery Dennison Corp.	1,068
40	Brink’s Co. (The)	922
40	Copart, Inc. (a)	945
75	Covanta Holding Corp.	1,285
69	Pitney Bowes, Inc.	1,027
131	R.R. Donnelley & Sons Co.	1,538
36	United Stationers, Inc.	967

		7,752

	Construction & Engineering — 1.4%
70	AECOM Technology Corp. (a)	1,153
46	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,731
34	EMCOR Group, Inc.	947
10	Foster Wheeler AG, (Switzerland) (a)	175
50	Shaw Group, Inc. (The) (a)	1,375

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Construction & Engineering — Continued
46	URS Corp.	1,599

		6,980

	Electrical Equipment — 0.4%
32	Belden, Inc.	1,064
34	EnerSys (a)	1,206

		2,270

	Industrial Conglomerates — 0.1%
17	General Electric Co.	354

	Machinery — 3.1%
39	Actuant Corp., Class A	1,070
41	AGCO Corp. (a)	1,853
6	Barnes Group, Inc.	154
19	Caterpillar, Inc.	1,612
37	CNH Global N.V., (Netherlands) (a)	1,453
18	Cummins, Inc.	1,700
3	Oshkosh Corp. (a)	67
37	PACCAR, Inc.	1,436
4	Parker Hannifin Corp.	273
30	Robbins & Myers, Inc.	1,272
29	Timken Co.	1,315
56	Titan International, Inc.	1,363
56	Trinity Industries, Inc.	1,392
7	Valmont Industries, Inc.	789

		15,749

	Marine — 0.1%
15	Kirby Corp. (a)	721

	Professional Services — 0.2%
26	Corporate Executive Board Co. (The)	1,052

	Road & Rail — 1.7%
57	Con-way, Inc.	2,065
32	CSX Corp.	707
44	Hertz Global Holdings, Inc. (a)	562
23	J.B. Hunt Transport Services, Inc.	1,345
16	Landstar System, Inc.	832
23	Norfolk Southern Corp.	1,681
13	Union Pacific Corp.	1,511

		8,703

	Trading Companies & Distributors — 0.6%
39	Beacon Roofing Supply, Inc. (a)	989
44	TAL International Group, Inc.	1,468
15	United Rentals, Inc. (a)	509

		2,966

	Total Industrials	69,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 16.0%
	Communications Equipment — 1.5%
91	Arris Group, Inc. (a)	1,260
91	Cisco Systems, Inc.	1,568
35	Harris Corp.	1,477
38	NETGEAR, Inc. (a)	1,318
20	Plantronics, Inc.	680
47	Polycom, Inc. (a)	495
15	QUALCOMM, Inc.	862

		7,660

	Computers & Peripherals — 1.6%
3	Apple, Inc. (a)	1,740
91	Dell, Inc. (a)	1,141
37	Diebold, Inc.	1,381
36	Lexmark International, Inc., Class A	950
63	Seagate Technology plc, (Ireland)	1,567
49	Western Digital Corp. (a)	1,505

		8,284

	Electronic Equipment, Instruments & Components — 1.6%
20	Avnet, Inc. (a)	617
34	Corning, Inc.	444
20	Dolby Laboratories, Inc., Class A (a)	828
272	Flextronics International Ltd., (Singapore) (a)	1,686
68	Ingram Micro, Inc., Class A (a)	1,184
31	Plexus Corp. (a)	876
32	SYNNEX Corp. (a)	1,102
35	Tech Data Corp. (a)	1,671

		8,408

	Internet Software & Services — 1.4%
43	Ancestry.com, Inc. (a)	1,176
9	Equinix, Inc. (a)	1,668
38	IAC/InterActiveCorp.	1,751
9	LinkedIn Corp., Class A (a)	994
17	Sohu.com, Inc., (China) (a)	739
23	VeriSign, Inc. (a)	1,000

		7,328

	IT Services — 3.4%
29	Accenture plc, (Ireland), Class A	1,746
13	Alliance Data Systems Corp. (a)	1,765
35	Amdocs Ltd. (a)	1,032
14	Broadridge Financial Solutions, Inc.	307
32	CACI International, Inc., Class A (a)	1,773
41	Fidelity National Information Services, Inc.	1,405
34	Gartner, Inc. (a)	1,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
32	Heartland Payment Systems, Inc.	966
5	International Business Machines Corp.	924
60	Lender Processing Services, Inc.	1,524
41	NeuStar, Inc., Class A (a)	1,375
138	SAIC, Inc.	1,669
80	Western Union Co. (The)	1,342

		17,292

	Semiconductors & Semiconductor Equipment — 3.3%
290	Advanced Micro Devices, Inc. (a)	1,664
251	Amkor Technology, Inc. (a)	1,223
21	Applied Materials, Inc.	242
35	Broadcom Corp., Class A (a)	1,172
104	Cypress Semiconductor Corp. (a)	1,369
126	Entegris, Inc. (a)	1,076
207	GT Advanced Technologies, Inc. (a)	1,092
59	Intel Corp.	1,561
30	KLA-Tencor Corp.	1,458
5	Lam Research Corp. (a)	173
151	LSI Corp. (a)	963
111	Marvell Technology Group Ltd., (Bermuda)	1,256
37	MKS Instruments, Inc.	1,067
201	ON Semiconductor Corp. (a)	1,425
146	PMC-Sierra, Inc. (a)	897

		16,638

	Software — 3.2%
8	Adobe Systems, Inc. (a)	245
31	BMC Software, Inc. (a)	1,325
75	CA, Inc.	2,024
189	Cadence Design Systems, Inc. (a)	2,076
45	Electronic Arts, Inc. (a)	552
45	Fair Isaac Corp.	1,913
20	Manhattan Associates, Inc. (a)	916
58	Microsoft Corp.	1,772
45	Oracle Corp.	1,328
6	Rovi Corp. (a)	126
106	Symantec Corp. (a)	1,548
42	Synopsys, Inc. (a)	1,224
66	TiVo, Inc. (a)	547
24	Tyler Technologies, Inc. (a)	951

		16,547

	Total Information Technology	82,157

	Materials — 5.3%
	Chemicals — 2.5%
10	CF Industries Holdings, Inc.	1,932
5	Cytec Industries, Inc.	313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
34	H.B. Fuller Co.	1,038
110	Huntsman Corp.	1,423
40	Intrepid Potash, Inc. (a)	919
77	Kronos Worldwide, Inc.	1,217
20	Monsanto Co.	1,655
5	NewMarket Corp.	1,151
59	Olin Corp.	1,242
45	OM Group, Inc. (a)	856
6	Sherwin-Williams Co. (The)	810
3	Valspar Corp.	148

		12,704

	Construction Materials — 0.3%
44	Eagle Materials, Inc.	1,655

	Containers & Packaging — 0.7%
24	Ball Corp.	978
11	Bemis Co., Inc.	349
58	Owens-Illinois, Inc. (a)	1,106
23	Silgan Holdings, Inc.	991

		3,424

	Metals & Mining — 1.6%
28	Cliffs Natural Resources, Inc.	1,403
32	Newmont Mining Corp.	1,537
19	Reliance Steel & Aluminum Co.	969
36	Schnitzer Steel Industries, Inc., Class A	998
48	Southern Copper Corp.	1,520
106	Steel Dynamics, Inc.	1,249
38	Worthington Industries, Inc.	783

		8,459

	Paper & Forest Products — 0.2%
3	Domtar Corp., (Canada)	197
15	Schweitzer-Mauduit International, Inc.	1,036

		1,233

	Total Materials	27,475

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
224	Frontier Communications Corp.	857
3	Verizon Communications, Inc.	149

		1,006

	Wireless Telecommunication Services — 0.4%
123	MetroPCS Communications, Inc. (a)	744
19	SBA Communications Corp., Class A (a)	1,109

		1,853

	Total Telecommunication Services	2,859

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Utilities — 5.1%
	Electric Utilities — 2.5%
39	American Electric Power Co., Inc.	1,560
23	El Paso Electric Co.	752
26	Entergy Corp.	1,737
31	FirstEnergy Corp.	1,522
18	NextEra Energy, Inc.	1,249
16	OGE Energy Corp.	812
87	PNM Resources, Inc.	1,705
82	Portland General Electric Co.	2,181
54	PPL Corp.	1,501

		13,019

	Gas Utilities — 0.7%
24	ONEOK, Inc.	1,028
59	Questar Corp.	1,222
8	Southwest Gas Corp.	352
39	UGI Corp.	1,148

		3,750

	Independent Power Producers & Energy Traders — 0.3%
139	AES Corp. (The) (a)	1,785

	Multi-Utilities — 1.5%
38	Ameren Corp.	1,281
34	Avista Corp.	896
17	CenterPoint Energy, Inc.	352
100	CMS Energy Corp.	2,343
26	PG&E Corp.	1,183
49	Public Service Enterprise Group, Inc.	1,593

		7,648

	Water Utilities — 0.1%
8	American Water Works Co., Inc.	277

	Total Utilities	26,479

	Total Common Stocks (Cost $434,789)	466,151

Short-Term Investment — 12.0%
	Investment Company — 12.0%
61,615	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $61,615)	61,615

	Total Investments — 102.7% (Cost $496,404)	527,766
	Liabilities in Excess of Other Assets — (2.7)%	(14,126)

	NET ASSETS — 100.0%	$513,640

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 89.6%
	Common Stocks — 89.6%
	Consumer Discretionary — 13.9%
	Auto Components — 0.8%
67	Gentex Corp.	1,391
100	Goodyear Tire & Rubber Co. (The) (a)	1,186
54	Johnson Controls, Inc.	1,500

		4,077

	Diversified Consumer Services — 0.5%
42	DeVry, Inc.	1,307
42	Sotheby’s	1,387

		2,694

	Hotels, Restaurants & Leisure — 2.6%
30	BJ’s Restaurants, Inc. (a)	1,124
52	Carnival Corp.	1,778
5	Chipotle Mexican Grill, Inc. (a)	1,719
23	Gaylord Entertainment Co. (a)	889
36	Hyatt Hotels Corp., Class A (a)	1,333
11	Peet’s Coffee & Tea, Inc. (a)	646
56	Royal Caribbean Cruises Ltd.	1,446
24	Starbucks Corp.	1,279
32	Vail Resorts, Inc.	1,618
75	WMS Industries, Inc. (a)	1,501

		13,333

	Household Durables — 1.3%
67	MDC Holdings, Inc.	2,174
27	Mohawk Industries, Inc. (a)	1,882
1	NVR, Inc. (a)	848
51	Toll Brothers, Inc. (a)	1,508

		6,412

	Internet & Catalog Retail — 0.4%
1	Netflix, Inc. (a)	38
69	Shutterfly, Inc. (a)	2,116

		2,154

	Leisure Equipment & Products — 0.3%
39	Mattel, Inc.	1,261

	Media — 1.9%
18	DreamWorks Animation SKG, Inc., Class A (a)	337
63	Lamar Advertising Co., Class A (a)	1,816
24	Liberty Global, Inc., Class A (a)	1,194
18	Liberty Media Corp. - Liberty Capital, Class A (a)	1,550
43	Lions Gate Entertainment Corp. (a)	629
166	Live Nation Entertainment, Inc. (a)	1,525
552	Sirius XM Radio, Inc. (a)	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Media — Continued
36	Walt Disney Co. (The)	1,739

		9,812

	Multiline Retail — 0.4%
1	Family Dollar Stores, Inc.	72
61	J.C. Penney Co., Inc.	1,424
38	Saks, Inc. (a)	404

		1,900

	Specialty Retail — 3.4%
45	Abercrombie & Fitch Co., Class A	1,528
67	Aeropostale, Inc. (a)	1,189
74	CarMax, Inc. (a)	1,925
33	Children’s Place Retail Stores, Inc. (The) (a)	1,622
34	DSW, Inc., Class A	1,834
29	Guess?, Inc.	892
27	Jos. A. Bank Clothiers, Inc. (a)	1,154
37	Men’s Wearhouse, Inc. (The)	1,039
35	Monro Muffler Brake, Inc.	1,147
38	Signet Jewelers Ltd., (Bermuda)	1,654
27	Tiffany & Co.	1,413
1	Ulta Salon Cosmetics & Fragrance, Inc.	78
68	Urban Outfitters, Inc. (a)	1,886
9	Williams-Sonoma, Inc.	322

		17,683

	Textiles, Apparel & Luxury Goods — 2.3%
23	Columbia Sportswear Co.	1,243
29	Deckers Outdoor Corp. (a)	1,296
55	Hanesbrands, Inc. (a)	1,529
71	Iconix Brand Group, Inc. (a)	1,244
8	NIKE, Inc., Class B	692
17	Under Armour, Inc., Class A (a)	1,640
12	V.F. Corp.	1,642
25	Warnaco Group, Inc. (The) (a)	1,054
43	Wolverine World Wide, Inc.	1,673

		12,013

	Total Consumer Discretionary	71,339

	Consumer Staples — 4.6%
	Beverages — 0.6%
18	Brown-Forman Corp., Class B	1,707
14	Coca-Cola Co. (The)	1,121
6	Monster Beverage Corp. (a)	406

		3,234

	Food & Staples Retailing — 0.9%
16	Pricesmart, Inc.	1,082
39	United Natural Foods, Inc. (a)	2,155

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — Continued
—	(h)	Walgreen Co.	2
14		Whole Foods Market, Inc.	1,336

			4,575

		Food Products — 2.5%
19		Darling International, Inc. (a)	307
82		Flowers Foods, Inc.	1,911
40		General Mills, Inc.	1,525
29		Green Mountain Coffee Roasters, Inc. (a)	640
14		Hershey Co. (The)	1,044
33		Hormel Foods Corp.	1,005
6		JM Smucker Co. (The)	475
37		McCormick & Co., Inc. (Non-Voting)	2,238
19		Mead Johnson Nutrition Co.	1,499
23		Post Holdings, Inc. (a)	693
25		TreeHouse Foods, Inc. (a)	1,586

			12,923

		Household Products — 0.3%
17		Clorox Co. (The)	1,235
5		Procter & Gamble Co. (The)	306

			1,541

		Personal Products — 0.3%
23		Estee Lauder Cos., Inc. (The), Class A	1,227

		Total Consumer Staples	23,500

		Energy — 7.4%
		Energy Equipment & Services — 2.0%
38		Baker Hughes, Inc.	1,541
35		Cameron International Corp. (a)	1,494
3		Core Laboratories N.V., (Netherlands)	307
28		Dril-Quip, Inc. (a)	1,851
9		Gulfmark Offshore, Inc., Class A (a)	297
27		Lufkin Industries, Inc.	1,473
54		Noble Corp., (Switzerland) (a)	1,742
33		Tidewater, Inc.	1,552

			10,257

		Oil, Gas & Consumable Fuels — 5.4%
96		Alpha Natural Resources, Inc. (a)	837
24		Anadarko Petroleum Corp.	1,590
228		Arch Coal, Inc.	1,572
18		Berry Petroleum Co., Class A	732
25		Cimarex Energy Co.	1,392
72		Cobalt International Energy, Inc. (a)	1,700
42		CONSOL Energy, Inc.	1,271
21		Continental Resources, Inc. (a)	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	EQT Corp.	1,740
99	Forest Oil Corp. (a)	727
30	Golar LNG Ltd., (Bermuda)	1,121
57	Gulfport Energy Corp. (a)	1,185
10	Hess Corp.	456
55	Kodiak Oil & Gas Corp. (a)	452
101	McMoRan Exploration Co. (a)	1,274
224	Quicksilver Resources, Inc. (a)	1,213
17	Range Resources Corp.	1,067
170	SandRidge Energy, Inc. (a)	1,137
28	SM Energy Co.	1,358
53	Spectra Energy Corp.	1,553
33	Swift Energy Co. (a)	613
24	Targa Resources Corp.	1,028
57	Teekay Corp., (Bermuda)	1,682
13	World Fuel Services Corp.	496
20	WPX Energy, Inc. (a)	325

		27,931

	Total Energy	38,188

	Financials — 12.5%
	Capital Markets — 3.7%
4	Affiliated Managers Group, Inc. (a)	471
182	Apollo Investment Corp.	1,395
121	Charles Schwab Corp. (The)	1,561
189	E*TRADE Financial Corp. (a)	1,519
48	Financial Engines, Inc. (a)	1,022
40	Greenhill & Co., Inc.	1,431
165	Janus Capital Group, Inc.	1,293
95	Jefferies Group, Inc.	1,232
64	Lazard Ltd., (Bermuda), Class A	1,670
69	Legg Mason, Inc.	1,832
34	LPL Financial Holdings, Inc.	1,138
77	Morgan Stanley	1,120
25	Northern Trust Corp.	1,164
80	SEI Investments Co.	1,588
9	T. Rowe Price Group, Inc.	537

		18,973

	Commercial Banks — 4.3%
26	Associated Banc-Corp.	337
158	CapitalSource, Inc.	1,064
19	Cathay General Bancorp	319
48	CIT Group, Inc. (a)	1,714
192	First Horizon National Corp.	1,658
55	FNB Corp.	596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
30	Iberiabank Corp.	1,508
111	National Penn Bancshares, Inc.	1,063
74	PrivateBancorp, Inc.	1,089
29	Signature Bank (a)	1,765
26	SVB Financial Group (a)	1,547
1,057	Synovus Financial Corp.	2,093
136	TCF Financial Corp.	1,563
29	United Bankshares, Inc.	745
114	Valley National Bancorp	1,211
23	Westamerica Bancorp	1,100
35	Wintrust Financial Corp.	1,246
70	Zions Bancorp	1,355

		21,973

	Diversified Financial Services — 0.8%
211	Bank of America Corp.	1,724
6	CME Group, Inc.	1,588
29	Moody’s Corp.	1,052

		4,364

	Insurance — 1.7%
48	Cincinnati Financial Corp.	1,842
296	Genworth Financial, Inc., Class A (a)	1,678
14	Loews Corp.	587
4	Markel Corp. (a)	1,940
25	Mercury General Corp.	1,029
33	Platinum Underwriters Holdings Ltd., (Bermuda)	1,270
25	Progressive Corp. (The)	526

		8,872

	Real Estate Investment Trusts (REITs) — 0.9%
53	Glimcher Realty Trust	537
15	Kilroy Realty Corp.	712
7	SL Green Realty Corp.	567
6	Vornado Realty Trust	536
91	Weyerhaeuser Co.	2,037

		4,389

	Thrifts & Mortgage Finance — 1.1%
114	Astoria Financial Corp.	1,114
127	Capitol Federal Financial, Inc.	1,510
286	Hudson City Bancorp, Inc.	1,822
90	People’s United Financial, Inc.	1,045

		5,491

	Total Financials	64,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Health Care — 10.2%
		Biotechnology — 1.2%
3		Alexion Pharmaceuticals, Inc. (a)	272
121		Ariad Pharmaceuticals, Inc. (a)	2,088
16		Cepheid, Inc. (a)	698
11		Medivation, Inc. (a)	973
20		Myriad Genetics, Inc. (a)	484
26		Pharmacyclics, Inc. (a)	1,396
7		Vertex Pharmaceuticals, Inc. (a)	379

			6,290

		Health Care Equipment & Supplies — 2.5%
72		Boston Scientific Corp. (a)	411
21		DENTSPLY International, Inc.	792
12		Edwards Lifesciences Corp. (a)	1,221
20		Haemonetics Corp. (a)	1,479
21		HeartWare International, Inc. (a)	1,845
16		IDEXX Laboratories, Inc. (a)	1,523
19		Masimo Corp. (a)	421
80		NxStage Medical, Inc. (a)	1,342
21		Sirona Dental Systems, Inc. (a)	947
44		STERIS Corp.	1,389
57		Volcano Corp. (a)	1,647

			13,017

		Health Care Providers & Services — 2.8%
—	(h)	Air Methods Corp. (a)	4
25		AMERIGROUP Corp. (a)	1,668
111		Brookdale Senior Living, Inc. (a)	1,975
13		Chemed Corp.	791
55		HMS Holdings Corp. (a)	1,833
27		LifePoint Hospitals, Inc. (a)	1,097
23		Magellan Health Services, Inc. (a)	1,022
24		MEDNAX, Inc. (a)	1,619
55		Owens & Minor, Inc.	1,675
53		PSS World Medical, Inc. (a)	1,107
6		Quest Diagnostics, Inc.	374
64		VCA Antech, Inc. (a)	1,399

			14,564

		Health Care Technology — 0.4%
96		Allscripts Healthcare Solutions, Inc. (a)	1,051
37		Quality Systems, Inc.	1,010

			2,061

		Life Sciences Tools & Services — 1.5%
11		Bio-Rad Laboratories, Inc., Class A (a)	1,091
21		Covance, Inc. (a)	1,017

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — Continued
41	PerkinElmer, Inc.	1,069
75	QIAGEN N.V., (Netherlands) (a)	1,256
16	Techne Corp.	1,218
33	Thermo Fisher Scientific, Inc.	1,725

		7,376

	Pharmaceuticals — 1.8%
47	Hospira, Inc. (a)	1,627
50	Impax Laboratories, Inc. (a)	1,021
8	Johnson & Johnson	520
42	Medicis Pharmaceutical Corp., Class A	1,445
16	Par Pharmaceutical Cos., Inc. (a)	586
12	Perrigo Co.	1,362
86	Vivus, Inc. (a)	2,453

		9,014

	Total Health Care	52,322

	Industrials — 13.4%
	Aerospace & Defense — 1.5%
20	Esterline Technologies Corp. (a)	1,262
75	Hexcel Corp. (a)	1,939
11	Moog, Inc., Class A (a)	473
11	Precision Castparts Corp.	1,785
25	Rockwell Collins, Inc.	1,241
15	Teledyne Technologies, Inc. (a)	930

		7,630

	Air Freight & Logistics — 0.2%
23	Atlas Air Worldwide Holdings, Inc. (a)	1,003

	Airlines — 0.2%
6	Allegiant Travel Co. (a)	403
3	Copa Holdings S.A., (Panama), Class A	287
40	Southwest Airlines Co.	373

		1,063

	Building Products — 1.3%
27	Armstrong World Industries, Inc.	1,315
65	Fortune Brands Home & Security, Inc. (a)	1,447
80	Masco Corp.	1,115
50	Owens Corning (a)	1,417
41	Simpson Manufacturing Co., Inc.	1,218

		6,512

	Commercial Services & Supplies — 2.1%
32	Clean Harbors, Inc. (a)	1,801
60	GEO Group, Inc. (The) (a)	1,362
46	Republic Services, Inc.	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Services & Supplies — Continued
52	Rollins, Inc.	1,158
22	Stericycle, Inc. (a)	1,979
50	Waste Connections, Inc.	1,493
48	Waste Management, Inc.	1,599

		10,609

	Construction & Engineering — 0.7%
50	Jacobs Engineering Group, Inc. (a)	1,906
22	KBR, Inc.	554
81	MasTec, Inc. (a)	1,215

		3,675

	Electrical Equipment — 1.0%
28	Emerson Electric Co.	1,301
123	GrafTech International Ltd. (a)	1,190
46	II-VI, Inc. (a)	762
25	Regal-Beloit Corp.	1,529
7	Rockwell Automation, Inc.	433

		5,215

	Industrial Conglomerates — 0.1%
7	Danaher Corp.	345

	Machinery — 3.0%
7	Chart Industries, Inc. (a)	457
32	CLARCOR, Inc.	1,525
51	Colfax Corp. (a)	1,404
25	Donaldson Co., Inc.	818
18	Flowserve Corp.	2,046
67	Harsco Corp.	1,374
48	Kaydon Corp.	1,026
143	Manitowoc Co., Inc. (The)	1,678
16	Navistar International Corp. (a)	459
26	Nordson Corp.	1,317
22	SPX Corp.	1,431
48	Woodward, Inc.	1,912

		15,447

	Marine — 0.3%
33	Alexander & Baldwin Holdings, Inc.	1,745

	Professional Services — 1.1%
23	Advisory Board Co. (The) (a)	1,121
22	IHS, Inc., Class A (a)	2,346
35	Manpower, Inc.	1,283
19	Towers Watson & Co., Class A	1,125

		5,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.6%
30	Genesee & Wyoming, Inc., Class A (a)	1,577
35	Ryder System, Inc.	1,262

		2,839

	Trading Companies & Distributors — 1.3%
50	Air Lease Corp. (a)	967
34	Applied Industrial Technologies, Inc.	1,239
43	Fastenal Co.	1,739
15	MSC Industrial Direct Co., Inc., Class A	954
3	W.W. Grainger, Inc.	623
16	Watsco, Inc.	1,186

		6,708

	Total Industrials	68,666

	Information Technology — 14.9%
	Communications Equipment — 2.2%
68	Acme Packet, Inc. (a)	1,270
50	ADTRAN, Inc.	1,513
92	Aruba Networks, Inc. (a)	1,383
107	Finisar Corp. (a)	1,606
149	JDS Uniphase Corp. (a)	1,637
35	Juniper Networks, Inc. (a)	576
13	Riverbed Technology, Inc. (a)	212
440	Tellabs, Inc.	1,464
41	ViaSat, Inc. (a)	1,545

		11,206

	Computers & Peripherals — 0.4%
38	SanDisk Corp. (a)	1,373
13	Stratasys, Inc. (a)	630

		2,003

	Electronic Equipment, Instruments & Components — 1.8%
22	Amphenol Corp., Class A	1,219
46	Cognex Corp.	1,447
74	FLIR Systems, Inc.	1,435
35	IPG Photonics Corp. (a)	1,535
12	Molex, Inc.	278
45	National Instruments Corp.	1,220
51	Universal Display Corp. (a)	1,847
44	Vishay Intertechnology, Inc. (a)	411

		9,392

	Internet Software & Services — 1.5%
21	CoStar Group, Inc. (a)	1,737
35	DealerTrack Holdings, Inc. (a)	1,045
25	eBay, Inc. (a)	1,055
15	j2 Global, Inc.	389

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — Continued
33	LogMeIn, Inc. (a)	1,017
190	Monster Worldwide, Inc. (a)	1,611
11	OpenTable, Inc. (a)	489
17	WebMD Health Corp. (a)	345

		7,688

	IT Services — 1.7%
17	Automatic Data Processing, Inc.	925
28	FleetCor Technologies, Inc. (a)	974
36	Global Payments, Inc.	1,538
47	Paychex, Inc.	1,468
104	Sapient Corp.	1,043
87	ServiceSource International, Inc. (a)	1,205
41	VeriFone Systems, Inc. (a)	1,369

		8,522

	Office Electronics — 0.2%
32	Zebra Technologies Corp., Class A (a)	1,113

	Semiconductors & Semiconductor Equipment — 4.1%
115	Atmel Corp. (a)	770
62	Cavium, Inc. (a)	1,744
64	Cree, Inc. (a)	1,642
30	Cymer, Inc. (a)	1,745
64	Diodes, Inc. (a)	1,200
25	Hittite Microwave Corp. (a)	1,270
69	International Rectifier Corp. (a)	1,379
644	MEMC Electronic Materials, Inc. (a)	1,398
51	Microchip Technology, Inc.	1,696
144	Micron Technology, Inc. (a)	909
106	OmniVision Technologies, Inc. (a)	1,416
15	Power Integrations, Inc.	578
88	RF Micro Devices, Inc. (a)	376
45	Semtech Corp. (a)	1,097
58	Skyworks Solutions, Inc. (a)	1,601
55	Texas Instruments, Inc.	1,578
14	Veeco Instruments, Inc. (a)	481

		20,880

	Software — 3.0%
29	ACI Worldwide, Inc. (a)	1,270
25	BroadSoft, Inc. (a)	734
3	FactSet Research Systems, Inc.	299
52	Fortinet, Inc. (a)	1,214
13	JDA Software Group, Inc. (a)	390
38	MICROS Systems, Inc. (a)	1,953
13	MicroStrategy, Inc., Class A (a)	1,670
43	NetSuite, Inc. (a)	2,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
48	QLIK Technologies, Inc. (a)	1,059
13	Red Hat, Inc. (a)	746
35	Solera Holdings, Inc.	1,468
39	Synchronoss Technologies, Inc. (a)	725
128	Take-Two Interactive Software, Inc. (a)	1,207
6	Ultimate Software Group, Inc. (a)	523

		15,612

	Total Information Technology	76,416

	Materials — 6.6%
	Chemicals — 2.7%
17	Air Products & Chemicals, Inc.	1,363
8	Airgas, Inc.	676
30	Ashland, Inc.	2,102
37	Dow Chemical Co. (The)	1,163
22	FMC Corp.	1,185
23	Innophos Holdings, Inc.	1,320
16	International Flavors & Fragrances, Inc.	891
13	Praxair, Inc.	1,415
40	Scotts Miracle-Gro Co. (The), Class A	1,642
21	Sensient Technologies Corp.	783
15	Sigma-Aldrich Corp.	1,136

		13,676

	Construction Materials — 0.2%
33	Texas Industries, Inc.	1,297

	Containers & Packaging — 1.2%
18	Aptargroup, Inc.	907
19	Greif, Inc., Class A	767
74	Packaging Corp. of America	2,085
21	Rock-Tenn Co., Class A	1,134
81	Sealed Air Corp.	1,243

		6,136

	Metals & Mining — 2.3%
291	AK Steel Holding Corp.	1,711
60	Allied Nevada Gold Corp. (a)	1,695
119	Century Aluminum Co. (a)	874
15	Compass Minerals International, Inc.	1,151
86	Globe Specialty Metals, Inc.	1,149
354	Hecla Mining Co.	1,683
209	Thompson Creek Metals Co., Inc. (a)	668
116	Titanium Metals Corp.	1,313
32	Walter Energy, Inc.	1,420

		11,664

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Paper & Forest Products — 0.2%
41	MeadWestvaco Corp.	1,168

	Total Materials	33,941

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
35	Level 3 Communications, Inc. (a)	769

	Wireless Telecommunication Services — 0.5%
20	Crown Castle International Corp. (a)	1,181
131	NII Holdings, Inc. (a)	1,340

		2,521

	Total Telecommunication Services	3,290

	Utilities — 5.5%
	Electric Utilities — 2.2%
35	Cleco Corp.	1,469
10	Edison International	465
25	Exelon Corp.	937
32	Great Plains Energy, Inc.	694
30	IDACORP, Inc.	1,259
53	Northeast Utilities	2,056
41	Southern Co. (The)	1,914
32	UIL Holdings Corp.	1,163
52	Westar Energy, Inc.	1,571

		11,528

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
32	National Fuel Gas Co.	1,518
37	Piedmont Natural Gas Co., Inc.	1,176
22	South Jersey Industries, Inc.	1,118

		3,812

	Independent Power Producers & Energy Traders — 0.8%
81	Atlantic Power Corp.	1,036
116	Calpine Corp. (a)	1,916
455	GenOn Energy, Inc. (a)	777
23	NRG Energy, Inc. (a)	402

		4,131

	Multi-Utilities — 1.8%
21	Consolidated Edison, Inc.	1,331
33	Dominion Resources, Inc.	1,794
22	Integrys Energy Group, Inc.	1,251
22	MDU Resources Group, Inc.	471
66	NiSource, Inc.	1,643
36	SCANA Corp.	1,703
21	Wisconsin Energy Corp.	843

		9,036

	Total Utilities	28,507

	Total Short Positions (Proceeds $480,361)	$460,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 12.1%
	Distributors — 1.0%
190	Genuine Parts Co.	11,441

	Hotels, Restaurants & Leisure — 1.9%
288	Marriott International, Inc., Class A	11,297
112	McDonald’s Corp.	9,942
86	Monarch Casino & Resort, Inc. (a)	787

		22,026

	Internet & Catalog Retail — 0.6%
130	Expedia, Inc.	6,249

	Media — 3.4%
736	Belo Corp., Class A	4,742
232	CBS Corp. (Non-Voting), Class B	7,611
391	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,354
629	Entercom Communications Corp., Class A (a)	3,787
297	Gannett Co., Inc.	4,369
130	Time Warner Cable, Inc.	10,681
13	Washington Post Co. (The), Class B	4,860

		38,404

	Multiline Retail — 1.5%
374	Kohl’s Corp.	17,018

	Specialty Retail — 3.7%
37	AutoZone, Inc. (a)	13,666
37	Bed Bath & Beyond, Inc. (a)	2,299
288	Home Depot, Inc. (The)	15,261
51	TJX Cos., Inc.	2,185
242	Williams-Sonoma, Inc.	8,453

		41,864

	Total Consumer Discretionary	137,002

	Consumer Staples — 3.4%
	Beverages — 0.8%
83	Diageo plc, (United Kingdom), ADR	8,534

	Food & Staples Retailing — 0.8%
316	Walgreen Co.	9,353

	Household Products — 1.8%
331	Procter & Gamble Co. (The)	20,256

	Total Consumer Staples	38,143

	Energy — 12.3%
	Oil, Gas & Consumable Fuels — 12.3%
452	Devon Energy Corp.	26,211
346	Energen Corp.	15,631
502	Exxon Mobil Corp.	42,956

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
260		Kinder Morgan, Inc.	8,384
318		NuStar GP Holdings LLC	9,856
160		Phillips 66 (a)	5,325
240		QEP Resources, Inc.	7,181
280		Southwestern Energy Co. (a)	8,940
376		Teekay Corp., (Bermuda)	10,998
139		Williams Cos., Inc. (The)	4,006

		Total Energy	139,488

		Financials — 33.7%
		Capital Markets — 4.5%
316		Ameriprise Financial, Inc.	16,504
868		Charles Schwab Corp. (The)	11,219
515		Invesco Ltd.	11,639
416		Legg Mason, Inc.	10,973
4		W.P. Carey & Co. LLC	164

			50,499

		Commercial Banks — 8.5%
121		City National Corp.	5,878
55		Cullen/Frost Bankers, Inc.	3,145
182		M&T Bank Corp.	15,061
487		SunTrust Banks, Inc.	11,810
511		U.S. Bancorp	16,440
1,314		Wells Fargo & Co.	43,923

			96,257

		Consumer Finance — 1.6%
337		Capital One Financial Corp.	18,404

		Diversified Financial Services — 2.5%
1,795		Bank of America Corp.	14,680
495		Citigroup, Inc.	13,558

			28,238

		Insurance — 12.1%
45		Alleghany Corp. (a)	15,357
73		Allied World Assurance Co. Holdings AG, (Switzerland)	5,809
564		American International Group, Inc. (a)	18,105
—	(h)	Berkshire Hathaway, Inc., Class A (a)	15,993
164		Endurance Specialty Holdings Ltd., (Bermuda)	6,292
726		Loews Corp.	29,680
715		Old Republic International Corp.	5,926
247		OneBeacon Insurance Group Ltd., Class A	3,217
158		Prudential Financial, Inc.	7,628
224		Travelers Cos., Inc. (The)	14,307
427		Unum Group	8,172
153		W.R. Berkley Corp.	5,970

			136,456

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 2.4%
212	Agree Realty Corp.	4,698
694	Cousins Properties, Inc.	5,376
472	CreXus Investment Corp.	4,805
483	Excel Trust, Inc.	5,778
155	Rayonier, Inc.	6,973

		27,630

	Real Estate Management & Development — 0.6%
203	Brookfield Asset Management, Inc., (Canada), Class A	6,709

	Thrifts & Mortgage Finance — 1.5%
279	Capitol Federal Financial, Inc.	3,315
508	EverBank Financial Corp. (a)	5,523
713	People’s United Financial, Inc.	8,277

		17,115

	Total Financials	381,308

	Health Care — 11.2%
	Health Care Equipment & Supplies — 0.5%
104	Covidien plc, (Ireland)	5,564

	Health Care Providers & Services — 3.9%
104	Humana, Inc.	8,077
411	Lincare Holdings, Inc.	13,974
134	McKesson Corp.	12,553
217	National Healthcare Corp.	9,811

		44,415

	Pharmaceuticals — 6.8%
272	Bristol-Myers Squibb Co.	9,779
301	Johnson & Johnson	20,342
383	Merck & Co., Inc.	15,990
1,313	Pfizer, Inc.	30,204

		76,315

	Total Health Care	126,294

	Industrials — 4.6%
	Electrical Equipment — 0.8%
191	Emerson Electric Co.	8,906

	Industrial Conglomerates — 1.3%
289	Carlisle Cos., Inc.	15,302

	Machinery — 0.9%
206	Illinois Tool Works, Inc.	10,874

	Professional Services — 1.3%
56	Dun & Bradstreet Corp. (The)	3,992
227	Equifax, Inc.	10,569

		14,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.3%
155	Air Lease Corp. (a)	3,011

	Total Industrials	52,654

	Information Technology — 3.5%
	Communications Equipment — 0.7%
484	Cisco Systems, Inc.	8,309

	Semiconductors & Semiconductor Equipment — 1.4%
230	Analog Devices, Inc.	8,668
288	Intel Corp.	7,678

		16,346

	Software — 1.4%
498	Microsoft Corp.	15,218

	Total Information Technology	39,873

	Materials — 4.6%
	Chemicals — 1.5%
218	Albemarle Corp.	12,995
30	Sherwin-Williams Co. (The)	3,984

		16,979

	Construction Materials — 1.0%
145	Martin Marietta Materials, Inc.	11,453

	Containers & Packaging — 1.0%
205	Rock-Tenn Co., Class A	11,155

	Paper & Forest Products — 1.1%
424	MeadWestvaco Corp.	12,199

	Total Materials	51,786

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 2.8%
894	AT&T, Inc.	31,869

	Wireless Telecommunication Services — 1.2%
117	Telephone & Data Systems, Inc.	2,500
386	Vodafone Group plc, (United Kingdom), ADR	10,867

		13,367

	Total Telecommunication Services	45,236

	Utilities — 7.9%
	Electric Utilities — 4.6%
207	NextEra Energy, Inc.	14,264
320	Northeast Utilities	12,408
240	Progress Energy, Inc.	14,429
236	Southern Co. (The)	10,931

		52,032

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 1.0%
209	Atmos Energy Corp.	7,323
89	ONEOK, Inc.	3,774

		11,097

	Multi-Utilities — 2.3%
253	PG&E Corp.	11,453
219	Sempra Energy	15,050

		26,503

	Total Utilities	89,632

	Total Common Stocks (Cost $958,796)	1,101,416

Investment Company — 0.5%
379	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,200)	6,526

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.1%
	Investment Company — 2.1%
23,563	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $23,563)	23,563

	Total Investments — 99.9% (Cost $987,559)	1,131,505
	Other Assets in Excess of Liabilities — 0.1%	634

	NET ASSETS — 100.0%	$1,132,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,294,824		$341,131		$790,558		$1,380,457
Investments in affiliates, at value	55,818		8,465		30,451		62,795

Total investment securities, at value	1,350,642		349,596		821,009		1,443,252
Receivables:
Investment securities sold	14,465		6,315		3,729		1,730
Fund shares sold	3,116		938		1,957		1,596
Dividends from non-affiliates	371		311		707		473
Dividends from affiliates	6		2		4		7
Securities lending income	—		—		—	(a)	1

Total Assets	1,368,600		357,162		827,406		1,447,059

LIABILITIES:
Payables:
Dividends	—		—		193		—
Investment securities purchased	8,459		845		2,472		1,597
Collateral for securities lending program	—		—		1,138		3,821
Fund shares redeemed	3,349		6,475		1,400		13,207
Accrued liabilities:
Investment advisory fees	698		179		401		704
Administration fees	94		23		47		—
Shareholder servicing fees	190		63		1		242
Distribution fees	57		—	(a)	2		129
Custodian and accounting fees	11		6		5		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2		1
Other	185		49		411		531

Total Liabilities	13,043		7,640		6,072		20,243

Net Assets	$1,355,557		$349,522		$821,334		$1,426,816

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,148,832	$335,404	$710,889	$1,221,707
Accumulated undistributed (distributions in excess of) net investment income	(340)	1,332	(206)	(84)
Accumulated net realized gains (losses)	(17,549)	(1,428)	(13,532)	(36,970)
Net unrealized appreciation (depreciation)	224,614	14,214	124,183	242,163

Total Net Assets	$1,355,557	$349,522	$821,334	$1,426,816

Net Assets:
Class A	$194,911	$455	$6,965	$538,323
Class B	2,327	—	—	9,948
Class C	27,469	125	1,244	22,190
Class R2	—	57	—	230
Class R5	468,064	58	—	14,837
Class R6	—	28,251	—	13,982
Select Class	662,786	320,576	813,125	827,306

Total	$1,355,557	$349,522	$821,334	$1,426,816

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,544	27	225	27,572
Class B	266	—	—	674
Class C	3,133	7	40	1,292
Class R2	—	3	—	11
Class R5	48,286	3	—	701
Class R6	—	1,640	—	660
Select Class	68,850	18,657	26,190	39,109
Net Asset Value (b):
Class A — Redemption price per share	$9.49	$17.16	$30.97	$19.52
Class B — Offering price per share (c)	8.76	—	—	14.76
Class C — Offering price per share (c)	8.77	17.03	30.75	17.17
Class R2 — Offering and redemption price per share	—	17.10	—	20.83
Class R5 — Offering and redemption price per share	9.69	17.23	—	21.18
Class R6 — Offering and redemption price per share	—	17.23	—	21.19
Select Class — Offering and redemption price per share	9.63	17.18	31.05	21.15
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.02	$18.11	$32.69	$20.60

Cost of investments in non-affiliates	$1,070,210	$326,917	$666,375	$1,138,294
Cost of investments in affiliates	55,818	8,465	30,451	62,795
Value of securities on loan	—	—	1,140	3,831

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$7,494,701	$466,151		$1,107,942
Investments in affiliates, at value	307,131	61,615		23,563

Total investment securities, at value	7,801,832	527,766		1,131,505
Deposits at broker for securities sold short	—	447,003		—
Receivables:
Investment securities sold	60,017	11		2,888
Fund shares sold	17,642	6		1,971
Dividends from non-affiliates	11,352	337		1,838
Dividends from affiliates	32	10		4
Securities lending income	1	—		—

Total Assets	7,890,876	975,133		1,138,206

LIABILITIES:
Payables:
Securities sold short, at value	—	460,231		—
Dividend expense to non-affiliates on securities sold short	—	392		—
Investment securities purchased	40,910	—		2,127
Interest expense to non-affiliates on securities sold short	—	46		—
Collateral for securities lending program	3,735	—		—
Fund shares redeemed	29,639	116		2,854
Accrued liabilities:
Investment advisory fees	3,397	501		524
Shareholder servicing fees	822	4		149
Distribution fees	660	15		112
Custodian and accounting fees	44	11		7
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	1
Other	2,118	177		293

Total Liabilities	81,329	461,493		6,067

Net Assets	$7,809,547	$513,640		$1,132,139

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$6,254,438	$557,822	$1,005,657
Accumulated undistributed (distributions in excess of) net investment income	72,280	(3,153)	9,188
Accumulated net realized gains (losses)	(165,001)	(92,521)	(26,652)
Net unrealized appreciation (depreciation)	1,647,830	51,492	143,946

Total Net Assets	$7,809,547	$513,640	$1,132,139

Net Assets:
Class A	$1,986,930	$19,759	$206,816
Class B	57,100	1,401	—
Class C	370,781	15,677	117,937
Class R2	14,824	—	—
Institutional Class	3,543,900	—	384,525
Select Class	1,836,012	476,803	422,861

Total	$7,809,547	$513,640	$1,132,139

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	77,007	2,039	10,360
Class B	2,269	151	—
Class C	14,747	1,686	5,923
Class R2	589	—	—
Institutional Class	135,038	—	19,232
Select Class	70,587	48,571	21,145

Net Asset Value (b):
Class A — Redemption price per share	$25.80	$9.69	$19.96
Class B — Offering price per share (c)	25.16	9.29	—
Class C — Offering price per share (c)	25.14	9.30	19.91
Class R2 — Offering and redemption price per share	25.18	—	—
Institutional Class — Offering and redemption price per share	26.24	—	19.99
Select Class — Offering and redemption price per share	26.01	9.82	20.00
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.23	$10.23	$21.07

Cost of investments in non-affiliates	$5,846,871	$434,789	$963,996
Cost of investments in affiliates	307,131	61,615	23,563
Value of securities on loan	3,701	—	—
Proceeds received from securities sold short	—	480,361	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,190	$4,337		$9,221	$14,646
Dividend income from affiliates	34	15		24	50
Income from securities lending (net)	109	—		32	180
Other income	—	—		—	58

Total investment income	10,333	4,352		9,277	14,934

EXPENSES:
Investment advisory fees	7,640	1,612		3,936	9,621
Administration fees	1,031	217		531	1,299
Distribution fees:
Class A	436	1		11	1,462
Class B	19	—		—	99
Class C	167	1		4	179
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	436	1		11	1,462
Class B	6	—		—	33
Class C	55	—	(a)	2	60
Class R2	—	—	(a)	—	— (a)
Class R5	126	—	(a)	—	2
Select Class	1,813	590		1,501	2,124
Custodian and accounting fees	51	27		30	75
Interest expense to affiliates	— (a)	—		—	—
Professional fees	55	35		42	49
Trustees’ and Chief Compliance Officer’s fees	11	2		6	12
Printing and mailing costs	99	11		299	325
Registration and filing fees	77	65		74	5
Transfer agent fees	361	10		1,435	1,515
Other	88	13		6	21

Total expenses	12,471	2,585		7,888	18,344

Less amounts waived	(145)	(154)		(2,456)	(2,543)

Net expenses	12,326	2,431		5,432	15,801

Net investment income (loss)	(1,993)	1,921		3,845	(867)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,525	(1,412)		7,873	73,405
Futures	—	—		—	979

Net realized gain (loss)	36,525	(1,412)		7,873	74,384

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(18,846)	13,816		(3,327)	(186,393)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(18,846)	13,816		(3,327)	(186,566)

Net realized/unrealized gains (losses)	17,679	12,404		4,546	(112,182)

Change in net assets resulting from operations	$15,686	$14,325		$8,391	$(113,049)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$12	$—
Dividend income from non-affiliates	139,475	7,388	23,912
Dividend income from affiliates	284	73	35
Income from securities lending (net)	25	—	—

Total investment income	139,784	7,473	23,947

EXPENSES:
Investment advisory fees	43,973	6,504	5,993
Administration fees	5,931	457	808
Distribution fees:
Class A	4,628	61	513
Class B	515	18	—
Class C	2,597	138	868
Class R2	47	—	—
Shareholder servicing fees:
Class A	4,628	61	513
Class B	172	6	—
Class C	866	46	289
Class R2	23	—	—
Institutional Class	2,947	—	314
Select Class	3,856	1,188	718
Custodian and accounting fees	246	76	45
Interest expense to affiliates	—	—	—	(a)
Professional fees	105	64	56
Trustees’ and Chief Compliance Officer’s fees	73	2	7
Printing and mailing costs	1,079	32	184
Registration and filing fees	277	44	83
Transfer agent fees	9,620	291	1,200
Other	146	8	7
Dividend expense to non-affiliates on securities sold short	—	6,489	—
Interest expense to non-affiliates on securities sold short	—	682	—

Total expenses	81,729	16,167	11,598

Less amounts waived	(14,427)	(2,330)	(1,835)
Less earnings credits	—	— (a)	—

Net expenses	67,302	13,837	9,763

Net investment income (loss)	72,482	(6,364)	14,184

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	226,074	27,887	35,802
Securities sold short	—	(853)	—

Net realized gain (loss)	226,074	27,034	35,802

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	80,566	(57,524)	1,096
Securities sold short	—	30,986	—

Change in net unrealized appreciation (depreciation)	80,566	(26,538)	1,096

Net realized/unrealized gains (losses)	306,640	496	36,898

Change in net assets resulting from operations	$379,122	$(5,868)	$51,082

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,993)	$(2,651)	$1,921		$44
Net realized gain (loss)	36,525	80,245	(1,412)		78
Change in net unrealized appreciation (depreciation)	(18,846)	181,810	13,816		398

Change in net assets resulting from operations	15,686	259,404	14,325		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	123,715	157,627	244,141		91,263

NET ASSETS:
Change in net assets	139,401	417,031	257,740		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,355,557	$1,216,156	$349,522		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(340)	$(37)	$1,332		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,845	$2,229	$(867)	$(4,513)
Net realized gain (loss)	7,873	27,793	74,384	267,778
Change in net unrealized appreciation (depreciation)	(3,327)	96,239	(186,566)	276,234

Change in net assets resulting from operations	8,391	126,261	(113,049)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(3,722)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(3,737)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	244,461	(16,990)	(101,508)	(53,988)

NET ASSETS:
Change in net assets	249,115	107,282	(348,937)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$821,334	$572,219	$1,426,816	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$(206)	$(220)	$(84)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,482	$62,082	$(6,364)	$(8,614)
Net realized gain (loss)	226,074	261,794	27,034	12,061
Change in net unrealized appreciation (depreciation)	80,566	1,311,629	(26,538)	3,429

Change in net assets resulting from operations	379,122	1,635,505	(5,868)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	714,827	111,762	(26,939)	(35,976)

NET ASSETS:
Change in net assets	1,033,713	1,687,104	(32,807)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$7,809,547	$6,775,834	$513,640	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$72,280	$60,033	$(3,153)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,184	$10,539
Net realized gain (loss)	35,802	43,953
Change in net unrealized appreciation (depreciation)	1,096	101,318

Change in net assets resulting from operations	51,082	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	173,496	285,229

NET ASSETS:
Change in net assets	213,298	432,855
Beginning of period	918,841	485,986

End of period	$1,132,139	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$9,188	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,189	$92,600	$463		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(65,978)	(59,032)	(281)		(33)

Change in net assets from Class A capital transactions	$15,211	$33,568	$182		$263

Class B
Proceeds from shares issued	$158	$267	$—		$—
Cost of shares redeemed	(1,004)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(846)	$(910)	$—		$—

Class C
Proceeds from shares issued	$15,180	$11,077	$50		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(8,713)	(7,860)	(24)		(9)

Change in net assets from Class C capital transactions	$6,467	$3,217	$26		$91

Class R2
Proceeds from shares issued	$—	$—	$—	(b)	$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$289,698	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(4,352)	(762)	—		—

Change in net assets from Class R5 capital transactions	$285,346	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$33,949		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	(6,403)		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$27,546		$50

Select Class
Proceeds from shares issued	$124,637	$418,656	$282,102		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(307,100)	(364,049)	(65,724)		(3,624)

Change in net assets from Select Class capital transactions	$(182,463)	$54,607	$216,387		$90,759

Total change in net assets from capital transactions	$123,715	$157,627	$244,141		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,808	10,834	28		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(7,290)	(6,865)	(17)		(2)

Change in Class A Shares	1,518	3,969	11		16

Class B
Issued	19	32	—		—
Redeemed	(120)	(152)	—		—

Change in Class B Shares	(101)	(120)	—		—

Class C
Issued	1,759	1,351	2		6
Reinvested	—	—	—	(b)	—
Redeemed	(1,026)	(981)	(1)		—	(b)

Change in Class C Shares	733	370	1		6

Class R2
Issued	—	—	—	(b)	3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	29,732	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(477)	(85)	—		—

Change in Class R5 Shares	29,255	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	2,008		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	(371)		—	(b)

Change in Class R6 Shares	—	—	1,637		3

Select Class
Issued	13,293	46,982	17,322		5,510
Reinvested	—	—	—	(b)	—	(a)
Redeemed	(33,452)	(46,450)	(3,965)		(210)

Change in Select Class Shares	(20,159)	532	13,357		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,617	$2,423	$56,755	$75,693
Dividends and distributions reinvested	15	5	51,675	—
Cost of shares redeemed	(1,592)	(1,487)	(161,251)	(160,643)

Change in net assets from Class A capital transactions	$4,040	$941	$(52,821)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$386	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(7,602)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(5,660)	$(9,668)

Class C
Proceeds from shares issued	$1,031	$443	$2,483	$3,672
Dividends and distributions reinvested	— (a)	— (a)	2,079	—
Cost of shares redeemed	(204)	(113)	(6,708)	(6,894)

Change in net assets from Class C capital transactions	$827	$330	$(2,146)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$149	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(20)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$145	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$16,731	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(1,084)	—

Change in net assets from Class R5 capital transactions	$—	$—	$15,652	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$15,116	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(388)	—

Change in net assets from Class R6 capital transactions	$—	$—	$14,733	$—

Select Class
Proceeds from shares issued	$389,366	$269,128	$195,789	$247,747
Dividends and distributions reinvested	3,142	447	62,923	—
Cost of shares redeemed	(152,914)	(287,836)	(330,123)	(203,926)

Change in net assets from Select Class capital transactions	$239,594	$(18,261)	$(71,411)	$43,821

Total change in net assets from capital transactions	$244,461	$(16,990)	$(101,508)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	186	84	2,826	3,594
Reinvested	1	— (a)	2,951	—
Redeemed	(55)	(52)	(8,087)	(7,968)

Change in Class A Shares	132	32	(2,310)	(4,374)

Class B
Issued	—	—	26	41
Reinvested	—	—	117	—
Redeemed	—	—	(489)	(641)

Change in Class B Shares	—	—	(346)	(600)

Class C
Issued	33	15	137	189
Reinvested	— (a)	— (a)	135	—
Redeemed	(7)	(4)	(378)	(379)

Change in Class C Shares	26	11	(106)	(190)

Class R2
Issued	—	—	6	1
Reinvested	—	—	1	—
Redeemed	—	—	(1)	— (a)

Change in Class R2 Shares	—	—	6	1

Class R5 (b)
Issued	—	—	749	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(48)	—

Change in Class R5 Shares	—	—	701	—

Class R6 (b)
Issued	—	—	677	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(17)	—

Change in Class R6 Shares	—	—	660	—

Select Class
Issued	13,099	9,351	9,090	11,401
Reinvested	105	15	3,322	—
Redeemed	(5,154)	(11,406)	(14,607)	(9,364)

Change in Select Class Shares	8,050	(2,040)	(2,195)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$443,021	$373,327	$5,323	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(520,453)	(621,660)	(14,467)	(100,820)

Change in net assets from Class A capital transactions	$(65,940)	$(233,718)	$(9,144)	$(66,188)

Class B
Proceeds from shares issued	$333	$626	$11	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(34,648)	(34,335)	(2,045)	(4,375)

Change in net assets from Class B capital transactions	$(34,315)	$(33,561)	$(2,034)	$(4,353)

Class C
Proceeds from shares issued	$48,613	$37,081	$572	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(64,672)	(65,800)	(6,619)	(18,536)

Change in net assets from Class C capital transactions	$(15,585)	$(27,846)	$(6,047)	$(17,457)

Class R2
Proceeds from shares issued	$10,239	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(2,629)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$7,669	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$1,125,771	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(575,416)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$575,867	$286,283	$—	$—

Select Class
Proceeds from shares issued	$675,718	$449,654	$42,277	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(438,949)	(342,598)	(51,991)	(103,596)

Change in net assets from Select Class capital transactions	$247,131	$116,341	$(9,714)	$52,022

Total change in net assets from capital transactions	$714,827	$111,762	$(26,939)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,306	16,395	546	3,576
Reinvested	500	636	—	—
Redeemed	(21,746)	(27,300)	(1,486)	(10,335)

Change in Class A Shares	(2,940)	(10,269)	(940)	(6,759)

Class B
Issued	14	29	1	2
Reinvested	—	7	—	—
Redeemed	(1,497)	(1,559)	(218)	(465)

Change in Class B Shares	(1,483)	(1,523)	(217)	(463)

Class C
Issued	2,044	1,660	60	115
Reinvested	21	39	—	—
Redeemed	(2,794)	(3,011)	(705)	(1,973)

Change in Class C Shares	(729)	(1,312)	(645)	(1,858)

Class R2
Issued	428	245	—	—
Reinvested	3	1	—	—
Redeemed	(110)	(55)	—	—

Change in Class R2 Shares	321	191	—	—

Institutional Class
Issued	45,939	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(23,648)	(22,926)	—	—

Change in Institutional Class Shares	23,385	12,088	—	—

Select Class
Issued	27,581	19,629	4,266	15,949
Reinvested	448	401	—	—
Redeemed	(18,067)	(15,059)	(5,300)	(10,636)

Change in Select Class Shares	9,962	4,971	(1,034)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,549	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(89,323)	(81,151)

Change in net assets from Class A capital transactions	$(32,768)	$40,381

Class C
Proceeds from shares issued	$11,596	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(30,037)	(26,534)

Change in net assets from Class C capital transactions	$(17,928)	$(3,439)

Institutional Class
Proceeds from shares issued	$136,991	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(56,466)	(20,173)
Redemptions in-kind	—	(41,498)

Change in net assets from Institutional Class capital transactions	$85,122	$79,991

Select Class
Proceeds from shares issued	$260,984	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(124,601)	(30,319)

Change in net assets from Select Class capital transactions	$139,070	$168,296

Total change in net assets from capital transactions	$173,496	$285,229

SHARE TRANSACTIONS:
Class A
Issued	2,947	6,732
Reinvested	112	96
Redeemed	(4,870)	(4,517)

Change in Class A Shares	(1,811)	2,311

Class C
Issued	620	1,279
Reinvested	29	23
Redeemed	(1,655)	(1,501)

Change in Class C Shares	(1,006)	(199)

Institutional Class
Issued	7,210	7,736
Reinvested	258	162
Redeemed	(3,118)	(1,098)
Redemptions in-kind	—	(2,189)

Change in Institutional Class Shares	4,350	4,611

Select Class
Issued	13,542	11,074
Reinvested	150	103
Redeemed	(6,701)	(1,687)

Change in Select Class Shares	6,991	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2012	$9.28	$(0.03	)(e)(f)	$0.24	$0.21
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)

Class B
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.22	0.15
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)

Class C
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.23	0.16
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)

Class R5
Year Ended June 30, 2012	9.44	0.01	(e)(f)	0.24	0.25
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2012	9.39	(0.02	)(e)(f)	0.26	0.24
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.49	2.26%	$194,911	1.25%	(0.37	)%(f)	1.30%	86%
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

8.76	1.74	2,327	1.75	(0.89	)(f)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

8.77	1.86	27,469	1.75	(0.84	)(f)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

9.69	2.65	468,064	0.85	0.07	(f)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

9.63	2.56	662,786	1.05	(0.18	)(f)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2012	$17.19	$0.08	(e)	$(0.10)	$(0.02)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Year Ended June 30, 2012	17.15	—	(e)(f)	(0.11)	(0.11)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2012	17.17	0.04	(e)	(0.10)	(0.06)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2012	17.23	0.15	(e)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2012	17.24	0.21	(e)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2012	17.22	0.13	(e)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$17.16	(0.13)%	$455	1.24%		0.50%		1.31%		44%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2012	$31.29	$0.10	(e)(f)	$(0.34)	$(0.24)	$(0.08)	$—	$(0.08)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (g) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2012	31.16	(0.05	)(e)(f)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (g) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (h)	—	— (h)

Select Class
Year Ended June 30, 2012	31.36	0.19	(e)(f)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$30.97	(0.76)%	$6,965	1.24%	0.34	%(f)	1.54%	55%
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

30.75	(1.29)	1,244	1.75	(0.18	)(f)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

31.05	(0.42)	813,125	0.89	0.64	(f)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2012	$23.30	$(0.05	)(e)(f)	$(1.72)	$(1.77)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)

Class B
Year Ended June 30, 2012	18.29	(0.12	)(e)(f)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)

Class C
Year Ended June 30, 2012	20.88	(0.13	)(e)(f)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)

Class R2
Year Ended June 30, 2012	24.73	(0.07	)(e)(f)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (g) through June 30, 2009	14.56	—	(e)(h)	— (h)	— (h)	—

Class R5
November 1, 2011 (g) through June 30, 2012	21.75	0.04	(e)(f)	1.40	1.44	(2.01)

Class R6
November 1, 2011 (g) through June 30, 2012	21.75	0.08	(e)(f)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2012	24.97	0.02	(e)(f)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$19.52	(6.61)%	$538,323	1.24%	(0.23	)%(f)	1.38%	70%
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.76	(7.08)	9,948	1.75	(0.77	)(f)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.17	(7.06)	22,190	1.75	(0.75	)(f)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

20.83	(6.72)	230	1.40	(0.35	)(f)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.18	7.71	14,837	0.78	0.31	(f)	0.92	70

21.19	7.76	13,982	0.73	0.58	(f)	0.87	70

21.15	(6.31)	827,306	0.93	0.09	(f)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2012	$24.76	$0.20	(e)	$1.00	$1.20	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Year Ended June 30, 2012	24.10	0.07	(e)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Year Ended June 30, 2012	24.13	0.07	(e)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Year Ended June 30, 2012	24.27	0.14	(e)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2012	25.19	0.32	(e)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Year Ended June 30, 2012	24.97	0.26	(e)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$25.80	4.92%	$1,986,930	1.24%	0.83%	1.41%	30%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31

25.16	4.40	57,100	1.75	0.30	1.91	30
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31

25.14	4.38	370,781	1.75	0.32	1.91	30
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31

25.18	4.65	14,824	1.49	0.59	1.66	30
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

26.24	5.43	3,543,900	0.74	1.33	1.01	30
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31

26.01	5.20	1,836,012	0.98	1.09	1.16	30
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2012	$9.81	$(0.14	)(e)	$0.02	$(0.12)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (f)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.23% and 2.45 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.23% and 2.44 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(d)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.69	(1.22)%	$19,759	2.86%	(1.42)%	3.32%	151%	316%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2012	$19.07	$0.25	(c)	$0.84	$1.09	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(c)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Year Ended June 30, 2012	19.01	0.16	(c)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Year Ended June 30, 2012	19.11	0.35	(c)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Year Ended June 30, 2012	19.12	0.30	(c)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$19.96	5.83%	$206,816	1.25%	1.34%	1.41%	49%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103

19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103

19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103

20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,340,800	$9,842	$—	$1,350,642

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$349,596	$—	$—	$349,596

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$819,251	$1,758	$—	$821,009

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,437,126	$6,126	$—	$1,443,252

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,801,832	$—	$—	$7,801,832

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$527,643	$123	$—	$527,766

Total Liabilities (b)	$(460,231)	$—	$—	$(460,231)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,112,104	$19,401	$—	$1,131,505

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report value of which are an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of an equity security (D.E. Master Blenders N.V. (Netherlands)). Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average for the period July 1, 2011 through July 31, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$14
Mid Cap Equity Fund	7
Mid Cap Growth Fund	19
Mid Cap Value Fund	7

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,140	$1,138	*	$1,138
Mid Cap Growth Fund	3,831	3,821	*	3,821
Mid Cap Value Fund	3,701	3,735	*	3,735

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$12
Mid Cap Equity Fund	5
Mid Cap Growth Fund	16
Mid Cap Value Fund	6

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Growth Advantage Fund	$(2,006)	$1,690	$316
Mid Cap Core Fund	1	(1)	— (a)
Mid Cap Equity Fund	(1)	(94)	95
Mid Cap Growth Fund	(1,874)	905	969
Mid Cap Value Fund	1	1	(2)
Multi-Cap Market Neutral Fund	(3,020)	3,248	(228)
Value Advantage Fund	1	923	(924)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), prior year undistributed income adjustment (Mid Cap Core Fund and Mid Cap Value Fund), distribution reclassifications (Mid Cap Core Fund) and distributions from investments in real estate investment trusts (Mid Cap Growth Fund)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$47	$2
Mid Cap Core Fund	1	—
Mid Cap Equity Fund	5	—	(a)
Mid Cap Growth Fund	17	4
Mid Cap Value Fund	95	18
Multi-Cap Market Neutral Fund	1	4
Value Advantage Fund	19	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$102	$102
Mid Cap Core Fund	45	87	—	132
Mid Cap Equity Fund	447	461	1,510	2,418
Mid Cap Growth Fund	653	1,110	712	2,475
Mid Cap Value Fund	5,267	5,445	3,286	13,998
Multi-Cap Market Neutral Fund	110	151	1,104	1,365
Value Advantage Fund	834	634	314	1,782

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$592	$120	$145	$857

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$43
Mid Cap Core Fund	22
Mid Cap Equity Fund	38
Mid Cap Growth Fund	68
Mid Cap Value Fund	429
Multi-Cap Market Neutral Fund	108
Value Advantage Fund	53

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012 certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,066,631	$1,000,178	$—	$—
Mid Cap Core Fund	345,802	105,169	—	—
Mid Cap Equity Fund	560,268	326,141	—	—
Mid Cap Growth Fund	1,016,218	1,179,084	—	—
Mid Cap Value Fund	2,610,160	1,998,753	—	—
Multi-Cap Market Neutral Fund	708,152	744,005	733,323	775,656
Value Advantage Fund	625,019	445,378	—	—

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,134,613	$262,629	$46,600	$216,029
Mid Cap Core Fund	336,173	30,120	16,697	13,423
Mid Cap Equity Fund	708,812	130,412	18,215	112,197
Mid Cap Growth Fund	1,210,550	300,825	68,123	232,702
Mid Cap Value Fund	6,183,803	1,744,195	126,166	1,618,029
Multi-Cap Market Neutral Fund	500,811	50,655	23,700	26,955
Value Advantage Fund	1,000,321	150,212	19,028	131,184

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Mid Cap Core Fund	$1	$1
Mid Cap Equity Fund	1,989	1,989
Mid Cap Value Fund	60,163	60,163
Value Advantage Fund	8,184	8,184

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$4,862	$216,029
Mid Cap Core Fund	1,331	(636)	13,423
Mid Cap Equity Fund	—	2,640	112,197
Mid Cap Growth Fund	—	64,857	232,702
Mid Cap Value Fund	72,495	(126,184)	1,618,029
Multi-Cap Market Neutral Fund	—	(65,985)	38,531
Value Advantage Fund	9,249	(13,485)	131,184

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), late-year loss deferrals (Growth Advantage Fund and Multi-Cap Market Neutral Fund), trustee deferred compensation (Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund) and partnership basis outstanding (Value Advantage Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

During the year ended June 30, 2012, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$46,640
Mid Cap Equity Fund	8,278
Mid Cap Growth Fund	25,462
Mid Cap Value Fund	206,356
Multi-Cap Market Neutral Fund	32,291
Value Advantage Fund	40,231

During the year ended June 30, 2012, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$64,482	*

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the following Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$326	$13,825	$—
Mid Cap Equity Fund	—	4,185	—
Mid Cap Growth Fund	—	27,885	—
Mid Cap Value Fund	—	9,016	—
Multi-Cap Market Neutral Fund	3,117	13,576	—
Value Advantage Fund	—	456	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	20.1%
Multi-Cap Market Neutral Fund	87.8%	n/a
Value Advantage Fund	n/a	23.7

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)		Type
Institutional Class	$41,498	$14,315	*	Redemption-In-Kind

*	Gains resulting from this in-kind transaction are not realized for tax purposes.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,107.40	$6.50	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,104.70	9.11	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,104.50	9.10	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R5
Actual	1,000.00	1,108.70	4.46	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,108.20	5.50	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

Mid Cap Core Fund
Class A
Actual	1,000.00	1,067.80	6.38	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,065.00	8.93	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,066.70	7.66	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,070.20	$4.07	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,070.90	3.81	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,069.10	5.09	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,090.40	6.44	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,087.70	9.03	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select Class
Actual	1,000.00	1,092.60	4.63	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,078.50	6.36	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class C
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class R2
Actual	1,000.00	1,077.60	7.18	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	1,081.20	4.04	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R6
Actual	1,000.00	1,081.70	3.78	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Select Class
Actual	1,000.00	1,080.20	4.76	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,102.10	6.43	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,099.20	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,099.30	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual	$1,000.00	$1,101.00	$7.78	1.49%
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,104.80	3.87	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,103.50	5.13	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,015.70	14.63	2.92
Hypothetical	1,000.00	1,010.34	14.60	2.92
Class B
Actual	1,000.00	1,012.00	18.46	3.69
Hypothetical	1,000.00	1,006.51	18.41	3.69
Class C
Actual	1,000.00	1,012.00	18.36	3.67
Hypothetical	1,000.00	1,006.61	18.31	3.67
Select Class
Actual	1,000.00	1,016.60	13.34	2.66
Hypothetical	1,000.00	1,011.64	13.30	2.66

Value Advantage Fund
Class A
Actual	1,000.00	1,097.30	6.47	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,094.60	9.06	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Institutional Class
Actual	1,000.00	1,100.20	3.86	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,098.90	5.17	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Core Fund	$2
Mid Cap Equity Fund	17
Mid Cap Growth Fund	134,380

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$724
Mid Cap Equity Fund	3,720
Mid Cap Value Fund	60,236
Value Advantage Fund	11,280

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. June 2012.

AN-MC-612

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2012

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across
market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets)
Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S.
small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

[1]
  The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period,
U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of
2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks.

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

5.47%

S&P 500 Index

5.45%

Net Assets as of 6/30/2012 (In Thousands)

$
1,232,910

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended
June 30, 2012. The Fund’s stock selection in the systems and network hardware and retail sectors was the main contributor to relative performance. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the
Benchmark in Apple, Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base. The Fund’s underweight position versus the Benchmark in Hewlett-Packard Co. also contributed to relative performance as concerns about the company’s declining earnings caused the stock to underperform its sector peers.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Sprint Nextel Corp., Dendreon Corp. and Alcoa, Inc. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of Alcoa, Inc., an aluminum mining company, declined due to concerns that slowing economic growth would hurt demand.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.7
%

2.

Microsoft Corp.

3.3

3.

Chevron Corp.

2.4

4.

Wells Fargo & Co.

2.4

5.

Merck & Co., Inc.

2.2

6.

Union Pacific Corp.

2.2

7.

Oracle Corp.

2.1

8.

Exxon Mobil Corp.

1.9

9.

Coca-Cola Co. (The)

1.7

10.

Google, Inc., Class A

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.9
%

Financials

14.3

Consumer Discretionary

12.2

Health Care

12.0

Industrials

11.6

Energy

10.3

Consumer Staples

9.9

Utilities

3.4

Materials

2.9

Telecommunication Services

2.5

U.S. Treasury Obligation

0.1

Short-Term Investment

1.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2012

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

4.98
%

0.38
%

5.16
%

With Sales Charge*

(0.52
)

(0.70
)

4.59

CLASS R6 SHARES

3/24/03

5.57

0.89

5.71

INSTITUTIONAL CLASS SHARES

1/3/97

5.47

0.80

5.61

SELECT CLASS SHARES

9/10/01

5.31

0.65

5.44

*

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6
Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class
Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity
Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

2.95%

Russell 1000 Growth Index

5.76%

Net Assets as of 6/30/2012 (In Thousands)

$
39,190

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the producer durables sector, and stock selection and an underweight versus the Benchmark in the materials and processing sector, contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in NetApp, Inc., Cognizant Technology Solutions Corp. and Juniper Networks, Inc. Shares of NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of Cognizant Technology Solutions Corp., an outsourcing company, declined after the company lowered its expectations for its fiscal year earnings. Shares of Juniper Networks, Inc. declined after the communications equipment company lowered its expectations for its fourth-quarter earnings due to weaker-than-expected demand for routers from telecommunication service providers.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kansas City Southern and
McDonald’s Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of railroad operator Kansas City
Southern gained due to improving trends for freight volume. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfo-

lio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

9.1
%

2.

Biogen Idec, Inc.

6.2

3.

Express Scripts Holding Co.

4.9

4.

Starbucks Corp.

4.9

5.

MasterCard, Inc., Class A

4.7

6.

Capital One Financial Corp.

4.5

7.

Kansas City Southern

4.4

8.

priceline.com, Inc.

4.0

9.

Allergan, Inc.

3.9

10.

Teradata Corp.

3.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

34.6
%

Health Care

18.7

Consumer Discretionary

17.3

Industrials

7.7

Financials

7.0

Energy

3.9

Consumer Staples

3.6

Materials

3.5

Short-Term Investment

3.7

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

6

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2012

INCEPTION DATE OF CLASS

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

2.65
%

17.04
%

1.27
%

With Sales Charge*

(2.75
)

14.96

0.09

CLASS C SHARES

11/30/07

Without CDSC

2.17

16.45

0.77

With CDSC**

1.17

16.45

0.77

CLASS R5 SHARES

11/30/07

3.18

17.57

1.73

SELECT CLASS SHARES

11/30/07

2.95

17.33

1.52

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan
Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares
have a $1,000,000 minimum initial investment and carry no sales charge.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns
shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

7.48%

Russell 1000 Value Index

3.01%

Net Assets as of 6/30/2012 (In Thousands)

$
2,212,699

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the financials and energy sectors was the main contributor to relative performance. The Fund’s stock selection in the industrials sector and underweight versus the Benchmark in the health care sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in PPG Industries, Inc. and TJX Cos., Inc. Shares of PPG Industries, Inc.
benefited from investors’ positive reaction to the announcement that the chemical manufacturing company would increase its quarterly dividend. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. In addition, the Fund’s underweight

position versus the Benchmark in financial services company Citigroup Inc. contributed to relative performance, as the stock underperformed its sector peers.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Greif, Inc. and Tiffany & Co. Shares of Greif, Inc. declined after the container and packing company lowered its expectations for its fiscal 2011 earnings. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales. The Fund’s underweight position in General Electric Co. also detracted from relative performance as the stock outperformed its sector peers during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock
selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.0
%

2.

Merck & Co., Inc.

3.3

3.

Pfizer, Inc.

3.1

4.

Verizon Communications, Inc.

2.5

5.

T. Rowe Price Group, Inc.

2.3

6.

Exxon Mobil Corp.

2.0

7.

ConocoPhillips

2.0

8.

Microsoft Corp.

2.0

9.

Sempra Energy

1.9

10.

PPG Industries, Inc.

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

22.3
%

Consumer Discretionary

13.5

Health Care

10.6

Information Technology

10.6

Energy

9.5

Industrials

8.4

Consumer Staples

7.0

Utilities

6.8

Materials

4.7

Telecommunication Services

4.4

Short-Term Investment

2.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2012

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

7.30
%

1.32
%

5.77
%

With Sales Charge*

1.67

0.23

5.20

CLASS B SHARES

1/14/94

Without CDSC

6.75

0.80

5.27

With CDSC**

1.75

0.41

5.27

CLASS C SHARES

11/4/97

Without CDSC

6.72

0.78

5.16

With CDSC***

5.72

0.78

5.16

CLASS R2 SHARES

2/28/11

7.13

1.19

5.64

CLASS R5 SHARES

2/28/11

7.78

1.67

6.09

CLASS R6 SHARES

1/31/12

7.80

1.67

6.09

SELECT CLASS SHARES

7/2/87

7.48

1.62

6.07

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2,
Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from
June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity
Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated
for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

5.45%

S&P 500/Citigroup Value Index

3.00%

Net Assets as of 6/30/2012 (In Thousands)

$
308,417

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the information technology sector was the main contributor to relative performance. The Fund’s stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., TJX Cos., Inc. and U.S. Bancorp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of U.S. Bancorp.
benefited from the announcement that the company would increase its quarterly dividend payment.

Individual detractors from the Fund’s
relative performance included the Fund’s positions in Devon Energy Corp., Tiffany & Co. and PACCAR, Inc. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.4
%

2.

Microsoft Corp.

3.0

3.

Apple, Inc.

3.0

4.

Merck & Co., Inc.

2.9

5.

Exxon Mobil Corp.

2.8

6.

American Express Co.

2.4

7.

T. Rowe Price Group, Inc.

2.3

8.

U.S. Bancorp

2.2

9.

General Electric Co.

2.2

10.

Verizon Communications, Inc.

2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials

30.3
%

Consumer Discretionary

15.6

Health Care

13.6

Energy

10.5

Information Technology

8.4

Industrials

7.6

Consumer Staples

5.6

Telecommunication Services

3.3

Utilities

2.5

Materials

0.8

Short-Term Investment

1.8

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2012

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/23/87

Without Sales Charge

5.45
%

(1.86
)%

4.48
%

With Sales Charge*

(0.10
)

(2.91
)

3.92

CLASS B SHARES

11/4/93

Without CDSC

4.93

(2.35
)

4.06

With CDSC**

(0.07
)

(2.80
)

4.06

CLASS C SHARES

1/2/98

Without CDSC

4.94

(2.35
)

3.96

With CDSC***

3.94

(2.35
)

3.96

SELECT CLASS SHARES

1/25/96

5.78

(1.55
)

4.83

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates
comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2002 to
June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial
investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

5.85%

Russell 1000 Growth Index

5.76%

Net Assets as of 6/30/2012 (In Thousands)

$
6,916,874

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Alexion Pharmaceuticals, Inc., Monster
Beverage Corp. and Apple, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Monster Beverage
Corp. sells and distributes alternative beverages. The stock benefited from positive growth trends in its energy drink category. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad.

Individual detractors from relative performance included the Fund’s overweight positions versus the
Benchmark in Fossil, Inc. and Cognizant Technology Solutions Corp. Shares of Fossil, Inc., a specialty retailer, declined after the company lowered its expectations for its fourth-quarter earnings. Shares of Cognizant Technology Solutions Corp., an outsourcing company, declined after the company lowered its expectations for its fiscal year earnings. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the
Benchmark was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the producer durables sector.

JUNE 30, 2012

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

9.3
%

2.

MasterCard, Inc., Class A

3.6

3.

Biogen Idec, Inc.

3.2

4.

International Business Machines Corp.

2.8

5.

Intuitive Surgical, Inc.

2.7

6.

Starbucks Corp.

2.7

7.

Philip Morris International, Inc.

2.6

8.

Alexion Pharmaceuticals, Inc.

2.5

9.

W.W. Grainger, Inc.

2.3

10.

Monster Beverage Corp.

2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

31.7
%

Consumer Discretionary

17.5

Health Care

16.7

Consumer Staples

12.1

Industrials

8.1

Energy

4.5

Materials

4.5

Financials

1.1

Short-Term Investment

3.8

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

14

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		5.63%	4.86%	6.52%
With Sales Charge*		0.08	3.73	5.94
CLASS B SHARES	1/14/94
Without CDSC		5.12	4.29	6.00
With CDSC**		0.12	3.95	6.00
CLASS C SHARES	11/4/97
Without CDSC		5.16	4.32	5.90
With CDSC***		4.16	4.32	5.90
CLASS R2 SHARES	11/3/08	5.41	4.61	6.24
CLASS R5 SHARES	4/14/09	6.10	5.24	6.84
CLASS R6 SHARES	11/30/10	6.15	5.26	6.85
SELECT CLASS SHARES	2/28/92	5.85	5.10	6.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.54%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$635,373

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the industrial cyclical sector and stock selection and underweight versus the Benchmark in the big banks and brokers sector were the main detractors from relative performance. The Fund’s stock selection in the information technology and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., MetLife, Inc. and Sprint Nextel Corp. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Wells Fargo & Co. and Comcast Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Comcast Corp. increased as investors reacted positively to the news that the communications services company would increase its quarterly dividend and repurchase stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.7%
2.	Chevron Corp.	4.2
3.	Citigroup, Inc.	3.8
4.	UnitedHealth Group, Inc.	3.6
5.	Exxon Mobil Corp.	3.6
6.	MetLife, Inc.	3.2
7.	Occidental Petroleum Corp.	2.8
8.	Merck & Co., Inc.	2.8
9.	State Street Corp.	2.7
10.	Apache Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.5%
Energy	16.7
Health Care	15.0
Consumer Discretionary	11.9
Information Technology	10.9
Industrials	10.1
Consumer Staples	3.5
Utilities	3.3
Others (each less than 1.0%)	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(2.75)%	(3.54)%	3.62%
With Sales Charge*		(7.82)	(4.58)	3.06
CLASS B SHARES	1/14/94
Without CDSC		(3.22)	(4.07)	3.12
With CDSC**		(8.22)	(4.54)	3.12
CLASS C SHARES	3/22/99
Without CDSC		(3.17)	(4.05)	3.02
With CDSC***		(4.17)	(4.05)	3.02
CLASS R2 SHARES	11/3/08	(2.97)	(3.81)	3.34
CLASS R5 SHARES	5/15/06	(2.34)	(3.15)	3.98
CLASS R6 SHARES	11/30/10	(2.30)	(3.13)	3.99
SELECT CLASS SHARES	3/1/91	(2.54)	(3.36)	3.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.67%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$6,453,009

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the industrial cyclical and auto and transportation sectors was the main detractor from relative performance. The Fund’s stock selection in the systems hardware and pharmaceuticals/medical technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co. and Johnson Controls, Inc. Shares of car manufacturer General Motors Co. declined due to scheduled downtime in several of its truck manufacturing plants, weakness in Europe and concerns over slowing global growth. Shares of auto and truck parts manufacturer Johnson Controls, Inc. declined after the company lowered its forecast for earnings. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Apple, Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base. The Fund’s underweight position versus the Benchmark in Hewlett-Packard Co. also contributed to relative performance as concerns about the company’s declining earnings caused the stock to underperform its sector peers. In addition, the Fund used S&P 500 futures to equitize cash during the reporting period, which contributed to returns.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had modest overweights versus the Benchmark in the auto and transportation and health services and systems sectors. The Fund had modest underweights versus the Benchmark in the real estate investment trusts (REITs) and industrial cyclical sectors.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.3%
2.	Wells Fargo & Co.	2.4
3.	Time Warner, Inc.	2.3
4.	Microsoft Corp.	2.2
5.	Merck & Co., Inc.	2.2
6.	Occidental Petroleum Corp.	2.1
7.	Exxon Mobil Corp.	1.8
8.	Coca-Cola Co. (The)	1.7
9.	United Technologies Corp.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.8%
Consumer Discretionary	15.8
Health Care	14.0
Financials	13.9
Energy	11.0
Industrials	10.2
Consumer Staples	7.3
Materials	2.7
Utilities	2.3
Telecommunication Services	2.2
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		2.27%	1.15%	6.01%
With Sales Charge*		(3.10)	0.07	5.44
CLASS B SHARES	9/10/01
Without CDSC		1.74	0.63	5.53
With CDSC**		(3.26)	0.24	5.53
CLASS C SHARES	9/10/01
Without CDSC		1.83	0.65	5.44
With CDSC***		0.83	0.65	5.44
CLASS R2 SHARES	11/3/08	2.00	0.97	5.92
CLASS R5 SHARES	5/15/06	2.62	1.58	6.47
CLASS R6 SHARES	11/30/10	2.76	1.62	6.49
INSTITUTIONAL CLASS SHARES	9/17/93	2.67	1.54	6.44
SELECT CLASS SHARES	9/10/01	2.43	1.38	6.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 12.3%
	Automobiles — 0.6%
370	Ford Motor Co.	3,551
207	General Motors Co. (a)	4,083

		7,634

	Hotels, Restaurants & Leisure — 0.6%
42	Carnival Corp.	1,442
47	McDonald’s Corp.	4,126
47	Royal Caribbean Cruises Ltd.	1,234

		6,802

	Household Durables — 0.9%
123	D.R. Horton, Inc.	2,263
90	Lennar Corp., Class A	2,791
25	Newell Rubbermaid, Inc.	453
1	NVR, Inc. (a)	1,190
462	PulteGroup, Inc. (a)	4,948

		11,645

	Internet & Catalog Retail — 0.6%
33	Amazon.com, Inc. (a)	7,431

	Leisure Equipment & Products — 0.2%
114	Brunswick Corp.	2,535

	Media — 3.7%
292	CBS Corp. (Non-Voting), Class B	9,582
357	Comcast Corp., Class A	11,426
88	DIRECTV, Class A (a)	4,283
56	DISH Network Corp., Class A	1,605
44	Time Warner Cable, Inc.	3,571
379	Time Warner, Inc.	14,591

		45,058

	Multiline Retail — 1.1%
224	Target Corp.	13,008

	Specialty Retail — 3.8%
9	AutoZone, Inc. (a)	3,143
61	CarMax, Inc. (a)	1,592
383	Home Depot, Inc. (The)	20,290
646	Lowe’s Cos., Inc.	18,368
87	TJX Cos., Inc.	3,735

		47,128

	Textiles, Apparel & Luxury Goods — 0.8%
25	Coach, Inc.	1,485
7	Lululemon Athletica, Inc., (Canada) (a)	435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
64	V.F. Corp.	8,476

		10,396

	Total Consumer Discretionary	151,637

	Consumer Staples — 10.0%
	Beverages — 2.1%
276	Coca-Cola Co. (The)	21,576
73	Coca-Cola Enterprises, Inc.	2,033
29	Constellation Brands, Inc., Class A (a)	785
35	Dr. Pepper Snapple Group, Inc.	1,546

		25,940

	Food & Staples Retailing — 0.8%
52	CVS Caremark Corp.	2,425
245	Kroger Co. (The)	5,686
62	Walgreen Co.	1,819

		9,930

	Food Products — 3.7%
202	Archer-Daniels-Midland Co.	5,972
92	Campbell Soup Co.	3,071
228	General Mills, Inc.	8,771
24	JM Smucker Co. (The)	1,775
88	Kellogg Co.	4,356
509	Kraft Foods, Inc., Class A	19,646
81	Tyson Foods, Inc., Class A	1,519

		45,110

	Household Products — 1.6%
81	Clorox Co. (The)	5,884
231	Procter & Gamble Co. (The)	14,147

		20,031

	Tobacco — 1.8%
165	Altria Group, Inc.	5,708
11	Lorillard, Inc.	1,438
165	Philip Morris International, Inc.	14,412

		21,558

	Total Consumer Staples	122,569

	Energy — 10.4%
	Energy Equipment & Services — 1.4%
42	Baker Hughes, Inc.	1,707
128	Ensco plc, (United Kingdom), Class A	6,026
102	Halliburton Co.	2,893
110	Schlumberger Ltd.	7,118

		17,744

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 9.0%
36	Apache Corp.	3,199
64	Chesapeake Energy Corp.	1,194
280	Chevron Corp.	29,584
203	Denbury Resources, Inc. (a)	3,073
51	EOG Resources, Inc.	4,596
50	EQT Corp.	2,665
276	Exxon Mobil Corp.	23,659
59	Kinder Morgan, Inc.	1,901
267	Marathon Oil Corp.	6,835
18	Murphy Oil Corp.	915
161	Occidental Petroleum Corp.	13,846
131	Peabody Energy Corp.	3,220
33	Phillips 66 (a)	1,080
25	Pioneer Natural Resources Co.	2,197
97	Range Resources Corp.	6,001
244	Valero Energy Corp.	5,893
23	Williams Cos., Inc. (The)	673

		110,531

	Total Energy	128,275

	Financials — 14.4%
	Capital Markets — 2.3%
124	Bank of New York Mellon Corp. (The)	2,711
4	BlackRock, Inc.	611
11	Franklin Resources, Inc.	1,210
59	Goldman Sachs Group, Inc. (The)	5,629
295	Invesco Ltd.	6,668
199	State Street Corp.	8,897
132	TD Ameritrade Holding Corp.	2,241

		27,967

	Commercial Banks — 3.4%
204	Comerica, Inc.	6,262
65	First Niagara Financial Group, Inc.	496
276	Huntington Bancshares, Inc.	1,766
228	KeyCorp	1,765
103	SunTrust Banks, Inc.	2,501
875	Wells Fargo & Co.	29,262

		42,052

	Consumer Finance — 1.2%
184	Capital One Financial Corp.	10,042
150	Discover Financial Services	5,180

		15,222

	Diversified Financial Services — 2.0%
1,215	Bank of America Corp.	9,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
525	Citigroup, Inc.	14,394

		24,335

	Insurance — 3.2%
72	ACE Ltd., (Switzerland)	5,302
53	Allstate Corp. (The)	1,867
62	American International Group, Inc. (a)	1,983
69	Axis Capital Holdings Ltd., (Bermuda)	2,243
109	Berkshire Hathaway, Inc., Class B (a)	9,091
22	Everest Re Group Ltd., (Bermuda)	2,236
115	Hartford Financial Services Group, Inc.	2,024
308	MetLife, Inc.	9,495
97	Prudential Financial, Inc.	4,689

		38,930

	Real Estate Investment Trusts (REITs) — 2.1%
44	Alexandria Real Estate Equities, Inc.	3,229
75	Apartment Investment & Management Co., Class A	2,038
200	CubeSmart	2,331
250	Duke Realty Corp.	3,666
55	Equity Lifestyle Properties, Inc.	3,786
7	Essex Property Trust, Inc.	1,108
20	Home Properties, Inc.	1,203
51	Hospitality Properties Trust	1,253
69	Host Hotels & Resorts, Inc.	1,096
44	LaSalle Hotel Properties	1,271
80	Liberty Property Trust	2,929
18	Macerich Co. (The)	1,075
58	Pebblebrook Hotel Trust	1,347

		26,332

	Real Estate Management & Development — 0.1%
28	Howard Hughes Corp. (The) (a)	1,714

	Thrifts & Mortgage Finance — 0.1%
63	Washington Federal, Inc.	1,067

	Total Financials	177,619

	Health Care — 12.1%
	Biotechnology — 2.1%
90	Biogen Idec, Inc. (a)	12,936
197	Celgene Corp. (a)	12,625

		25,561

	Health Care Equipment & Supplies — 1.8%
76	Baxter International, Inc.	4,055
18	Becton, Dickinson & Co.	1,353
164	CareFusion Corp. (a)	4,217

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
235	Covidien plc, (Ireland)	12,561

		22,186

	Health Care Providers & Services — 2.3%
18	AMERIGROUP Corp. (a)	1,200
39	Cigna Corp.	1,694
108	Humana, Inc.	8,334
29	McKesson Corp.	2,741
245	UnitedHealth Group, Inc.	14,331

		28,300

	Life Sciences Tools & Services — 0.2%
15	Life Technologies Corp. (a)	653
33	Thermo Fisher Scientific, Inc.	1,692

		2,345

	Pharmaceuticals — 5.7%
163	Abbott Laboratories	10,521
27	Allergan, Inc.	2,527
91	Johnson & Johnson	6,128
653	Merck & Co., Inc.	27,277
164	Mylan, Inc. (a)	3,509
7	Perrigo Co.	861
837	Pfizer, Inc.	19,251

		70,074

	Total Health Care	148,466

	Industrials — 11.6%
	Aerospace & Defense — 2.0%
80	Honeywell International, Inc.	4,456
265	United Technologies Corp.	20,001

		24,457

	Air Freight & Logistics — 1.3%
32	FedEx Corp.	2,913
164	United Parcel Service, Inc., Class B	12,940

		15,853

	Airlines — 0.2%
344	Southwest Airlines Co.	3,175

	Building Products — 0.2%
199	Masco Corp.	2,759

	Construction & Engineering — 0.3%
77	Fluor Corp.	3,797

	Electrical Equipment — 0.3%
69	Emerson Electric Co.	3,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.4%
7	3M Co.	651
620	General Electric Co.	12,921
78	Tyco International Ltd., (Switzerland)	4,116

		17,688

	Machinery — 1.4%
40	Cummins, Inc.	3,857
15	Deere & Co.	1,173
33	Eaton Corp.	1,300
240	PACCAR, Inc.	9,424
18	Stanley Black & Decker, Inc.	1,171

		16,925

	Professional Services — 0.3%
15	Dun & Bradstreet Corp. (The)	1,032
62	Equifax, Inc.	2,871

		3,903

	Road & Rail — 4.0%
918	CSX Corp.	20,536
31	Norfolk Southern Corp.	2,237
225	Union Pacific Corp.	26,866

		49,639

	Trading Companies & Distributors — 0.2%
11	W.W. Grainger, Inc.	2,065

	Total Industrials	143,478

	Information Technology — 19.1%
	Communications Equipment — 1.0%
596	Cisco Systems, Inc.	10,233
29	QUALCOMM, Inc.	1,626

		11,859

	Computers & Peripherals — 6.0%
101	Apple, Inc. (a)	58,990
200	EMC Corp. (a)	5,121
258	Hewlett-Packard Co.	5,196
155	NetApp, Inc. (a)	4,916

		74,223

	Internet Software & Services — 2.2%
112	eBay, Inc. (a)	4,705
36	Google, Inc., Class A (a)	20,645
11	LinkedIn Corp., Class A (a)	1,158

		26,508

	IT Services — 0.7%
84	Fidelity National Information Services, Inc.	2,846

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
31	International Business Machines Corp.	6,141

		8,987

	Semiconductors & Semiconductor Equipment — 3.1%
203	Altera Corp.	6,859
18	Avago Technologies Ltd., (Singapore)	653
116	Broadcom Corp., Class A (a)	3,917
403	Intel Corp.	10,727
15	KLA-Tencor Corp.	714
146	Lam Research Corp. (a)	5,521
232	LSI Corp. (a)	1,479
47	Marvell Technology Group Ltd., (Bermuda)	528
214	ON Semiconductor Corp. (a)	1,518
211	Texas Instruments, Inc.	6,054

		37,970

	Software — 6.1%
159	Adobe Systems, Inc. (a)	5,153
18	Citrix Systems, Inc. (a)	1,519
1,356	Microsoft Corp.	41,472
897	Oracle Corp.	26,651
68	Symantec Corp. (a)	1,000

		75,795

	Total Information Technology	235,342

	Materials — 2.9%
	Chemicals — 2.1%
110	Air Products & Chemicals, Inc.	8,899
4	CF Industries Holdings, Inc.	698
310	E.I. du Pont de Nemours & Co.	15,676
36	Georgia Gulf Corp.	934

		26,207

	Containers & Packaging — 0.1%
35	Crown Holdings, Inc. (a)	1,207
4	Greif, Inc., Class A	152

		1,359

	Metals & Mining — 0.7%
738	Alcoa, Inc.	6,459
45	Newmont Mining Corp.	2,193

		8,652

	Total Materials	36,218

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.4%
435	AT&T, Inc. (m)	15,512
325	Verizon Communications, Inc.	14,443

		29,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
22	SBA Communications Corp., Class A (a)	1,244

	Total Telecommunication Services	31,199

	Utilities — 3.4%
	Electric Utilities — 2.1%
209	FirstEnergy Corp.	10,261
80	NextEra Energy, Inc.	5,534
260	NV Energy, Inc.	4,574
33	OGE Energy Corp.	1,699
78	Southern Co. (The)	3,597

		25,665

	Gas Utilities — 0.2%
82	UGI Corp.	2,422

	Independent Power Producers & Energy Traders — 0.1%
70	Calpine Corp. (a)	1,157

	Multi-Utilities — 1.0%
193	PG&E Corp.	8,751
61	Sempra Energy	4,174

		12,925

	Total Utilities	42,169

	Total Common Stocks (Cost $1,090,862)	1,216,972

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.0%
	U.S. Treasury Obligation — 0.1%
1,430	U.S. Treasury Bill, 0.174%, 05/30/13 (k) (n)	1,427

SHARES
	Investment Company — 1.9%
23,521	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m)	23,521

	Total Short-Term Investments (Cost $24,949)	24,948

	Total Investments — 100.7% (Cost $1,115,811)	1,241,920
	Liabilities in Excess of Other Assets — (0.7)%	(9,010)

	NET ASSETS — 100.0%	$1,232,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
286	E-mini S&P 500	09/21/12	$19,397	$665

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 17.4%
	Hotels, Restaurants & Leisure — 8.1%
28	Las Vegas Sands Corp.	1,224
36	Starbucks Corp.	1,922

		3,146

	Internet & Catalog Retail — 5.3%
2	Amazon.com, Inc. (a)	521
2	priceline.com, Inc. (a)	1,558

		2,079

	Specialty Retail — 2.0%
15	Home Depot, Inc. (The)	790

	Textiles, Apparel & Luxury Goods — 2.0%
19	Michael Kors Holdings Ltd., (Hong Kong) (a)	789

	Total Consumer Discretionary	6,804

	Consumer Staples — 3.6%
	Food & Staples Retailing — 3.6%
15	Whole Foods Market, Inc.	1,401

	Energy — 3.9%
	Energy Equipment & Services — 2.6%
24	Cameron International Corp. (a)	1,019

	Oil, Gas & Consumable Fuels — 1.3%
6	Concho Resources, Inc. (a)	519

	Total Energy	1,538

	Financials — 7.0%
	Consumer Finance — 4.6%
33	Capital One Financial Corp.	1,780

	Real Estate Investment Trusts (REITs) — 2.4%
14	American Tower Corp.	951

	Total Financials	2,731

	Health Care — 18.7%
	Biotechnology — 6.2%
17	Biogen Idec, Inc. (a)	2,415

	Health Care Providers & Services — 4.9%
35	Express Scripts Holding Co. (a)	1,934

	Pharmaceuticals — 7.6%
17	Allergan, Inc.	1,544
10	Novo Nordisk A/S, (Denmark), ADR	1,424

		2,968

	Total Health Care	7,317

	Industrials — 7.7%
	Aerospace & Defense — 3.3%
10	TransDigm Group, Inc. (a)	1,316

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 4.4%
25	Kansas City Southern	1,720

	Total Industrials	3,036

	Information Technology — 34.6%
	Communications Equipment — 1.6%
12	QUALCOMM, Inc.	640

	Computers & Peripherals — 11.8%
6	Apple, Inc. (a)	3,580
41	EMC Corp. (a)	1,054

		4,634

	Internet Software & Services — 3.9%
9	Baidu, Inc., (China), ADR (a)	1,032
1	Google, Inc., Class A (a)	502

		1,534

	IT Services — 8.5%
4	MasterCard, Inc., Class A	1,852
20	Teradata Corp. (a)	1,474

		3,326

	Semiconductors & Semiconductor Equipment — 1.8%
29	ARM Holdings plc, (United Kingdom), ADR	683

	Software — 7.0%
13	Citrix Systems, Inc. (a)	1,049
7	Salesforce.com, Inc. (a)	920
9	VMware, Inc., Class A (a)	783

		2,752

	Total Information Technology	13,569

	Materials — 3.5%
	Chemicals — 3.5%
17	Monsanto Co.	1,385

	Total Common Stocks (Cost $32,684)	37,781

Short-Term Investment — 3.7%
	Investment Company — 3.7%
1,454	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,454)	1,454

	Total Investments — 100.1% (Cost $34,138)	39,235
	Liabilities in Excess of Other Assets — (0.1)%	(45)

	NET ASSETS — 100.0%	$39,190

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 13.5%
	Auto Components — 0.4%
345	Johnson Controls, Inc.	9,567

	Distributors — 0.6%
211	Genuine Parts Co.	12,725

	Hotels, Restaurants & Leisure — 2.2%
379	Dunkin’ Brands Group, Inc.	13,003
211	McDonald’s Corp.	18,718
266	Yum! Brands, Inc.	17,136

		48,857

	Household Durables — 0.7%
296	Tupperware Brands Corp.	16,187

	Media — 2.7%
665	Cinemark Holdings, Inc.	15,187
284	Time Warner Cable, Inc.	23,343
573	Time Warner, Inc.	22,044

		60,574

	Multiline Retail — 0.8%
330	Nordstrom, Inc.	16,384

	Specialty Retail — 4.4%
649	Home Depot, Inc. (The)	34,369
685	Limited Brands, Inc.	29,152
241	Tiffany & Co.	12,756
162	TJX Cos., Inc.	6,956
414	Williams-Sonoma, Inc.	14,468

		97,701

	Textiles, Apparel & Luxury Goods — 1.7%
185	Coach, Inc.	10,834
67	NIKE, Inc., Class B	5,899
149	V.F. Corp.	19,946

		36,679

	Total Consumer Discretionary	298,674

	Consumer Staples — 7.0%
	Beverages — 1.1%
327	Coca-Cola Co. (The)	25,544

	Food Products — 3.0%
390	Hershey Co. (The)	28,098
183	JM Smucker Co. (The)	13,795
630	Kraft Foods, Inc., Class A	24,327

		66,220

	Household Products — 0.6%
204	Procter & Gamble Co. (The)	12,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.3%
207	Lorillard, Inc.	27,322
278	Philip Morris International, Inc.	24,288

		51,610

	Total Consumer Staples	155,884

	Energy — 9.6%
	Oil, Gas & Consumable Fuels — 9.6%
352	Chevron Corp.	37,091
786	ConocoPhillips	43,941
529	Exxon Mobil Corp.	45,297
378	Kinder Morgan, Inc.	12,165
70	NuStar GP Holdings LLC	2,176
415	Occidental Petroleum Corp.	35,593
504	Spectra Energy Corp.	14,657
725	Williams Cos., Inc. (The)	20,882

	Total Energy	211,802

	Financials — 22.4%
	Capital Markets — 4.6%
243	Ameriprise Financial, Inc.	12,704
207	BlackRock, Inc.	35,117
802	T. Rowe Price Group, Inc.	50,497
89	W.P. Carey & Co. LLC	4,118

		102,436

	Commercial Banks — 8.3%
635	BB&T Corp.	19,602
414	Cullen/Frost Bankers, Inc.	23,827
352	M&T Bank Corp.	29,106
675	U.S. Bancorp	21,712
2,679	Wells Fargo & Co.	89,579

		183,826

	Diversified Financial Services — 1.2%
101	CME Group, Inc.	26,988

	Insurance — 5.5%
744	Arthur J. Gallagher & Co.	26,105
336	Cincinnati Financial Corp.	12,775
496	OneBeacon Insurance Group Ltd., Class A	6,458
666	Prudential Financial, Inc.	32,267
341	Travelers Cos., Inc. (The)	21,785
666	Validus Holdings Ltd., (Bermuda)	21,338

		120,728

	Real Estate Investment Trusts (REITs) — 2.5%
196	Alexandria Real Estate Equities, Inc.	14,222
270	National Health Investors, Inc.	13,759

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
176	Simon Property Group, Inc.	27,411

		55,392

	Thrifts & Mortgage Finance — 0.3%
544	People’s United Financial, Inc.	6,313

	Total Financials	495,683

	Health Care — 10.7%
	Health Care Equipment & Supplies — 1.5%
354	Baxter International, Inc.	18,832
184	Becton, Dickinson & Co.	13,736

		32,568

	Health Care Providers & Services — 0.3%
194	Lincare Holdings, Inc.	6,615

	Pharmaceuticals — 8.9%
312	Abbott Laboratories	20,104
535	Johnson & Johnson	36,155
1,736	Merck & Co., Inc.	72,491
2,963	Pfizer, Inc.	68,159

		196,909

	Total Health Care	236,092

	Industrials — 8.5%
	Aerospace & Defense — 1.7%
287	Honeywell International, Inc.	16,003
290	United Technologies Corp.	21,915

		37,918

	Air Freight & Logistics — 0.5%
149	United Parcel Service, Inc., Class B	11,713

	Commercial Services & Supplies — 1.0%
780	Republic Services, Inc.	20,637

	Electrical Equipment — 1.2%
585	Emerson Electric Co.	27,243

	Industrial Conglomerates — 1.0%
247	3M Co.	22,149

	Machinery — 1.6%
278	PACCAR, Inc.	10,914
392	Snap-on, Inc.	24,393

		35,307

	Marine — 0.1%
93	Seaspan Corp., (Hong Kong)	1,612

	Road & Rail — 1.0%
301	Norfolk Southern Corp.	21,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.4%
125	Watsco, Inc.	9,252

	Total Industrials	187,468

	Information Technology — 10.6%
	Computers & Peripherals — 1.6%
61	Apple, Inc. (a)	35,705

	Electronic Equipment, Instruments & Components — 0.5%
518	Molex, Inc.	12,410

	IT Services — 1.6%
296	Accenture plc, (Ireland), Class A	17,786
326	Automatic Data Processing, Inc.	18,131

		35,917

	Semiconductors & Semiconductor Equipment — 4.9%
646	Analog Devices, Inc.	24,317
664	Intel Corp.	17,687
440	KLA-Tencor Corp.	21,692
681	Linear Technology Corp.	21,343
678	Xilinx, Inc.	22,767

		107,806

	Software — 2.0%
1,434	Microsoft Corp.	43,858

	Total Information Technology	235,696

	Materials — 4.7%
	Chemicals — 4.1%
236	Air Products & Chemicals, Inc.	19,078
638	E.I. du Pont de Nemours & Co.	32,279
374	PPG Industries, Inc.	39,675

		91,032

	Containers & Packaging — 0.6%
302	Greif, Inc., Class A	12,387

	Total Materials	103,419

	Telecommunication Services — 4.4%
	Diversified Telecommunication Services — 4.4%
809	AT&T, Inc.	28,833
323	CenturyLink, Inc.	12,753
1,253	Verizon Communications, Inc.	55,693

	Total Telecommunication Services	97,279

	Utilities — 6.8%
	Electric Utilities — 2.7%
377	Duke Energy Corp.	8,687
356	NextEra Energy, Inc.	24,489
456	Northeast Utilities	17,698

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
185	Southern Co. (The)	8,573

		59,447

	Gas Utilities — 1.0%
528	ONEOK, Inc.	22,337

	Multi-Utilities — 2.8%
877	CMS Energy Corp.	20,613
613	Sempra Energy	42,236

		62,849

	Water Utilities — 0.3%
177	American Water Works Co., Inc.	6,060

	Total Utilities	150,693

	Total Common Stocks (Cost $1,969,283)	2,172,690

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
48,378	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (Cost $48,378) (b) (l) (m)	48,378

	Total Investments — 100.4% (Cost $2,017,661)	2,221,068
	Liabilities in Excess of Other Assets — (0.4)%	(8,369)

	NET ASSETS — 100.0%	$2,212,699

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.5%
	Hotels, Restaurants & Leisure — 3.4%
76	Marriott International, Inc., Class A	2,964
34	McDonald’s Corp.	2,966
71	Yum! Brands, Inc.	4,567

		10,497

	Media — 5.4%
142	Comcast Corp., Class A	4,546
90	DISH Network Corp., Class A	2,581
156	Gannett Co., Inc.	2,290
85	Time Warner, Inc.	3,261
82	Walt Disney Co. (The)	3,982

		16,660

	Specialty Retail — 4.6%
8	AutoZone, Inc. (a)	2,794
104	Home Depot, Inc. (The)	5,506
37	Tiffany & Co.	1,949
90	TJX Cos., Inc.	3,855

		14,104

	Textiles, Apparel & Luxury Goods — 2.1%
43	NIKE, Inc., Class B	3,792
21	V.F. Corp.	2,829

		6,621

	Total Consumer Discretionary	47,882

	Consumer Staples — 5.6%
	Beverages — 1.9%
55	Beam, Inc.	3,462
58	Dr. Pepper Snapple Group, Inc.	2,524

		5,986

	Food & Staples Retailing — 1.1%
71	CVS Caremark Corp.	3,294

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,386

	Household Products — 1.0%
51	Procter & Gamble Co. (The)	3,114

	Tobacco — 0.8%
28	Philip Morris International, Inc.	2,435

	Total Consumer Staples	17,215

	Energy — 10.5%
	Oil, Gas & Consumable Fuels — 10.5%
53	Chevron Corp.	5,629
107	ConocoPhillips	6,006
89	Devon Energy Corp.	5,173

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
30	Energen Corp.	1,367
33	EQT Corp.	1,748
99	Exxon Mobil Corp.	8,479
54	Phillips 66 (a)	1,786
71	Williams Cos., Inc. (The)	2,049

	Total Energy	32,237

	Financials — 30.1%
	Capital Markets — 8.8%
16	Affiliated Managers Group, Inc. (a)	1,773
57	Ameriprise Financial, Inc.	2,994
14	BlackRock, Inc.	2,327
174	Charles Schwab Corp. (The)	2,254
31	Goldman Sachs Group, Inc. (The)	2,952
137	Invesco Ltd.	3,089
184	Morgan Stanley	2,682
45	Northern Trust Corp.	2,076
110	T. Rowe Price Group, Inc.	6,894

		27,041

	Commercial Banks — 7.3%
75	BB&T Corp.	2,314
36	M&T Bank Corp.	2,931
213	U.S. Bancorp	6,860
314	Wells Fargo & Co.	10,483

		22,588

	Consumer Finance — 2.4%
126	American Express Co.	7,305

	Diversified Financial Services — 3.1%
521	Bank of America Corp.	4,262
192	Citigroup, Inc.	5,259

		9,521

	Insurance — 5.7%
188	Hartford Financial Services Group, Inc.	3,315
104	Loews Corp.	4,242
105	Prudential Financial, Inc.	5,080
85	Validus Holdings Ltd., (Bermuda)	2,714
107	XL Group plc, (Ireland)	2,243

		17,594

	Real Estate Management & Development — 2.5%
141	Brookfield Asset Management, Inc., (Canada), Class A	4,680
175	Brookfield Office Properties, Inc.	3,040

		7,720

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.3%
95	People’s United Financial, Inc.	1,108

	Total Financials	92,877

	Health Care — 13.5%
	Biotechnology — 1.1%
24	Biogen Idec, Inc. (a)	3,422

	Health Care Equipment & Supplies — 1.9%
39	Baxter International, Inc.	2,068
28	Becton, Dickinson & Co.	2,115
30	Covidien plc, (Ireland)	1,606

		5,789

	Health Care Providers & Services — 3.6%
28	Humana, Inc.	2,184
112	Lincare Holdings, Inc.	3,814
87	UnitedHealth Group, Inc.	5,060

		11,058

	Pharmaceuticals — 6.9%
53	Abbott Laboratories	3,430
58	Johnson & Johnson	3,932
215	Merck & Co., Inc.	8,958
218	Pfizer, Inc.	5,005

		21,325

	Total Health Care	41,594

	Industrials — 7.6%
	Aerospace & Defense — 2.8%
73	Honeywell International, Inc.	4,054
23	L-3 Communications Holdings, Inc.	1,717
37	United Technologies Corp.	2,810

		8,581

	Electrical Equipment — 1.4%
21	Cooper Industries plc	1,432
60	Emerson Electric Co.	2,808

		4,240

	Industrial Conglomerates — 2.9%
26	3M Co.	2,347
321	General Electric Co.	6,688

		9,035

	Machinery — 0.5%
39	PACCAR, Inc.	1,536

	Total Industrials	23,392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 8.3%
	Communications Equipment — 1.4%
158	Cisco Systems, Inc.	2,706
28	QUALCOMM, Inc.	1,565

		4,271

	Computers & Peripherals — 2.9%
16	Apple, Inc. (a)	9,170

	IT Services — 1.0%
16	International Business Machines Corp.	3,051

	Software — 3.0%
302	Microsoft Corp.	9,250

	Total Information Technology	25,742

	Materials — 0.8%
	Chemicals — 0.8%
47	E.I. du Pont de Nemours & Co.	2,392

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.2%
103	AT&T, Inc.	3,662
143	Verizon Communications, Inc.	6,356

	Total Telecommunication Services	10,018

	Utilities — 2.5%
	Multi-Utilities — 2.5%
153	CMS Energy Corp.	3,586
45	PG&E Corp.	2,015
30	Sempra Energy	2,087

	Total Utilities	7,688

	Total Common Stocks (Cost $213,814)	301,037

Short-Term Investment — 1.7%
	Investment Company — 1.7%
5,353	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $5,353)	5,353

	Total Investments — 99.3% (Cost $219,167)	306,390
	Other Assets in Excess of Liabilities — 0.7%	2,027

	NET ASSETS — 100.0%	$308,417

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Consumer Discretionary — 17.3%
	Auto Components — 1.1%
1,123	BorgWarner, Inc. (a)	73,638

	Hotels, Restaurants & Leisure — 3.0%
3,431	Starbucks Corp.	182,951
202	Wynn Resorts Ltd.	20,931

		203,882

	Internet & Catalog Retail — 3.7%
490	Amazon.com, Inc. (a)	111,832
215	priceline.com, Inc. (a)	142,806

		254,638

	Media — 0.7%
1,055	DIRECTV, Class A (a)	51,502

	Multiline Retail — 1.5%
1,951	Dollar Tree, Inc. (a)	104,964

	Specialty Retail — 4.7%
1,878	Bed Bath & Beyond, Inc. (a)	116,029
2,305	Home Depot, Inc. (The)	122,137
185	O’Reilly Automotive, Inc. (a)	15,506
1,065	PetSmart, Inc.	72,625

		326,297

	Textiles, Apparel & Luxury Goods — 2.6%
428	Fossil, Inc. (a)	32,736
925	Lululemon Athletica, Inc., (Canada) (a)	55,128
650	Ralph Lauren Corp.	90,997

		178,861

	Total Consumer Discretionary	1,193,782

	Consumer Staples — 10.4%
	Beverages — 3.7%
1,397	Coca-Cola Co. (The)	109,239
2,087	Monster Beverage Corp. (a)	148,573

		257,812

	Food & Staples Retailing — 1.8%
1,290	Whole Foods Market, Inc.	122,991

	Household Products — 0.7%
469	Colgate-Palmolive Co.	48,833

	Personal Products — 1.6%
2,059	Estee Lauder Cos., Inc. (The), Class A	111,439

	Tobacco — 2.6%
2,056	Philip Morris International, Inc.	179,373

	Total Consumer Staples	720,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.4%
	Energy Equipment & Services — 1.6%
1,489	FMC Technologies, Inc. (a)	58,429
779	National Oilwell Varco, Inc.	50,197

		108,626

	Oil, Gas & Consumable Fuels — 2.8%
790	Concho Resources, Inc. (a)	67,279
580	Continental Resources, Inc. (a)	38,620
384	Exxon Mobil Corp.	32,867
673	Occidental Petroleum Corp.	57,732

		196,498

	Total Energy	305,124

	Financials — 1.1%
	Capital Markets — 1.1%
1,239	T. Rowe Price Group, Inc.	78,007

	Health Care — 16.5%
	Biotechnology — 7.5%
1,713	Alexion Pharmaceuticals, Inc. (a)	170,091
1,511	Biogen Idec, Inc. (a)	218,173
650	Regeneron Pharmaceuticals, Inc. (a)	74,254
1,008	Vertex Pharmaceuticals, Inc. (a)	56,384

		518,902

	Health Care Equipment & Supplies — 2.7%
334	Intuitive Surgical, Inc. (a)	185,077

	Health Care Providers & Services — 0.8%
720	Humana, Inc.	55,741

	Health Care Technology — 1.9%
1,553	Cerner Corp. (a)	128,396

	Pharmaceuticals — 3.6%
1,594	Allergan, Inc.	147,547
705	Novo Nordisk A/S, (Denmark), ADR	102,436

		249,983

	Total Health Care	1,138,099

	Industrials — 8.0%
	Aerospace & Defense — 0.8%
342	Precision Castparts Corp.	56,173

	Machinery — 2.9%
968	Caterpillar, Inc.	82,159
936	Cummins, Inc.	90,737
481	Joy Global, Inc.	27,258

		200,154

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 2.1%
1,186	Union Pacific Corp.	141,526

	Trading Companies & Distributors — 2.2%
803	W.W. Grainger, Inc.	153,547

	Total Industrials	551,400

	Information Technology — 31.2%
	Communications Equipment — 3.0%
829	F5 Networks, Inc. (a)	82,565
2,317	QUALCOMM, Inc.	129,016

		211,581

	Computers & Peripherals — 10.0%
1,090	Apple, Inc. (a)	636,426
2,154	EMC Corp. (a)	55,207

		691,633

	Internet Software & Services — 2.7%
270	Baidu, Inc., (China), ADR (a)	31,010
161	Google, Inc., Class A (a)	93,145
1,494	Rackspace Hosting, Inc. (a)	65,647

		189,802

	IT Services — 7.8%
987	International Business Machines Corp.	193,034
577	MasterCard, Inc., Class A	248,217
1,346	Teradata Corp. (a)	96,889

		538,140

	Semiconductors & Semiconductor Equipment — 0.5%
1,392	ARM Holdings plc, (United Kingdom), ADR	33,116

	Software — 7.2%
1,036	Citrix Systems, Inc. (a)	86,945
111	FactSet Research Systems, Inc.	10,353
1,550	Intuit, Inc.	91,975
1,952	Nuance Communications, Inc. (a)	46,504

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
1,942	Red Hat, Inc. (a)	109,707
596	Salesforce.com, Inc. (a)	82,430
753	VMware, Inc., Class A (a)	68,544

		496,458

	Total Information Technology	2,160,730

	Materials — 4.4%
	Chemicals — 4.4%
532	CF Industries Holdings, Inc.	103,031
542	FMC Corp.	28,997
772	Praxair, Inc.	83,983
671	Sherwin-Williams Co. (The)	88,767

	Total Materials	304,778

	Total Common Stocks (Cost $6,047,787)	6,452,368

Preferred Stock — 1.5%
	Consumer Staples — 1.5%
	Beverages — 1.5%
2,757	Cia de Bebidas das Americas, (Brazil), ADR (Cost $101,382)	105,676

Short-Term Investment — 3.7%
	Investment Company — 3.7%
258,082	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $258,082)	258,082

	Total Investments — 98.5% (Cost $6,407,251)	6,816,126
	Other Assets in Excess of Liabilities — 1.5%	100,748

	NET ASSETS — 100.0%	$6,916,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.8%
	Consumer Discretionary — 11.9%
	Auto Components — 1.8%
176	Lear Corp.	6,622
126	TRW Automotive Holdings Corp. (a)	4,624

		11,246

	Automobiles — 0.6%
194	General Motors Co. (a)	3,828

	Household Durables — 0.2%
93	PulteGroup, Inc. (a)	993

	Internet & Catalog Retail — 0.2%
33	Expedia, Inc.	1,582

	Media — 6.4%
281	CBS Corp. (Non-Voting), Class B	9,219
446	Comcast Corp., Class A	14,244
423	DISH Network Corp., Class A	12,071
106	Time Warner, Inc.	4,069
23	Walt Disney Co. (The)	1,096

		40,699

	Multiline Retail — 0.8%
141	Macy’s, Inc.	4,857

	Specialty Retail — 1.9%
19	AutoZone, Inc. (a)	6,829
50	Home Depot, Inc. (The)	2,650
99	Lowe’s Cos., Inc.	2,810

		12,289

	Total Consumer Discretionary	75,494

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.4%
183	CVS Caremark Corp.	8,563

	Food Products — 1.1%
53	Archer-Daniels-Midland Co.	1,568
23	Campbell Soup Co.	754
21	General Mills, Inc.	809
97	Kraft Foods, Inc., Class A	3,735

		6,866

	Household Products — 0.7%
44	Energizer Holdings, Inc. (a)	3,326
5	Kimberly-Clark Corp.	394
12	Procter & Gamble Co. (The)	750

		4,470

	Tobacco — 0.3%
24	Philip Morris International, Inc.	2,129

	Total Consumer Staples	22,028

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 16.7%
	Energy Equipment & Services — 0.5%
106	Halliburton Co.	3,015

	Oil, Gas & Consumable Fuels — 16.2%
175	Apache Corp. (m)	15,339
253	Chevron Corp.	26,641
45	ConocoPhillips	2,510
125	Denbury Resources, Inc. (a)	1,890
15	EQT Corp.	805
268	Exxon Mobil Corp.	22,941
144	Marathon Oil Corp.	3,674
205	Occidental Petroleum Corp.	17,543
109	Peabody Energy Corp.	2,661
80	Phillips 66 (a)	2,665
57	Southwestern Energy Co. (a)	1,811
71	Valero Energy Corp.	1,724
97	Williams Cos., Inc. (The)	2,804

		103,008

	Total Energy	106,023

	Financials — 27.4%
	Capital Markets — 6.3%
119	Goldman Sachs Group, Inc. (The)	11,366
504	Invesco Ltd.	11,386
28	Morgan Stanley	403
382	State Street Corp.	17,032

		40,187

	Commercial Banks — 5.6%
503	Huntington Bancshares, Inc.	3,217
136	Capital Bank Financial Corp., Class A (a) (e) (f) (i)	2,686
891	Wells Fargo & Co.	29,800

		35,703

	Consumer Finance — 1.4%
165	Capital One Financial Corp.	9,042

	Diversified Financial Services — 5.2%
1,063	Bank of America Corp.	8,693
877	Citigroup, Inc.	24,033

		32,726

	Insurance — 8.4%
96	ACE Ltd., (Switzerland)	7,131
9	Allstate Corp. (The)	319
111	Everest Re Group Ltd., (Bermuda)	11,487
19	Hartford Financial Services Group, Inc.	328
668	MetLife, Inc.	20,593

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
282	Prudential Financial, Inc.	13,672

		53,530

	Real Estate Investment Trusts (REITs) — 0.5%
11	Macerich Co. (The)	643
46	Post Properties, Inc.	2,252

		2,895

	Total Financials	174,083

	Health Care — 14.9%
	Biotechnology — 1.0%
83	Celgene Corp. (a)	5,338
15	Vertex Pharmaceuticals, Inc. (a)	834

		6,172

	Health Care Equipment & Supplies — 1.2%
147	Covidien plc, (Ireland)	7,875

	Health Care Providers & Services — 7.3%
152	Cigna Corp.	6,670
111	Humana, Inc.	8,593
87	McKesson Corp.	8,159
394	UnitedHealth Group, Inc.	23,042

		46,464

	Pharmaceuticals — 5.4%
419	Merck & Co., Inc.	17,511
329	Mylan, Inc. (a)	7,022
274	Pfizer, Inc.	6,309
80	Valeant Pharmaceuticals International, Inc., (Canada) (a)	3,583

		34,425

	Total Health Care	94,936

	Industrials — 10.1%
	Aerospace & Defense — 1.2%
37	Honeywell International, Inc.	2,038
76	United Technologies Corp.	5,733

		7,771

	Building Products — 0.3%
125	Masco Corp.	1,730

	Construction & Engineering — 1.0%
123	Fluor Corp.	6,088

	Industrial Conglomerates — 1.6%
71	General Electric Co.	1,478
166	Tyco International Ltd., (Switzerland)	8,782

		10,260

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.6%
28	Deere & Co.	2,289
24	Joy Global, Inc.	1,356
71	Navistar International Corp. (a)	2,009
299	PACCAR, Inc.	11,722
69	Parker Hannifin Corp.	5,317

		22,693

	Professional Services — 0.1%
17	Equifax, Inc.	801

	Road & Rail — 2.3%
330	CSX Corp.	7,370
188	Hertz Global Holdings, Inc. (a)	2,408
43	Union Pacific Corp.	5,145

		14,923

	Total Industrials	64,266

	Information Technology — 10.9%
	Communications Equipment — 2.2%
827	Cisco Systems, Inc.	14,200

	Computers & Peripherals — 2.4%
26	Apple, Inc. (a)	15,061

	Electronic Equipment, Instruments & Components — 0.3%
66	Arrow Electronics, Inc. (a)	2,165

	Internet Software & Services — 1.0%
11	Google, Inc., Class A (a)	6,381

	Semiconductors & Semiconductor Equipment — 2.3%
73	Altera Corp. (m)	2,464
119	Broadcom Corp., Class A (a)	4,019
68	KLA-Tencor Corp.	3,344
123	Lam Research Corp. (a)	4,638

		14,465

	Software — 2.7%
285	Microsoft Corp.	8,709
279	Oracle Corp.	8,298

		17,007

	Total Information Technology	69,279

	Materials — 0.7%
	Chemicals — 0.5%
52	E.I. du Pont de Nemours & Co.	2,627
8	PPG Industries, Inc.	796

		3,423

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 0.2%
144	Alcoa, Inc. (m)	1,263

	Total Materials	4,686

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
34	Verizon Communications, Inc.	1,507

	Wireless Telecommunication Services — 0.1%
242	Sprint Nextel Corp. (a)	790

	Total Telecommunication Services	2,297

	Utilities — 3.3%
	Electric Utilities — 2.0%
20	FirstEnergy Corp.	989
80	NextEra Energy, Inc.	5,524
93	NV Energy, Inc.	1,629
93	OGE Energy Corp.	4,796

		12,938

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
48	Atmos Energy Corp.	1,683

	Independent Power Producers & Energy Traders — 0.1%
38	Calpine Corp. (a)	619

	Multi-Utilities — 0.9%
124	PG&E Corp.	5,596

	Total Utilities	20,836

	Total Investments — 99.8% (Cost $567,058)	633,928
	Other Assets in Excess of Liabilities — 0.2%	1,445

	NET ASSETS — 100.0%	$635,373

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.7%
	Auto Components — 1.2%
104	BorgWarner, Inc. (a)	6,814
2,340	Johnson Controls, Inc.	64,831
114	Lear Corp.	4,301
134	TRW Automotive Holdings Corp. (a)	4,909

		80,855

	Automobiles — 0.8%
2,777	General Motors Co. (a)	54,761

	Hotels, Restaurants & Leisure — 1.2%
888	Carnival Corp.	30,430
15	Marriott International, Inc., Class A	605
323	Starbucks Corp.	17,211
19	Wynn Resorts Ltd.	1,975
386	Yum! Brands, Inc.	24,854

		75,075

	Household Durables — 0.9%
656	D.R. Horton, Inc.	12,052
286	Lennar Corp., Class A	8,850
12	NVR, Inc. (a)	10,265
1,353	PulteGroup, Inc. (a)	14,474
398	Ryland Group, Inc. (The)	10,182

		55,823

	Internet & Catalog Retail — 1.6%
306	Amazon.com, Inc. (a)	69,967
351	Expedia, Inc.	16,880
20	priceline.com, Inc. (a)	13,437

		100,284

	Media — 5.1%
1,381	CBS Corp. (Non-Voting), Class B	45,267
3,046	Comcast Corp., Class A	97,372
393	DIRECTV, Class A (a)	19,166
410	DISH Network Corp., Class A	11,711
87	Time Warner Cable, Inc.	7,103
3,796	Time Warner, Inc.	146,145

		326,764

	Multiline Retail — 0.7%
184	Dollar Tree, Inc. (a)	9,877
127	Kohl’s Corp.	5,756
102	Macy’s, Inc.	3,509
484	Target Corp.	28,184

		47,326

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.8%
108	AutoZone, Inc. (a)	39,575
177	Bed Bath & Beyond, Inc. (a)	10,918
1,293	Home Depot, Inc. (The)	68,521
1,834	Lowe’s Cos., Inc.	52,156
17	O’Reilly Automotive, Inc. (a)	1,465
100	PetSmart, Inc.	6,836

		179,471

	Textiles, Apparel & Luxury Goods — 1.4%
317	Coach, Inc.	18,560
40	Fossil, Inc. (a)	3,085
270	Lululemon Athletica, Inc., (Canada) (a)	16,118
123	NIKE, Inc., Class B	10,835
61	Ralph Lauren Corp.	8,564
272	V.F. Corp.	36,357

		93,519

	Total Consumer Discretionary	1,013,878

	Consumer Staples — 7.2%
	Beverages — 1.9%
1,364	Coca-Cola Co. (The)	106,664
196	Monster Beverage Corp. (a)	13,978

		120,642

	Food & Staples Retailing — 0.5%
4	Costco Wholesale Corp.	369
219	CVS Caremark Corp.	10,253
365	Walgreen Co.	10,784
121	Whole Foods Market, Inc.	11,569

		32,975

	Food Products — 1.6%
190	Archer-Daniels-Midland Co.	5,598
330	Campbell Soup Co.	11,030
868	General Mills, Inc.	33,449
1,387	Kraft Foods, Inc., Class A	53,552

		103,629

	Household Products — 1.8%
237	Clorox Co. (The)	17,204
186	Colgate-Palmolive Co.	19,317
45	Energizer Holdings, Inc. (a)	3,358
1,275	Procter & Gamble Co. (The)	78,087

		117,966

	Personal Products — 0.2%
198	Estee Lauder Cos., Inc. (The), Class A	10,700

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Tobacco — 1.2%
23	Lorillard, Inc.	3,068
834	Philip Morris International, Inc.	72,735

		75,803

	Total Consumer Staples	461,715

	Energy — 10.9%
	Energy Equipment & Services — 2.1%
269	Baker Hughes, Inc.	11,073
62	Cameron International Corp. (a)	2,628
495	Ensco plc, (United Kingdom), Class A	23,250
140	FMC Technologies, Inc. (a)	5,502
411	Halliburton Co.	11,663
73	National Oilwell Varco, Inc.	4,727
1,139	Schlumberger Ltd.	73,907

		132,750

	Oil, Gas & Consumable Fuels — 8.8%
486	Anadarko Petroleum Corp.	32,169
185	Apache Corp.	16,295
713	Chevron Corp.	75,179
74	Concho Resources, Inc. (a)	6,334
55	Continental Resources, Inc. (a)	3,639
597	EOG Resources, Inc.	53,823
159	EQT Corp.	8,545
1,347	Exxon Mobil Corp.	115,239
802	Kinder Morgan, Inc.	25,849
196	Marathon Oil Corp.	5,017
99	Marathon Petroleum Corp.	4,429
1,548	Occidental Petroleum Corp.	132,770
568	Peabody Energy Corp.	13,921
124	Phillips 66 (a)	4,138
290	Pioneer Natural Resources Co.	25,590
164	Range Resources Corp.	10,141
486	Southwestern Energy Co. (a)	15,505
390	Valero Energy Corp.	9,411
448	Williams Cos., Inc. (The)	12,914

		570,908

	Total Energy	703,658

	Financials — 13.8%
	Capital Markets — 3.1%
441	Ameriprise Financial, Inc.	23,040
673	Goldman Sachs Group, Inc. (The)	64,523
1,732	Invesco Ltd.	39,141
1,081	Morgan Stanley	15,776
671	State Street Corp.	29,939

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
117	T. Rowe Price Group, Inc.	7,342
1,082	TD Ameritrade Holding Corp.	18,402

		198,163

	Commercial Banks — 2.9%
333	Huntington Bancshares, Inc.	2,133
669	SunTrust Banks, Inc.	16,213
47	SVB Financial Group (a)	2,732
283	U.S. Bancorp	9,095
4,604	Wells Fargo & Co.	153,946
179	Zions Bancorp	3,473

		187,592

	Consumer Finance — 0.9%
443	American Express Co.	25,779
609	Capital One Financial Corp.	33,264

		59,043

	Diversified Financial Services — 3.2%
8,567	Bank of America Corp.	70,079
2,506	Citigroup, Inc.	68,684
199	CME Group, Inc.	53,367
123	IntercontinentalExchange, Inc. (a)	16,748

		208,878

	Insurance — 3.2%
666	ACE Ltd., (Switzerland)	49,369
296	Axis Capital Holdings Ltd., (Bermuda)	9,620
181	Everest Re Group Ltd., (Bermuda)	18,690
324	Hartford Financial Services Group, Inc.	5,710
2,682	MetLife, Inc.	82,732
772	Prudential Financial, Inc.	37,392
142	XL Group plc, (Ireland)	2,982

		206,495

	Real Estate Investment Trusts (REITs) — 0.5%
275	American Tower Corp.	19,214
93	Boston Properties, Inc.	10,065
23	Macerich Co. (The)	1,353
28	Post Properties, Inc.	1,363

		31,995

	Total Financials	892,166

	Health Care — 13.9%
	Biotechnology — 2.6%
161	Alexion Pharmaceuticals, Inc. (a)	16,001
575	Biogen Idec, Inc. (a)	82,948
499	Celgene Corp. (a)	31,994

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
61	Regeneron Pharmaceuticals, Inc. (a)	6,989
551	Vertex Pharmaceuticals, Inc. (a)	30,805

		168,737

	Health Care Equipment & Supplies — 1.8%
108	Baxter International, Inc.	5,765
765	CareFusion Corp. (a)	19,641
1,309	Covidien plc, (Ireland)	70,033
31	Intuitive Surgical, Inc. (a)	17,411

		112,850

	Health Care Providers & Services — 3.5%
201	AMERIGROUP Corp. (a)	13,220
522	Cardinal Health, Inc.	21,923
168	Cigna Corp.	7,398
651	Humana, Inc.	50,384
357	McKesson Corp.	33,468
1,743	UnitedHealth Group, Inc.	101,972

		228,365

	Health Care Technology — 0.2%
146	Cerner Corp. (a)	12,081

	Pharmaceuticals — 5.8%
385	Abbott Laboratories	24,823
314	Allergan, Inc.	29,046
726	Johnson & Johnson	49,069
3,361	Merck & Co., Inc.	140,314
999	Mylan, Inc. (a)	21,356
66	Novo Nordisk A/S, (Denmark), ADR	9,640
4,226	Pfizer, Inc.	97,195
70	Valeant Pharmaceuticals International, Inc., (Canada) (a)	3,117

		374,560

	Total Health Care	896,593

	Industrials — 10.2%
	Aerospace & Defense — 2.2%
619	Honeywell International, Inc.	34,560
32	Precision Castparts Corp.	5,290
1,373	United Technologies Corp.	103,736

		143,586

	Building Products — 0.4%
1,661	Masco Corp.	23,037

	Construction & Engineering — 0.7%
856	Fluor Corp.	42,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.9%
1,264	Emerson Electric Co.	58,863

	Industrial Conglomerates — 1.3%
470	General Electric Co.	9,795
1,409	Tyco International Ltd., (Switzerland)	74,451

		84,246

	Machinery — 1.8%
91	Caterpillar, Inc.	7,733
88	Cummins, Inc.	8,540
95	Joy Global, Inc.	5,401
48	Navistar International Corp. (a)	1,368
1,742	PACCAR, Inc.	68,259
74	Parker Hannifin Corp.	5,681
335	SPX Corp.	21,872

		118,854

	Professional Services — 0.0% (g)
36	Equifax, Inc.	1,683

	Road & Rail — 2.3%
3,766	CSX Corp.	84,200
387	Hertz Global Holdings, Inc. (a)	4,956
484	Union Pacific Corp.	57,752

		146,908

	Trading Companies & Distributors — 0.6%
201	W.W. Grainger, Inc.	38,497

	Total Industrials	657,905

	Information Technology — 18.7%
	Communications Equipment — 2.2%
5,043	Cisco Systems, Inc.	86,595
78	F5 Networks, Inc. (a)	7,772
23	Juniper Networks, Inc. (a)	373
862	QUALCOMM, Inc.	48,023

		142,763

	Computers & Peripherals — 6.0%
586	Apple, Inc. (a)	342,449
621	EMC Corp. (a)	15,904
625	Hewlett-Packard Co.	12,572
471	NetApp, Inc. (a)	14,987
55	SanDisk Corp. (a)	2,019

		387,931

	Electronic Equipment, Instruments & Components — 0.1%
118	Arrow Electronics, Inc. (a)	3,882

	Internet Software & Services — 1.2%
28	Baidu, Inc., (China), ADR (a)	3,231

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
101	Google, Inc., Class A (a)	58,565
76	LinkedIn Corp., Class A (a)	8,055
141	Rackspace Hosting, Inc. (a)	6,181

		76,032

	IT Services — 2.2%
581	Cognizant Technology Solutions Corp., Class A (a)	34,886
210	Fidelity National Information Services, Inc.	7,153
573	Genpact Ltd., (Bermuda) (a)	9,535
93	International Business Machines Corp.	18,159
119	MasterCard, Inc., Class A	51,211
127	Teradata Corp. (a)	9,119
78	Visa, Inc., Class A	9,627

		139,690

	Semiconductors & Semiconductor Equipment — 2.3%
1,645	Altera Corp.	55,655
131	ARM Holdings plc, (United Kingdom), ADR	3,121
694	Broadcom Corp., Class A (a)	23,473
848	Freescale Semiconductor Ltd. (a)	8,689
60	KLA-Tencor Corp.	2,975
1,011	Lam Research Corp. (a)	38,150
643	Texas Instruments, Inc.	18,459

		150,522

	Software — 4.7%
293	Adobe Systems, Inc. (a)	9,482
264	Citrix Systems, Inc. (a)	22,121
11	FactSet Research Systems, Inc.	981
146	Intuit, Inc.	8,656
4,610	Microsoft Corp.	141,033
184	Nuance Communications, Inc. (a)	4,380
3,098	Oracle Corp.	92,007
183	Red Hat, Inc. (a)	10,323
56	Salesforce.com, Inc. (a)	7,759
110	VMware, Inc., Class A (a)	10,016

		306,758

	Total Information Technology	1,207,578

	Materials — 2.7%
	Chemicals — 2.0%
603	Air Products & Chemicals, Inc.	48,686
50	CF Industries Holdings, Inc.	9,695
923	E.I. du Pont de Nemours & Co.	46,669
51	FMC Corp.	2,734
244	Georgia Gulf Corp.	6,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
73	Praxair, Inc.	7,905
63	Sherwin-Williams Co. (The)	8,354

		130,296

	Containers & Packaging — 0.1%
216	Crown Holdings, Inc. (a)	7,449

	Metals & Mining — 0.6%
1,598	Alcoa, Inc.	13,987
400	Freeport-McMoRan Copper & Gold, Inc.	13,643
180	Walter Energy, Inc.	7,952

		35,582

	Total Materials	173,327

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
1,449	AT&T, Inc.	51,657
1,937	Verizon Communications, Inc.	86,089

		137,746

	Wireless Telecommunication Services — 0.0% (g)
384	Sprint Nextel Corp. (a)	1,253

	Total Telecommunication Services	138,999

	Utilities — 2.3%
	Electric Utilities — 1.3%
507	FirstEnergy Corp.	24,927
541	NextEra Energy, Inc.	37,198
557	NV Energy, Inc.	9,783
95	OGE Energy Corp.	4,930
362	PPL Corp.	10,056

		86,894

	Gas Utilities — 0.1%
69	AGL Resources, Inc.	2,689
39	Atmos Energy Corp.	1,351

		4,040

	Multi-Utilities — 0.9%
41	CenterPoint Energy, Inc.	844
910	PG&E Corp.	41,187
241	Sempra Energy	16,625

		58,656

	Total Utilities	149,590

	Total Common Stocks (Cost $5,275,259)	6,295,409

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
259	Cia de Bebidas das Americas, (Brazil), ADR (Cost $8,140)	9,945

Short-Term Investment — 1.8%
	Investment Company — 1.8%
118,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $118,536)	118,536

	Total Investments — 99.5% (Cost $5,401,935)	6,423,890
	Other Assets in Excess of Liabilities — 0.5%	29,119

	NET ASSETS — 100.0%	$6,453,009

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,151	E-mini S&P 500	09/21/12	$78,061	$2,307

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	41

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,686	0.4%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,218,399	$37,781		$2,172,690		$301,037
Investments in affiliates, at value	23,521	1,454		48,378		5,353

Total investment securities, at value	1,241,920	39,235		2,221,068		306,390
Receivables:
Investment securities sold	6,382	—		11,687		2,139
Fund shares sold	20,864	—		9,851		144
Dividends from non-affiliates	1,782	10		3,852		418
Dividends from affiliates	3	—	(a)	7		—	(a)
Variation margin on futures contracts	722	—		—		—
Prepaid expenses and other assets	—	9		—		—

Total Assets	1,271,673	39,254		2,246,465		309,091

LIABILITIES:
Payables:
Dividends	20	—		2,141		51
Investment securities purchased	37,799	—		17,297		—
Fund shares redeemed	525	—		12,878		202
Accrued liabilities:
Investment advisory fees	231	18		684		97
Administration fees	67	—		49		21
Shareholder servicing fees	19	6		404		61
Distribution fees	4	—	(a)	191		63
Custodian and accounting fees	10	5		15		5
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	1
Transfer agent fees	38	3		66		99
Audit fees	34	30		24		42
Other	16	2		17		32

Total Liabilities	38,763	64		33,766		674

Net Assets	$1,232,910	$39,190		$2,212,699		$308,417

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,115,034	$38,191	$2,001,796	$306,462
Accumulated undistributed (distributions in excess of) net investment income	519	(122)	(458)	53
Accumulated net realized gains (losses)	(9,417)	(3,976)	7,954	(85,321)
Net unrealized appreciation (depreciation)	126,774	5,097	203,407	87,223

Total Net Assets	$1,232,910	$39,190	$2,212,699	$308,417

Net Assets:
Class A	$20,831	$106	$580,848	$293,520
Class B	—	—	4,353	3,286
Class C	—	104	130,366	4,137
Class R2	—	—	1,682	—
Class R5	—	27	111,647	—
Class R6	1,024,228	—	70,589	—
Institutional Class	171,872	—	—	—
Select Class	15,979	38,953	1,313,214	7,474

Total	$1,232,910	$39,190	$2,212,699	$308,417

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,195	7	59,018	9,974
Class B	—	—	445	114
Class C	—	7	13,382	152
Class R2	—	—	171	—
Class R5	—	2	11,206	—
Class R6	58,598	—	7,089	—
Institutional Class	9,833	—	—	—
Select Class	913	2,423	131,811	244

Net Asset Value (b):
Class A — Redemption price per share	$17.42	$15.89	$9.84	$29.43
Class B — Offering price per share (c)	—	—	9.78	28.76
Class C — Offering price per share (c)	—	15.54	9.74	27.32
Class R2 — Offering and redemption price per share	—	—	9.84	—
Class R5 — Offering and redemption price per share	—	16.22	9.96	—
Class R6 — Offering and redemption price per share	17.48	—	9.96	—
Institutional Class — Offering and redemption price per share	17.48	—	—	—
Select Class — Offering and redemption price per share	17.51	16.07	9.96	30.63
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.39	$16.77	$10.39	$31.06

Cost of investments in non-affiliates	$1,092,290	$32,684	$1,969,283	$213,814
Cost of investments in affiliates	23,521	1,454	48,378	5,353

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$6,558,044	$633,928		$6,305,354
Investments in affiliates, at value	258,082	—		118,536

Total investment securities, at value	6,816,126	633,928		6,423,890
Deposits at broker for futures contracts	—	—		3,910
Receivables:
Investment securities sold	95,276	13,992		75,400
Fund shares sold	69,483	63		15,234
Dividends from non-affiliates	4,375	790		8,199
Dividends from affiliates	26	—	(a)	13
Securities lending income	—	—		—	(a)
Variation margin on futures contracts	—	—		1,845

Total Assets	6,985,286	648,773		6,528,491

LIABILITIES:
Payables:
Due to custodian	—	1,969		—
Dividends	—	1,287		4,738
Investment securities purchased	51,083	9,603		59,955
Fund shares redeemed	12,429	45		6,377
Accrued liabilities:
Investment advisory fees	2,644	202		2,021
Administration fees	462	44		332
Shareholder servicing fees	965	119		890
Distribution fees	466	8		191
Custodian and accounting fees	36	8		44
Trustees’ and Chief Compliance Officer’s fees	9	—	(a)	—	(a)
Other	318	115		934

Total Liabilities	68,412	13,400		75,482

Net Assets	$6,916,874	$635,373		$6,453,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$6,703,744	$678,237	$5,604,983
Accumulated undistributed (distributions in excess of) net investment income	(3,036)	261	1,751
Accumulated net realized gains (losses)	(192,709)	(109,995)	(177,987)
Net unrealized appreciation (depreciation)	408,875	66,870	1,024,262

Total Net Assets	$6,916,874	$635,373	$6,453,009

Net Assets:
Class A	$1,660,335	$25,789	$662,367
Class B	12,170	1,442	4,979
Class C	205,723	3,215	75,962
Class R2	85,913	142	31,686
Class R5	584,866	25,965	335,220
Class R6	1,047,184	11,269	1,114,492
Institutional Class	—	—	610,670
Select Class	3,320,683	567,551	3,617,633

Total	$6,916,874	$635,373	$6,453,009

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,220	2,340	61,707
Class B	581	133	470
Class C	9,897	298	7,202
Class R2	3,665	13	2,964
Class R5	24,641	2,377	31,181
Class R6	44,070	1,032	103,577
Institutional Class	—	—	56,806
Select Class	140,632	52,157	336,993

Net Asset Value (b):
Class A — Redemption price per share	$23.64	$11.02	$10.73
Class B — Offering price per share (c)	20.96	10.86	10.59
Class C — Offering price per share (c)	20.79	10.80	10.55
Class R2 — Offering and redemption price per share	23.44	10.99	10.69
Class R5 — Offering and redemption price per share	23.74	10.92	10.75
Class R6 — Offering and redemption price per share	23.76	10.92	10.76
Institutional Class — Offering and redemption price per share	—	—	10.75
Select Class — Offering and redemption price per share	23.61	10.88	10.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.95	$11.63	$11.32

Cost of investments in non-affiliates	$6,149,169	$567,058	$5,283,399
Cost of investments in affiliates	258,082	—	118,536

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3		$—		$—		$—
Dividend income from non-affiliates	17,920		166		41,634		7,324
Dividend income from affiliates	21		1		61		7
Income from securities lending (net)	1		—		4		—

Total investment income	17,945		167		41,699		7,331

EXPENSES:
Investment advisory fees	2,129		231		5,106		1,188
Administration fees	746		34		1,115		261
Distribution fees:
Class A	25		—	(a)	926		710
Class B	—		—		35		27
Class C	—		1		520		28
Class R2	—		—		3		—
Shareholder servicing fees:
Class A	25		—	(a)	926		710
Class B	—		—		12		9
Class C	—		—	(a)	174		9
Class R2	—		—		1		—
Class R5	—		—	(a)	30		—
Institutional Class	120		—		—		—
Select Class	31		96		1,893		15
Custodian and accounting fees	52		23		77		34
Interest expense to affiliates	—	(a)	—	(a)	—	(a)	—
Professional fees	62		34		77		45
Trustees’ and Chief Compliance Officer’s fees	7		—	(a)	4		3
Printing and mailing costs	34		9		101		42
Registration and filing fees	45		26		111		82
Transfer agent fees	190		6		742		397
Other	11		—	(a)	16		6

Total expenses	3,477		460		11,869		3,566

Less amounts waived	(324)		(77)		(530)		(16)

Net expenses	3,153		383		11,339		3,550

Net investment income (loss)	14,792		(216)		30,360		3,781

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,557		(2,051)		10,022		9,136
Futures	216		—		—		—

Net realized gain (loss)	12,773		(2,051)		10,022		9,136

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	28,287		3,389		119,295		1,887
Futures	402		—		—		—

Change in net unrealized appreciation (depreciation)	28,689		3,389		119,295		1,887

Net realized/unrealized gains (losses)	41,462		1,338		129,317		11,023

Change in net assets resulting from operations	$56,254		$1,122		$159,677		$14,804

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$9
Dividend income from non-affiliates	31,533	12,347	101,386
Dividend income from affiliates	294	9	123
Income from securities lending (net)	— (a)	1	6

Total investment income	31,827	12,357	101,524

EXPENSES:
Investment advisory fees	18,870	2,536	21,356
Administration fees	3,297	556	4,680
Distribution fees:
Class A	1,914	62	1,279
Class B	109	13	42
Class C	647	21	466
Class R2	110	1	89
Shareholder servicing fees:
Class A	1,914	62	1,279
Class B	36	4	14
Class C	216	7	155
Class R2	55	— (a)	45
Class R5	134	13	121
Institutional Class	—	—	488
Select Class	5,571	1,420	8,182
Custodian and accounting fees	184	52	265
Interest expense to affiliates	—	—	— (a)
Professional fees	85	55	115
Trustees’ and Chief Compliance Officer’s fees	40	3	52
Printing and mailing costs	239	36	663
Registration and filing fees	118	59	259
Transfer agent fees	1,547	257	3,280
Other	29	9	32

Total expenses	35,115	5,166	42,862

Less amounts waived	(754)	(161)	(2,494)

Net expenses	34,361	5,005	40,368

Net investment income (loss)	(2,534)	7,352	61,156

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(142,714)	38,076	(24,911)
Futures	—	—	13,350

Net realized gain (loss)	(142,714)	38,076	(11,561)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	345,625	(59,886)	131,401
Futures	—	—	1,093

Change in net unrealized appreciation (depreciation)	345,625	(59,886)	132,494

Net realized/unrealized gains (losses)	202,911	(21,810)	120,933

Change in net assets resulting from operations	$200,377	$(14,458)	$182,089

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,792	$8,023	$(216)	$(72)
Net realized gain (loss)	12,773	34,601	(2,051)	(1,016)
Change in net unrealized appreciation (depreciation)	28,689	71,384	3,389	1,479

Change in net assets resulting from operations	56,254	114,008	1,122	391

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(137)	(24)	—	—
Class R6 (a)
From net investment income	(12,011)	(4,234)	—	—
Institutional Class
From net investment income	(1,864)	(3,509)	—	—
Select Class
From net investment income	(173)	(130)	—	—

Total distributions to shareholders	(14,185)	(7,897)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	478,660	365,534	(5,780)	41,156

NET ASSETS:
Change in net assets	520,729	471,645	(4,658)	41,547
Beginning of period	712,181	240,536	43,848	2,301

End of period	$1,232,910	$712,181	$39,190	$43,848

Accumulated undistributed (distributions in excess of) net investment income	$519	$125	$(122)	$— (b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,360	$6,494	$3,781	$3,280
Net realized gain (loss)	10,022	9,924	9,136	7,603
Change in net unrealized appreciation (depreciation)	119,295	52,533	1,887	63,810

Change in net assets resulting from operations	159,677	68,951	14,804	74,693

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,456)	(3,059)	(3,511)	(3,110)
From net realized gains	(1,481)	—	—	—
Class B
From net investment income	(61)	(110)	(26)	(27)
From net realized gains	(20)	—	—	—
Class C
From net investment income	(1,172)	(258)	(34)	(23)
From net realized gains	(240)	—	—	—
Class R2 (a)
From net investment income	(12)	— (b)	—	—
From net realized gains	(1)	—	—	—
Class R5 (a)
From net investment income	(1,602)	(13)	—	—
From net realized gains	(229)	—	—	—
Class R6 (c)
From net investment income	(480)	—	—	—
Select Class
From net investment income	(17,837)	(3,166)	(90)	(47)
From net realized gains	(2,850)	—	—	—

Total distributions to shareholders	(33,441)	(6,606)	(3,661)	(3,207)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,626,785	216,829	(23,585)	(26,616)

NET ASSETS:
Change in net assets	1,753,021	279,174	(12,442)	44,870
Beginning of period	459,678	180,504	320,859	275,989

End of period	$2,212,699	$459,678	$308,417	$320,859

Accumulated undistributed (distributions in excess of) net investment income	$(458)	$(477)	$53	$(67)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,534)	$(743)	$7,352	$7,344
Net realized gain (loss)	(142,714)	282,043	38,076	25,904
Change in net unrealized appreciation (depreciation)	345,625	(44,388)	(59,886)	92,323

Change in net assets resulting from operations	200,377	236,912	(14,458)	125,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(248)	(256)
Class B
From net investment income	—	—	(9)	(14)
Class C
From net investment income	—	—	(16)	(18)
Class R2
From net investment income	(1)	—	(1)	(1)
Class R5
From net investment income	(140)	—	(352)	(480)
Class R6 (a)
From net investment income	(129)	—	(156)	(75)
Select Class
From net investment income	(421)	—	(6,698)	(6,412)

Total distributions to shareholders	(691)	—	(7,480)	(7,256)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,791,189	1,176,092	(10,513)	92,237

NET ASSETS:
Change in net assets	4,990,875	1,413,004	(32,451)	210,552
Beginning of period	1,925,999	512,995	667,824	457,272

End of period	$6,916,874	$1,925,999	$635,373	$667,824

Accumulated undistributed (distributions in excess of) net investment income	$(3,036)	$(37)	$261	$236

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61,156	$38,746
Net realized gain (loss)	(11,561)	126,612
Change in net unrealized appreciation (depreciation)	132,494	692,560

Change in net assets resulting from operations	182,089	857,918

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,782)	(2,611)
From net realized gains	(2,714)	—
Class B
From net investment income	(20)	(30)
From net realized gains	(31)	—
Class C
From net investment income	(280)	(223)
From net realized gains	(317)	—
Class R2
From net investment income	(148)	(35)
From net realized gains	(82)	—
Class R5
From net investment income	(3,201)	(2,223)
From net realized gains	(1,305)	—
Class R6 (a)
From net investment income	(10,168)	(3,806)
From net realized gains	(3,702)	—
Institutional Class
From net investment income	(5,886)	(5,016)
From net realized gains	(2,489)	—
Select Class
From net investment income	(34,893)	(24,402)
From net realized gains	(17,997)	—

Total distributions to shareholders	(88,015)	(38,346)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,526,527	1,398,645

NET ASSETS:
Change in net assets	1,620,601	2,218,217
Beginning of period	4,832,408	2,614,191

End of period	$6,453,009	$4,832,408

Accumulated undistributed (distributions in excess of) net investment income	$1,751	$170

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Disciplined Equity Fund			Dynamic Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,796	$2,001		$—	$—
Dividends and distributions reinvested	137	22		—	—
Cost of shares redeemed	(10,466)	(512)		—	—

Change in net assets from Class A capital transactions	$16,467	$1,511		$—	$—

Class R6 (a)
Proceeds from shares issued	$450,054	$559,938	(b)	$—	$—
Dividends and distributions reinvested	12,011	4,234		—	—
Cost of shares redeemed	(50,349)	(55,165)		—	—

Change in net assets from Class R6 capital transactions	$411,716	$509,007		$—	$—

Institutional Class
Proceeds from shares issued	$65,484	$251,624		$—	$—
Dividends and distributions reinvested	1,862	3,505		—	—
Cost of shares redeemed	(19,912)	(401,169	)(b)	—	—

Change in net assets from Institutional Class capital transactions	$47,434	$(146,040)		$—	$—

Select Class
Proceeds from shares issued	$5,060	$3,717		$7,108	$43,933
Dividends and distributions reinvested	86	67		—	—
Cost of shares redeemed	(2,103)	(2,728)		(12,888)	(2,777)

Change in net assets from Select Class capital transactions	$3,043	$1,056		$(5,780)	$41,156

Total change in net assets from capital transactions	$478,660	$365,534		$(5,780)	$41,156

SHARE TRANSACTIONS:
Class A
Issued	1,584	125		—	—
Reinvested	8	1		—	—
Redeemed	(599)	(33)		—	—

Change in Class A Shares	993	93		—	—

Class R6 (a)
Issued	26,788	34,542	(b)	—	—
Reinvested	729	254		—	—
Redeemed	(3,213)	(3,242)		—	—

Change in Class R6 Shares	24,304	31,554		—	—

Institutional Class
Issued	3,833	16,977		—	—
Reinvested	114	223		—	—
Redeemed	(1,194)	(24,965	)(b)	—	—

Change in Institutional Class Shares	2,753	(7,765)		—	—

Select Class
Issued	293	229		479	2,792
Reinvested	5	4		—	—
Redeemed	(126)	(177)		(850)	(183)

Change in Select Class Shares	172	56		(371)	2,609

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$424,660	$139,727	$11,165	$9,059
Dividends and distributions reinvested	8,447	2,832	3,339	2,918
Cost of shares redeemed	(95,525)	(33,330)	(38,398)	(40,745)

Change in net assets from Class A capital transactions	$337,582	$109,229	$(23,894)	$(28,768)

Class B
Proceeds from shares issued	$746	$703	$119	$105
Dividends and distributions reinvested	72	100	26	27
Cost of shares redeemed	(2,541)	(3,078)	(1,356)	(1,849)

Change in net assets from Class B capital transactions	$(1,723)	$(2,275)	$(1,211)	$(1,717)

Class C
Proceeds from shares issued	$110,299	$25,331	$1,398	$1,021
Dividends and distributions reinvested	1,128	215	30	20
Cost of shares redeemed	(15,205)	(4,560)	(1,299)	(702)

Change in net assets from Class C capital transactions	$96,222	$20,986	$129	$339

Class R2 (a)
Proceeds from shares issued	$1,756	$50	$—	$—
Dividends and distributions reinvested	12	— (b)	—	—
Cost of shares redeemed	(150)	—	—	—

Change in net assets from Class R2 capital transactions	$1,618	$50	$—	$—

Class R5 (a)
Proceeds from shares issued	$138,348	$2,964	$—	$—
Dividends and distributions reinvested	1,831	13	—	—
Cost of shares redeemed	(40,633)	(26)	—	—

Change in net assets from Class R5 capital transactions	$99,546	$2,951	$—	$—

Class R6 (c)
Proceeds from shares issued	$83,915	$—	$—	$—
Dividends and distributions reinvested	141	—	—	—
Cost of shares redeemed	(12,794)	—	—	—

Change in net assets from Class R6 capital transactions	$71,262	$—	$—	$—

Select Class
Proceeds from shares issued	$1,203,854	$163,037	$2,028	$3,862
Dividends and distributions reinvested	7,939	564	53	29
Cost of shares redeemed	(189,515)	(77,713)	(690)	(361)

Change in net assets from Select Class capital transactions	$1,022,278	$85,888	$1,391	$3,530

Total change in net assets from capital transactions	$1,626,785	$216,829	$(23,585)	$(26,616)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	45,117	15,758	395	339
Reinvested	897	320	122	109
Redeemed	(10,173)	(3,814)	(1,402)	(1,542)

Change in Class A Shares	35,841	12,264	(885)	(1,094)

Class B
Issued	80	80	4	4
Reinvested	8	12	1	1
Redeemed	(282)	(362)	(52)	(71)

Change in Class B Shares	(194)	(270)	(47)	(66)

Class C
Issued	11,785	2,848	56	40
Reinvested	120	24	1	1
Redeemed	(1,636)	(529)	(51)	(30)

Change in Class C Shares	10,269	2,343	6	11

Class R2 (a)
Issued	180	5	—	—
Reinvested	1	— (b)	—	—
Redeemed	(15)	—	—	—

Change in Class R2 Shares	166	5	—	—

Class R5 (a)
Issued	15,010	310	—	—
Reinvested	193	1	—	—
Redeemed	(4,305)	(3)	—	—

Change in Class R5 Shares	10,898	308	—	—

Class R6 (c)
Issued	8,367	—	—	—
Reinvested	14	—	—	—
Redeemed	(1,292)	—	—	—

Change in Class R6 Shares	7,089	—	—	—

Select Class
Issued	128,808	17,994	71	136
Reinvested	827	63	2	1
Redeemed	(19,342)	(8,677)	(24)	(13)

Change in Select Class Shares	110,293	9,380	49	124

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,485,061	$136,831	$7,733	$6,956
Dividends and distributions reinvested	—	—	241	227
Cost of shares redeemed	(186,800)	(56,181)	(7,007)	(9,150)

Change in net assets from Class A capital transactions	$1,298,261	$80,650	$967	$(1,967)

Class B
Proceeds from shares issued	$713	$482	$50	$80
Dividends and distributions reinvested	—	—	8	14
Cost of shares redeemed	(7,529)	(10,232)	(843)	(1,310)

Change in net assets from Class B capital transactions	$(6,816)	$(9,750)	$(785)	$(1,216)

Class C
Proceeds from shares issued	$188,775	$27,328	$1,321	$1,118
Dividends and distributions reinvested	—	—	14	16
Cost of shares redeemed	(17,008)	(6,716)	(1,141)	(2,166)

Change in net assets from Class C capital transactions	$171,767	$20,612	$194	$(1,032)

Class R2
Proceeds from shares issued	$92,133	$562	$83	$55
Dividends and distributions reinvested	1	—	1	1
Cost of shares redeemed	(6,156)	(33)	(59)	(14)

Change in net assets from Class R2 capital transactions	$85,978	$529	$25	$42

Class R5
Proceeds from shares issued	$597,130	$58,341	$1,737	$29,071
Dividends and distributions reinvested	140	—	352	481
Cost of shares redeemed	(81,364)	(20,118)	(3,616)	(18,502)

Change in net assets from Class R5 capital transactions	$515,906	$38,223	$(1,527)	$11,050

Class R6 (a)
Proceeds from shares issued	$1,106,703	$30,263	$1,179	$11,217
Dividends and distributions reinvested	129	—	156	75
Cost of shares redeemed	(87,682)	(435)	(765)	(94)

Change in net assets from Class R6 capital transactions	$1,019,150	$29,828	$570	$11,198

Select Class
Proceeds from shares issued	$2,248,235	$1,121,868	$25,030	$116,915
Dividends and distributions reinvested	93	—	73	72
Cost of shares redeemed	(541,385)	(105,868)	(35,060)	(42,825)

Change in net assets from Select Class capital transactions	$1,706,943	$1,016,000	$(9,957)	$74,162

Total change in net assets from capital transactions	$4,791,189	$1,176,092	$(10,513)	$92,237

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	63,642	6,395	723	633
Reinvested	—	—	23	21
Redeemed	(8,079)	(2,743)	(648)	(846)

Change in Class A Shares	55,563	3,652	98	(192)

Class B
Issued	36	26	5	8
Reinvested	—	—	1	1
Redeemed	(377)	(572)	(80)	(123)

Change in Class B Shares	(341)	(546)	(74)	(114)

Class C
Issued	9,154	1,465	122	102
Reinvested	—	—	1	2
Redeemed	(834)	(356)	(109)	(207)

Change in Class C Shares	8,320	1,109	14	(103)

Class R2
Issued	3,897	26	7	6
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	(260)	(2)	(5)	(1)

Change in Class R2 Shares	3,637	24	2	5

Class R5
Issued	25,786	2,656	164	3,028
Reinvested	7	—	34	45
Redeemed	(3,549)	(931)	(331)	(1,658)

Change in Class R5 Shares	22,244	1,725	(133)	1,415

Class R6 (a)
Issued	46,377	1,376	119	971
Reinvested	6	—	15	7
Redeemed	(3,669)	(20)	(72)	(8)

Change in Class R6 Shares	42,714	1,356	62	970

Select Class
Issued	98,785	51,982	2,451	10,605
Reinvested	4	—	7	7
Redeemed	(23,773)	(5,390)	(3,125)	(4,113)

Change in Select Class Shares	75,016	46,592	(667)	6,499

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$412,813	$288,805
Dividends and distributions reinvested	6,868	2,411
Cost of shares redeemed	(193,790)	(111,112)

Change in net assets from Class A capital transactions	$225,891	$180,104

Class B
Proceeds from shares issued	$257	$566
Dividends and distributions reinvested	49	28
Cost of shares redeemed	(2,380)	(3,701)

Change in net assets from Class B capital transactions	$(2,074)	$(3,107)

Class C
Proceeds from shares issued	$38,529	$35,307
Dividends and distributions reinvested	526	189
Cost of shares redeemed	(20,678)	(14,793)

Change in net assets from Class C capital transactions	$18,377	$20,703

Class R2
Proceeds from shares issued	$28,358	$10,856
Dividends and distributions reinvested	170	21
Cost of shares redeemed	(5,907)	(3,132)

Change in net assets from Class R2 capital transactions	$22,621	$7,745

Class R5
Proceeds from shares issued	$204,903	$270,327
Dividends and distributions reinvested	4,150	2,062
Cost of shares redeemed	(38,808)	(403,734	)(a)

Change in net assets from Class R5 capital transactions	$170,245	$(131,345)

Class R6 (b)
Proceeds from shares issued	$580,194	$540,527	(a)
Dividends and distributions reinvested	13,543	3,806
Cost of shares redeemed	(40,629)	(5,802)

Change in net assets from Class R6 capital transactions	$553,108	$538,531

Institutional Class
Proceeds from shares issued	$362,823	$245,239
Dividends and distributions reinvested	5,451	2,768
Cost of shares redeemed	(260,526)	(309,619)

Change in net assets from Institutional Class capital transactions	$107,748	$(61,612)

Select Class
Proceeds from shares issued	$1,199,262	$1,352,402
Dividends and distributions reinvested	33,012	3,551
Cost of shares redeemed	(801,663)	(508,327)

Change in net assets from Select Class capital transactions	$430,611	$847,626

Total change in net assets from capital transactions	$1,526,527	$1,398,645

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	39,984	28,479
Reinvested	687	232
Redeemed	(19,011)	(10,930)

Change in Class A Shares	21,660	17,781

Class B
Issued	25	56
Reinvested	5	3
Redeemed	(237)	(380)

Change in Class B Shares	(207)	(321)

Class C
Issued	3,763	3,517
Reinvested	54	18
Redeemed	(2,067)	(1,487)

Change in Class C Shares	1,750	2,048

Class R2
Issued	2,720	1,045
Reinvested	17	2
Redeemed	(577)	(302)

Change in Class R2 Shares	2,160	745

Class R5
Issued	20,118	28,025
Reinvested	409	207
Redeemed	(3,739)	(39,068	)(a)

Change in Class R5 Shares	16,788	(10,836)

Class R6 (b)
Issued	54,627	51,669	(a)
Reinvested	1,340	356
Redeemed	(3,879)	(536)

Change in Class R6 Shares	52,088	51,489

Institutional Class
Issued	34,671	24,103
Reinvested	538	271
Redeemed	(25,385)	(30,551)

Change in Institutional Class Shares	9,824	(6,177)

Select Class
Issued	117,290	134,052
Reinvested	3,323	343
Redeemed	(77,448)	(50,487)

Change in Select Class Shares	43,165	83,908

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Year Ended June 30, 2012	$16.80	$0.21	(c)	$0.61	$0.82	$(0.20)
Year Ended June 30, 2011	13.07	0.17	(c)	3.72	3.89	(0.16)
Year Ended June 30, 2010	11.52	0.18	(c)	1.54	1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(c)	(3.93)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(c)	(3.00)	(2.78)	(0.23)

Class R6 (d)
Year Ended June 30, 2012	16.83	0.29	(c)	0.63	0.92	(0.27)
Year Ended June 30, 2011	13.08	0.25	(c)	3.73	3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(c)	1.56	1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(c)	(3.94)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(c)	(3.02)	(2.71)	(0.31)

Institutional Class
Year Ended June 30, 2012	16.83	0.27	(c)	0.63	0.90	(0.25)
Year Ended June 30, 2011	13.09	0.24	(c)	3.72	3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(c)	1.57	1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(c)	(3.90)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(c)	(3.01)	(2.72)	(0.30)

Select Class
Year Ended June 30, 2012	16.86	0.25	(c)	0.63	0.88	(0.23)
Year Ended June 30, 2011	13.11	0.21	(c)	3.73	3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(c)	1.56	1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(c)	(3.94)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(c)	(3.00)	(2.74)	(0.26)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$17.42	4.98%	$20,831	0.85%	1.21%	0.88%	198%
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72

17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72

17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72

17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Year Ended June 30, 2012	$15.47	$(0.12)		$0.54	$0.42	$—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

$15.89	2.71%	$106	1.24%	(0.81)%	1.44%	99%
15.47	35.23	103	1.23	(0.71)	3.18	97
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

15.54	2.17	104	1.74	(1.31)	1.94	99
15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

16.22	3.18	27	0.79	(0.36)	0.99	99
15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

16.07	2.95	38,953	0.99	(0.56)	1.19	99
15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2012	$9.38	$0.21	(e)	$0.46	$0.67	$(0.17)	$(0.04)	$(0.21)
Year Ended June 30, 2011	7.26	0.19	(e)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)

Class B
Year Ended June 30, 2012	9.33	0.15	(e)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)

Class C
Year Ended June 30, 2012	9.30	0.16	(e)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)

Class R2
Year Ended June 30, 2012	9.38	0.19	(e)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (f) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2012	9.49	0.26	(e)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (f) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Class R6
January 31, 2012 (f) through June 30, 2012	9.64	0.13	(e)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2012	9.50	0.24	(e)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.84	7.30%	$580,848	1.04%	2.22%	1.08%	44%
9.38	32.06	217,462	1.05	2.16	1.14	37
7.26	16.94	79,236	1.20	2.29	1.22	43
6.35	(22.86)	66,117	1.23	3.13	1.39	54
9.11	(16.48)	97,572	1.18	2.61	1.18	49

9.78	6.75	4,353	1.54	1.64	1.59	44
9.33	31.44	5,962	1.56	1.66	1.65	37
7.22	16.63	6,563	1.72	1.77	1.72	43
6.30	(23.39)	7,829	1.85	2.49	1.89	54
9.05	(16.99)	14,129	1.68	2.04	1.68	49

9.74	6.72	130,366	1.54	1.74	1.58	44
9.30	31.52	28,947	1.55	1.69	1.63	37
7.20	16.34	5,549	1.71	1.79	1.72	43
6.30	(23.36)	3,879	1.85	2.54	1.90	54
9.05	(16.92)	4,425	1.68	2.05	1.68	49

9.84	7.13	1,682	1.29	1.94	1.32	44
9.38	2.54	51	1.28	1.80	1.36	37

9.96	7.78	111,647	0.58	2.77	0.63	44
9.49	2.77	2,925	0.58	3.21	0.66	37

9.96	4.47	70,589	0.53	3.28	0.58	44

9.96	7.48	1,313,214	0.78	2.48	0.83	44
9.50	32.42	204,331	0.80	2.45	0.89	37
7.35	17.45	89,156	0.86	2.64	0.97	43
6.42	(22.59)	78,303	0.89	3.51	1.15	54
9.20	(16.26)	67,729	0.89	2.86	0.93	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2012	$28.26	$0.35	(c)	$1.16	$1.51	$(0.34)	$—	$(0.34)
Year Ended June 30, 2011	22.30	0.28	(c)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(c)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(c)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(c)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)

Class B
Year Ended June 30, 2012	27.62	0.21	(c)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(c)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(c)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(c)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(c)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)

Class C
Year Ended June 30, 2012	26.27	0.20	(c)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(c)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(c)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(c)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(c)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)

Select Class
Year Ended June 30, 2012	29.39	0.45	(c)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(c)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(c)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(c)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(c)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$29.43	5.45%	$293,520	1.19%	1.28%	1.19%	28%
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69

28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69

27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69

30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2012	$22.38	$(0.06	)(e)	$1.32	$1.26	$—
Year Ended June 30, 2011	15.86	(0.04	)(e)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90	0.83	—

Class B
Year Ended June 30, 2012	19.93	(0.15	)(e)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82	0.66	—

Class C
Year Ended June 30, 2012	19.77	(0.15	)(e)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82	0.66	—

Class R2
Year Ended June 30, 2012	22.24	(0.12	)(e)	1.32	1.20	— (f)
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(e)	(0.31)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2012	22.39	0.04	(e)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(e)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(e)	0.81	0.82	(0.01)

Class R6
Year Ended June 30, 2012	22.40	0.05	(e)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(e)	2.43	2.46	—

Select Class
Year Ended June 30, 2012	22.31	(0.01	)(e)	1.31	1.30	— (f)
Year Ended June 30, 2011	15.79	—	(e)(f)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(e)(f)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89	0.87	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.64	5.63%	$1,660,335	1.09%	(0.25)%	1.15%	28%
22.38	41.11	328,012	1.11	(0.19)	1.23	84
15.86	18.54	174,585	1.24	(0.27)	1.31	61
13.38	(31.26)	160,168	1.24	0.05	1.45	124
19.50	4.45	251,333	1.24	(0.36)	1.28	52

20.96	5.17	12,170	1.59	(0.75)	1.65	28
19.93	40.35	18,374	1.62	(0.70)	1.74	84
14.20	17.84	20,842	1.77	(0.80)	1.82	61
12.05	(31.69)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	60,623	1.77	(0.88)	1.78	52

20.79	5.16	205,723	1.59	(0.75)	1.65	28
19.77	40.31	31,181	1.60	(0.68)	1.71	84
14.09	17.91	6,588	1.77	(0.80)	1.81	61
11.95	(31.67)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	12,465	1.77	(0.88)	1.78	52

23.44	5.41	85,913	1.34	(0.50)	1.39	28
22.24	40.67	626	1.34	(0.50)	1.42	84
15.81	18.25	58	1.48	(0.52)	1.56	61
13.37	(2.16)	49	1.49	0.16	1.80	124

23.74	6.10	584,866	0.69	0.16	0.70	28
22.39	41.62	53,668	0.71	0.22	0.76	84
15.81	19.05	10,618	0.78	0.20	0.85	61
13.28	6.56	53	0.79	0.19	1.17	124

23.76	6.15	1,047,184	0.63	0.20	0.64	28
22.40	12.34	30,386	0.63	0.25	0.65	84

23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61
13.28	(31.13)	335,992	0.99	0.29	1.19	124
19.33	4.71	581,830	0.99	(0.10)	1.03	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2012	$11.45	$0.11	(e)	$(0.43)	$(0.32)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	9.15	0.12	(e)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)

Class B
Year Ended June 30, 2012	11.28	0.05	(e)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(e)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)

Class C
Year Ended June 30, 2012	11.22	0.05	(e)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(e)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)

Class R2
Year Ended June 30, 2012	11.42	0.08	(e)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(e)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (f) through June 30, 2009	8.10	0.11	(e)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2012	11.34	0.14	(e)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(e)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)

Class R6
Year Ended June 30, 2012	11.34	0.15	(e)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (f) through June 30, 2011	10.19	0.10	(e)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2012	11.30	0.12	(e)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(e)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.02	(2.75)%	$25,789	0.95%	1.00%	1.06%	144%
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93

10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93

10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93

10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93

10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2012	$10.65	$0.10	(e)	$0.13	$0.23	$(0.09)	$(0.06)	$(0.15)
Year Ended June 30, 2011	8.30	0.08	(e)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)

Class B
Year Ended June 30, 2012	10.51	0.04	(e)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)

Class C
Year Ended June 30, 2012	10.47	0.04	(e)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)

Class R2
Year Ended June 30, 2012	10.62	0.07	(e)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (f) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2012	10.66	0.14	(e)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Class R6
Year Ended June 30, 2012	10.67	0.14	(e)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (f) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2012	10.66	0.13	(e)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Select Class
Year Ended June 30, 2012	10.65	0.12	(e)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.73	2.27%	$662,367	0.97%	0.93%	1.08%	83%
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101
9.56	(10.55)	120,365	1.05	0.91	1.07	103

10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101
9.45	(11.08)	12,548	1.57	0.38	1.57	103

10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101
9.44	(11.03)	8,589	1.57	0.40	1.57	103

10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101
9.55	(10.16)	96,194	0.59	1.42	0.62	103

10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101
9.55	(10.20)	249,806	0.64	1.33	0.67	103

10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101
9.54	(10.34)	987,949	0.79	1.17	0.82	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,240,493	$1,427	$—	$1,241,920

Appreciation in Other Financial Instruments
Futures Contracts	$665	$—	$—	$665

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,128	$2,107	$—	$39,235

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$2,221,068	$—	$—	$2,221,068

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$306,390	$—	$—	$306,390

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,574,898	$241,228	$—	$6,816,126

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$75,494	$—	$—	$75,494
Consumer Staples	22,028	—	—	22,028
Energy	106,023	—	—	106,023
Financials	171,397	—	2,686	174,083
Health Care	94,936	—	—	94,936
Industrials	64,266	—	—	64,266
Information Technology	69,279	—	—	69,279
Materials	4,686	—	—	4,686
Telecommunication Services	2,297	—	—	2,297
Utilities	20,836	—	—	20,836

Total Investments in Securities	$631,242	$—	$2,686	$633,928

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

U.S. Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,401,184	$22,706	$—	$6,423,890

Appreciation in Other Financial Instruments
Futures Contracts	$2,307	$—	$—	$2,307

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/12
Investments in Securities
Common Stocks — Financials	$2,306	$—	$380	$—	$—	$—	$—	$—	$2,686

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $380,000 for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2012 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,686	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$13,909	$49,681
Ending Notional Balance Long	19,397	78,061

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	3

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. The Funds did not have any securities out on loan at June 30, 2012.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	3

(a)	Amount rounds to less than $1,000.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Disciplined Equity Fund	$586	$(213)	$(373)
Dynamic Growth Fund	(94)	94	—
Equity Income Fund	(1)	(1,721)	1,722
Large Cap Growth Fund	(1,123)	226	897
Large Cap Value Fund	(1)	153	(152)
U.S. Equity Fund	(2)	(197)	199

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Disciplined Equity Fund and U.S. Equity Fund), expiration of capital loss carryforwards (Disciplined Equity Fund and Large Cap Growth Fund), net operating loss (Dynamic Growth Fund), investments in partnerships (Equity Income Fund, Large Cap Value Fund and U.S. Equity Fund) and taxable overdistributions (Large Cap Growth Fund).

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$2	$—
Equity Income Fund	266	14
Growth and Income Fund	23	2
Large Cap Growth Fund	278	7
Large Cap Value Fund	5	—	(a)
U.S. Equity Fund	177	7

(a)	Amount rounds to less than $1,000.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$295	$—	$295
Dynamic Growth Fund	40	14	20	74
Equity Income Fund	281	176	—	457
Growth and Income Fund	—	—	3	3
Large Cap Growth Fund	—	—	407	407
Large Cap Value Fund	—	120	27	147
U.S. Equity Fund	1,155	716	418	2,289

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$29
Dynamic Growth Fund	3
Equity Income Fund	73
Growth and Income Fund	13
Large Cap Growth Fund	347
Large Cap Value Fund	14
U.S. Equity Fund	205

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$2,154,945	$1,678,712	$—	$500
Dynamic Growth Fund	37,307	43,123	—	—
Equity Income Fund	2,141,542	549,641	—	—
Growth and Income Fund	82,921	101,927	—	—
Large Cap Growth Fund	5,573,281	1,041,898	—	—
Large Cap Value Fund	910,310	923,252	—	—
U.S. Equity Fund	5,831,891	4,385,666	—	3,211

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,142,238	$117,715	$18,033	$99,682
Dynamic Growth Fund	34,523	5,395	683	4,712
Equity Income Fund	2,024,301	217,637	20,870	196,767
Growth and Income Fund	222,762	88,710	5,082	83,628
Large Cap Growth Fund	6,436,842	593,630	214,346	379,284
Large Cap Value Fund	581,144	73,976	21,192	52,784
U.S. Equity Fund	5,653,285	918,538	147,933	770,605

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal year ended June 30, 2012, was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$14,185	$—	$14,185
Equity Income Fund	28,620	4,821	33,441
Growth and Income Fund	3,661	—	3,661
Large Cap Growth Fund	691	—	691
Large Cap Value Fund	7,480	—	7,480
U.S. Equity Fund	59,378	28,637	88,015

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$7,897	$7,897
Equity Income Fund	6,606	6,606
Growth and Income Fund	3,207	3,207
Large Cap Value Fund	7,256	7,256
U.S. Equity Fund	38,346	38,346

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$555	$17,676	$99,682
Dynamic Growth Fund	—	(2,859)	4,712
Equity Income Fund	5,314	10,978	196,767
Growth and Income Fund	138	(81,727)	83,628
Large Cap Growth Fund	—	(89,736)	379,284
Large Cap Value Fund	1,574	(95,910)	52,784
U.S. Equity Fund	6,561	75,669	770,605

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Disciplined Equity Fund and Growth and Income Fund), distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), post-October loss deferrals (Dynamic Growth Fund and Large Cap Growth Fund), late-year loss deferred (Dynamic Growth Fund and Large Cap Growth Fund), partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,950	$—
Large Cap Growth Fund	36,940	3,625

As of June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	5,691	76,036	—		81,727
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	9,758	86,152	—		95,910

(a)	Amount rounds to less than $1,000.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$7,465
Growth and Income Fund	9,429
Large Cap Value Fund	34,614

During the year ended June 30, 2012, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Large Cap Growth Fund (a)	$896

(a)	Acquired from JPMorgan Equity Growth Fund.

Net capital losses and net specified gains (losses) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Growth Fund	$122	$733	$—
Large Cap Growth Fund	2,993	66,416	6,965

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund and Large Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	79.0%
Dynamic Growth Fund	86.7%	n/a
Large Cap Value Fund	87.9	n/a
U.S. Equity Fund	14.8	n/a

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	85

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	87

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012 and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,095.80	$4.43	0.85%
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Class R6
Actual*	1,000.00	1,098.90	1.83	0.35
Hypothetical*	1,000.00	1,023.12	1.76	0.35
Institutional Class
Actual*	1,000.00	1,098.40	2.35	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Select Class
Actual*	1,000.00	1,097.40	3.13	0.60
Hypothetical*	1,000.00	1,021.88	3.02	0.60

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,127.70	6.56	1.24
Hypothetical*	1,000.00	1,018.70	6.22	1.24
Class C
Actual*	1,000.00	1,125.30	9.19	1.74
Hypothetical*	1,000.00	1,016.21	8.72	1.74
Class R5
Actual*	1,000.00	1,130.30	4.18	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79
Select Class
Actual*	1,000.00	1,128.50	5.24	0.99
Hypothetical*	1,000.00	1,019.94	4.97	0.99

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	$1,000.00	$1,074.20	$5.31	1.03%
Hypothetical*	1,000.00	1,019.74	5.17	1.03
Class B
Actual*	1,000.00	1,071.00	7.88	1.53
Hypothetical*	1,000.00	1,017.26	7.67	1.53
Class C
Actual*	1,000.00	1,071.50	7.88	1.53
Hypothetical*	1,000.00	1,017.26	7.67	1.53
Class R2
Actual*	1,000.00	1,072.80	6.65	1.29
Hypothetical*	1,000.00	1,018.45	6.47	1.29
Class R5
Actual*	1,000.00	1,076.50	2.99	0.58
Hypothetical*	1,000.00	1,021.98	2.92	0.58
Class R6
Actual**	1,000.00	1,044.70	2.24	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Select Class
Actual*	1,000.00	1,074.40	4.02	0.78
Hypothetical*	1,000.00	1,020.98	3.92	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,106.60	6.13	1.17
Hypothetical*	1,000.00	1,019.05	5.87	1.17
Class B
Actual*	1,000.00	1,103.90	8.74	1.67
Hypothetical*	1,000.00	1,016.56	8.37	1.67
Class C
Actual*	1,000.00	1,103.80	8.74	1.67
Hypothetical*	1,000.00	1,016.56	8.37	1.67
Select Class
Actual*	1,000.00	1,108.30	4.61	0.88
Hypothetical*	1,000.00	1,020.49	4.42	0.88

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,099.00	5.69	1.09
Hypothetical*	1,000.00	1,019.44	5.47	1.09
Class B
Actual*	1,000.00	1,096.80	8.29	1.59
Hypothetical*	1,000.00	1,016.96	7.97	1.59
Class C
Actual*	1,000.00	1,096.50	8.29	1.59
Hypothetical*	1,000.00	1,016.96	7.97	1.59
Class R2
Actual*	1,000.00	1,097.90	6.99	1.34
Hypothetical*	1,000.00	1,018.20	6.72	1.34
Class R5
Actual*	1,000.00	1,101.60	3.55	0.68
Hypothetical*	1,000.00	1,021.48	3.42	0.68
Class R6
Actual*	1,000.00	1,101.50	3.29	0.63
Hypothetical*	1,000.00	1,021.73	3.17	0.63

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual*	$1,000.00	$1,100.20	$4.60	0.88%
Hypothetical*	1,000.00	1,020.49	4.42	0.88

Large Cap Value Fund
Class A
Actual*	1,000.00	1,061.60	4.87	0.95
Hypothetical*	1,000.00	1,020.14	4.77	0.95
Class B
Actual*	1,000.00	1,058.60	7.42	1.45
Hypothetical*	1,000.00	1,017.65	7.27	1.45
Class C
Actual*	1,000.00	1,059.50	7.42	1.45
Hypothetical*	1,000.00	1,017.65	7.27	1.45
Class R2
Actual*	1,000.00	1,060.70	6.15	1.20
Hypothetical*	1,000.00	1,018.90	6.02	1.20
Class R5
Actual*	1,000.00	1,063.10	2.98	0.58
Hypothetical*	1,000.00	1,021.98	2.92	0.58
Class R6
Actual*	1,000.00	1,063.40	2.72	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Select Class
Actual*	1,000.00	1,062.30	4.00	0.78
Hypothetical*	1,000.00	1,020.98	3.92	0.78

U.S. Equity Fund
Class A
Actual*	1,000.00	1,088.20	5.04	0.97
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Class B
Actual*	1,000.00	1,085.30	7.62	1.47
Hypothetical*	1,000.00	1,017.55	7.37	1.47
Class C
Actual*	1,000.00	1,086.20	7.62	1.47
Hypothetical*	1,000.00	1,017.55	7.37	1.47
Class R2
Actual*	1,000.00	1,087.80	6.33	1.22
Hypothetical*	1,000.00	1,018.80	6.12	1.22
Class R5
Actual*	1,000.00	1,091.10	3.07	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Class R6
Actual*	1,000.00	1,091.20	2.81	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,090.80	3.33	0.64
Hypothetical*	1,000.00	1,021.68	3.22	0.64
Select Class
Actual*	1,000.00	1,090.10	4.11	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the actual period). Commencement of offering of class of shares was January 31, 2012.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	91

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Growth Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Income Fund	$4,821
U.S. Equity Fund	28,637

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$14,185
Equity Income Fund	28,620
Growth and Income Fund	3,661
Large Cap Growth Fund	691
Large Cap Value Fund	7,480
U.S. Equity Fund	59,378

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-LCE-612

Annual Report

J.P. Morgan Equity Funds

June 30, 2012

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.26%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$1,770,211

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed in line with the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2012. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk triggered a decline in stock prices in the third quarter of 2011 and the second quarter of 2012. Nonetheless, the Benchmark returned 5.45% for the twelve months ended June 30, 2012.

Performance among sectors in the Benchmark varied during the reporting period. The energy and materials sectors posted negative returns and were the worst performers, while the utilities and consumer staples sectors produced positive returns and were the strongest performing sectors.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.4%
2.	Exxon Mobil Corp.	3.2
3.	Microsoft Corp.	1.9
4.	International Business Machines Corp.	1.8
5.	General Electric Co.	1.8
6.	AT&T, Inc.	1.7
7.	Chevron Corp.	1.7
8.	Johnson & Johnson	1.5
9.	Wells Fargo & Co.	1.4
10.	Coca-Cola Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.7%
Financials	14.4
Health Care	11.9
Consumer Staples	11.3
Consumer Discretionary	10.9
Energy	10.8
Industrials	10.4
Utilities	3.7
Materials	3.4
Telecommunication Services	3.2
Short-Term Investment	0.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	02/18/92
Without Sales Charge		5.00%	(0.17)%	4.86%
With Sales Charge*		(0.51)	(1.24)	4.30
CLASS B SHARES	01/14/94
Without CDSC		4.20	(0.92)	4.23
With CDSC**		(0.80)	(1.33)	4.23
CLASS C SHARES	11/04/97
Without CDSC		4.21	(0.91)	4.08
With CDSC***		3.21	(0.91)	4.08
SELECT CLASS SHARES	07/02/91	5.26	0.08	5.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.96%
S&P 1000 Index	-1.21%

Net Assets as of 6/30/2012 (In Thousands)	$1,183,572

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 1000 Index*** (the “Benchmark”) for the twelve months ended June 30, 2012. The Benchmark is a blend of the S&P SmallCap 600 Index and the S&P MidCap 400 Index.

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk triggered a decline in stock prices in the third quarter of 2011 and the second quarter of 2012. This decline was more pronounced among small- and mid-cap stocks versus large-cap stocks, which caused the Benchmark to finish the twelve months ended June 30, 2012 with a 1.21% loss.

There were two principal drivers to the Fund’s portfolio managers’ stock selection process: valuation (how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value) and fundamentals (how healthy they judge the company’s short-term operating trends to be). They used a bottom up approach, meaning they selected stocks based on the attractiveness of individual companies (as opposed to a top-down approach, which focuses on economic, sector, and market data to guide stock selection). The Fund’s stock selection in the financials and consumer non-durables sectors was the main detractor from relative performance. The Fund’s stock selection in the consumer capital spending and biotechnology sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to follow an industry-neutral approach to portfolio construction. Using a quantitative model, they focused on, what they believed to be, the best stocks in each of approximately 60 industries, and generally owned 850 to 900 stocks. The Fund’s portfolio managers took modestly active positions in individual stocks, generally 10 to 25 basis points greater or lesser than the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals based on their stock selection process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	HollyFrontier Corp.	0.7%
2.	PetSmart, Inc.	0.7
3.	Alliance Data Systems Corp.	0.7
4.	Foot Locker, Inc.	0.6
5.	Vertex Pharmaceuticals, Inc.	0.6
6.	Questcor Pharmaceuticals, Inc.	0.6
7.	Everest Re Group Ltd., (Bermuda)	0.5
8.	J.B. Hunt Transport Services, Inc.	0.5
9.	AMETEK, Inc.	0.5
10.	AGCO Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Financials	20.7%
Information Technology	16.6
Industrials	15.7
Consumer Discretionary	14.1
Health Care	10.3
Materials	6.2
Energy	5.2
Utilities	4.4
Consumer Staples	4.3
Others (each less than 1.0%)	0.6
Short-Term Investments	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/31/98
Without Sales Charge		(2.22)%	0.97%	7.40%
With Sales Charge*		(7.36)	(0.11)	6.82
CLASS B SHARES	07/31/98
Without CDSC		(2.98)	0.23	6.78
With CDSC**		(7.98)	(0.17)	6.78
CLASS C SHARES	03/22/99
Without CDSC		(2.85)	0.25	6.61
With CDSC***		(3.85)	0.25	6.61
CLASS R2 SHARES	11/03/08	(2.64)	0.60	7.01
SELECT CLASS SHARES	07/31/98	(1.96)	1.22	7.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index, and the Lipper Mid-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.5%
	Consumer Discretionary — 10.9%
	Auto Components — 0.2%
16	BorgWarner, Inc. (a)	1,076
35	Goodyear Tire & Rubber Co. (The) (a)	413
97	Johnson Controls, Inc.	2,698

		4,187

	Automobiles — 0.4%
546	Ford Motor Co.	5,239
33	Harley-Davidson, Inc.	1,515

		6,754

	Distributors — 0.1%
22	Genuine Parts Co.	1,345

	Diversified Consumer Services — 0.1%
15	Apollo Group, Inc., Class A (a)	556
8	DeVry, Inc.	261
42	H&R Block, Inc.	672

		1,489

	Hotels, Restaurants & Leisure — 1.9%
65	Carnival Corp.	2,223
5	Chipotle Mexican Grill, Inc. (a)	1,724
18	Darden Restaurants, Inc.	932
42	International Game Technology	665
38	Marriott International, Inc., Class A	1,486
145	McDonald’s Corp.	12,877
109	Starbucks Corp.	5,789
28	Starwood Hotels & Resorts Worldwide, Inc.	1,500
21	Wyndham Worldwide Corp.	1,101
11	Wynn Resorts Ltd.	1,179
66	Yum! Brands, Inc.	4,247

		33,723

	Household Durables — 0.3%
40	D.R. Horton, Inc.	737
10	Harman International Industries, Inc.	399
20	Leggett & Platt, Inc.	424
23	Lennar Corp., Class A	720
41	Newell Rubbermaid, Inc.	753
48	PulteGroup, Inc. (a)	517
11	Whirlpool Corp.	676

		4,226

	Internet & Catalog Retail — 1.0%
52	Amazon.com, Inc. (a)	11,780
13	Expedia, Inc.	621
8	NetFlix, Inc. (a)	544
7	priceline.com, Inc. (a)	4,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
14	TripAdvisor, Inc. (a)	609

		18,290

	Leisure Equipment & Products — 0.1%
17	Hasbro, Inc.	566
49	Mattel, Inc.	1,581

		2,147

	Media — 3.4%
31	Cablevision Systems Corp., Class A	407
93	CBS Corp. (Non-Voting), Class B	3,041
386	Comcast Corp., Class A	12,337
94	DIRECTV, Class A (a)	4,577
36	Discovery Communications, Inc., Class A (a)	1,971
34	Gannett Co., Inc.	495
63	Interpublic Group of Cos., Inc. (The)	688
40	McGraw-Hill Cos., Inc. (The)	1,802
302	News Corp., Class A	6,721
39	Omnicom Group, Inc.	1,896
13	Scripps Networks Interactive, Inc., Class A	754
45	Time Warner Cable, Inc.	3,672
137	Time Warner, Inc.	5,290
76	Viacom, Inc., Class B	3,552
256	Walt Disney Co. (The)	12,408
1	Washington Post Co. (The), Class B	257

		59,868

	Multiline Retail — 0.8%
9	Big Lots, Inc. (a)	372
33	Dollar Tree, Inc. (a)	1,786
17	Family Dollar Stores, Inc.	1,111
21	J.C. Penney Co., Inc.	489
34	Kohl’s Corp.	1,561
59	Macy’s, Inc.	2,031
23	Nordstrom, Inc.	1,139
5	Sears Holdings Corp. (a)	327
95	Target Corp.	5,507

		14,323

	Specialty Retail — 2.0%
12	Abercrombie & Fitch Co., Class A	403
6	AutoNation, Inc. (a)	210
4	AutoZone, Inc. (a)	1,400
33	Bed Bath & Beyond, Inc. (a)	2,056
40	Best Buy Co., Inc.	832
33	CarMax, Inc. (a)	847
19	GameStop Corp., Class A	342
48	Gap, Inc. (The)	1,303

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
219	Home Depot, Inc. (The)	11,609
35	Limited Brands, Inc.	1,471
168	Lowe’s Cos., Inc.	4,790
18	O’Reilly Automotive, Inc. (a)	1,512
32	Ross Stores, Inc.	2,017
99	Staples, Inc.	1,287
18	Tiffany & Co.	961
106	TJX Cos., Inc.	4,553
16	Urban Outfitters, Inc. (a)	440

		36,033

	Textiles, Apparel & Luxury Goods — 0.6%
41	Coach, Inc.	2,406
7	Fossil, Inc. (a)	570
52	Nike, Inc., Class B	4,607
9	Ralph Lauren Corp.	1,301
12	V.F. Corp.	1,653

		10,537

	Total Consumer Discretionary	192,922

	Consumer Staples — 11.2%
	Beverages — 2.8%
23	Beam, Inc.	1,410
14	Brown-Forman Corp., Class B	1,378
323	Coca-Cola Co. (The)	25,247
43	Coca-Cola Enterprises, Inc.	1,204
23	Constellation Brands, Inc., Class A (a)	629
30	Dr. Pepper Snapple Group, Inc.	1,327
22	Molson Coors Brewing Co., Class B	936
22	Monster Beverage Corp. (a)	1,571
224	PepsiCo, Inc.	15,817

		49,519

	Food & Staples Retailing — 2.4%
62	Costco Wholesale Corp.	5,879
183	CVS Caremark Corp.	8,571
80	Kroger Co. (The)	1,862
34	Safeway, Inc.	624
84	Sysco Corp.	2,499
123	Walgreen Co.	3,653
247	Wal-Mart Stores, Inc.	17,220
23	Whole Foods Market, Inc.	2,229

		42,537

	Food Products — 1.7%
94	Archer-Daniels-Midland Co.	2,782
25	Campbell Soup Co.	846

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
59	ConAgra Foods, Inc.	1,542
26	Dean Foods Co. (a)	450
93	General Mills, Inc.	3,571
46	H.J. Heinz Co.	2,490
22	Hershey Co. (The)	1,568
20	Hormel Foods Corp.	597
16	JM Smucker Co. (The)	1,225
35	Kellogg Co.	1,741
254	Kraft Foods, Inc., Class A	9,800
19	McCormick & Co., Inc. (Non-Voting)	1,151
29	Mead Johnson Nutrition Co.	2,349
41	Tyson Foods, Inc., Class A	778

		30,890

	Household Products — 2.1%
19	Clorox Co. (The)	1,349
68	Colgate-Palmolive Co.	7,111
56	Kimberly-Clark Corp.	4,702
392	Procter & Gamble Co. (The)	24,021

		37,183

	Personal Products — 0.2%
62	Avon Products, Inc.	1,002
32	Estee Lauder Cos., Inc. (The), Class A	1,746

		2,748

	Tobacco — 2.0%
291	Altria Group, Inc.	10,063
19	Lorillard, Inc.	2,465
244	Philip Morris International, Inc.	21,301
47	Reynolds American, Inc.	2,129

		35,958

	Total Consumer Staples	198,835

	Energy — 10.8%
	Energy Equipment & Services — 1.7%
63	Baker Hughes, Inc.	2,579
35	Cameron International Corp. (a)	1,506
10	Diamond Offshore Drilling, Inc.	588
34	FMC Technologies, Inc. (a)	1,343
132	Halliburton Co.	3,751
15	Helmerich & Payne, Inc.	669
42	Nabors Industries Ltd., (Bermuda) (a)	598
61	National Oilwell Varco, Inc.	3,931
36	Noble Corp., (Switzerland) (a)	1,175
18	Rowan Cos. plc, Class A (a)	575
191	Schlumberger Ltd.	12,389

		29,104

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 9.1%
32	Alpha Natural Resources, Inc. (a)	275
72	Anadarko Petroleum Corp.	4,733
56	Apache Corp.	4,916
30	Cabot Oil & Gas Corp.	1,183
95	Chesapeake Energy Corp.	1,763
282	Chevron Corp.	29,795
181	ConocoPhillips	10,114
33	CONSOL Energy, Inc.	985
56	Denbury Resources, Inc. (a)	845
58	Devon Energy Corp.	3,357
39	EOG Resources, Inc.	3,477
21	EQT Corp.	1,148
669	Exxon Mobil Corp.	57,271
44	Hess Corp.	1,891
72	Kinder Morgan, Inc.	2,329
101	Marathon Oil Corp.	2,581
49	Marathon Petroleum Corp.	2,191
28	Murphy Oil Corp.	1,398
19	Newfield Exploration Co. (a)	566
25	Noble Energy, Inc.	2,158
116	Occidental Petroleum Corp.	9,957
39	Peabody Energy Corp.	956
89	Phillips 66 (a)	2,975
18	Pioneer Natural Resources Co.	1,553
26	QEP Resources, Inc.	765
23	Range Resources Corp.	1,436
50	Southwestern Energy Co. (a)	1,591
93	Spectra Energy Corp.	2,715
15	Sunoco, Inc.	720
20	Tesoro Corp. (a)	501
79	Valero Energy Corp.	1,911
90	Williams Cos., Inc. (The)	2,581
28	WPX Energy, Inc. (a)	460

		161,097

	Total Energy	190,201

	Financials — 14.3%
	Capital Markets — 1.8%
31	Ameriprise Financial, Inc.	1,635
171	Bank of New York Mellon Corp. (The)	3,747
18	BlackRock, Inc.	3,115
155	Charles Schwab Corp. (The)	2,002
36	E*TRADE Financial Corp. (a)	293
13	Federated Investors, Inc., Class B	290
20	Franklin Resources, Inc.	2,256
70	Goldman Sachs Group, Inc. (The)	6,749

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
64	Invesco Ltd.	1,450
18	Legg Mason, Inc.	474
218	Morgan Stanley	3,180
35	Northern Trust Corp.	1,588
70	State Street Corp.	3,122
37	T. Rowe Price Group, Inc.	2,299

		32,200

	Commercial Banks — 2.9%
100	BB&T Corp.	3,085
28	Comerica, Inc.	864
132	Fifth Third Bancorp	1,765
36	First Horizon National Corp.	313
124	Huntington Bancshares, Inc.	792
136	KeyCorp	1,056
18	M&T Bank Corp.	1,496
76	PNC Financial Services Group, Inc.	4,625
202	Regions Financial Corp.	1,365
77	SunTrust Banks, Inc.	1,866
271	U.S. Bancorp	8,719
761	Wells Fargo & Co.	25,433
26	Zions Bancorp	512

		51,891

	Consumer Finance — 0.9%
143	American Express Co.	8,342
83	Capital One Financial Corp.	4,540
76	Discover Financial Services	2,625
70	SLM Corp.	1,097

		16,604

	Diversified Financial Services — 2.9%
1,542	Bank of America Corp.	12,617
420	Citigroup, Inc.	11,503
10	CME Group, Inc.	2,551
10	IntercontinentalExchange, Inc. (a)	1,416
545	JPMorgan Chase & Co. (q)	19,468
28	Leucadia National Corp.	603
28	Moody’s Corp.	1,035
18	NASDAQ OMX Group, Inc. (The)	397
36	NYSE Euronext	930

		50,520

	Insurance — 3.6%
48	ACE Ltd., (Switzerland)	3,593
67	Aflac, Inc.	2,851
70	Allstate Corp. (The)	2,468
92	American International Group, Inc. (a)	2,937

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
47	Aon plc, (United Kingdom)	2,186
12	Assurant, Inc.	428
252	Berkshire Hathaway, Inc., Class B (a)	20,974
39	Chubb Corp. (The)	2,814
23	Cincinnati Financial Corp.	884
70	Genworth Financial, Inc., Class A (a)	398
63	Hartford Financial Services Group, Inc.	1,112
41	Lincoln National Corp.	893
44	Loews Corp.	1,789
78	Marsh & McLennan Cos., Inc.	2,517
152	MetLife, Inc.	4,689
43	Principal Financial Group, Inc.	1,127
87	Progressive Corp. (The)	1,818
67	Prudential Financial, Inc.	3,251
14	Torchmark Corp.	712
56	Travelers Cos., Inc. (The)	3,555
41	Unum Group	783
45	XL Group plc, (Ireland)	939

		62,718

	Real Estate Investment Trusts (REITs) — 2.1%
56	American Tower Corp.	3,948
19	Apartment Investment & Management Co., Class A	512
14	AvalonBay Communities, Inc.	1,931
21	Boston Properties, Inc.	2,324
43	Equity Residential	2,683
60	HCP, Inc.	2,651
31	Health Care REIT, Inc.	1,784
103	Host Hotels & Resorts, Inc.	1,627
58	Kimco Realty Corp.	1,108
23	Plum Creek Timber Co., Inc.	918
66	Prologis, Inc.	2,190
20	Public Storage	2,942
43	Simon Property Group, Inc.	6,753
41	Ventas, Inc.	2,611
27	Vornado Realty Trust	2,231
77	Weyerhaeuser Co.	1,720

		37,933

	Real Estate Management & Development — 0.0% (g)
47	CBRE Group, Inc., Class A (a)	768

	Thrifts & Mortgage Finance — 0.1%
76	Hudson City Bancorp, Inc.	482
51	People’s United Financial, Inc.	591

		1,073

	Total Financials	253,707

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 11.9%
	Biotechnology — 1.4%
27	Alexion Pharmaceuticals, Inc. (a)	2,730
111	Amgen, Inc.	8,130
34	Biogen Idec, Inc. (a)	4,951
63	Celgene Corp. (a)	4,045
108	Gilead Sciences, Inc. (a)	5,559

		25,415

	Health Care Equipment & Supplies — 1.8%
79	Baxter International, Inc.	4,188
29	Becton, Dickinson & Co.	2,169
205	Boston Scientific Corp. (a)	1,160
12	C.R. Bard, Inc.	1,291
32	CareFusion Corp. (a)	816
69	Covidien plc, (Ireland)	3,693
20	DENTSPLY International, Inc.	767
16	Edwards Lifesciences Corp. (a)	1,694
6	Intuitive Surgical, Inc. (a)	3,147
149	Medtronic, Inc.	5,768
45	St. Jude Medical, Inc.	1,793
46	Stryker Corp.	2,553
16	Varian Medical Systems, Inc. (a)	970
25	Zimmer Holdings, Inc.	1,622

		31,631

	Health Care Providers & Services — 2.0%
50	Aetna, Inc.	1,928
36	AmerisourceBergen Corp.	1,413
50	Cardinal Health, Inc.	2,080
41	Cigna Corp.	1,816
20	Coventry Health Care, Inc.	650
13	DaVita, Inc. (a)	1,322
115	Express Scripts Holding Co. (a)	6,436
23	Humana, Inc.	1,809
14	Laboratory Corp. of America Holdings (a)	1,283
34	McKesson Corp.	3,159
13	Patterson Cos., Inc.	432
23	Quest Diagnostics, Inc.	1,360
59	Tenet Healthcare Corp. (a)	310
148	UnitedHealth Group, Inc.	8,687
47	WellPoint, Inc.	3,020

		35,705

	Health Care Technology — 0.1%
21	Cerner Corp. (a)	1,734

	Life Sciences Tools & Services — 0.4%
50	Agilent Technologies, Inc.	1,952

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
26	Life Technologies Corp. (a)	1,150
16	PerkinElmer, Inc.	420
53	Thermo Fisher Scientific, Inc.	2,729
13	Waters Corp. (a)	1,011

		7,262

	Pharmaceuticals — 6.2%
225	Abbott Laboratories	14,518
44	Allergan, Inc.	4,074
242	Bristol-Myers Squibb Co.	8,691
146	Eli Lilly & Co.	6,272
38	Forest Laboratories, Inc. (a)	1,331
24	Hospira, Inc. (a)	827
393	Johnson & Johnson	26,557
435	Merck & Co., Inc.	18,175
61	Mylan, Inc. (a)	1,311
13	Perrigo Co.	1,577
1,072	Pfizer, Inc.	24,651
18	Watson Pharmaceuticals, Inc. (a)	1,349

		109,333

	Total Health Care	211,080

	Industrials — 10.4%
	Aerospace & Defense — 2.5%
107	Boeing Co. (The)	7,966
52	General Dynamics Corp.	3,404
18	Goodrich Corp.	2,287
112	Honeywell International, Inc.	6,227
14	L-3 Communications Holdings, Inc.	1,032
38	Lockheed Martin Corp.	3,318
36	Northrop Grumman Corp.	2,296
21	Precision Castparts Corp.	3,421
48	Raytheon Co.	2,700
21	Rockwell Collins, Inc.	1,025
40	Textron, Inc.	998
130	United Technologies Corp.	9,852

		44,526

	Air Freight & Logistics — 1.0%
23	C.H. Robinson Worldwide, Inc.	1,363
30	Expeditors International of Washington, Inc.	1,178
45	FedEx Corp.	4,135
137	United Parcel Service, Inc., Class B	10,816

		17,492

	Airlines — 0.1%
110	Southwest Airlines Co.	1,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.0% (g)
51	Masco Corp.	709

	Commercial Services & Supplies — 0.4%
15	Avery Dennison Corp.	405
16	Cintas Corp.	610
25	Iron Mountain, Inc.	808
29	Pitney Bowes, Inc.	429
26	R.R. Donnelley & Sons Co.	304
45	Republic Services, Inc.	1,192
12	Stericycle, Inc. (a)	1,116
66	Waste Management, Inc.	2,212

		7,076

	Construction & Engineering — 0.1%
24	Fluor Corp.	1,194
18	Jacobs Engineering Group, Inc. (a)	699
30	Quanta Services, Inc. (a)	734

		2,627

	Electrical Equipment — 0.5%
23	Cooper Industries plc	1,552
105	Emerson Electric Co.	4,891
20	Rockwell Automation, Inc.	1,349
14	Roper Industries, Inc.	1,375

		9,167

	Industrial Conglomerates — 2.7%
99	3M Co.	8,898
82	Danaher Corp.	4,286
1,516	General Electric Co. (k)	31,604
66	Tyco International Ltd., (Switzerland)	3,501

		48,289

	Machinery — 1.9%
93	Caterpillar, Inc.	7,928
28	Cummins, Inc.	2,666
57	Deere & Co.	4,604
26	Dover Corp.	1,409
48	Eaton Corp.	1,915
8	Flowserve Corp.	898
68	Illinois Tool Works, Inc.	3,614
43	Ingersoll-Rand plc, (Ireland)	1,803
15	Joy Global, Inc.	859
51	PACCAR, Inc.	2,001
17	Pall Corp.	908
22	Parker Hannifin Corp.	1,662
8	Snap-on, Inc.	518
24	Stanley Black & Decker, Inc.	1,574

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
27	Xylem, Inc.	668

		33,027

	Professional Services — 0.1%
7	Dun & Bradstreet Corp. (The)	487
17	Equifax, Inc.	803
20	Robert Half International, Inc.	585

		1,875

	Road & Rail — 0.9%
149	CSX Corp.	3,326
47	Norfolk Southern Corp.	3,347
7	Ryder System, Inc.	264
68	Union Pacific Corp.	8,132

		15,069

	Trading Companies & Distributors — 0.2%
42	Fastenal Co.	1,704
9	W.W. Grainger, Inc.	1,670

		3,374

	Total Industrials	184,244

	Information Technology — 19.7%
	Communications Equipment — 1.8%
767	Cisco Systems, Inc.	13,165
11	F5 Networks, Inc. (a)	1,131
16	Harris Corp.	682
33	JDS Uniphase Corp. (a)	364
76	Juniper Networks, Inc. (a)	1,236
42	Motorola Solutions, Inc.	2,011
245	QUALCOMM, Inc.	13,662

		32,251

	Computers & Peripherals — 5.6%
134	Apple, Inc. (a)	78,159
213	Dell, Inc. (a)	2,664
301	EMC Corp. (a)	7,703
283	Hewlett-Packard Co.	5,691
10	Lexmark International, Inc., Class A	271
52	NetApp, Inc. (a)	1,653
35	SanDisk Corp. (a)	1,272
54	Seagate Technology plc, (Ireland)	1,343
33	Western Digital Corp. (a)	1,021

		99,777

	Electronic Equipment, Instruments & Components — 0.4%
23	Amphenol Corp., Class A	1,274
217	Corning, Inc.	2,809

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
22	FLIR Systems, Inc.	430
26	Jabil Circuit, Inc.	529
20	Molex, Inc.	471
61	TE Connectivity Ltd., (Switzerland)	1,953

		7,466

	Internet Software & Services — 1.9%
26	Akamai Technologies, Inc. (a)	814
164	eBay, Inc. (a)	6,910
36	Google, Inc., Class A (a)	21,114
23	VeriSign, Inc. (a)	985
174	Yahoo!, Inc. (a)	2,761

		32,584

	IT Services — 3.9%
92	Accenture plc, (Ireland), Class A	5,543
70	Automatic Data Processing, Inc.	3,896
44	Cognizant Technology Solutions Corp., Class A (a)	2,615
22	Computer Sciences Corp.	551
34	Fidelity National Information Services, Inc.	1,165
20	Fiserv, Inc. (a)	1,411
165	International Business Machines Corp.	32,290
15	MasterCard, Inc., Class A	6,535
46	Paychex, Inc.	1,451
40	SAIC, Inc.	480
24	Teradata Corp. (a)	1,739
23	Total System Services, Inc.	550
71	Visa, Inc., Class A	8,811
88	Western Union Co. (The)	1,477

		68,514

	Office Electronics — 0.1%
193	Xerox Corp.	1,518

	Semiconductors & Semiconductor Equipment — 2.3%
84	Advanced Micro Devices, Inc. (a)	483
46	Altera Corp.	1,563
43	Analog Devices, Inc.	1,609
183	Applied Materials, Inc.	2,102
71	Broadcom Corp., Class A (a)	2,399
8	First Solar, Inc. (a)	127
720	Intel Corp.	19,190
24	KLA-Tencor Corp.	1,179
29	Lam Research Corp. (a)	1,088
33	Linear Technology Corp.	1,032
81	LSI Corp. (a)	519

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
28	Microchip Technology, Inc.	917
142	Micron Technology, Inc. (a)	894
89	NVIDIA Corp. (a)	1,224
27	Teradyne, Inc. (a)	376
164	Texas Instruments, Inc.	4,699
38	Xilinx, Inc.	1,268

		40,669

	Software — 3.7%
71	Adobe Systems, Inc. (a)	2,298
33	Autodesk, Inc. (a)	1,151
23	BMC Software, Inc. (a)	984
51	CA, Inc.	1,372
27	Citrix Systems, Inc. (a)	2,237
45	Electronic Arts, Inc. (a)	562
42	Intuit, Inc.	2,495
1,070	Microsoft Corp.	32,735
555	Oracle Corp.	16,496
28	Red Hat, Inc. (a)	1,559
20	Salesforce.com, Inc. (a)	2,731
103	Symantec Corp. (a)	1,507

		66,127

	Total Information Technology	348,906

	Materials — 3.4%
	Chemicals — 2.3%
30	Air Products & Chemicals, Inc.	2,443
10	Airgas, Inc.	832
9	CF Industries Holdings, Inc.	1,820
171	Dow Chemical Co. (The)	5,390
134	E.I. du Pont de Nemours & Co.	6,782
20	Eastman Chemical Co.	995
42	Ecolab, Inc.	2,866
20	FMC Corp.	1,050
12	International Flavors & Fragrances, Inc.	636
76	Monsanto Co.	6,320
43	Mosaic Co. (The)	2,334
22	PPG Industries, Inc.	2,313
43	Praxair, Inc.	4,648
12	Sherwin-Williams Co. (The)	1,624
17	Sigma-Aldrich Corp.	1,279

		41,332

	Construction Materials — 0.0% (g)
19	Vulcan Materials Co.	735

	Containers & Packaging — 0.1%
22	Ball Corp.	921

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
15	Bemis Co., Inc.	462
24	Owens-Illinois, Inc. (a)	452
28	Sealed Air Corp.	429

		2,264

	Metals & Mining — 0.8%
153	Alcoa, Inc.	1,336
15	Allegheny Technologies, Inc.	489
20	Cliffs Natural Resources, Inc.	1,005
136	Freeport-McMoRan Copper & Gold, Inc.	4,628
71	Newmont Mining Corp.	3,441
45	Nucor Corp.	1,720
12	Titanium Metals Corp.	133
21	United States Steel Corp.	425

		13,177

	Paper & Forest Products — 0.2%
63	International Paper Co.	1,809
25	MeadWestvaco Corp.	709

		2,518

	Total Materials	60,026

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.0%
839	AT&T, Inc.	29,925
89	CenturyLink, Inc.	3,511
143	Frontier Communications Corp.	547
407	Verizon Communications, Inc.	18,071
84	Windstream Corp.	813

		52,867

	Wireless Telecommunication Services — 0.2%
37	Crown Castle International Corp. (a)	2,165
42	MetroPCS Communications, Inc. (a)	255
429	Sprint Nextel Corp. (a)	1,399

		3,819

	Total Telecommunication Services	56,686

	Utilities — 3.7%
	Electric Utilities — 2.2%
69	American Electric Power Co., Inc.	2,766
192	Duke Energy Corp.	4,417
47	Edison International	2,154
25	Entergy Corp.	1,721
122	Exelon Corp.	4,590
60	FirstEnergy Corp.	2,944
60	NextEra Energy, Inc.	4,108
45	Northeast Utilities	1,742

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
33	Pepco Holdings, Inc.	639
16	Pinnacle West Capital Corp.	811
83	PPL Corp.	2,309
42	Progress Energy, Inc.	2,549
124	Southern Co. (The)	5,757
70	Xcel Energy, Inc.	1,980

		38,487

	Gas Utilities — 0.1%
17	AGL Resources, Inc.	650
30	ONEOK, Inc.	1,259

		1,909

	Independent Power Producers & Energy Traders — 0.1%
92	AES Corp. (The) (a)	1,184
33	NRG Energy, Inc. (a)	566

		1,750

	Multi-Utilities — 1.3%
35	Ameren Corp.	1,165
61	CenterPoint Energy, Inc.	1,264
37	CMS Energy Corp.	876
42	Consolidated Edison, Inc.	2,607
82	Dominion Resources, Inc.	4,417
24	DTE Energy Co.	1,445
11	Integrys Energy Group, Inc.	634

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
41	NiSource, Inc.	1,006
60	PG&E Corp.	2,737
72	Public Service Enterprise Group, Inc.	2,353
17	SCANA Corp.	797
34	Sempra Energy	2,365
31	TECO Energy, Inc.	558
33	Wisconsin Energy Corp.	1,305

		23,529

	Total Utilities	65,675

	Total Common Stocks (Cost $834,699)	1,762,282

Short-Term Investment — 0.3%
	Investment Company — 0.3%
5,027	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $5,027)	5,027

	Total Investments — 99.8% (Cost $839,726)	1,767,309
	Other Assets in Excess of Liabilities — 0.2%	2,902

	NET ASSETS — 100.0%	$1,770,211

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
103	E-mini S&P 500	09/21/12	$6,985	$89

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 14.1%
	Auto Components — 0.1%
13	Drew Industries, Inc. (a)	372
24	Spartan Motors, Inc.	124
13	Standard Motor Products, Inc.	183
16	Superior Industries International, Inc.	262

		941

	Automobiles — 0.2%
98	Thor Industries, Inc.	2,681
21	Winnebago Industries, Inc. (a)	213

		2,894

	Distributors — 0.5%
86	LKQ Corp. (a)	2,874
64	Pool Corp.	2,589
13	VOXX International Corp. (a)	119

		5,582

	Diversified Consumer Services — 1.2%
15	American Public Education, Inc. (a)	469
11	Capella Education Co. (a)	393
76	Coinstar, Inc. (a)	5,243
24	Corinthian Colleges, Inc. (a)	71
91	Hillenbrand, Inc.	1,673
18	ITT Educational Services, Inc. (a)	1,116
6	Lincoln Educational Services Corp.	40
21	Matthews International Corp., Class A	674
41	Regis Corp.	745
286	Service Corp. International	3,532
13	Universal Technical Institute, Inc.	170

		14,126

	Hotels, Restaurants & Leisure — 2.2%
79	Bally Technologies, Inc. (a)	3,678
1	Biglari Holdings, Inc. (a)	409
23	Bob Evans Farms, Inc.	925
39	Boyd Gaming Corp. (a)	280
157	Brinker International, Inc.	5,004
6	Buffalo Wild Wings, Inc. (a)	547
15	CEC Entertainment, Inc.	535
58	Cracker Barrel Old Country Store, Inc.	3,647
12	DineEquity, Inc. (a)	539
21	International Speedway Corp., Class A	555
29	Interval Leisure Group, Inc.	548
9	Jack in the Box, Inc. (a)	244
15	Marcus Corp.	201
20	Marriott Vacations Worldwide Corp. (a)	618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
6	Monarch Casino & Resort, Inc. (a)	56
19	Multimedia Games Holding Co., Inc. (a)	270
17	Panera Bread Co., Class A (a)	2,426
15	Papa John’s International, Inc. (a)	696
9	PF Chang’s China Bistro, Inc.	449
43	Pinnacle Entertainment, Inc. (a)	415
11	Red Robin Gourmet Burgers, Inc. (a)	327
47	Ruby Tuesday, Inc. (a)	319
25	Ruth’s Hospitality Group, Inc. (a)	167
49	Scientific Games Corp., Class A (a)	417
39	Shuffle Master, Inc. (a)	536
43	Sonic Corp. (a)	431
30	Texas Roadhouse, Inc.	546
210	Wendy’s Co. (The)	991

		25,776

	Household Durables — 1.4%
29	American Greetings Corp., Class A	420
8	Blyth, Inc.	267
19	Ethan Allen Interiors, Inc.	370
22	Helen of Troy Ltd., (Bermuda) (a)	744
19	iRobot Corp. (a)	430
72	Jarden Corp.	3,028
51	KB Home	501
36	La-Z-Boy, Inc. (a)	437
13	M/I Homes, Inc. (a)	232
22	Meritage Homes Corp. (a)	762
5	NVR, Inc. (a)	3,964
31	Ryland Group, Inc. (The)	784
357	Standard Pacific Corp. (a)	2,207
36	Tempur-Pedic International, Inc. (a)	834
30	Tupperware Brands Corp.	1,668
5	Universal Electronics, Inc. (a)	69

		16,717

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a)	298
14	HSN, Inc.	583
21	Nutrisystem, Inc.	238
16	PetMed Express, Inc.	195

		1,314

	Leisure Equipment & Products — 0.8%
9	Arctic Cat, Inc. (a)	339
42	Brunswick Corp.	929
26	Callaway Golf Co.	153
19	JAKKS Pacific, Inc.	308

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Leisure Equipment & Products — Continued
74	Polaris Industries, Inc.	5,258
61	Sturm Ruger & Co., Inc.	2,442

		9,429

	Media — 1.1%
55	AMC Networks, Inc., Class A (a)	1,970
10	Arbitron, Inc.	338
192	Cinemark Holdings, Inc.	4,398
20	Digital Generation, Inc. (a)	244
22	E.W. Scripps Co., Class A (a)	215
32	Harte-Hanks, Inc.	290
15	John Wiley & Sons, Inc., Class A	713
167	New York Times Co. (The), Class A (a)	1,306
18	Scholastic Corp.	493
134	Valassis Communications, Inc. (a)	2,917

		12,884

	Multiline Retail — 0.0% (g)
28	Fred’s, Inc., Class A	421
26	Tuesday Morning Corp. (a)	112

		533

	Specialty Retail — 5.2%
76	Advance Auto Parts, Inc.	5,207
182	American Eagle Outfitters, Inc.	3,596
35	ANN, Inc. (a)	898
178	Ascena Retail Group, Inc. (a)	3,307
28	Barnes & Noble, Inc. (a)	464
22	Big 5 Sporting Goods Corp.	166
31	Brown Shoe Co., Inc.	403
81	Buckle, Inc. (The)	3,196
13	Cabela’s, Inc. (a)	499
22	Cato Corp. (The), Class A	682
82	Chico’s FAS, Inc.	1,224
26	Christopher & Banks Corp.	30
34	Coldwater Creek, Inc. (a)	19
16	Collective Brands, Inc. (a)	343
58	Dick’s Sporting Goods, Inc.	2,780
95	Finish Line, Inc. (The), Class A	1,977
230	Foot Locker, Inc.	7,035
47	Genesco, Inc. (a)	2,813
60	Group 1 Automotive, Inc.	2,731
28	Guess?, Inc.	854
13	Haverty Furniture Cos., Inc.	143
9	Hibbett Sports, Inc. (a)	542
31	Hot Topic, Inc.	296
10	Kirkland’s, Inc. (a)	115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
15	Lithia Motors, Inc., Class A	345
20	Lumber Liquidators Holdings, Inc. (a)	678
16	MarineMax, Inc. (a)	148
202	Office Depot, Inc. (a)	437
62	OfficeMax, Inc. (a)	312
36	Pep Boys-Manny Moe & Jack (The)	361
124	PetSmart, Inc.	8,439
37	RadioShack Corp.	142
24	Rent-A-Center, Inc.	812
11	rue21, Inc. (a)	268
137	Select Comfort Corp. (a)	2,856
26	Sonic Automotive, Inc., Class A (c)	357
22	Stage Stores, Inc.	405
18	Stein Mart, Inc. (a)	146
70	Tractor Supply Co.	5,795
20	Zale Corp. (a)	53
4	Zumiez, Inc. (a)	144

		61,018

	Textiles, Apparel & Luxury Goods — 1.3%
47	Carter’s, Inc. (a)	2,473
206	Crocs, Inc. (a)	3,331
78	Fifth & Pacific Cos., Inc. (a)	833
20	K-Swiss, Inc., Class A (a)	60
17	Maidenform Brands, Inc. (a)	335
12	Movado Group, Inc.	294
10	Oxford Industries, Inc.	428
8	Perry Ellis International, Inc. (a)	171
47	PVH Corp.	3,654
89	Quiksilver, Inc. (a)	207
28	Skechers U.S.A., Inc., Class A (a)	580
76	Steven Madden Ltd. (a)	2,426
18	True Religion Apparel, Inc.	529
7	Warnaco Group, Inc. (The) (a)	317

		15,638

	Total Consumer Discretionary	166,852

	Consumer Staples — 4.3%
	Beverages — 0.1%
7	Boston Beer Co., Inc. (The), Class A (a)	817

	Food & Staples Retailing — 1.0%
13	Andersons, Inc. (The)	568
68	Casey’s General Stores, Inc.	4,008
88	Harris Teeter Supermarkets, Inc.	3,626
9	Nash Finch Co.	189
1,371	Rite Aid Corp. (a)	1,919

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food & Staples Retailing — Continued
15	Spartan Stores, Inc.	281
150	SUPERVALU, Inc.	779

		11,370

	Food Products — 2.0%
34	B&G Foods, Inc.	915
8	Calavo Growers, Inc.	217
10	Cal-Maine Foods, Inc.	404
111	Darling International, Inc. (a)	1,835
16	Diamond Foods, Inc.	277
38	Green Mountain Coffee Roasters, Inc. (a)	823
41	Hain Celestial Group, Inc. (The) (a)	2,278
87	Hillshire Brands Co.	2,529
44	Ingredion, Inc.	2,161
10	J&J Snack Foods Corp.	609
14	Lancaster Colony Corp.	1,003
40	Ralcorp Holdings, Inc. (a)	2,682
14	Sanderson Farms, Inc.	622
6	Seneca Foods Corp., Class A (a)	168
259	Smithfield Foods, Inc. (a)	5,612
36	Snyders-Lance, Inc.	914
19	Tootsie Roll Industries, Inc.	449
13	TreeHouse Foods, Inc. (a)	796

		24,294

	Household Products — 1.0%
35	Central Garden & Pet Co., Class A (a)	382
89	Church & Dwight Co., Inc.	4,911
77	Energizer Holdings, Inc. (a)	5,792
12	WD-40 Co.	601

		11,686

	Personal Products — 0.1%
11	Inter Parfums, Inc.	187
9	Medifast, Inc. (a)	177
35	Prestige Brands Holdings, Inc. (a)	554

		918

	Tobacco — 0.1%
61	Alliance One International, Inc. (a)	212
23	Universal Corp.	1,084

		1,296

	Total Consumer Staples	50,381

	Energy — 5.2%
	Energy Equipment & Services — 2.5%
25	Atwood Oceanics, Inc. (a)	960
22	Basic Energy Services, Inc. (a)	230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
25	Bristow Group, Inc.	1,027
53	Dresser-Rand Group, Inc. (a)	2,381
9	Dril-Quip, Inc. (a)	581
46	Exterran Holdings, Inc. (a)	589
10	Gulf Island Fabrication, Inc.	279
256	Helix Energy Solutions Group, Inc. (a)	4,196
58	Hornbeck Offshore Services, Inc. (a)	2,256
9	Matrix Service Co. (a)	104
66	Oceaneering International, Inc.	3,140
53	Oil States International, Inc. (a)	3,495
5	OYO Geospace Corp. (a)	406
73	Patterson-UTI Energy, Inc.	1,070
43	Pioneer Drilling Co. (a)	345
15	SEACOR Holdings, Inc. (a)	1,357
229	Superior Energy Services, Inc. (a)	4,638
55	TETRA Technologies, Inc. (a)	391
75	Unit Corp. (a)	2,780

		30,225

	Oil, Gas & Consumable Fuels — 2.7%
102	Approach Resources, Inc. (a)	2,608
34	Bill Barrett Corp. (a)	736
28	Cimarex Energy Co.	1,562
197	Cloud Peak Energy, Inc. (a)	3,338
34	Comstock Resources, Inc. (a)	550
10	Contango Oil & Gas Co. (a)	578
16	Energen Corp.	724
13	GeoResources, Inc. (a)	477
250	HollyFrontier Corp.	8,843
70	Northern Oil & Gas, Inc. (a)	1,119
19	Overseas Shipholding Group, Inc.	214
21	PDC Energy, Inc. (a)	525
33	Penn Virginia Corp.	240
41	Petroquest Energy, Inc. (a)	204
118	Plains Exploration & Production Co. (a)	4,155
84	Quicksilver Resources, Inc. (a)	456
19	SM Energy Co.	916
153	Stone Energy Corp. (a)	3,881
18	World Fuel Services Corp.	682

		31,808

	Total Energy	62,033

	Financials — 20.6%
	Capital Markets — 1.5%
18	Affiliated Managers Group, Inc. (a)	2,007
375	Apollo Investment Corp.	2,878

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Capital Markets — Continued
14	Calamos Asset Management, Inc., Class A	162
60	Eaton Vance Corp.	1,617
38	Greenhill & Co., Inc.	1,372
30	Investment Technology Group, Inc. (a)	273
35	Jefferies Group, Inc.	459
11	Piper Jaffray Cos. (a)	254
272	Prospect Capital Corp.	3,102
54	Raymond James Financial, Inc.	1,838
21	SEI Investments Co.	425
20	Stifel Financial Corp. (a)	614
21	SWS Group, Inc. (a)	109
6	Virtus Investment Partners, Inc. (a)	495
79	Waddell & Reed Financial, Inc., Class A	2,405

		18,010

	Commercial Banks — 4.9%
74	Associated Banc-Corp.	980
105	BancorpSouth, Inc.	1,518
63	Bank of Hawaii Corp.	2,873
42	Bank of the Ozarks, Inc.	1,248
55	BBCN Bancorp, Inc. (a)	600
64	Boston Private Financial Holdings, Inc.	570
45	Cathay General Bancorp	739
11	City Holding Co.	366
17	City National Corp.	814
28	Columbia Banking System, Inc.	520
93	Commerce Bancshares, Inc.	3,513
42	Community Bank System, Inc.	1,126
41	Cullen/Frost Bankers, Inc.	2,357
118	CVB Financial Corp.	1,378
235	East West Bancorp, Inc.	5,517
12	First Bancorp (a)	48
76	First Commonwealth Financial Corp.	510
42	First Financial Bancorp	665
23	First Financial Bankshares, Inc. (c)	780
53	First Midwest Bancorp, Inc.	587
546	First Niagara Financial Group, Inc.	4,177
87	FirstMerit Corp.	1,437
315	Fulton Financial Corp.	3,150
52	Glacier Bancorp, Inc.	799
22	Hanmi Financial Corp. (a)	234
16	Home BancShares, Inc.	478
15	Independent Bank Corp.	445
38	International Bancshares Corp.	737
26	National Penn Bancshares, Inc.	246
26	NBT Bancorp, Inc.	562

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
184	Old National Bancorp	2,205
23	PacWest Bancorp	554
24	Pinnacle Financial Partners, Inc. (a)	469
16	Prosperity Bancshares, Inc.	652
20	S&T Bancorp, Inc.	375
12	Simmons First National Corp., Class A	283
22	Sterling Bancorp	216
74	Susquehanna Bancshares, Inc.	766
86	Texas Capital Bancshares, Inc. (a)	3,483
8	Tompkins Financial Corp.	296
47	Trustmark Corp.	1,157
42	UMB Financial Corp.	2,145
176	Umpqua Holdings Corp.	2,321
14	United Community Banks, Inc. (a)	116
176	Webster Financial Corp.	3,803
4	Westamerica Bancorp	185
44	Wilshire Bancorp, Inc. (a)	241

		58,241

	Consumer Finance — 0.6%
63	Cash America International, Inc.	2,759
106	Ezcorp, Inc., Class A (a)	2,496
24	First Cash Financial Services, Inc. (a)	948
10	World Acceptance Corp. (a)	689

		6,892

	Diversified Financial Services — 0.4%
66	CBOE Holdings, Inc.	1,822
33	Interactive Brokers Group, Inc., Class A	481
70	MSCI, Inc., Class A (a)	2,377

		4,680

	Insurance — 3.2%
10	Alleghany Corp. (a)	3,533
51	American Financial Group, Inc.	1,993
13	AMERISAFE, Inc. (a)	337
16	eHealth, Inc. (a)	253
29	Employers Holdings, Inc.	528
63	Everest Re Group Ltd., (Bermuda)	6,489
43	First American Financial Corp.	722
55	Hanover Insurance Group, Inc. (The)	2,169
105	HCC Insurance Holdings, Inc.	3,297
29	Horace Mann Educators Corp.	498
9	Infinity Property & Casualty Corp.	526
35	Kemper Corp.	1,085
38	Meadowbrook Insurance Group, Inc.	334
32	National Financial Partners Corp. (a)	428

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
9	Navigators Group, Inc. (The) (a)	451
185	Old Republic International Corp.	1,536
15	Presidential Life Corp.	146
52	ProAssurance Corp.	4,607
167	Protective Life Corp.	4,899
40	Reinsurance Group of America, Inc.	2,145
1	RLI Corp.	58
11	Safety Insurance Group, Inc.	439
39	Selective Insurance Group, Inc.	672
18	Stewart Information Services Corp.	279
28	Tower Group, Inc.	583
14	United Fire Group, Inc.	297

		38,304

	Real Estate Investment Trusts (REITs) — 9.0%
32	Acadia Realty Trust	739
44	Alexandria Real Estate Equities, Inc.	3,225
55	American Campus Communities, Inc.	2,453
109	BioMed Realty Trust, Inc.	2,035
56	BRE Properties, Inc.	2,810
57	Camden Property Trust	3,881
51	Cedar Realty Trust, Inc.	258
62	Colonial Properties Trust	1,375
53	Corporate Office Properties Trust	1,245
74	Cousins Properties, Inc.	571
121	DiamondRock Hospitality Co.	1,238
171	Duke Realty Corp.	2,503
20	EastGroup Properties, Inc.	1,076
33	Entertainment Properties Trust	1,369
44	Equity One, Inc.	933
25	Essex Property Trust, Inc.	3,872
74	Extra Space Storage, Inc.	2,270
46	Federal Realty Investment Trust	4,752
49	Franklin Street Properties Corp.	523
19	Getty Realty Corp.	364
56	Healthcare Realty Trust, Inc.	1,332
54	Highwoods Properties, Inc.	1,819
36	Home Properties, Inc.	2,196
89	Hospitality Properties Trust	2,193
39	Inland Real Estate Corp.	324
48	Kilroy Realty Corp.	2,339
45	Kite Realty Group Trust	224
63	LaSalle Hotel Properties	1,844
72	Lexington Realty Trust	607
85	Liberty Property Trust	3,122
22	LTC Properties, Inc.	782

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
95	Macerich Co. (The)	5,592
62	Mack-Cali Realty Corp.	1,805
96	Medical Properties Trust, Inc.	920
30	Mid-America Apartment Communities, Inc.	2,035
76	National Retail Properties, Inc.	2,163
76	Omega Healthcare Investors, Inc.	1,701
16	Parkway Properties, Inc.	179
42	Pennsylvania Real Estate Investment Trust	628
38	Post Properties, Inc.	1,878
29	Potlatch Corp.	917
13	PS Business Parks, Inc.	911
88	Rayonier, Inc.	3,961
97	Realty Income Corp.	4,058
65	Regency Centers Corp.	3,090
26	Sabra Health Care REIT, Inc.	447
8	Saul Centers, Inc.	345
116	Senior Housing Properties Trust	2,594
64	SL Green Realty Corp.	5,138
22	Sovran Self Storage, Inc.	1,101
66	Tanger Factory Outlet Centers	2,121
42	Taubman Centers, Inc.	3,239
179	UDR, Inc.	4,623
9	Universal Health Realty Income Trust	370
16	Urstadt Biddle Properties, Inc., Class A	311
86	Weingarten Realty Investors	2,259

		106,660

	Real Estate Management & Development — 0.2%
25	Forestar Group, Inc. (a)	317
31	Jones Lang LaSalle, Inc.	2,199

		2,516

	Thrifts & Mortgage Finance — 0.8%
28	Bank Mutual Corp.	124
50	Brookline Bancorp, Inc.	439
20	Dime Community Bancshares, Inc.	268
310	New York Community Bancorp, Inc.	3,890
70	Northwest Bancshares, Inc.	817
41	Oritani Financial Corp.	587
39	Provident Financial Services, Inc.	597
65	Trustco Bank Corp.	357
24	ViewPoint Financial Group, Inc.	373
89	Washington Federal, Inc.	1,507

		8,959

	Total Financials	244,262

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.3%
	Biotechnology — 1.8%
32	Alkermes plc, (Ireland) (a)	548
54	ArQule, Inc. (a)	321
81	Cubist Pharmaceuticals, Inc. (a)	3,062
16	Emergent Biosolutions, Inc. (a)	247
31	Momenta Pharmaceuticals, Inc. (a)	423
40	Regeneron Pharmaceuticals, Inc. (a)	4,523
52	Savient Pharmaceuticals, Inc. (a)	28
36	Spectrum Pharmaceuticals, Inc. (a)	556
98	United Therapeutics Corp. (a)	4,841
124	Vertex Pharmaceuticals, Inc. (a)	6,961

		21,510

	Health Care Equipment & Supplies — 2.5%
16	Abaxis, Inc. (a)	593
6	Align Technology, Inc. (a)	203
9	Analogic Corp.	550
15	Cantel Medical Corp.	405
20	CONMED Corp.	554
39	Cooper Cos., Inc. (The)	3,105
19	CryoLife, Inc. (a)	102
17	Cyberonics, Inc. (a)	781
24	Gen-Probe, Inc. (a)	2,003
17	Greatbatch, Inc. (a)	375
119	Hill-Rom Holdings, Inc.	3,665
164	Hologic, Inc. (a)	2,960
8	ICU Medical, Inc. (a)	453
2	IDEXX Laboratories, Inc. (a)	163
22	Invacare Corp.	344
8	Masimo Corp. (a)	189
31	Meridian Bioscience, Inc.	636
29	Merit Medical Systems, Inc. (a)	404
11	Natus Medical, Inc. (a)	127
18	Neogen Corp. (a)	825
31	NuVasive, Inc. (a)	782
14	Palomar Medical Technologies, Inc. (a)	116
182	ResMed, Inc. (a)	5,680
12	SurModics, Inc. (a)	207
25	Symmetry Medical, Inc. (a)	212
29	Teleflex, Inc.	1,748
82	Thoratec Corp. (a)	2,765

		29,947

	Health Care Providers & Services — 3.6%
10	Air Methods Corp. (a)	965
6	Almost Family, Inc. (a)	131

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
3	Amedisys, Inc. (a)	39
28	AMN Healthcare Services, Inc. (a)	167
22	AmSurg Corp. (a)	669
17	Bio-Reference Labs, Inc. (a)	456
29	Catalyst Health Solutions, Inc. (a)	2,726
53	Centene Corp. (a)	1,592
5	Chemed Corp.	324
208	Community Health Systems, Inc. (a)	5,844
5	Corvel Corp. (a)	234
21	Cross Country Healthcare, Inc. (a)	93
12	Ensign Group, Inc. (The)	334
21	Gentiva Health Services, Inc. (a)	148
26	Hanger, Inc. (a)	673
422	Health Management Associates, Inc., Class A (a)	3,316
39	Health Net, Inc. (a)	949
23	Healthways, Inc. (a)	186
72	Henry Schein, Inc. (a)	5,635
12	IPC The Hospitalist Co., Inc. (a)	559
38	Kindred Healthcare, Inc. (a)	370
7	Landauer, Inc.	383
11	LHC Group, Inc. (a)	187
44	Lincare Holdings, Inc.	1,481
7	Magellan Health Services, Inc. (a)	337
50	Molina Healthcare, Inc. (a)	1,166
9	MWI Veterinary Supply, Inc. (a)	914
179	Omnicare, Inc.	5,596
27	Owens & Minor, Inc.	824
21	PharMerica Corp. (a)	226
33	Universal Health Services, Inc., Class B	1,434
89	WellCare Health Plans, Inc. (a)	4,738

		42,696

	Health Care Technology — 0.1%
8	Computer Programs & Systems, Inc.	450
16	Medidata Solutions, Inc. (a)	516
23	Omnicell, Inc. (a)	341

		1,307

	Life Sciences Tools & Services — 0.7%
30	Affymetrix, Inc. (a)	140
27	Cambrex Corp. (a)	251
68	Charles River Laboratories International, Inc. (a)	2,213
24	Covance, Inc. (a)	1,171
23	Enzo Biochem, Inc. (a)	38
30	eResearchTechnology, Inc. (a)	240
27	Luminex Corp. (a)	657

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
4	Mettler-Toledo International, Inc. (a)	680
75	PAREXEL International Corp. (a)	2,123

		7,513

	Pharmaceuticals — 1.6%
166	Akorn, Inc. (a)	2,620
156	Endo Health Solutions, Inc. (a)	4,830
7	Hi-Tech Pharmacal Co., Inc. (a)	228
38	Medicines Co. (The) (a)	870
22	Par Pharmaceutical Cos., Inc. (a)	786
124	Questcor Pharmaceuticals, Inc. (a)	6,576
33	Salix Pharmaceuticals Ltd. (a)	1,777
69	ViroPharma, Inc. (a)	1,628

		19,315

	Total Health Care	122,288

	Industrials — 15.6%
	Aerospace & Defense — 1.5%
28	AAR Corp.	382
13	Aerovironment, Inc. (a)	351
55	Alliant Techsystems, Inc.	2,796
7	American Science & Engineering, Inc.	368
135	BE Aerospace, Inc. (a)	5,910
18	Ceradyne, Inc.	453
12	Cubic Corp.	571
134	Exelis, Inc.	1,320
42	GenCorp, Inc. (a)	271
63	Huntington Ingalls Industries, Inc. (a)	2,525
5	Moog, Inc., Class A (a)	186
4	National Presto Industries, Inc.	270
44	Orbital Sciences Corp. (a)	570
14	Teledyne Technologies, Inc. (a)	835
24	Triumph Group, Inc.	1,330

		18,138

	Air Freight & Logistics — 0.1%
21	Forward Air Corp.	669
74	UTi Worldwide, Inc., (United Kingdom)	1,081

		1,750

	Airlines — 0.8%
137	Alaska Air Group, Inc. (a)	4,917
13	Allegiant Travel Co. (a)	933
636	JetBlue Airways Corp. (a)	3,372
29	SkyWest, Inc.	190

		9,412

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.5%
34	A.O. Smith Corp.	1,685
13	AAON, Inc.	241
19	Apogee Enterprises, Inc.	310
11	Gibraltar Industries, Inc. (a)	110
32	Griffon Corp.	278
43	Lennox International, Inc.	2,028
20	NCI Building Systems, Inc. (a)	216
26	Quanex Building Products Corp.	464
14	Universal Forest Products, Inc.	542

		5,874

	Commercial Services & Supplies — 1.5%
33	ABM Industries, Inc.	654
78	Brink’s Co. (The)	1,815
6	Clean Harbors, Inc. (a)	312
7	Consolidated Graphics, Inc. (a)	213
160	Copart, Inc. (a)	3,782
36	Deluxe Corp.	893
15	Encore Capital Group, Inc. (a)	457
13	G&K Services, Inc., Class A	400
47	Healthcare Services Group, Inc.	920
12	Herman Miller, Inc.	226
7	HNI Corp.	180
53	Interface, Inc.	720
22	Mine Safety Appliances Co.	886
26	Mobile Mini, Inc. (a)	371
12	Portfolio Recovery Associates, Inc. (a)	1,104
31	Sykes Enterprises, Inc. (a)	493
94	Tetra Tech, Inc. (a)	2,445
11	UniFirst Corp.	731
24	United Stationers, Inc.	656
14	Viad Corp.	283

		17,541

	Construction & Engineering — 1.3%
40	AECOM Technology Corp. (a)	657
28	Aegion Corp. (a)	506
26	Comfort Systems USA, Inc.	264
26	Dycom Industries, Inc. (a)	476
72	EMCOR Group, Inc.	2,002
48	Granite Construction, Inc.	1,252
39	KBR, Inc.	963
19	Orion Marine Group, Inc. (a)	135
140	Shaw Group, Inc. (The) (a)	3,814
137	URS Corp.	4,779

		14,848

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 1.4%
17	Acuity Brands, Inc.	888
126	AMETEK, Inc.	6,282
9	AZZ, Inc.	533
44	Belden, Inc.	1,459
86	Brady Corp., Class A	2,355
14	Encore Wire Corp.	362
57	EnerSys (a)	2,012
14	Franklin Electric Co., Inc.	705
21	General Cable Corp. (a)	549
21	Hubbell, Inc., Class B	1,633
6	Powell Industries, Inc. (a)	232
16	Vicor Corp.	110

		17,120

	Industrial Conglomerates — 0.4%
82	Carlisle Cos., Inc.	4,344
9	Standex International Corp.	364

		4,708

	Machinery — 4.9%
159	Actuant Corp., Class A	4,320
133	AGCO Corp. (a)	6,078
20	Albany International Corp., Class A	374
15	Astec Industries, Inc. (a)	461
91	Barnes Group, Inc.	2,221
36	Briggs & Stratton Corp.	633
6	Cascade Corp.	297
12	CIRCOR International, Inc.	421
7	CLARCOR, Inc.	314
66	Crane Co.	2,394
8	Donaldson Co., Inc.	269
15	EnPro Industries, Inc. (a)	545
20	ESCO Technologies, Inc.	737
44	Federal Signal Corp. (a)	258
35	Gardner Denver, Inc.	1,873
29	Graco, Inc.	1,336
41	ITT Corp.	713
20	John Bean Technologies Corp.	273
88	Kennametal, Inc.	2,911
83	Lincoln Electric Holdings, Inc.	3,613
9	Lindsay Corp.	586
12	Lydall, Inc. (a)	156
27	Mueller Industries, Inc.	1,165
80	Oshkosh Corp. (a)	1,667
25	Pentair, Inc.	967
80	Robbins & Myers, Inc.	3,364

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
14	Tennant Co.	549
50	Terex Corp. (a)	884
79	Timken Co.	3,627
30	Toro Co. (The)	2,224
125	Trinity Industries, Inc.	3,132
40	Valmont Industries, Inc.	4,809
59	Wabtec Corp.	4,587

		57,758

	Marine — 0.2%
48	Kirby Corp. (a)	2,254

	Professional Services — 0.9%
9	CDI Corp.	146
39	Corporate Executive Board Co. (The)	1,606
22	Dolan Co. (The) (a)	145
10	Exponent, Inc. (a)	517
94	FTI Consulting, Inc. (a)	2,714
12	Heidrick & Struggles International, Inc.	218
17	Insperity, Inc.	458
21	Kelly Services, Inc., Class A	270
33	Korn/Ferry International (a)	477
44	Manpower, Inc.	1,620
36	Navigant Consulting, Inc. (a)	460
31	On Assignment, Inc. (a)	491
33	Resources Connection, Inc.	404
14	Towers Watson & Co., Class A	857
34	TrueBlue, Inc. (a)	522

		10,905

	Road & Rail — 1.6%
18	Arkansas Best Corp.	228
171	Avis Budget Group, Inc. (a)	2,601
77	Con-way, Inc.	2,781
41	Heartland Express, Inc.	583
106	J.B. Hunt Transport Services, Inc.	6,311
56	Kansas City Southern	3,868
35	Landstar System, Inc.	1,830
26	Old Dominion Freight Line, Inc. (a)	1,140

		19,342

	Trading Companies & Distributors — 0.5%
4	Applied Industrial Technologies, Inc.	138
19	Kaman Corp.	579
4	Lawson Products, Inc.	35
8	MSC Industrial Direct Co., Inc., Class A	556
95	United Rentals, Inc. (a)	3,234

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Trading Companies & Distributors — Continued
13	Watsco, Inc.	929

		5,471

	Total Industrials	185,121

	Information Technology — 16.6%
	Communications Equipment — 1.1%
155	Arris Group, Inc. (a)	2,154
8	Bel Fuse, Inc., Class B	140
13	Black Box Corp.	366
14	Comtech Telecommunications Corp.	409
17	Digi International, Inc. (a)	177
84	Harmonic, Inc. (a)	356
83	NETGEAR, Inc. (a)	2,849
14	Oplink Communications, Inc. (a)	194
13	PC-Tel, Inc.	86
74	Plantronics, Inc.	2,480
191	Polycom, Inc. (a)	2,013
55	Riverbed Technology, Inc. (a)	893
30	Symmetricom, Inc. (a)	182

		12,299

	Computers & Peripherals — 1.2%
44	3D Systems Corp. (a)	1,519
21	Avid Technology, Inc. (a)	155
114	Diebold, Inc.	4,192
36	Intermec, Inc. (a)	221
14	Intevac, Inc. (a)	103
251	NCR Corp. (a)	5,696
23	Novatel Wireless, Inc. (a)	57
32	QLogic Corp. (a)	444
15	Stratasys, Inc. (a)	732
24	Super Micro Computer, Inc. (a)	380
32	Synaptics, Inc. (a)	925

		14,424

	Electronic Equipment, Instruments & Components — 2.5%
15	Agilysys, Inc. (a)	128
88	Avnet, Inc. (a)	2,723
10	Badger Meter, Inc.	387
43	Benchmark Electronics, Inc. (a)	603
49	Brightpoint, Inc. (a)	267
28	Checkpoint Systems, Inc. (a)	243
23	CTS Corp.	220
24	Daktronics, Inc.	168
12	DTS, Inc. (a)	315
18	Electro Scientific Industries, Inc.	213
13	FARO Technologies, Inc. (a)	551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
54	FEI Co. (a)	2,602
18	Gerber Scientific, Inc. (a) (f) (i)	—
170	Ingram Micro, Inc., Class A (a)	2,976
33	Insight Enterprises, Inc. (a)	562
16	Littelfuse, Inc.	903
11	Measurement Specialties, Inc. (a)	353
22	Mercury Computer Systems, Inc. (a)	280
26	Methode Electronics, Inc.	222
11	MTS Systems Corp.	439
26	Newport Corp. (a)	317
7	OSI Systems, Inc. (a)	452
14	Park Electrochemical Corp.	367
67	Plexus Corp. (a)	1,902
26	Pulse Electronics Corp.	51
17	Radisys Corp. (a)	106
21	Rofin-Sinar Technologies, Inc. (a)	390
11	Rogers Corp. (a)	453
21	ScanSource, Inc. (a)	643
68	SYNNEX Corp. (a)	2,357
90	Tech Data Corp. (a)	4,330
76	Trimble Navigation Ltd. (a)	3,485
49	TTM Technologies, Inc. (a)	458

		29,466

	Internet Software & Services — 1.7%
77	AOL, Inc. (a)	2,149
32	Blucora, Inc. (a)	400
29	comScore, Inc. (a)	479
30	DealerTrack Holdings, Inc. (a)	892
26	Digital River, Inc. (a)	438
34	Equinix, Inc. (a)	6,032
33	j2 Global, Inc.	872
31	Liquidity Services, Inc. (a)	1,566
34	LivePerson, Inc. (a)	657
15	LogMeIn, Inc. (a)	464
93	Monster Worldwide, Inc. (a)	789
16	OpenTable, Inc. (a)	724
23	Perficient, Inc. (a)	256
25	QuinStreet, Inc. (a)	227
76	Rackspace Hosting, Inc. (a)	3,352
12	Stamps.com, Inc. (a)	301
55	United Online, Inc.	232
11	XO Group, Inc. (a)	98

		19,928

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — 3.5%
58	Acxiom Corp. (a)	871
62	Alliance Data Systems Corp. (a)	8,370
30	Broadridge Financial Solutions, Inc.	634
69	CACI International, Inc., Class A (a)	3,810
49	CIBER, Inc. (a)	212
61	Convergys Corp.	900
49	CoreLogic, Inc. (a)	898
24	CSG Systems International, Inc. (a)	418
80	DST Systems, Inc.	4,372
15	ExlService Holdings, Inc. (a)	359
10	Forrester Research, Inc.	355
121	Gartner, Inc. (a)	5,227
27	Heartland Payment Systems, Inc.	813
24	Higher One Holdings, Inc. (a)	292
21	iGATE Corp. (a)	360
35	Jack Henry & Associates, Inc.	1,213
217	Lender Processing Services, Inc.	5,480
11	ManTech International Corp., Class A	261
11	MAXIMUS, Inc.	548
4	NCI, Inc., Class A (a)	18
40	NeuStar, Inc., Class A (a)	1,339
21	TeleTech Holdings, Inc. (a)	340
59	VeriFone Systems, Inc. (a)	1,956
13	Virtusa Corp. (a)	179
27	Wright Express Corp. (a)	1,676

		40,901

	Office Electronics — 0.0% (g)
6	Zebra Technologies Corp., Class A (a)	206

	Semiconductors & Semiconductor Equipment — 2.8%
32	Advanced Energy Industries, Inc. (a)	423
202	Atmel Corp. (a)	1,355
24	ATMI, Inc. (a)	489
47	Brooks Automation, Inc.	442
17	Cabot Microelectronics Corp.	492
18	Ceva, Inc. (a)	311
67	Cirrus Logic, Inc. (a)	1,994
17	Cohu, Inc.	174
221	Cypress Semiconductor Corp. (a)	2,921
16	DSP Group, Inc. (a)	103
12	Entropic Communications, Inc. (a)	66
32	Exar Corp. (a)	259
243	Fairchild Semiconductor International, Inc. (a)	3,432
381	GT Advanced Technologies, Inc. (a)	2,012
8	Hittite Microwave Corp. (a)	428
106	Integrated Device Technology, Inc. (a)	593

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
44	Kopin Corp. (a)	153
51	Kulicke & Soffa Industries, Inc. (a)	451
30	Lam Research Corp. (a)	1,123
35	Micrel, Inc.	332
146	Microsemi Corp. (a)	2,699
63	MKS Instruments, Inc.	1,831
25	Monolithic Power Systems, Inc. (a)	498
12	Nanometrics, Inc. (a)	189
17	Pericom Semiconductor Corp. (a)	153
28	Power Integrations, Inc.	1,042
12	Rubicon Technology, Inc. (a)	120
21	Rudolph Technologies, Inc. (a)	186
4	Semtech Corp. (a)	93
19	Sigma Designs, Inc. (a)	123
85	Silicon Laboratories, Inc. (a)	3,236
124	Skyworks Solutions, Inc. (a)	3,392
16	Standard Microsystems Corp. (a)	598
30	STR Holdings, Inc. (a)	136
9	Supertex, Inc. (a)	168
37	Tessera Technologies, Inc.	564
19	Ultratech, Inc. (a)	599
18	Volterra Semiconductor Corp. (a)	418

		33,598

	Software — 3.8%
23	Advent Software, Inc. (a)	615
52	ANSYS, Inc. (a)	3,253
32	Blackbaud, Inc.	824
25	Bottomline Technologies, Inc. (a)	454
481	Cadence Design Systems, Inc. (a)	5,283
72	CommVault Systems, Inc. (a)	3,580
156	Compuware Corp. (a)	1,445
28	Ebix, Inc. (c)	550
23	EPIQ Systems, Inc.	285
24	FactSet Research Systems, Inc.	2,184
87	Fair Isaac Corp.	3,672
63	Informatica Corp. (a)	2,653
10	Interactive Intelligence Group, Inc. (a)	282
35	Manhattan Associates, Inc. (a)	1,619
36	Mentor Graphics Corp. (a)	533
37	MICROS Systems, Inc. (a)	1,890
6	MicroStrategy, Inc., Class A (a)	783
26	Monotype Imaging Holdings, Inc. (a)	437
25	Netscout Systems, Inc. (a)	548
11	Opnet Technologies, Inc.	289
16	Parametric Technology Corp. (a)	325

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
42	Quest Software, Inc. (a)	1,179
111	Rovi Corp. (a)	2,181
16	Sourcefire, Inc. (a)	828
189	Synopsys, Inc. (a)	5,573
103	TIBCO Software, Inc. (a)	3,093
20	VASCO Data Security International, Inc. (a)	164
29	Websense, Inc. (a)	540

		45,062

	Total Information Technology	195,884

	Materials — 6.3%
	Chemicals — 2.8%
23	A Schulman, Inc.	451
59	Albemarle Corp.	3,495
17	American Vanguard Corp.	447
46	Ashland, Inc.	3,192
22	Balchem Corp.	712
48	Cabot Corp.	1,973
43	Calgon Carbon Corp. (a)	605
37	Cytec Industries, Inc.	2,186
87	H.B. Fuller Co.	2,668
6	Hawkins, Inc.	236
29	Intrepid Potash, Inc. (a)	650
14	Koppers Holdings, Inc.	492
23	Kraton Performance Polymers, Inc. (a)	498
13	LSB Industries, Inc. (a)	412
13	Minerals Technologies, Inc.	843
24	NewMarket Corp.	5,297
158	Olin Corp.	3,303
20	OM Group, Inc. (a)	382
9	Quaker Chemical Corp.	419
3	Sensient Technologies Corp.	113
7	Stepan Co.	634
16	Tredegar Corp.	231
72	Valspar Corp.	3,796
15	Zep, Inc.	208

		33,243

	Construction Materials — 0.5%
103	Eagle Materials, Inc.	3,861
44	Headwaters, Inc. (a)	225
20	Martin Marietta Materials, Inc.	1,538

		5,624

	Containers & Packaging — 0.6%
21	Aptargroup, Inc.	1,095
4	Greif, Inc., Class A	163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
24	Myers Industries, Inc.	412
21	Rock-Tenn Co., Class A	1,146
60	Silgan Holdings, Inc.	2,544
49	Sonoco Products Co.	1,466

		6,826

	Metals & Mining — 1.6%
11	AM Castle & Co. (a)	122
18	AMCOL International Corp.	506
41	Commercial Metals Co.	523
45	Globe Specialty Metals, Inc.	598
9	Haynes International, Inc.	441
11	Kaiser Aluminum Corp.	592
15	Materion Corp.	353
6	Olympic Steel, Inc.	102
88	Reliance Steel & Aluminum Co.	4,464
43	Royal Gold, Inc.	3,341
23	RTI International Metals, Inc. (a)	525
362	Steel Dynamics, Inc.	4,250
51	SunCoke Energy, Inc. (a)	740
103	Worthington Industries, Inc.	2,101

		18,658

	Paper & Forest Products — 0.8%
18	Buckeye Technologies, Inc.	506
17	Clearwater Paper Corp. (a)	564
8	Deltic Timber Corp.	515
64	Domtar Corp., (Canada)	4,890
28	KapStone Paper & Packaging Corp. (a)	436
13	Neenah Paper, Inc.	357
29	Schweitzer-Mauduit International, Inc.	1,984
34	Wausau Paper Corp.	329

		9,581

	Total Materials	73,932

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
7	Atlantic Tele-Network, Inc.	219
19	Cbeyond, Inc. (a)	131
137	Cincinnati Bell, Inc. (a)	510
30	General Communication, Inc., Class A (a)	246
11	Lumos Networks Corp.	106
23	Neutral Tandem, Inc. (a)	301
108	tw telecom, inc. (a)	2,759

		4,272

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — (Continued)
	Wireless Telecommunication Services — 0.2%
11	NTELOS Holdings Corp.	212
72	Telephone & Data Systems, Inc.	1,537
15	USA Mobility, Inc.	196

		1,945

	Total Telecommunication Services	6,217

	Utilities — 4.4%
	Electric Utilities — 2.1%
10	ALLETE, Inc.	414
42	Cleco Corp.	1,769
93	El Paso Electric Co.	3,080
136	Hawaiian Electric Industries, Inc.	3,889
141	NV Energy, Inc.	2,476
106	OGE Energy Corp.	5,500
212	PNM Resources, Inc.	4,147
61	UNS Energy Corp.	2,338
35	Westar Energy, Inc.	1,047

		24,660

	Gas Utilities — 1.2%
38	Atmos Energy Corp.	1,342
16	Laclede Group, Inc. (The)	632
42	New Jersey Resources Corp.	1,827
19	Northwest Natural Gas Co.	904
274	Questar Corp.	5,719
44	Southwest Gas Corp.	1,924
61	UGI Corp.	1,781

		14,129

	Multi-Utilities — 1.1%
92	Alliant Energy Corp.	4,212
111	Avista Corp.	2,976
11	Black Hills Corp.	338
11	CH Energy Group, Inc.	711
42	NorthWestern Corp.	1,539

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
92	Vectren Corp.	2,716

		12,492

	Water Utilities — 0.0% (g)
14	American States Water Co.	555

	Total Utilities	51,836

	Total Common Stocks (Cost $988,019)	1,158,806

Short-Term Investments — 2.0%
	Investment Company — 1.9%
21,942	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m)	21,942

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,965	U.S. Treasury Bill, 0.067%, 08/09/12 (k) (n)	1,965

	Total Short-Term Investments (Cost $23,906)	23,907

SHARES
Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,127	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,127)	1,127

	Total Investments — 100.0% (Cost $1,013,052)	1,183,840
	Liabilities in Excess of Other Assets — 0.0% (g)	(268)

	NET ASSETS — 100.0%	$1,183,572

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
90	E-mini Russell 2000	09/21/12	$7,159	$377
202	S&P Mid Cap 400	09/21/12	18,978	539

				$916

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	25

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Market Expansion Index Fund owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,742,814	$1,160,771
Investments in affiliates, at value	24,495	23,069

Total investment securities, at value	1,767,309	1,183,840
Receivables:
Investment securities sold	1,572	4,300
Fund shares sold	5,029	1,622
Dividends from non-affiliates	2,291	1,043
Dividends from affiliates	1	4
Securities lending income	—	1
Variation margin on futures contracts	59	722
Other assets	228	—

Total Assets	1,776,489	1,191,532

LIABILITIES:
Payables:
Due to custodian	255	—
Dividends	823	2,581
Investment securities purchased	2,857	3,011
Collateral for securities lending program	—	1,127
Fund shares redeemed	1,393	666
Accrued liabilities:
Investment advisory fees	227	230
Administration fees	—	80
Shareholder servicing fees	12	62
Distribution fees	140	24
Custodian and accounting fees	13	15
Trustees’ and Chief Compliance Officer’s fees	3	10
Transfer agent fees	430	93
Other	125	61

Total Liabilities	6,278	7,960

Net Assets	$1,770,211	$1,183,572

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid-in-Capital	$975,274	$981,121
Accumulated undistributed (distributions in excess of) net investment income	605	(1,205)
Accumulated net realized gains (losses)	(133,340)	31,952
Net unrealized appreciation (depreciation)	927,672	171,704

Total Net Assets	$1,770,211	$1,183,572

Net Assets:
Class A	$520,294	$62,820
Class B	15,380	3,613
Class C	45,854	12,330
Class R2	—	4,477
Select Class	1,188,683	1,100,332

Total	$1,770,211	$1,183,572

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,828	6,089
Class B	499	363
Class C	1,488	1,292
Class R2	—	436
Select Class	38,442	106,106

Net Asset Value (a):
Class A — Redemption price per share	$30.92	$10.32
Class B — Offering price per share (b)	30.83	9.95
Class C — Offering price per share (b)	30.81	9.55
Class R2 — Offering and redemption price per share	—	10.25
Select Class — Offering and redemption price per share	30.92	10.37
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.63	$10.89

Cost of investments in non-affiliates	$821,341	$989,983
Cost of investments in affiliates	18,385	23,069
Value of securities on loan	—	1,123

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1
Dividend income from non-affiliates	37,479	15,085
Dividend income from affiliates	628	31
Income from securities lending (net)	31	252
Other income	9	—

Total investment income	38,147	15,369

EXPENSES:
Investment advisory fees	4,356	2,899
Administration fees	1,528	1,017
Distribution fees:
Class A	1,270	167
Class B	133	32
Class C	339	98
Class R2	—	18
Shareholder servicing fees:
Class A	1,270	167
Class B	44	11
Class C	113	32
Class R2	—	9
Select Class	2,929	2,680
Custodian and accounting fees	89	78
Interest expense to affiliates	— (a)	—
Professional fees	59	61
Trustees’ and Chief Compliance Officer’s fees	16	11
Printing and mailing costs	200	72
Registration and filing fees	51	41
Transfer agent fees	1,279	339
Other	20	11

Total expenses	13,696	7,743

Less amounts waived	(8,340)	(2,334)

Net expenses	5,356	5,409

Net investment income (loss)	32,791	9,960

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	45,297	45,758
Investment in affiliates	(199)	—
Futures	177	(2,627)

Net realized gain (loss)	45,275	43,131

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	867	(81,678)
Investments in affiliates	(3,144)	—
Futures	(514)	57

Change in net unrealized appreciation (depreciation)	(2,791)	(81,621)

Net realized/unrealized gains (losses)	42,484	(38,490)

Change in net assets resulting from operations	$75,275	$(28,530)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,791	$32,321	$9,960	$7,635
Net realized gain (loss)	45,275	39,885	43,131	111,952
Change in net unrealized appreciation (depreciation)	(2,791)	397,365	(81,621)	203,262

Change in net assets resulting from operations	75,275	469,571	(28,530)	322,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,762)	(8,578)	(449)	(388)
From net realized gains	—	—	(5,003)	—
Class B
From net investment income	(167)	(217)	(4)	(10)
From net realized gains	—	—	(329)	—
Class C
From net investment income	(453)	(419)	(20)	(24)
From net realized gains	—	—	(1,060)	—
Class R2
From net investment income	—	—	(14)	(10)
From net realized gains	—	—	(251)	—
Select Class
From net investment income	(22,770)	(22,680)	(9,910)	(7,240)
From net realized gains	—	—	(78,847)	—

Total distributions to shareholders	(32,152)	(31,894)	(95,887)	(7,672)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(166,073)	(108,701)	62,469	79,057

NET ASSETS:
Change in net assets	(122,950)	328,976	(61,948)	394,234
Beginning of period	1,893,161	1,564,185	1,245,520	851,286

End of period	$1,770,211	$1,893,161	$1,183,572	$1,245,520

Accumulated undistributed (distributions in excess of) net investment income	$605	$273	$(1,205)	$(768)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$99,357	$116,737	$16,148	$22,257
Dividends and distributions reinvested	8,689	8,306	4,676	327
Cost of shares redeemed	(142,765)	(206,303)	(27,749)	(24,492)

Change in net assets from Class A capital transactions	$(34,719)	$(81,260)	$(6,925)	$(1,908)

Class B
Proceeds from shares issued	$113	$159	$34	$71
Dividends and distributions reinvested	162	204	312	9
Cost of shares redeemed	(7,129)	(12,938)	(1,996)	(3,504)

Change in net assets from Class B capital transactions	$(6,854)	$(12,575)	$(1,650)	$(3,424)

Class C
Proceeds from shares issued	$8,152	$8,223	$3,714	$2,884
Dividends and distributions reinvested	311	266	894	19
Cost of shares redeemed	(13,075)	(13,431)	(4,570)	(2,585)

Change in net assets from Class C capital transactions	$(4,612)	$(4,942)	$38	$318

Class R2
Proceeds from shares issued	$—	$—	$2,397	$2,144
Dividends and distributions reinvested	—	—	140	6
Cost of shares redeemed	—	—	(1,029)	(1,001)

Change in net assets from Class R2 capital transactions	$—	$—	$1,508	$1,149

Select Class
Proceeds from shares issued	$299,768	$414,907	$237,908	$295,629
Dividends and distributions reinvested	19,621	18,907	34,362	849
Cost of shares redeemed	(439,277)	(443,738)	(202,772)	(213,556)

Change in net assets from Select Class capital transactions	$(119,888)	$(9,924)	$69,498	$82,922

Total change in net assets from capital transactions	$(166,073)	$(108,701)	$62,469	$79,057

SHARE TRANSACTIONS:
Class A
Issued	3,394	4,188	1,572	2,149
Reinvested	300	293	500	29
Redeemed	(4,913)	(7,451)	(2,724)	(2,314)

Change in Class A Shares	(1,219)	(2,970)	(652)	(136)

Class B
Issued	4	6	4	7
Reinvested	6	7	35	1
Redeemed	(245)	(465)	(199)	(353)

Change in Class B Shares	(235)	(452)	(160)	(345)

Class C
Issued	279	291	395	283
Reinvested	11	9	104	2
Redeemed	(447)	(490)	(474)	(276)

Change in Class C Shares	(157)	(190)	25	9

Class R2
Issued	—	—	232	202
Reinvested	—	—	15	1
Redeemed	—	—	(100)	(96)

Change in Class R2 Shares	—	—	147	107

Select Class
Issued	10,176	14,906	23,196	27,688
Reinvested	677	665	3,668	76
Redeemed	(15,173)	(15,613)	(19,720)	(20,466)

Change in Select Class Shares	(4,320)	(42)	7,144	7,298

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (a)
Equity Index Fund
Class A
Year Ended June 30, 2012	$29.96	$0.51	(c)	$0.96	$1.47	$(0.51)	$30.92	5.03%
Year Ended June 30, 2011	23.40	0.45	(c)	6.56	7.01	(0.45)	29.96	30.09
Year Ended June 30, 2010	20.90	0.45	(c)	2.49	2.94	(0.44)	23.40	13.96
Year Ended June 30, 2009	29.08	0.51	(c)	(8.19)	(7.68)	(0.50)	20.90	(26.38)
Year Ended June 30, 2008	34.16	0.53	(c)	(5.09)	(4.56)	(0.52)	29.08	(13.47)

Class B
Year Ended June 30, 2012	29.88	0.29	(c)	0.94	1.23	(0.28)	30.83	4.20
Year Ended June 30, 2011	23.34	0.24	(c)	6.54	6.78	(0.24)	29.88	29.10
Year Ended June 30, 2010	20.84	0.26	(c)	2.49	2.75	(0.25)	23.34	13.12
Year Ended June 30, 2009	28.98	0.34	(c)	(8.15)	(7.81)	(0.33)	20.84	(26.92)
Year Ended June 30, 2008	34.02	0.28	(c)	(5.07)	(4.79)	(0.25)	28.98	(14.12)

Class C
Year Ended June 30, 2012	29.87	0.29	(c)	0.94	1.23	(0.29)	30.81	4.21
Year Ended June 30, 2011	23.34	0.24	(c)	6.54	6.78	(0.25)	29.87	29.11
Year Ended June 30, 2010	20.84	0.26	(c)	2.49	2.75	(0.25)	23.34	13.14
Year Ended June 30, 2009	28.98	0.34	(c)	(8.14)	(7.80)	(0.34)	20.84	(26.91)
Year Ended June 30, 2008	34.04	0.29	(c)	(5.08)	(4.79)	(0.27)	28.98	(14.13)

Select Class
Year Ended June 30, 2012	29.97	0.58	(c)	0.95	1.53	(0.58)	30.92	5.26
Year Ended June 30, 2011	23.40	0.52	(c)	6.57	7.09	(0.52)	29.97	30.45
Year Ended June 30, 2010	20.90	0.51	(c)	2.49	3.00	(0.50)	23.40	14.24
Year Ended June 30, 2009	29.08	0.56	(c)	(8.18)	(7.62)	(0.56)	20.90	(26.20)
Year Ended June 30, 2008	34.16	0.61	(c)	(5.09)	(4.48)	(0.60)	29.08	(13.25)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$520,294	0.45%	1.74%	0.94%	7%
540,743	0.45	1.63	0.94	7
491,906	0.45	1.80	0.96	8
439,950	0.45	2.29	1.04	18
594,810	0.45	1.64	0.97	12

15,380	1.20	0.99	1.44	7
21,922	1.20	0.88	1.44	7
27,677	1.20	1.07	1.46	8
36,524	1.20	1.53	1.53	18
71,403	1.20	0.87	1.47	12

45,854	1.20	0.99	1.44	7
49,126	1.20	0.88	1.44	7
42,819	1.20	1.06	1.46	8
44,210	1.20	1.53	1.54	18
72,637	1.20	0.89	1.47	12

1,188,683	0.20	1.99	0.69	7
1,281,370	0.20	1.87	0.69	7
1,001,783	0.20	2.05	0.71	8
887,055	0.20	2.57	0.79	18
1,102,129	0.20	1.89	0.72	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Index Fund
Class A
Year Ended June 30, 2012	$11.52	$0.07	(e)	$(0.42)	$(0.35)	$(0.07)	$(0.78)	$(0.85)
Year Ended June 30, 2011	8.42	0.05	(e)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(e)	1.55	1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(e)	(3.02)	(2.93)	(0.08)	(0.32)	(0.40)
Year Ended June 30, 2008	13.58	0.08	(e)	(1.63)	(1.55)	(0.07)	(1.75)	(1.82)

Class B
Year Ended June 30, 2012	11.16	(0.01	)(e)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(e)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(e)(f)	1.49	1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(e)	(2.94)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(e)	(1.59)	(1.60)	(0.01)	(1.75)	(1.76)

Class C
Year Ended June 30, 2012	10.74	(0.01	)(e)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(e)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(e)(f)	1.44	1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(e)	(2.84)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(e)	(1.54)	(1.55)	(0.01)	(1.75)	(1.76)

Class R2
Year Ended June 30, 2012	11.46	0.03	(e)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(e)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(e)	1.55	1.57	(0.05)	—	(0.05)
November 3, 2008(g) through June 30, 2009	7.32	0.04	(e)	(0.11)	(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Year Ended June 30, 2012	11.57	0.09	(e)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(e)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(e)	1.54	1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(e)	(3.01)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(e)	(1.63)	(1.52)	(0.10)	(1.75)	(1.85)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.32	(2.22)%	$62,820	0.69%	0.64%	0.89%	77%
11.52	37.50	77,638	0.69	0.50	0.89	78
8.42	23.30	57,906	0.69	0.75	0.91	61
6.88	(28.22)	45,589	0.75	1.18	1.01	70
10.21	(11.79)	65,663	0.70	0.70	0.94	65

9.95	(2.98)	3,613	1.39	(0.08)	1.39	77
11.16	36.63	5,839	1.39	(0.20)	1.39	78
8.18	22.21	7,104	1.41	0.03	1.41	61
6.70	(28.69)	8,587	1.49	0.44	1.50	70
9.97	(12.45)	17,126	1.44	(0.05)	1.44	65

9.55	(2.85)	12,330	1.39	(0.07)	1.39	77
10.74	36.53	13,613	1.39	(0.21)	1.39	78
7.88	22.34	9,919	1.41	0.03	1.41	61
6.45	(28.75)	8,906	1.49	0.44	1.50	70
9.63	(12.43)	15,669	1.44	(0.06)	1.44	65

10.25	(2.64)	4,477	1.07	0.27	1.14	77
11.46	36.97	3,309	1.07	0.10	1.14	78
8.39	22.83	1,527	1.07	0.24	1.16	61
6.87	(0.31)	50	1.07	1.06	1.30	70

10.37	(1.96)	1,100,332	0.44	0.89	0.64	77
11.57	37.84	1,145,121	0.44	0.75	0.64	78
8.45	23.49	774,830	0.44	1.00	0.66	61
6.91	(28.00)	591,735	0.51	1.43	0.76	70
10.24	(11.55)	485,717	0.45	0.95	0.69	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the Market Expansion Index Fund is to seek to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets as represented by a market capitalization weighted combination of the Standard & Poor’s Small Cap 600 Index and the Standard & Poor’s Mid Cap 400 Index.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,767,309	$—	$—		$1,767,309

Appreciation in Other Financial Instruments
Futures Contracts	$89	$—	$—		$89

Market Expansion Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$166,852	$—	$—		$166,852
Consumer Staples	50,381	—	—		50,381
Energy	62,033	—	—		62,033
Financials	244,262	—	—		244,262
Health Care	122,288	—	—		122,288
Industrials	185,121	—	—		185,121
Information Technology	195,884	—	—	(b)	195,884
Materials	73,932	—	—		73,932
Telecommunication Services	6,217	—	—		6,217
Utilities	51,836	—	—		51,836

Total Common Stocks	1,158,806	—	—	(b)	1,158,806

Short-Term Investments
Investment Company	21,942	—	—		21,942
U.S. Treasury Obligation	—	1,965	—		1,965
Investment of Cash Collateral for Securities on Loan
Investment Company	1,127	—	—		1,127

Total Investments in Securities	$1,181,875	$1,965	$—	(b)	$1,183,840

Appreciation in Other Financial Instruments
Futures Contracts	$916	$—	$—		$916

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Value is zero.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Market Expansion Index Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stock — Information Technology	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales included all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Value is zero.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2012 (amounts in thousands):

	Value		Percentage
Market Expansion Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their index, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Equity Index Fund	Market Expansion Index Fund
Average Notional Balance Long	$14,619	$28,287
Ending Notional Balance Long	6,985	26,137

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

D. Investment Transactions with Affiliates — An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$25,282	$891	$3,362	$(199)	$609	545	$19,468
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,103	208,730	222,806	—	19	5,027	5,027
JPMorgan Prime Money Market Fund, Capital Shares*	7,885	5,427	13,312	—	—	—	—

Total	$52,270			$(199)	$628		$24,495

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Market Expansion Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$25,717	$250,145	$253,920	$—	$31	21,942	$21,942
JPMorgan Prime Money Market Fund, Capital Shares*	32,596	32,617	64,086	—	—	1,127	1,127

Total	$58,313			$—	$31		$23,069

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

E. Securities Lending — Each Fund may lend securities to brokers approved by JPMIM in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Equity Index Fund	$1
Market Expansion Index Fund	14

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Market Expansion Index Fund	$1,123	$1,127	*	$1,127

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$1
Market Expansion Index Fund	11

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Equity Index Fund	$(19)	$(307)	$326
Market Expansion Index Fund	24	—	(24)

The reclassifications for the Funds relate primarily to distributions from investments in real estate investments trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$23	$9
Market Expansion Index Fund	5	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	1.07%	0.57

The expense limitation agreements were in effect for the year ended June 30, 2012. The expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$2,717	$1,397	$4,198	$8,312
Market Expansion Index Fund	—	—	807	807

	Voluntary Waivers
	Shareholder
	Servicing	Total
Market Expansion Index Fund	$1,480	$1,480

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$28
Market Expansion Index Fund	47

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$114,561	$262,824
Market Expansion Index Fund	882,769	918,286

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$923,822	$899,131	$55,644	$843,487
Market Expansion Index Fund	1,023,697	207,934	47,791	160,143

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Equity Index Fund	$32,152	$—	$32,152
Market Expansion Index Fund	10,397	85,490	95,887

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Equity Index Fund	$31,894	$31,894
Market Expansion Index Fund	7,672	7,672

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,478	$(49,123)	$843,487
Market Expansion Index Fund	1,395	53,690	160,143

For the Funds, the cumulative timing differences primarily consist of distributions payable, wash sale loss deferrals and post-October loss deferrals (Market Expansion Index Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Funds did not have post-enactment net capital loss carryforwards.

As of June 30, 2011, the Equity Index Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Equity Index Fund	$2,968	$46,155	$49,123

During the year ended June 30, 2012, the Equity Index Fund utilized capital loss carryforwards of approximately $42,513,000.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

		Post-October Capital Loss Character
	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Equity Index Fund	$—	$32	$—
Market Expansion Index Fund	—	10,178	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012. Average borrowings from the Facility for the year ended June 30, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Equity Index Fund	$8,038	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentration and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 29.7% of the net assets of Market Expansion Index Fund. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Index Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	47

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,092.70	$2.34	0.45%
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class B
Actual	1,000.00	1,088.30	6.23	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class C
Actual	1,000.00	1,088.60	6.23	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Select Class
Actual	1,000.00	1,093.70	1.04	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20

Market Expansion Index Fund
Class A
Actual	1,000.00	1,076.70	3.56	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class B
Actual	1,000.00	1,072.30	7.11	1.38
Hypothetical	1,000.00	1,018.00	6.92	1.38
Class C
Actual	1,000.00	1,072.30	7.11	1.38
Hypothetical	1,000.00	1,018.00	6.92	1.38
Class R2
Actual	1,000.00	1,073.20	5.52	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Select Class
Actual	1,000.00	1,077.70	2.27	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Index Fund	100.00

Long Term Capital Gain Designation — 15%

The Market Expansion Index Fund hereby designates approximately $85,490,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its tax return for the fiscal year ended June 30, 2012.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$32,152
Market Expansion Index Fund	10,397

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-INDEX-612

Annual Report

J.P. Morgan Investor Funds

June 30, 2012

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Fund	Fund Return*	Barclays Capital U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of 6/30/2012 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	1.45%	5.28%	3.84%	5.02%	**	$3,118,446

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	2.60%	5.28%	3.84%	5.23%	***	2,871,690

JPMorgan Investor Growth Fund, Class A (no sales charge)	-1.03%	5.28%	3.84%	4.15%	****	1,481,475

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	0.60%	5.28%	3.84%	4.65%	*****	1,976,888

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	43.0%
U.S. Equity	42.6
Alternative Assets	8.5
International Equity	5.1
Money Market	0.8

Investor Conservative Growth Fund
Fixed Income	60.3%
U.S. Equity	26.9
Alternative Assets	8.7
International Equity	3.4
Money Market	0.7

Investor Growth Fund
U.S. Equity	81.0%
International Equity	7.6
Fixed Income	6.6
Alternative Assets	3.9
Money Market	0.9

Investor Growth & Income Fund
U.S. Equity	58.8%
Fixed Income	24.6
Alternative Assets	8.8
International Equity	6.8
Money Market	1.0

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based upon total investments as of June 30, 2012. The Funds’ composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

While fears of systemic risk from Europe’s debt crisis weighed on stocks in most parts of the world during the reporting period, the drag on stock prices was more pronounced in international markets. During the twelve months ended June 30, 2012, international stocks, as measured by the MSCI EAFE Index (net of foreign withholding taxes) returned -13.83%. On the other hand, the Russell 3000 Index, a measure of U.S. stocks, returned 3.84%. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and buoyed U.S. stocks. U.S. stocks also outperformed emerging market stocks, as investors worried that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. U.S. bonds, as measured by the Barclays Capital U.S. Intermediate Aggregate Index gained 5.28% during the same period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

For the twelve months ended June 30, 2012, each of the JPMorgan Investor Funds (the “Investor Funds”) underperformed the Barclays Capital U.S. Intermediate Aggregate Index, their broad based fixed income benchmark and the Russell 3000 Index, their broad based equity benchmark.

In accordance with their model allocations, each Investor Fund allocated its assets among fixed income, equity and alternative investments. The Funds’ exposure to equities drove their underperformance versus the Barclays Capital U.S. Intermediate Aggregate Index as equities underperformed fixed income securities during the reporting period. Meanwhile, each Investor Fund invests in U.S., international and emerging market stocks, while the Russell 3000 Index is comprised solely of U.S. large-cap stocks. The Investor Funds’ allocation to international and emerging market stocks, which underperformed U.S. stocks during the reporting period, was the primary driver of their relative underperformance versus the Russell 3000 Index.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income benchmark and broad based equity benchmark. These composite benchmarks correspond to each Investor Fund’s model allocation. Each Investor Fund underperformed its composite benchmark during the reporting period. The primary driver of the Investor Funds’ relative underperformance versus their respective composite benchmarks was also their allocation to international and emerging market stocks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds that invested in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Within each asset class, the underlying funds in which the Investor Funds invested were further diversified among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended benchmark.

*	The advisor seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		1.45%	2.98%	5.61%
With Sales Charge*		(3.10)	2.04	5.13
CLASS B SHARES	12/10/96
Without CDSC		0.97	2.43	5.08
With CDSC**		(4.03)	2.06	5.08
CLASS C SHARES	7/1/97
Without CDSC		0.94	2.42	4.98
With CDSC***		(0.06)	2.42	4.98
SELECT CLASS SHARES	12/10/96	1.70	3.25	5.88

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays Capital U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		2.60%	3.94%	5.11%
With Sales Charge*		(2.04)	2.99	4.62
CLASS B SHARES	12/10/96
Without CDSC		2.16	3.37	4.59
With CDSC**		(2.84)	3.01	4.59
CLASS C SHARES	7/1/97
Without CDSC		2.09	3.36	4.47
With CDSC***		1.09	3.36	4.47
SELECT CLASS SHARES	12/10/96	2.92	4.20	5.38

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays Capital U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(1.03)%	0.06%	5.35%
With Sales Charge*		(5.51)	(0.85)	4.87
CLASS B SHARES	12/10/96
Without CDSC		(1.55)	(0.51)	4.81
With CDSC**		(6.55)	(0.92)	4.81
CLASS C SHARES	7/1/97
Without CDSC		(1.57)	(0.53)	4.69
With CDSC***		(2.57)	(0.53)	4.69
SELECT CLASS SHARES	12/10/96	(0.77)	0.29	5.61

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays Capital U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of

U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		0.60%	1.62%	5.60%
With Sales Charge*		(3.96)	0.69	5.11
CLASS B SHARES	12/10/96
Without CDSC		0.03	1.05	5.05
With CDSC**		(4.97)	0.66	5.05
CLASS C SHARES	7/1/97
Without CDSC		0.00	1.05	4.94
With CDSC***		(1.00)	1.05	4.94
SELECT CLASS SHARES	12/10/96	0.79	1.86	5.86

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays Capital U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Aggregate Index is an unmanaged index comprised of

U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 8.4%
1,562	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	25,060
991	JPMorgan Global Natural Resources Fund, Select Class Shares	10,536
17,053	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	167,460
4,197	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	60,434

	Total Alternative Assets	263,490

	Fixed Income — 43.0%
27,264	JPMorgan Core Bond Fund, Select Class Shares	326,897
49,388	JPMorgan Core Plus Bond Fund, Select Class Shares	414,860
3,479	JPMorgan Credit Opportunities Fund, Select Class Shares	35,589
6,418	JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,975
365	JPMorgan Floating Rate Income Fund, Select Class Shares	3,566
9,214	JPMorgan Government Bond Fund, Select Class Shares	107,339
28,717	JPMorgan High Yield Fund, Select Class Shares	226,001
4,902	JPMorgan Inflation Managed Bond Fund, Select Class Shares	52,308
6,709	JPMorgan Limited Duration Bond Fund, Select Class Shares	64,002
5,068	JPMorgan Short Duration Bond Fund, Select Class Shares	55,644

	Total Fixed Income	1,340,181

	International Equity — 5.1%
1,929	JPMorgan Emerging Economies Fund, Select Class Shares	23,866
1,169	JPMorgan Emerging Markets Equity Fund, Select Class Shares	24,824
5,894	JPMorgan International Equity Index Fund, Select Class Shares	94,713
914	JPMorgan Latin America Fund, Select Class Shares	16,080

	Total International Equity	159,483

	Money Market — 0.8%
24,491	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (l)	24,491

	U.S. Equity — 42.6%
1,009	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	16,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,780	JPMorgan Equity Income Fund, Select Class Shares	17,726
9,610	JPMorgan Intrepid America Fund, Select Class Shares	239,105
4,960	JPMorgan Intrepid Growth Fund, Select Class Shares	124,750
5,948	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	92,259
1,712	JPMorgan Large Cap Growth Fund, Select Class Shares	40,430
13,532	JPMorgan Large Cap Value Fund, Select Class Shares	147,233
11,927	JPMorgan Market Expansion Index Fund, Select Class Shares	123,679
2,912	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	39,462
30,416	JPMorgan U.S. Equity Fund, Select Class Shares	326,360
6,860	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	147,070
643	JPMorgan Value Advantage Fund, Select Class Shares	12,862

	Total U.S. Equity	1,327,153

	Total Investments — 99.9% (Cost $2,827,475)	3,114,798
	Other Assets in Excess of Liabilities — 0.1%	3,648

	NET ASSETS — 100.0%	$3,118,446

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 8.7%
1,412	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	22,647
565	JPMorgan Global Natural Resources Fund, Select Class Shares	6,006
14,732	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	144,666
5,301	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	76,329

	Total Alternative Assets	249,648

	Fixed Income — 60.2%
29,595	JPMorgan Core Bond Fund, Select Class Shares	354,838
58,248	JPMorgan Core Plus Bond Fund, Select Class Shares	489,284
4,286	JPMorgan Credit Opportunities Fund, Select Class Shares	43,845
5,577	JPMorgan Emerging Markets Debt Fund, Select Class Shares	46,905
1,345	JPMorgan Floating Rate Income Fund, Select Class Shares	13,150
20,876	JPMorgan Government Bond Fund, Select Class Shares	243,209
17,885	JPMorgan High Yield Fund, Select Class Shares	140,758
8,096	JPMorgan Inflation Managed Bond Fund, Select Class Shares	86,384
15,488	JPMorgan Limited Duration Bond Fund, Select Class Shares	147,755
14,907	JPMorgan Short Duration Bond Fund, Select Class Shares	163,682

	Total Fixed Income	1,729,810

	International Equity — 3.4%
1,601	JPMorgan Emerging Economies Fund, Select Class Shares	19,804
938	JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,917
2,726	JPMorgan International Equity Index Fund, Select Class Shares	43,805
714	JPMorgan Latin America Fund, Select Class Shares	12,558

	Total International Equity	96,084

	Money Market — 0.7%
19,185	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (l)	19,185

	U.S. Equity — 26.9%
2,886	JPMorgan Equity Income Fund, Select Class Shares	28,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
8,057	JPMorgan Intrepid America Fund, Select Class Shares	200,446
3,302	JPMorgan Intrepid Growth Fund, Select Class Shares	83,037
2,522	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	39,122
5,870	JPMorgan Large Cap Value Fund, Select Class Shares	63,869
3,637	JPMorgan Market Expansion Index Fund, Select Class Shares	37,713
682	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	14,424
2,382	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,281
14,745	JPMorgan U.S. Equity Fund, Select Class Shares	158,210
4,076	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,389
1,374	JPMorgan Value Advantage Fund, Select Class Shares	27,484

	Total U.S. Equity	772,716

	Total Investments — 99.9% (Cost $2,677,972)	2,867,443
	Other Assets in Excess of Liabilities — 0.1%	4,247

	NET ASSETS — 100.0%	$2,871,690

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 3.8%
800	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	12,829
369	JPMorgan Global Natural Resources Fund, Select Class Shares	3,927
2,839	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	27,882
872	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	12,559

	Total Alternative Assets	57,197

	Fixed Income — 6.6%
507	JPMorgan Core Plus Bond Fund, Select Class Shares	4,259
660	JPMorgan Credit Opportunities Fund, Select Class Shares	6,754
3,317	JPMorgan Emerging Markets Debt Fund, Select Class Shares	27,896
188	JPMorgan Floating Rate Income Fund, Select Class Shares	1,834
37	JPMorgan Government Bond Fund, Select Class Shares	435
4,395	JPMorgan High Yield Fund, Select Class Shares	34,588
1,868	JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,929
184	JPMorgan Limited Duration Bond Fund, Select Class Shares	1,755

	Total Fixed Income	97,450

	International Equity — 7.6%
696	JPMorgan Emerging Economies Fund, Select Class Shares	8,603
455	JPMorgan Emerging Markets Equity Fund, Select Class Shares	9,669
1,945	JPMorgan International Equity Fund, Select Class Shares	24,427
4,108	JPMorgan International Equity Index Fund, Select Class Shares	66,021
248	JPMorgan Latin America Fund, Select Class Shares	4,366

	Total International Equity	113,086

	Money Market — 0.9%
13,037	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (l)	13,037

	U.S. Equity — 81.0%
481	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	7,730
622	JPMorgan Equity Income Fund, Select Class Shares	6,191

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
8,237	JPMorgan Intrepid America Fund, Select Class Shares	204,945
3,854	JPMorgan Intrepid Growth Fund, Select Class Shares	96,921
3,883	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,223
6,176	JPMorgan Large Cap Growth Fund, Select Class Shares	145,814
17,460	JPMorgan Large Cap Value Fund, Select Class Shares	189,970
8,988	JPMorgan Market Expansion Index Fund, Select Class Shares	93,202
391	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	8,265
2,487	JPMorgan Small Cap Value Fund, Select Class Shares	48,700
1,456	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	19,733
21,920	JPMorgan U.S. Equity Fund, Select Class Shares	235,205
3,428	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	73,497
452	JPMorgan Value Advantage Fund, Select Class Shares	9,046

	Total U.S. Equity	1,199,442

	Total Investments — 99.9% (Cost $1,289,484)	1,480,212
	Other Assets in Excess of Liabilities — 0.1%	1,263

	NET ASSETS — 100.0%	$1,481,475

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 8.8%
1,010	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	16,206
542	JPMorgan Global Natural Resources Fund, Select Class Shares	5,760
11,319	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	111,151
2,874	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	41,383

	Total Alternative Assets	174,500

	Fixed Income — 24.5%
9,027	JPMorgan Core Bond Fund, Select Class Shares	108,228
17,982	JPMorgan Core Plus Bond Fund, Select Class Shares	151,050
1,953	JPMorgan Credit Opportunities Fund, Select Class Shares	19,977
4,155	JPMorgan Emerging Markets Debt Fund, Select Class Shares	34,945
240	JPMorgan Floating Rate Income Fund, Select Class Shares	2,343
17,956	JPMorgan High Yield Fund, Select Class Shares	141,317
2,560	JPMorgan Inflation Managed Bond Fund, Select Class Shares	27,315

	Total Fixed Income	485,175

	International Equity — 6.8%
1,509	JPMorgan Emerging Economies Fund, Select Class Shares	18,663
948	JPMorgan Emerging Markets Equity Fund, Select Class Shares	20,116
1,564	JPMorgan International Equity Fund, Select Class Shares	19,648
4,038	JPMorgan International Equity Index Fund, Select Class Shares	64,888
577	JPMorgan Latin America Fund, Select Class Shares	10,150

	Total International Equity	133,465

	Money Market — 1.0%
19,679	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (l)	19,679

	U.S. Equity — 58.8%
624	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	10,021
1,761	JPMorgan Equity Income Fund, Select Class Shares	17,537
9,395	JPMorgan Intrepid America Fund, Select Class Shares	233,745

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
3,341	JPMorgan Intrepid Growth Fund, Select Class Shares	84,024
2,194	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	34,027
4,895	JPMorgan Large Cap Growth Fund, Select Class Shares	115,577
14,437	JPMorgan Large Cap Value Fund, Select Class Shares	157,070
9,292	JPMorgan Market Expansion Index Fund, Select Class Shares	96,358
456	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	9,638
1,901	JPMorgan Small Cap Value Fund, Select Class Shares	37,231
1,668	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	22,598
21,792	JPMorgan U.S. Equity Fund, Select Class Shares	233,828
4,417	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,698
800	JPMorgan Value Advantage Fund, Select Class Shares	16,009

	Total U.S. Equity	1,162,361

	Total Investments — 99.9% (Cost $1,740,275)	1,975,180
	Other Assets in Excess of Liabilities — 0.1%	1,708

	NET ASSETS — 100.0%	$1,976,888

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2012.

Detailed information about investment portfolios of the underlying affiliated funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund		Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$3,114,798	$2,867,443	$1,480,212		$1,975,180
Receivables:
Fund shares sold	4,030	5,292	1,638		1,809
Dividends from affiliates	5,815	5,327	2,270		3,394

Total Assets	3,124,643	2,878,062	1,484,120		1,980,383

LIABILITIES:
Payables:
Dividends	626	99	208		218
Fund shares redeemed	3,726	4,532	1,286		1,941
Accrued liabilities:
Investment advisory fees	126	116	59		80
Administration fees	156	147	89		110
Shareholder servicing fees	193	175	66		106
Distribution fees	814	941	384		519
Custodian and accounting fees	4	4	5		3
Trustees’ and Chief Compliance Officer’s fees	2	1	—	(a)	—	(a)
Transfer agent fees	392	218	404		376
Other	158	139	144		142

Total Liabilities	6,197	6,372	2,645		3,495

Net Assets	$3,118,446	$2,871,690	$1,481,475		$1,976,888

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$2,932,044	$2,729,902	$1,403,245	$1,883,102
Accumulated undistributed (distributions in excess of) net investment income	5,057	4,261	587	1,973
Accumulated net realized gains (losses)	(105,978)	(51,944)	(113,085)	(143,092)
Net unrealized appreciation (depreciation)	287,323	189,471	190,728	234,905

Total Net Assets	$3,118,446	$2,871,690	$1,481,475	$1,976,888

Net Assets:
Class A	$2,287,495	$1,847,352	$1,100,639	$1,485,151
Class B	167,057	87,831	147,256	185,106
Class C	413,805	841,332	125,391	179,336
Select Class	250,089	95,175	108,189	127,295

Total	$3,118,446	$2,871,690	$1,481,475	$1,976,888

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	182,528	161,180	79,319	112,773
Class B	13,336	7,658	10,847	14,121
Class C	33,409	73,658	9,398	13,910
Select Class	19,930	8,272	7,677	9,789

Net Asset Value (b):
Class A — Redemption price per share	$12.53	$11.46	$13.88	$13.17
Class B — Offering price per share (c)	12.53	11.47	13.58	13.11
Class C — Offering price per share (c)	12.39	11.42	13.34	12.89
Select Class — Offering and redemption price per share	12.55	11.51	14.09	13.00
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.12	$12.00	$14.53	$13.79

Cost of investments in affiliates	$2,827,475	$2,677,972	$1,289,484	$1,740,275

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$67,525	$68,060	$17,756	$35,338

EXPENSES:
Investment advisory fees	1,478	1,352	727	967
Administration fees	1,849	1,729	1,097	1,339
Distribution fees:
Class A	5,318	4,239	2,618	3,523
Class B	1,443	740	1,283	1,627
Class C	3,001	6,149	905	1,321
Shareholder servicing fees:
Class A	5,318	4,239	2,618	3,523
Class B	481	247	428	542
Class C	1,000	2,049	302	440
Select Class	592	224	286	332
Custodian and accounting fees	20	14	13	21
Professional fees	67	54	52	48
Trustees’ and Chief Compliance Officer’s fees	28	26	12	17
Printing and mailing costs	346	338	282	270
Registration and filing fees	156	212	65	117
Transfer agent fees	1,608	1,110	1,348	1,322
Other	28	21	15	15

Total expenses	22,733	22,743	12,051	15,424

Less amounts waived	(5,485)	(4,829)	(3,478)	(4,017)
Less earnings credits	— (a)	— (a)	—	—

Net expenses	17,248	17,914	8,573	11,407

Net investment income (loss)	50,277	50,146	9,183	23,931

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(10,483)	(8,234)	(6,532)	680

Distributions of realized gains by investment company affiliates	20,960	13,599	11,781	15,097

Change in net unrealized appreciation (depreciation) of investments in affiliates	(24,973)	9,677	(34,335)	(36,829)

Net realized/unrealized gains (losses)	(14,496)	15,042	(29,086)	(21,052)

Change in net assets resulting from operations	$35,781	$65,188	$(19,903)	$2,879

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$50,277	$45,843	$50,146	$42,561
Net realized gain (loss) on investments in affiliates	(10,483)	(1,259)	(8,234)	(623)
Distributions of realized gains by investment company affiliates	20,960	1,299	13,599	945
Change in net unrealized appreciation (depreciation)	(24,973)	311,746	9,677	149,813

Change in net assets resulting from operations	35,781	357,629	65,188	192,696

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(38,618)	(34,094)	(34,626)	(28,821)
Class B
From net investment income	(2,382)	(3,548)	(1,501)	(2,298)
Class C
From net investment income	(5,228)	(4,557)	(12,571)	(10,083)
Select Class
From net investment income	(4,881)	(4,294)	(2,014)	(1,842)

Total distributions to shareholders	(51,109)	(46,493)	(50,712)	(43,044)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	146,175	600,320	219,149	1,012,877

NET ASSETS:
Change in net assets	130,847	911,456	233,625	1,162,529
Beginning of period	2,987,599	2,076,143	2,638,065	1,475,536

End of period	$3,118,446	$2,987,599	$2,871,690	$2,638,065

Accumulated undistributed (distributions in excess of) net investment income	$5,057	$(40)	$4,261	$5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,183	$8,079	$23,931	$24,031
Net realized gain (loss) on investments in affiliates	(6,532)	(2,942)	680	1,383
Distributions of realized gains by investment company affiliates	11,781	462	15,097	890
Change in net unrealized appreciation (depreciation)	(34,335)	303,641	(36,829)	310,921

Change in net assets resulting from operations	(19,903)	309,240	2,879	337,225

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,453)	(6,542)	(19,773)	(18,124)
Class B
From net investment income	(681)	(560)	(1,798)	(2,656)
Class C
From net investment income	(484)	(274)	(1,588)	(1,486)
Select Class
From net investment income	(1,193)	(928)	(2,176)	(2,206)

Total distributions to shareholders	(10,811)	(8,304)	(25,335)	(24,472)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(42,812)	91,548	(47,878)	186,583

NET ASSETS:
Change in net assets	(73,526)	392,484	(70,334)	499,336
Beginning of period	1,555,001	1,162,517	2,047,222	1,547,886

End of period	$1,481,475	$1,555,001	$1,976,888	$2,047,222

Accumulated undistributed (distributions in excess of) net investment income	$587	$(32)	$1,973	$(44)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$730,615	$911,333	$752,074	$910,497
Dividends and distributions reinvested	38,341	32,173	34,317	26,639
Cost of shares redeemed	(577,312)	(464,581)	(539,952)	(369,085)

Change in net assets from Class A capital transactions	$191,644	$478,925	$246,439	$568,051

Class B
Proceeds from shares issued	$7,310	$10,328	$6,726	$10,510
Dividends and distributions reinvested	2,369	3,451	1,489	2,207
Cost of shares redeemed	(76,357)	(103,233)	(36,963)	(53,962)

Change in net assets from Class B capital transactions	$(66,678)	$(89,454)	$(28,748)	$(41,245)

Class C
Proceeds from shares issued	$129,142	$244,314	$294,727	$614,085
Dividends and distributions reinvested	5,110	4,206	12,411	9,202
Cost of shares redeemed	(132,499)	(83,866)	(311,228)	(159,839)

Change in net assets from Class C capital transactions	$1,753	$164,654	$(4,090)	$463,448

Select Class
Proceeds from shares issued	$68,801	$89,071	$28,903	$42,405
Dividends and distributions reinvested	2,558	2,429	1,022	1,012
Cost of shares redeemed	(51,903)	(45,305)	(24,377)	(20,794)

Change in net assets from Select Class capital transactions	$19,456	$46,195	$5,548	$22,623

Total change in net assets from capital transactions	$146,175	$600,320	$219,149	$1,012,877

SHARE TRANSACTIONS:
Class A
Issued	59,328	74,647	66,705	81,610
Reinvested	3,165	2,621	3,051	2,381
Redeemed	(47,215)	(38,299)	(48,056)	(33,055)

Change in Class A Shares	15,278	38,969	21,700	50,936

Class B
Issued	598	851	601	945
Reinvested	197	283	133	198
Redeemed	(6,225)	(8,538)	(3,281)	(4,840)

Change in Class B Shares	(5,430)	(7,404)	(2,547)	(3,697)

Class C
Issued	10,574	20,096	26,167	54,963
Reinvested	428	345	1,109	823
Redeemed	(10,978)	(6,969)	(27,844)	(14,318)

Change in Class C Shares	24	13,472	(568)	41,468

Select Class
Issued	5,536	7,278	2,552	3,769
Reinvested	211	198	90	90
Redeemed	(4,200)	(3,712)	(2,163)	(1,853)

Change in Select Class Shares	1,547	3,764	479	2,006

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$248,735	$319,346	$371,643	$495,870
Dividends and distributions reinvested	8,402	6,345	19,659	17,581
Cost of shares redeemed	(225,071)	(209,622)	(334,754)	(286,725)

Change in net assets from Class A capital transactions	$32,066	$116,069	$56,548	$226,726

Class B
Proceeds from shares issued	$1,330	$3,761	$3,279	$5,663
Dividends and distributions reinvested	675	550	1,787	2,603
Cost of shares redeemed	(62,712)	(77,822)	(86,518)	(111,264)

Change in net assets from Class B capital transactions	$(60,707)	$(73,511)	$(81,452)	$(102,998)

Class C
Proceeds from shares issued	$31,754	$49,459	$42,033	$77,947
Dividends and distributions reinvested	447	241	1,446	1,279
Cost of shares redeemed	(32,919)	(25,787)	(48,479)	(36,602)

Change in net assets from Class C capital transactions	$(718)	$23,913	$(5,000)	$42,624

Select Class
Proceeds from shares issued	$26,915	$44,870	$23,379	$37,959
Dividends and distributions reinvested	503	430	1,585	1,795
Cost of shares redeemed	(40,871)	(20,223)	(42,938)	(19,523)

Change in net assets from Select Class capital transactions	$(13,453)	$25,077	$(17,974)	$20,231

Total change in net assets from capital transactions	$(42,812)	$91,548	$(47,878)	$186,583

SHARE TRANSACTIONS:
Class A
Issued	18,359	23,839	28,782	38,884
Reinvested	636	466	1,558	1,369
Redeemed	(16,730)	(15,849)	(26,229)	(22,783)

Change in Class A Shares	2,265	8,456	4,111	17,470

Class B
Issued	101	284	256	448
Reinvested	53	42	144	205
Redeemed	(4,745)	(6,027)	(6,771)	(8,888)

Change in Class B Shares	(4,591)	(5,701)	(6,371)	(8,235)

Class C
Issued	2,443	3,805	3,325	6,195
Reinvested	36	18	117	102
Redeemed	(2,554)	(2,019)	(3,881)	(2,964)

Change in Class C Shares	(75)	1,804	(439)	3,333

Select Class
Issued	1,956	3,279	1,829	3,035
Reinvested	38	31	128	141
Redeemed	(2,889)	(1,528)	(3,337)	(1,577)

Change in Select Class Shares	(895)	1,782	(1,380)	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2012	$12.58	$0.22	(e)	$(0.05)	$0.17	$(0.22)	$—	$(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31		(1.54)	(1.23)	(0.31)	(0.33)	(0.64)
Year Ended June 30, 2008	13.18	0.40		(0.77)	(0.37)	(0.56)	(0.35)	(0.91)

Class B
Year Ended June 30, 2012	12.57	0.15	(e)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26		(1.55)	(1.29)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.16	0.31		(0.76)	(0.45)	(0.48)	(0.35)	(0.83)

Class C
Year Ended June 30, 2012	12.44	0.15	(e)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25		(1.53)	(1.28)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.07	0.32		(0.76)	(0.44)	(0.49)	(0.35)	(0.84)

Select Class
Year Ended June 30, 2012	12.60	0.25	(e)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34		(1.54)	(1.20)	(0.34)	(0.33)	(0.67)
Year Ended June 30, 2008	13.19	0.45		(0.79)	(0.34)	(0.59)	(0.35)	(0.94)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$12.53	1.45%	$2,287,495	0.50%	1.79%	0.69%	9%
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12
10.03	(9.91)	899,136	0.50	3.10	0.75	24
11.90	(3.06)	1,081,145	0.46	3.09	0.68	26

12.53	0.97	167,057	1.02	1.26	1.19	9
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12
10.01	(10.47)	341,604	1.08	2.49	1.25	24
11.88	(3.64)	517,262	1.04	2.48	1.19	26

12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12
9.93	(10.44)	107,948	1.08	2.50	1.25	24
11.79	(3.63)	134,639	1.04	2.52	1.19	26

12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12
10.04	(9.67)	114,631	0.25	3.37	0.50	24
11.91	(2.82)	140,188	0.21	3.28	0.43	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2012	$11.40	$0.23	(e)	$0.06	$0.29	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2008	11.29	0.41	(e)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)

Class B
Year Ended June 30, 2012	11.40	0.17	(e)	0.07	0.24	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.30	0.35	(e)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)

Class C
Year Ended June 30, 2012	11.36	0.17	(e)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.27	0.35	(e)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)

Select Class
Year Ended June 30, 2012	11.44	0.26	(e)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)
Year Ended June 30, 2008	11.33	0.43	(e)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$11.46	2.60%	$1,847,352	0.50%	2.03%	0.68%	9%
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11
9.67	(4.25)	479,238	0.50	3.56	0.76	32
10.56	0.38	489,374	0.50	3.74	0.71	27

11.47	2.16	87,831	1.01	1.50	1.18	9
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11
9.67	(4.80)	167,499	1.09	2.96	1.26	32
10.56	(1.04)	218,437	1.06	3.13	1.21	27

11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11
9.64	(4.82)	110,141	1.09	2.96	1.26	32
10.53	(1.01)	128,991	1.06	3.20	1.21	27

11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11
9.70	(4.01)	40,734	0.25	3.80	0.51	32
10.59	(0.21)	50,698	0.25	3.89	0.46	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Year Ended June 30, 2012	$14.14	$0.10	(e)	$(0.25)	$(0.15)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	11.22	0.09	(e)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(e)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(e)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)
Year Ended June 30, 2008	17.03	0.22	(e)	(1.71)	(1.49)	(0.64)	(0.67)	(1.31)

Class B
Year Ended June 30, 2012	13.85	0.02	(e)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(e)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(e)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(e)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)
Year Ended June 30, 2008	16.81	0.13	(e)	(1.69)	(1.56)	(0.55)	(0.67)	(1.22)

Class C
Year Ended June 30, 2012	13.61	0.02	(e)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(e)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(e)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(e)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)
Year Ended June 30, 2008	16.58	0.13	(e)	(1.67)	(1.54)	(0.55)	(0.67)	(1.22)

Select Class
Year Ended June 30, 2012	14.35	0.14	(e)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(e)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(e)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(e)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)
Year Ended June 30, 2008	17.24	0.27	(e)	(1.74)	(1.47)	(0.68)	(0.67)	(1.35)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$13.88	(1.03)%	$1,100,639	0.50%	0.72%	0.75%	6%
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15
9.94	(22.41)	573,470	0.50	1.45	0.88	23
14.23	(9.41)	708,064	0.50	1.42	0.73	25

13.58	(1.55)	147,256	1.05	0.16	1.25	6
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15
9.79	(22.85)	281,372	1.11	0.80	1.37	23
14.03	(9.95)	481,947	1.07	0.86	1.23	25

13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15
9.62	(22.89)	60,098	1.11	0.80	1.37	23
13.82	(9.94)	87,048	1.07	0.86	1.23	25

14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15
10.09	(22.20)	55,890	0.25	1.62	0.63	23
14.42	(9.19)	68,846	0.25	1.68	0.48	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Year Ended June 30, 2012	$13.28	$0.17	(e)	$(0.10)	$0.07	$(0.18)	$—	$(0.18)
Year Ended June 30, 2011	11.05	0.18	(e)	2.23	2.41	(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(e)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2008	15.14	0.33		(1.24)	(0.91)	(0.62)	(0.55)	(1.17)

Class B
Year Ended June 30, 2012	13.22	0.10	(e)	(0.10)	— (f)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.00	0.11	(e)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(e)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2008	15.07	0.23		(1.21)	(0.98)	(0.54)	(0.55)	(1.09)

Class C
Year Ended June 30, 2012	13.01	0.10	(e)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(e)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(e)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)
Year Ended June 30, 2008	14.89	0.23		(1.20)	(0.97)	(0.54)	(0.55)	(1.09)

Select Class
Year Ended June 30, 2012	13.12	0.20	(e)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(e)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(e)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2008	14.99	0.37		(1.23)	(0.86)	(0.66)	(0.55)	(1.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$13.17	0.60%	$1,485,151	0.50%	1.33%	0.71%	11%
13.28	21.91	1,443,240	0.50	1.45	0.71	9
11.05	13.52	1,008,109	0.50	1.72	0.73	14
9.90	(16.79)	737,763	0.50	2.33	0.79	24
13.06	(6.46)	979,243	0.47	2.31	0.70	25

13.11	0.03	185,106	1.03	0.79	1.22	11
13.22	21.23	270,833	1.04	0.88	1.22	9
11.00	12.92	315,944	1.08	1.13	1.23	14
9.85	(17.30)	376,179	1.09	1.72	1.29	24
13.00	(6.98)	615,387	1.04	1.73	1.20	25

12.89	0.00 (g)	179,336	1.03	0.80	1.21	11
13.01	21.28	186,625	1.04	0.91	1.21	9
10.83	12.87	119,332	1.07	1.16	1.23	14
9.71	(17.28)	79,996	1.09	1.72	1.29	24
12.83	(6.97)	113,522	1.04	1.75	1.20	25

13.00	0.79	127,295	0.25	1.59	0.46	11
13.12	22.19	146,524	0.25	1.69	0.46	9
10.92	13.87	104,501	0.25	1.94	0.48	14
9.78	(16.61)	107,048	0.25	2.57	0.54	24
12.92	(6.22)	139,611	0.22	2.55	0.45	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at such fund’s net asset value per share as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$3,114,798	$	$	$3,114,798

Investor Conservative Growth Fund
Total Investments in Securities (a)	$2,867,443	$	$	$2,867,443

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Growth Fund
Total Investments in Securities (a)	$1,480,212	$	$	$1,480,212

Investor Growth & Income Fund
Total Investments in Securities (a)	$1,975,180	$	$	$1,975,180

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for the asset class specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized gains by investment company affiliates (amounts in thousands):

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$39,651	$199	$8,600	$(1,104)	$1,602	1,562	$25,060
JPMorgan Core Bond Fund, Select Class Shares	281,556	43,534	9,250	836	9,854	27,264	326,897
JPMorgan Core Plus Bond Fund, Select Class Shares	361,906	52,064	8,250	146	16,529	49,388	414,860
JPMorgan Credit Opportunities Fund, Select Class Shares	18,179	18,548	1,750	37	885	3,479	35,589
JPMorgan Dynamic Growth Fund, Select Class Shares	19,041	3,000	6,000	(593)	—	1,009	16,217
JPMorgan Emerging Economies Fund, Select Class Shares	24,474	7,000	3,600	(674)	320	1,929	23,866
JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,560	—	1,000	(22)	3,272	6,418	53,975
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,083	6,999	6,300	(296)	15	1,169	24,824
JPMorgan Equity Income Fund, Select Class Shares	—	15,966	—	66	257	1,780	17,726
JPMorgan Floating Rate Income Fund, Select Class Shares	—	3,500	—	— (a)	100	365	3,566
JPMorgan Global Natural Resources Fund, Select Class Shares	19,494	—	3,400	(808)	83	991	10,536
JPMorgan Government Bond Fund, Select Class Shares	96,355	21,145	15,700	690	3,053	9,214	107,339
JPMorgan High Yield Fund, Select Class Shares	208,053	28,724	3,000	4,022	14,797	28,717	226,001
JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,019	19,370	6,500	146	1,066	4,902	52,308
JPMorgan International Equity Index Fund, Select Class Shares	111,197	12,500	7,500	(1,378)	2,772	5,894	94,713
JPMorgan Intrepid America Fund, Select Class Shares	233,847	23,700	20,500	(376)	2,023	9,610	239,105
JPMorgan Intrepid Growth Fund, Select Class Shares	121,007	12,001	11,300	214	648	4,960	124,750
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	93,946	14,001	11,400	(858)	852	5,948	92,259
JPMorgan Large Cap Growth Fund, Select Class Shares	38,149	7,001	6,500	(32)	7	1,712	40,430
JPMorgan Large Cap Value Fund, Select Class Shares	152,226	8,001	7,700	(875)	1,730	13,532	147,233
JPMorgan Latin America Fund, Select Class Shares	14,534	6,499	2,900	(327)	28	914	16,080
JPMorgan Limited Duration Bond Fund, Select Class Shares	73,564	2,000	12,000	(82)	1,291	6,709	64,002
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	38,376	265,623	279,508	—	54	24,491	24,491
JPMorgan Market Expansion Index Fund, Select Class Shares	124,068	22,749	12,000	7,483	1,119	11,927	123,679
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	171,198	10,100	12,100	(979)	—	17,053	167,460
JPMorgan Research Market Neutral Fund, Select Class Shares	53,708	17,000	7,100	(379)	—	4,197	60,434
JPMorgan Short Duration Bond Fund, Select Class Shares	76,599	31,114	51,900	125	915	5,068	55,644
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	41,590	9,952	8,500	4,105	141	2,912	39,462
JPMorgan U.S. Equity Fund, Select Class Shares	297,654	42,992	19,600	1,390	3,234	30,416	326,360
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	146,795	—	—	—	878	6,860	147,070
JPMorgan Value Advantage Fund, Select Class Shares	—	12,000	—	—	—	643	12,862

Total	$2,976,829			$10,477	$67,525		$3,114,798

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$50,209	$174	$22,100	$(1,496)	$1,389	1,412	$22,647
JPMorgan Core Bond Fund, Select Class Shares	281,516	64,041	2,000	550	10,204	29,595	354,838
JPMorgan Core Plus Bond Fund, Select Class Shares	411,379	69,374	2,000	70	19,108	58,248	489,284
JPMorgan Credit Opportunities Fund, Select Class Shares	33,856	16,976	7,500	(40)	1,302	4,286	43,845
JPMorgan Emerging Economies Fund, Select Class Shares	21,189	7,250	4,800	(679)	309	1,601	19,804
JPMorgan Emerging Markets Debt Fund, Select Class Shares	45,678	—	—	—	2,839	5,577	46,905
JPMorgan Emerging Markets Equity Fund, Select Class Shares	22,428	6,001	6,550	45	14	938	19,917
JPMorgan Equity Income Fund, Select Class Shares	—	27,064	—	64	268	2,886	28,741
JPMorgan Floating Rate Income Fund, Select Class Shares	—	13,201	—	1	512	1,345	13,150
JPMorgan Global Natural Resources Fund, Select Class Shares	11,757	—	2,500	(578)	44	565	6,006
JPMorgan Government Bond Fund, Select Class Shares	219,124	24,350	13,500	253	7,286	20,876	243,209
JPMorgan High Yield Fund, Select Class Shares	151,012	31,693	36,000	670	10,129	17,885	140,758
JPMorgan Inflation Managed Bond Fund, Select Class Shares	58,416	29,270	2,000	277	1,658	8,096	86,384
JPMorgan International Equity Index Fund, Select Class Shares	51,858	6,500	4,600	(776)	1,327	2,726	43,805
JPMorgan Intrepid America Fund, Select Class Shares	177,499	39,049	20,000	(479)	1,700	8,057	200,446
JPMorgan Intrepid Growth Fund, Select Class Shares	67,795	25,301	13,000	160	413	3,302	83,037
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	36,601	9,499	5,600	(333)	359	2,522	39,122
JPMorgan Large Cap Value Fund, Select Class Shares	60,977	7,499	3,000	(18)	754	5,870	63,869
JPMorgan Latin America Fund, Select Class Shares	13,190	3,001	1,700	(138)	28	714	12,558
JPMorgan Limited Duration Bond Fund, Select Class Shares	148,174	—	1,500	(62)	2,929	15,488	147,755
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	42,052	360,934	383,801	—	55	19,185	19,185
JPMorgan Market Expansion Index Fund, Select Class Shares	34,836	12,974	6,600	1,822	338	3,637	37,713
JPMorgan Mid Cap Growth Fund, Select Class Shares	20,500	6,771	10,250	2,292	—	682	14,424
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	136,915	15,700	6,500	(466)	—	14,732	144,666
JPMorgan Research Market Neutral Fund, Select Class Shares	71,947	15,000	6,500	(399)	—	5,301	76,329
JPMorgan Short Duration Bond Fund, Select Class Shares	169,533	29,864	35,300	217	2,658	14,907	163,682
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	30,368	7,831	3,300	3,428	109	2,382	32,281
JPMorgan U.S. Equity Fund, Select Class Shares	145,913	30,167	21,750	1,092	1,601	14,745	158,210
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,226	—	—	—	522	4,076	87,389
JPMorgan Value Advantage Fund, Select Class Shares	19,921	14,000	7,000	(112)	205	1,374	27,484

Total	$2,621,869			$5,365	$68,060		$2,867,443

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$16,731	$90	$1,000	$(78)	$702	800	$12,829
JPMorgan Core Plus Bond Fund, Select Class Shares	5,642	1	1,500	208	191	507	4,259
JPMorgan Credit Opportunities Fund, Select Class Shares	6,713	14	—	14	229	660	6,754
JPMorgan Dynamic Growth Fund, Select Class Shares	8,326	1,899	3,000	(1)	—	481	7,730
JPMorgan Emerging Economies Fund, Select Class Shares	12,238	3,500	4,700	(741)	146	696	8,603
JPMorgan Emerging Markets Debt Fund, Select Class Shares	30,145	—	3,000	(55)	1,713	3,317	27,896
JPMorgan Emerging Markets Equity Fund, Select Class Shares	15,419	500	4,400	(312)	7	455	9,669
JPMorgan Equity Income Fund, Select Class Shares	—	5,525	—	25	94	622	6,191
JPMorgan Floating Rate Income Fund, Select Class Shares	—	1,800	—	— (a)	51	188	1,834
JPMorgan Global Natural Resources Fund, Select Class Shares	7,811	—	1,800	(362)	34	369	3,927
JPMorgan Government Bond Fund, Select Class Shares	2,150	1	1,800	211	20	37	435
JPMorgan High Yield Fund, Select Class Shares	33,500	2,373	—	673	2,308	4,395	34,588

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Growth Fund (continued)
JPMorgan Inflation Managed Bond Fund, Select Class Shares	$14,795	$4,964	$—	$64	$383	$1,868	$19,929
JPMorgan International Equity Fund, Select Class Shares	37,157	3,001	11,800	(338)	486	1,945	24,427
JPMorgan International Equity Index Fund, Select Class Shares	87,882	3,000	7,100	(1,534)	1,946	4,108	66,021
JPMorgan Intrepid America Fund, Select Class Shares	200,506	8,000	5,500	127	1,715	8,237	204,945
JPMorgan Intrepid Growth Fund, Select Class Shares	96,503	3,000	4,500	(364)	513	3,854	96,921
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	65,123	5,500	6,500	(1,027)	562	3,883	60,223
JPMorgan Large Cap Growth Fund, Select Class Shares	148,641	—	11,000	637	29	6,176	145,814
JPMorgan Large Cap Value Fund, Select Class Shares	195,941	5,100	4,500	(1,203)	2,196	17,460	189,970
JPMorgan Latin America Fund, Select Class Shares	7,899	500	3,000	(189)	13	248	4,366
JPMorgan Limited Duration Bond Fund, Select Class Shares	3,245	—	1,500	133	37	184	1,755
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	12,247	122,346	121,556	—	19	13,037	13,037
JPMorgan Market Expansion Index Fund, Select Class Shares	97,787	9,681	4,500	6,117	854	8,988	93,202
JPMorgan Mid Cap Growth Fund, Select Class Shares	9,448	3,624	4,000	1,537	—	391	8,265
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	33,655	6,000	11,500	(169)	—	2,839	27,882
JPMorgan Research Market Neutral Fund, Select Class Shares	15,879	1,000	3,500	(193)	—	872	12,559
JPMorgan Small Cap Value Fund, Select Class Shares	50,501	6,001	6,500	(1,536)	505	2,487	48,700
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,710	3,855	3,000	1,952	67	1,456	19,733
JPMorgan U.S. Equity Fund, Select Class Shares	234,529	6,555	8,500	1,058	2,395	21,920	235,205
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	73,360	—	—	—	439	3,428	73,497
JPMorgan Value Advantage Fund, Select Class Shares	9,424	3,000	4,000	595	102	452	9,046

Total	$1,553,907			$5,249	$17,756		$1,480,212

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$21,389	$112	$1,500	$(149)	$897	1,010	$16,206
JPMorgan Core Bond Fund, Select Class Shares	114,101	38,175	48,350	3,106	3,423	9,027	108,228
JPMorgan Core Plus Bond Fund, Select Class Shares	158,073	16,527	27,250	523	6,679	17,982	151,050
JPMorgan Credit Opportunities Fund, Select Class Shares	8,817	12,026	1,250	31	468	1,953	19,977
JPMorgan Dynamic Growth Fund, Select Class Shares	12,271	—	2,500	(87)	—	624	10,021
JPMorgan Emerging Economies Fund, Select Class Shares	16,616	6,300	1,600	(349)	214	1,509	18,663
JPMorgan Emerging Markets Debt Fund, Select Class Shares	35,027	—	1,000	(22)	2,120	4,155	34,945
JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,455	4,000	1,100	(96)	11	948	20,116
JPMorgan Equity Income Fund, Select Class Shares	—	16,627	—	28	134	1,761	17,537
JPMorgan Floating Rate Income Fund, Select Class Shares	—	2,300	—	— (a)	66	240	2,343
JPMorgan Global Natural Resources Fund, Select Class Shares	10,700	—	2,000	(392)	45	542	5,760
JPMorgan High Yield Fund, Select Class Shares	129,976	17,016	900	2,565	9,194	17,956	141,317
JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,998	9,086	2,000	80	538	2,560	27,315
JPMorgan International Equity Fund, Select Class Shares	26,674	4,001	8,750	847	387	1,564	19,648
JPMorgan International Equity Index Fund, Select Class Shares	80,902	3,250	2,900	(521)	1,885	4,038	64,888
JPMorgan Intrepid America Fund, Select Class Shares	245,989	6,501	21,100	467	2,049	9,395	233,745
JPMorgan Intrepid Growth Fund, Select Class Shares	87,538	3,250	8,900	383	470	3,341	84,024
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,812	3,249	9,100	(960)	332	2,194	34,027

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Investor Growth & Income Fund (continued)
JPMorgan Large Cap Growth Fund, Select Class Shares	$125,701	$2,000	$19,350	$3,691	$25	$4,895	$115,577
JPMorgan Large Cap Value Fund, Select Class Shares	171,558	2,999	12,050	(2,154)	1,863	14,437	157,070
JPMorgan Latin America Fund, Select Class Shares	9,802	3,500	1,800	(70)	19	577	10,150
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	21,538	136,782	138,641	—	22	19,679	19,679
JPMorgan Market Expansion Index Fund, Select Class Shares	104,955	9,975	8,800	6,297	880	9,292	96,358
JPMorgan Mid Cap Growth Fund, Select Class Shares	13,715	1,915	4,000	324	—	456	9,638
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	117,421	6,499	11,600	(619)	—	11,319	111,151
JPMorgan Research Market Neutral Fund, Select Class Shares	39,750	8,500	4,600	(248)	—	2,874	41,383
JPMorgan Small Cap Value Fund, Select Class Shares	43,848	3,250	8,800	(589)	412	1,901	37,231
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	24,480	5,351	5,400	2,344	81	1,668	22,598
JPMorgan U.S. Equity Fund, Select Class Shares	238,695	14,289	22,600	1,300	2,412	21,792	233,828
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,521	—	—	—	566	4,417	94,698
JPMorgan Value Advantage Fund, Select Class Shares	13,619	6,500	4,750	47	146	800	16,009

Total	$2,049,941			$15,777	$35,338		$1,975,180

(a)	Amount rounds to less than $1,000.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Investor Balanced Fund	$(1)	$5,929	$(5,928)
Investor Conservative Growth Fund	(1)	4,822	(4,821)
Investor Growth Fund	(2)	2,247	(2,245)
Investor Growth & Income Fund	2	3,421	(3,423)

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of the Funds’ average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2012, the annual effective rate of each Fund’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.08
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$2,236	$39
Investor Conservative Growth Fund	2,400	57
Investor Growth Fund	696	48
Investor Growth & Income Fund	1,055	35

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$4,461	$4,461
Investor Conservative Growth Fund	—	3,216	3,216
Investor Growth Fund	84	2,823	2,907
Investor Growth & Income Fund	—	3,278	3,278

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$1,024	$1,024
Investor Conservative Growth Fund	—	1,613	1,613
Investor Growth Fund	22	549	571
Investor Growth & Income Fund	—	739	739

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$451,659	$264,350
Investor Conservative Growth Fund	512,550	245,550
Investor Growth Fund	88,484	122,100
Investor Growth & Income Fund	207,198	243,950

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,917,754	$223,880	$26,836	$197,044
Investor Conservative Growth Fund	2,708,408	177,760	18,725	159,035
Investor Growth Fund	1,360,283	145,306	25,377	119,929
Investor Growth & Income Fund	1,847,087	149,782	21,689	128,093

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily due to was sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$51,109	$51,109
Investor Conservative Growth Fund	50,712	50,712
Investor Growth Fund	10,811	10,811
Investor Growth & Income Fund	25,335	25,335

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$46,493	$46,493
Investor Conservative Growth Fund	43,044	43,044
Investor Growth Fund	8,304	8,304
Investor Growth & Income Fund	24,472	24,472

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$5,734	$(12,946)	$197,044
Investor Conservative Growth Fund	4,390	(18,257)	159,035
Investor Growth Fund	827	(40,692)	119,929
Investor Growth & Income Fund	2,241	(34,409)	128,093

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund), distributions payable and wash sale loss deferrals.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Funds did not have post-enactment net capital loss carryforwards.

As of June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Balanced Fund	$—	$7,068	$5,878	$12,946
Investor Conservative Growth Fund	2,308	11,953	3,996	18,257
Investor Growth Fund	3,756	9,674	27,262	40,692
Investor Growth & Income Fund	—	20,269	14,140	34,409

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Investor Balanced Fund	$11,399
Investor Conservative Growth Fund	7,492
Investor Growth Fund	6,862
Investor Growth & Income Fund	15,540

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Investor Balanced Fund	$—	$2,754	$—
Investor Conservative Growth Fund	—	3,252	—
Investor Growth Fund	—	1,593	—
Investor Growth & Income Fund	—	1,872	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Core Plus Bond Fund	41%
JPMorgan Credit Opportunities Fund	99
JPMorgan Dynamic Growth Fund	87
JPMorgan Emerging Economies Fund	19
JPMorgan Emerging Markets Debt Fund	25
JPMorgan Global Natural Resources Fund	40
JPMorgan Government Bond Fund	19
JPMorgan Inflation Managed Bond Fund	14
JPMorgan International Equity Index Fund	48
JPMorgan Intrepid America Fund	48
JPMorgan Intrepid Growth Fund	59
JPMorgan Intrepid Mid Cap Fund	53
JPMorgan Large Cap Value Fund	88
JPMorgan Latin America Fund	58
JPMorgan Limited Duration Bond Fund	53
JPMorgan Market Expansion Index Fund	30
JPMorgan Multi-Cap Market Neutral Fund	88
JPMorgan Research Market Neutral Fund	25
JPMorgan Small Cap Value Fund	14
JPMorgan U.S. Dynamic Plus Fund	70
JPMorgan U.S. Equity Fund	15

In addition, the Funds each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	41

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012 and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,055.80	$2.56	0.50%
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class B
Actual	1,000.00	1,053.90	5.21	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02
Class C
Actual	1,000.00	1,053.80	5.21	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02
Select Class
Actual	1,000.00	1,057.00	1.28	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,045.60	2.54	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class B
Actual	1,000.00	1,042.90	5.13	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01
Class C
Actual	1,000.00	1,042.30	5.13	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01
Select Class
Actual	1,000.00	1,047.40	1.27	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,075.30	$2.58	$0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class B
Actual	1,000.00	1,072.70	5.36	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class C
Actual	1,000.00	1,072.30	5.36	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Select Class
Actual	1,000.00	1,076.20	1.29	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,067.60	2.57	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class B
Actual	1,000.00	1,065.10	5.24	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02
Class C
Actual	1,000.00	1,064.70	5.24	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02
Select Class
Actual	1,000.00	1,068.10	1.29	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	J.P. MORGAN INVESTOR FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Investor Balanced Fund	26.55%
Investor Conservative Growth Fund	17.12
Investor Growth Fund	99.46
Investor Growth & Income Fund	42.75

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$51,109
Investor Conservative Growth Fund	50,712
Investor Growth Fund	10,811
Investor Growth & Income Fund	25,335

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Investor Balanced Fund	$4,819	$484
Investor Conservative Growth Fund	3,110	268
Investor Growth Fund	3,334	333
Investor Growth & Income Fund	3,457	339

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-INV-612

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2012

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk triggered a decline in stock prices in the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks across most market capitalizations and investment styles finished the reporting period with positive gains. The Russell 1000 Index gained 4.37% for the twelve months ended June 30, 2012.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned 5.76% versus the 3.01% return for the Russell 1000 Value Index during the twelve months ended June 30, 2012. U.S. mid-cap stocks posted a negative return and underperformed U.S. large-cap stocks as the Russell Midcap Index declined 1.65%.

Intrepid Investment Philosophy and Process1

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds were managed and positioned in accordance with this investment philosophy and process.

[1]	There was a change to the Team for each Fund during the reporting period. There was no change to any Fund’s investment strategy or objective.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.52%
Russell 1000 Index	4.37%

Net Assets as of 6/30/2012 (In Thousands)	$1,832,140

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and financials sectors was the primary detractor from relative performance. The Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Ford Motor Co. and Xerox Corp. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of Xerox Corp. declined due to concerns about weak spending by corporations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kimberly-Clark Corp. and Amgen, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Kimberly-Clark Corp., which sells personal and household products, increased following the company’s strong first-quarter results. Shares of healthcare company Amgen, Inc. benefited from the company’s better-than-expected earnings and announced stock repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.3%
2.	Exxon Mobil Corp.	3.5
3.	Microsoft Corp.	3.0
4.	Chevron Corp.	2.9
5.	International Business Machines Corp.	2.8
6.	Pfizer, Inc.	2.8
7.	Wells Fargo & Co.	2.1
8.	Tyco International Ltd., (Switzerland)	1.7
9.	Discover Financial Services	1.7
10.	Amgen, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Financials	14.2
Health Care	11.7
Consumer Discretionary	11.4
Consumer Staples	10.3
Energy	10.3
Industrials	9.8
Materials	3.9
Telecommunication Services	3.4
Utilities	3.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		1.26%	(1.09)%	7.84%
With Sales Charge*		(4.05)	(2.15)	7.22
CLASS C SHARES	2/19/05
Without CDSC		0.78	(1.57)	7.41
With CDSC**		(0.22)	(1.57)	7.41
CLASS R2 SHARES	11/3/08	1.03	(1.26)	7.74
CLASS R5 SHARES	5/15/06	1.74	(0.63)	8.19
SELECT CLASS SHARES	2/28/03	1.52	(0.84)	8.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper

Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.04%
Russell 1000 Growth Index	5.76%

Net Assets as of 6/30/2012 (In Thousands)	$656,509

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and financials sectors was the primary detractor from relative performance. The Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Western Union Co., Ford Motor Co. and Baker Hughes Inc. Business services company Western Union Co. announced a weaker-than-expected earnings outlook, which caused the stock to decline. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., PPG Industries, Inc. and AutoZone, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend. Shares of AutoZone, Inc., a distributor of automotive replacement parts and accessories, benefited from the company’s strong sales and announced stock buyback.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.2%
2.	Microsoft Corp.	4.7
3.	International Business Machines Corp.	4.3
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.2
6.	Gilead Sciences, Inc.	2.1
7.	Wal-Mart Stores, Inc.	1.9
8.	priceline.com, Inc.	1.8
9.	McKesson Corp.	1.8
10.	Honeywell International, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	16.0
Consumer Staples	12.8
Health Care	11.6
Industrials	11.1
Financials	5.0
Materials	4.4
Energy	4.3
Telecommunication Services	1.8
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		2.76%	1.18%	8.04%
With Sales Charge*		(2.63)	0.09	7.42
CLASS C SHARES	2/19/05
Without CDSC		2.28	0.68	7.61
With CDSC**		1.28	0.68	7.61
CLASS R2 SHARES	11/3/08	2.53	1.00	7.94
CLASS R5 SHARES	5/15/06	3.26	1.64	8.39
SELECT CLASS SHARES	2/28/03	3.04	1.44	8.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.11%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$427,794

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the retail and industrial cyclical sectors was the primary detractor from relative performance. The Fund’s stock selection in the finance and capital markets sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Navistar International Corp. and GameStop Corp. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing first-quarter earnings, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of GameStop Corp. declined after the video game retailer reported lower sales and a disappointing forecast for its second-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., PPG Industries, Inc. and Wyndham Worldwide Corp. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.1
3.	Discover Financial Services	2.0
4.	Constellation Brands, Inc., Class A	1.7
5.	PPG Industries, Inc.	1.6
6.	Wyndham Worldwide Corp.	1.5
7.	Alliance Data Systems Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	CA, Inc.	1.4
10.	NCR Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.0%
Consumer Discretionary	15.7
Information Technology	14.9
Health Care	11.0
Industrials	10.0
Consumer Staples	7.4
Utilities	7.0
Materials	5.6
Energy	5.4
Others (each less than 1.0%)	0.9
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(4.36)%	(0.78)%	6.17%
With Sales Charge*		(9.36)	(1.85)	5.60
CLASS B SHARES	9/23/96
Without CDSC		(4.94)	(1.42)	5.61
With CDSC**		(9.94)	(1.85)	5.61
CLASS C SHARES	3/22/99
Without CDSC		(4.97)	(1.41)	5.47
With CDSC***		(5.97)	(1.41)	5.47
SELECT CLASS SHARES	6/1/91	(4.11)	(0.55)	6.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the

Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.09%
Russell 3000 Index	3.84%

Net Assets as of 6/30/2012 (In Thousands)	$10,240

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care, consumer staples and information technology sectors was the main contributor to relative performance. The Fund’s stock selection in the industrials, financials and telecommunication services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Expedia, Inc., Wyndham Worldwide Corp. and Apple, Inc. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly dividend. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad.

Individual detractors from relative performance included the Fund’s positions in Best Buy Co., Inc., TRW Automotive Holdings Corp. and Xerox Corp. Shares of Best Buy Co., Inc., a consumer electronics retailer, were hurt by the company’s disappointing third-quarter results and the unexpected resignation of its chief executive officer. Shares of TRW Automotive Holdings Corp. declined after the auto and truck parts manufacturer reported lower-than-expected earnings. Shares of Xerox Corp. declined due to concerns about weak spending by corporations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Exxon Mobil Corp.	3.3
3.	Microsoft Corp.	2.7
4.	Pfizer, Inc.	2.6
5.	Chevron Corp.	2.4
6.	UnitedHealth Group, Inc.	2.1
7.	Constellation Brands, Inc., Class A	1.9
8.	Wyndham Worldwide Corp.	1.8
9.	Expedia, Inc.	1.8
10.	PNC Financial Services Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Health Care	12.7
Financials	12.6
Consumer Discretionary	10.6
Energy	9.9
Consumer Staples	9.9
Industrials	7.1
Materials	3.3
Utilities	3.0
Telecommunication Services	2.6
Short-Term Investment	10.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		3.78%	(2.10)%	7.56%
With Sales Charge*		(1.66)	(3.15)	6.94
CLASS C SHARES	2/19/05
Without CDSC		3.28	(2.58)	7.13
With CDSC**		2.28	(2.58)	7.13
SELECT CLASS SHARES	2/28/03	4.09	(1.85)	7.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.29%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$859,821

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the financials and industrials sectors was the main detractor from relative performance. The Fund’s stock selection in the health care and telecommunication services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Ford Motor Co. and MetLife, Inc. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., ACE Ltd. and Kimberly-Clark Corp. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on investor optimism about the company’s increase of its quarterly dividend payment. Shares of Kimberly-Clark Corp., which sells personal and household products, increased following the company’s strong first-quarter results.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.9%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.5
4.	Chevron Corp.	3.2
5.	AT&T, Inc.	2.7
6.	ConocoPhillips	2.2
7.	Citigroup, Inc.	2.1
8.	Tyco International Ltd., (Switzerland)	1.9
9.	PNC Financial Services Group, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Energy	15.5
Health Care	12.6
Industrials	8.0
Consumer Discretionary	7.8
Information Technology	7.5
Utilities	7.1
Consumer Staples	6.5
Telecommunication Services	4.1
Materials	3.5
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		0.14%	(2.26)%	8.28%
With Sales Charge*		(5.12)	(3.31)	7.66
CLASS C SHARES	2/19/05
Without CDSC		(0.37)	(2.75)	7.85
With CDSC**		(1.37)	(2.75)	7.85
CLASS R2 SHARES	11/3/08	(0.13)	(2.44)	8.17
CLASS R5 SHARES	5/15/06	0.49	(1.85)	8.61
CLASS R6 SHARES	11/30/10	0.54	(1.84)	8.62
SELECT CLASS SHARES	2/28/03	0.29	(2.05)	8.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 11.4%
	Auto Components — 0.2%
79	TRW Automotive Holdings Corp. (a)	2,900

	Automobiles — 1.0%
1,989	Ford Motor Co.	19,073

	Diversified Consumer Services — 0.5%
323	H&R Block, Inc.	5,154
73	Weight Watchers International, Inc.	3,743

		8,897

	Hotels, Restaurants & Leisure — 1.8%
161	Bally Technologies, Inc. (a)	7,512
232	Brinker International, Inc.	7,404
250	Marriott International, Inc., Class A	9,780
160	Wyndham Worldwide Corp.	8,433

		33,129

	Household Durables — 0.6%
163	Jarden Corp.	6,841
75	Lennar Corp., Class A	2,303
73	Toll Brothers, Inc. (a)	2,182

		11,326

	Internet & Catalog Retail — 0.4%
161	Expedia, Inc.	7,730

	Media — 2.7%
378	CBS Corp. (Non-Voting), Class B	12,378
526	Gannett Co., Inc.	7,746
148	Time Warner Cable, Inc.	12,143
374	Viacom, Inc., Class B	17,571

		49,838

	Multiline Retail — 1.8%
106	Dillard’s, Inc., Class A	6,718
757	Macy’s, Inc.	25,993

		32,711

	Specialty Retail — 2.0%
140	Best Buy Co., Inc.	2,926
234	Foot Locker, Inc.	7,143
491	Home Depot, Inc. (The)	25,992

		36,061

	Textiles, Apparel & Luxury Goods — 0.4%
46	PVH Corp.	3,555
27	V.F. Corp.	3,590

		7,145

	Total Consumer Discretionary	208,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.3%
	Beverages — 1.8%
420	Constellation Brands, Inc., Class A (a)	11,356
304	Monster Beverage Corp. (a)	21,624

		32,980

	Food & Staples Retailing — 2.3%
375	CVS Caremark Corp.	17,500
554	Kroger Co. (The)	12,836
180	Wal-Mart Stores, Inc.	12,543

		42,879

	Food Products — 2.0%
689	Archer-Daniels-Midland Co.	20,345
80	Bunge Ltd.	4,988
68	Campbell Soup Co.	2,280
260	ConAgra Foods, Inc.	6,747
101	Tyson Foods, Inc., Class A	1,905

		36,265

	Household Products — 2.0%
84	Energizer Holdings, Inc. (a)	6,291
369	Kimberly-Clark Corp.	30,928

		37,219

	Tobacco — 2.2%
147	Altria Group, Inc.	5,072
42	Lorillard, Inc.	5,542
332	Philip Morris International, Inc.	28,935

		39,549

	Total Consumer Staples	188,892

	Energy — 10.3%
	Energy Equipment & Services — 0.1%
9	National Oilwell Varco, Inc.	599

	Oil, Gas & Consumable Fuels — 10.2%
507	Chevron Corp.	53,467
304	ConocoPhillips	16,988
242	Energy XXI Bermuda Ltd., (Bermuda)	7,575
750	Exxon Mobil Corp.	64,165
795	Marathon Oil Corp.	20,336
103	Marathon Petroleum Corp.	4,640
161	Occidental Petroleum Corp.	13,809
152	Phillips 66 (a)	5,052
59	Valero Energy Corp.	1,430

		187,462

	Total Energy	188,061

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.2%
	Capital Markets — 1.3%
194	Ameriprise Financial, Inc.	10,138
134	Goldman Sachs Group, Inc. (The)	12,885

		23,023

	Commercial Banks — 3.8%
973	Fifth Third Bancorp	13,034
288	PNC Financial Services Group, Inc.	17,618
1,170	Wells Fargo & Co.	39,110

		69,762

	Consumer Finance — 1.7%
920	Discover Financial Services	31,807

	Diversified Financial Services — 1.2%
790	Citigroup, Inc.	21,652

	Insurance — 3.2%
95	ACE Ltd., (Switzerland)	7,065
135	Allstate Corp. (The)	4,744
83	Assurant, Inc.	2,892
70	Everest Re Group Ltd., (Bermuda)	7,275
278	Lincoln National Corp.	6,079
717	MetLife, Inc.	22,119
264	Protective Life Corp.	7,755

		57,929

	Real Estate Investment Trusts (REITs) — 3.0%
384	CBL & Associates Properties, Inc.	7,494
260	Extra Space Storage, Inc.	7,965
99	HCP, Inc.	4,389
28	Health Care REIT, Inc.	1,644
227	Hospitality Properties Trust	5,615
541	Host Hotels & Resorts, Inc.	8,559
247	LaSalle Hotel Properties	7,192
133	Prologis, Inc.	4,406
126	Ventas, Inc.	7,940

		55,204

	Total Financials	259,377

	Health Care — 11.6%
	Biotechnology — 4.1%
431	Amgen, Inc.	31,466
500	Gilead Sciences, Inc. (a)	25,650
337	Vertex Pharmaceuticals, Inc. (a)	18,817

		75,933

	Health Care Equipment & Supplies — 0.4%
404	Hologic, Inc. (a)	7,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.8%
118	Community Health Systems, Inc. (a)	3,313
205	Humana, Inc.	15,898
29	McKesson Corp.	2,747
440	UnitedHealth Group, Inc.	25,717
57	WellPoint, Inc.	3,611

		51,286

	Pharmaceuticals — 4.3%
489	Merck & Co., Inc.	20,403
2,211	Pfizer, Inc.	50,843
410	Warner Chilcott plc, (Ireland), Class A (a)	7,343

		78,589

	Total Health Care	213,103

	Industrials — 9.7%
	Aerospace & Defense — 3.1%
402	General Dynamics Corp.	26,483
550	Honeywell International, Inc.	30,718

		57,201

	Airlines — 0.7%
160	Alaska Air Group, Inc. (a)	5,740
287	United Continental Holdings, Inc. (a)	6,971

		12,711

	Construction & Engineering — 0.3%
173	Chicago Bridge & Iron Co. N.V., (Netherlands)	6,559

	Industrial Conglomerates — 1.7%
604	Tyco International Ltd., (Switzerland)	31,900

	Machinery — 2.5%
135	AGCO Corp. (a)	6,151
447	Ingersoll-Rand plc, (Ireland)	18,863
209	Parker Hannifin Corp.	16,053
64	Stanley Black & Decker, Inc.	4,125

		45,192

	Professional Services — 0.4%
100	Dun & Bradstreet Corp. (The)	7,138

	Road & Rail — 1.0%
246	Norfolk Southern Corp.	17,648

	Total Industrials	178,349

	Information Technology — 19.8%
	Communications Equipment — 0.9%
1,481	Brocade Communications Systems, Inc. (a)	7,301
408	Cisco Systems, Inc.	7,007

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
50	QUALCOMM, Inc.	2,767

		17,075

	Computers & Peripherals — 5.9%
167	Apple, Inc. (a)	97,411
190	Diebold, Inc.	7,009
149	Western Digital Corp. (a)	4,542

		108,962

	Electronic Equipment, Instruments & Components — 0.3%
562	Vishay Intertechnology, Inc. (a)	5,296

	Internet Software & Services — 0.6%
96	Facebook, Inc., Class A (a)	3,000
169	IAC/InterActiveCorp.	7,702

		10,702

	IT Services — 5.0%
47	Alliance Data Systems Corp. (a)	6,385
261	International Business Machines Corp.	51,056
291	Lender Processing Services, Inc.	7,367
8	MasterCard, Inc., Class A	3,613
191	Visa, Inc., Class A	23,613

		92,034

	Semiconductors & Semiconductor Equipment — 2.6%
752	Altera Corp.	25,451
295	Broadcom Corp., Class A (a)	9,971
449	Freescale Semiconductor Ltd. (a)	4,599
124	Lam Research Corp. (a)	4,661
84	Texas Instruments, Inc.	2,399

		47,081

	Software — 4.5%
27	BMC Software, Inc. (a)	1,165
1,822	Microsoft Corp.	55,744
507	Oracle Corp.	15,070
95	SolarWinds, Inc. (a)	4,116
398	Symantec Corp. (a)	5,821

		81,916

	Total Information Technology	363,066

	Materials — 3.9%
	Chemicals — 2.6%
75	CF Industries Holdings, Inc.	14,608
181	LyondellBasell Industries N.V., (Netherlands), Class A	7,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
148	Monsanto Co.	12,251
119	PPG Industries, Inc.	12,607

		46,739

	Metals & Mining — 1.0%
540	Freeport-McMoRan Copper & Gold, Inc.	18,395

	Paper & Forest Products — 0.3%
214	International Paper Co.	6,184

	Total Materials	71,318

	Telecommunication Services — 3.4%
	Diversified Telecommunication Services — 3.4%
609	AT&T, Inc.	21,706
538	CenturyLink, Inc.	21,227
434	Verizon Communications, Inc.	19,292

	Total Telecommunication Services	62,225

	Utilities — 3.2%
	Electric Utilities — 1.8%
511	American Electric Power Co., Inc.	20,395
173	NextEra Energy, Inc.	11,911

		32,306

	Independent Power Producers & Energy Traders — 0.4%
550	AES Corp. (The) (a)	7,059

	Multi-Utilities — 1.0%
22	Ameren Corp.	721
60	Consolidated Edison, Inc.	3,732
210	Sempra Energy	14,492

		18,945

	Total Utilities	58,310

	Total Common Stocks (Cost $1,477,621)	1,791,511

Short-Term Investment — 2.0%
	Investment Company — 2.0%
37,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $37,467)	37,467

	Total Investments — 99.8% (Cost $1,515,088)	1,828,978
	Other Assets in Excess of Liabilities — 0.2%	3,162

	NET ASSETS — 100.0%	$1,832,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
590	E-mini S&P 500	09/21/12	$40,014	$1,396

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 16.0%
	Automobiles — 0.9%
642	Ford Motor Co.	6,155

	Diversified Consumer Services — 0.4%
76	H&R Block, Inc.	1,221
26	Weight Watchers International, Inc.	1,330

		2,551

	Hotels, Restaurants & Leisure — 3.5%
58	Bally Technologies, Inc. (a)	2,688
89	Brinker International, Inc.	2,824
188	Marriott International, Inc., Class A	7,377
56	Wyndham Worldwide Corp.	2,948
67	Wynn Resorts Ltd.	6,960

		22,797

	Household Durables — 0.9%
66	Jarden Corp.	2,765
269	PulteGroup, Inc. (a)	2,881

		5,646

	Internet & Catalog Retail — 2.2%
57	Expedia, Inc.	2,759
18	priceline.com, Inc. (a)	12,028

		14,787

	Leisure Equipment & Products — 0.5%
44	Mattel, Inc.	1,421
29	Polaris Industries, Inc.	2,037

		3,458

	Media — 3.3%
116	CBS Corp. (Non-Voting), Class B	3,786
121	DIRECTV, Class A (a)	5,902
184	Gannett Co., Inc.	2,706
32	Scripps Networks Interactive, Inc., Class A	1,797
19	Time Warner Cable, Inc.	1,527
120	Viacom, Inc., Class B	5,638

		21,356

	Multiline Retail — 1.3%
247	Macy’s, Inc.	8,485

	Specialty Retail — 2.6%
8	AutoZone, Inc. (a)	2,937
272	Home Depot, Inc. (The)	14,424

		17,361

	Textiles, Apparel & Luxury Goods — 0.4%
33	PVH Corp.	2,528

	Total Consumer Discretionary	105,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 12.8%
	Beverages — 2.7%
115	Coca-Cola Co. (The)	8,992
93	Coca-Cola Enterprises, Inc.	2,611
126	Constellation Brands, Inc., Class A (a)	3,420
35	Monster Beverage Corp. (a)	2,478

		17,501

	Food & Staples Retailing — 3.1%
91	CVS Caremark Corp.	4,267
159	Kroger Co. (The)	3,694
177	Wal-Mart Stores, Inc.	12,347

		20,308

	Food Products — 2.3%
210	Archer-Daniels-Midland Co.	6,184
19	Bunge Ltd.	1,180
79	Campbell Soup Co.	2,624
97	ConAgra Foods, Inc.	2,520
135	Tyson Foods, Inc., Class A	2,538

		15,046

	Household Products — 1.6%
123	Kimberly-Clark Corp.	10,329

	Tobacco — 3.1%
237	Philip Morris International, Inc.	20,663

	Total Consumer Staples	83,847

	Energy — 4.3%
	Energy Equipment & Services — 0.5%
49	National Oilwell Varco, Inc.	3,183

	Oil, Gas & Consumable Fuels — 3.8%
64	Chevron Corp.	6,792
69	Energy XXI Bermuda Ltd., (Bermuda)	2,150
94	Exxon Mobil Corp.	8,009
244	Marathon Oil Corp.	6,242
15	Marathon Petroleum Corp.	660
24	Phillips 66 (a)	804

		24,657

	Total Energy	27,840

	Financials — 5.0%
	Capital Markets — 0.5%
62	Ameriprise Financial, Inc.	3,240

	Commercial Banks — 0.6%
115	Wells Fargo & Co.	3,849

	Consumer Finance — 1.6%
301	Discover Financial Services	10,405

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.2%
62	Citigroup, Inc.	1,705

	Insurance — 0.3%
67	Validus Holdings Ltd., (Bermuda)	2,136

	Real Estate Investment Trusts (REITs) — 1.8%
137	CBL & Associates Properties, Inc.	2,681
85	Hospitality Properties Trust	2,101
40	Host Hotels & Resorts, Inc.	639
55	LaSalle Hotel Properties	1,588
75	Ventas, Inc.	4,721

		11,730

	Total Financials	33,065

	Health Care — 11.6%
	Biotechnology — 4.5%
83	Amgen, Inc.	6,084
85	Celgene Corp. (a)	5,473
269	Gilead Sciences, Inc. (a)	13,789
74	Vertex Pharmaceuticals, Inc. (a)	4,150

		29,496

	Health Care Equipment & Supplies — 1.8%
101	Baxter International, Inc.	5,357
109	Covidien plc, (Ireland)	5,837
28	Hill-Rom Holdings, Inc.	876

		12,070

	Health Care Providers & Services — 3.3%
44	Humana, Inc.	3,415
123	McKesson Corp.	11,560
110	UnitedHealth Group, Inc.	6,423

		21,398

	Pharmaceuticals — 2.0%
456	Pfizer, Inc.	10,497
144	Warner Chilcott plc, (Ireland), Class A (a)	2,574

		13,071

	Total Health Care	76,035

	Industrials — 11.1%
	Aerospace & Defense — 3.1%
132	General Dynamics Corp.	8,700
202	Honeywell International, Inc.	11,258

		19,958

	Airlines — 0.7%
51	Alaska Air Group, Inc. (a)	1,846
81	Delta Air Lines, Inc. (a)	890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
77	United Continental Holdings, Inc. (a)	1,871

		4,607

	Commercial Services & Supplies — 0.4%
233	R.R. Donnelley & Sons Co.	2,741

	Construction & Engineering — 0.4%
61	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,308

	Industrial Conglomerates — 1.2%
152	Tyco International Ltd., (Switzerland)	8,033

	Machinery — 3.5%
259	Ingersoll-Rand plc, (Ireland)	10,916
124	Parker Hannifin Corp.	9,502
43	Stanley Black & Decker, Inc.	2,787

		23,205

	Professional Services — 0.4%
38	Dun & Bradstreet Corp. (The)	2,676

	Road & Rail — 1.4%
250	CSX Corp.	5,590
30	Union Pacific Corp.	3,579

		9,169

	Total Industrials	72,697

	Information Technology — 30.0%
	Communications Equipment — 1.2%
524	Brocade Communications Systems, Inc. (a)	2,584
104	QUALCOMM, Inc.	5,802

		8,386

	Computers & Peripherals — 9.4%
103	Apple, Inc. (a)	60,006
44	Diebold, Inc.	1,609

		61,615

	Electronic Equipment, Instruments & Components — 0.2%
145	Vishay Intertechnology, Inc. (a)	1,371

	Internet Software & Services — 1.0%
34	Facebook, Inc., Class A (a)	1,058
9	Google, Inc., Class A (a)	5,453

		6,511

	IT Services — 7.6%
23	Alliance Data Systems Corp. (a)	3,125
67	FleetCor Technologies, Inc. (a)	2,330
143	International Business Machines Corp.	27,997
80	NeuStar, Inc., Class A (a)	2,685
60	Visa, Inc., Class A	7,443

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
377	Western Union Co. (The)	6,344

		49,924

	Semiconductors & Semiconductor Equipment — 3.2%
296	Altera Corp.	10,020
126	Broadcom Corp., Class A (a)	4,266
163	Freescale Semiconductor Ltd. (a)	1,666
84	Intel Corp.	2,228
40	Lam Research Corp. (a)	1,491
45	Texas Instruments, Inc.	1,282

		20,953

	Software — 7.4%
69	BMC Software, Inc. (a)	2,949
1,006	Microsoft Corp.	30,787
318	Oracle Corp.	9,442
360	Symantec Corp. (a)	5,260

		48,438

	Total Information Technology	197,198

	Materials — 4.4%
	Chemicals — 4.2%
44	CF Industries Holdings, Inc.	8,447
75	LyondellBasell Industries N.V., (Netherlands), Class A	3,012
101	Monsanto Co.	8,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
74	PPG Industries, Inc.	7,821

		27,599

	Metals & Mining — 0.2%
38	Freeport-McMoRan Copper & Gold, Inc.	1,288

	Total Materials	28,887

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
237	CenturyLink, Inc.	9,376
103	tw telecom, inc. (a)	2,633

	Total Telecommunication Services	12,009

	Total Common Stocks (Cost $509,622)	636,702

Short-Term Investment — 2.9%
	Investment Company — 2.9%
18,952	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $18,952)	18,952

	Total Investments — 99.9% (Cost $528,574)	655,654
	Other Assets in Excess of Liabilities — 0.1%	855

	NET ASSETS — 100.0%	$656,509

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
290	E-mini S&P 500	09/21/12	$19,668	$687

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 15.9%
	Auto Components — 0.5%
12	Delphi Automotive plc, (United Kingdom) (a)	293
10	Lear Corp.	362
37	TRW Automotive Holdings Corp. (a)	1,357

		2,012

	Automobiles — 0.1%
8	Harley-Davidson, Inc.	380

	Distributors — 0.5%
3	Genuine Parts Co.	205
54	LKQ Corp. (a)	1,810

		2,015

	Diversified Consumer Services — 1.5%
30	Apollo Group, Inc., Class A (a)	1,078
27	ITT Educational Services, Inc. (a) (c)	1,616
297	Service Corp. International	3,669

		6,363

	Hotels, Restaurants & Leisure — 2.1%
82	Brinker International, Inc.	2,620
126	Wyndham Worldwide Corp.	6,629

		9,249

	Household Durables — 2.0%
48	Garmin Ltd., (Switzerland)	1,846
74	Leggett & Platt, Inc.	1,568
401	PulteGroup, Inc. (a)	4,290
21	Tempur-Pedic International, Inc. (a)	486
5	Tupperware Brands Corp.	252

		8,442

	Internet & Catalog Retail — 0.4%
22	Expedia, Inc.	1,077
1	priceline.com, Inc. (a)	531

		1,608

	Leisure Equipment & Products — 0.1%
18	Mattel, Inc.	587

	Media — 2.4%
191	CBS Corp. (Non-Voting), Class B	6,272
71	DISH Network Corp., Class A	2,036
73	Lamar Advertising Co., Class A (a)	2,088

		10,396

	Multiline Retail — 2.7%
3	Big Lots, Inc. (a)	123
22	Dillard’s, Inc., Class A	1,401

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
20	Dollar Tree, Inc. (a)	1,065
260	Macy’s, Inc.	8,917

		11,506

	Specialty Retail — 3.2%
10	AutoZone, Inc. (a)	3,745
47	Foot Locker, Inc.	1,422
84	GameStop Corp., Class A	1,545
26	O’Reilly Automotive, Inc. (a)	2,203
30	Ross Stores, Inc.	1,880
43	TJX Cos., Inc.	1,829
38	Urban Outfitters, Inc. (a)	1,057

		13,681

	Textiles, Apparel & Luxury Goods — 0.4%
6	Carter’s, Inc. (a)	321
35	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,477

		1,798

	Total Consumer Discretionary	68,037

	Consumer Staples — 7.5%
	Beverages — 1.8%
280	Constellation Brands, Inc., Class A (a)	7,563

	Food & Staples Retailing — 0.6%
52	Fresh Market, Inc. (The) (a)	2,773

	Food Products — 2.8%
175	Campbell Soup Co.	5,848
29	Green Mountain Coffee Roasters, Inc. (a)	623
51	Smithfield Foods, Inc. (a)	1,092
233	Tyson Foods, Inc., Class A	4,386

		11,949

	Tobacco — 2.3%
75	Lorillard, Inc.	9,896

	Total Consumer Staples	32,181

	Energy — 5.5%
	Energy Equipment & Services — 1.7%
9	Baker Hughes, Inc.	370
15	Dresser-Rand Group, Inc. (a)	650
18	National Oilwell Varco, Inc.	1,174
63	Oil States International, Inc. (a)	4,167
4	SEACOR Holdings, Inc. (a)	322
21	Unit Corp. (a)	758

		7,441

	Oil, Gas & Consumable Fuels — 3.8%
38	Cheniere Energy, Inc. (a)	565

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
38	Cimarex Energy Co.	2,108
11	Continental Resources, Inc. (a)	739
89	Energen Corp.	4,021
68	HollyFrontier Corp.	2,420
31	Laredo Petroleum Holdings, Inc. (a)	645
17	Murphy Oil Corp.	850
41	Newfield Exploration Co. (a)	1,211
12	Noble Energy, Inc.	1,031
21	Sunoco, Inc.	997
64	Valero Energy Corp.	1,550

		16,137

	Total Energy	23,578

	Financials — 19.3%
	Capital Markets — 1.1%
30	Affiliated Managers Group, Inc. (a)	3,327
152	American Capital Ltd. (a)	1,531

		4,858

	Commercial Banks — 2.9%
20	BOK Financial Corp.	1,135
94	Fifth Third Bancorp	1,260
103	Huntington Bancshares, Inc.	657
223	KeyCorp	1,726
10	M&T Bank Corp.	793
133	Regions Financial Corp.	900
67	SVB Financial Group (a)	3,934
156	TCF Financial Corp. (c)	1,793

		12,198

	Consumer Finance — 2.0%
246	Discover Financial Services	8,503

	Diversified Financial Services — 0.3%
65	NASDAQ OMX Group, Inc. (The)	1,468

	Insurance — 4.4%
28	Allied World Assurance Co. Holdings AG, (Switzerland)	2,225
77	American Financial Group, Inc.	3,028
39	Arch Capital Group Ltd., (Bermuda) (a)	1,534
26	Assurant, Inc.	911
126	Assured Guaranty Ltd., (Bermuda)	1,777
18	Axis Capital Holdings Ltd., (Bermuda)	573
8	Everest Re Group Ltd., (Bermuda)	828
50	Hartford Financial Services Group, Inc.	873
34	Lincoln National Corp.	741
46	Principal Financial Group, Inc.	1,196
44	Protective Life Corp.	1,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
15	Torchmark Corp.	776
106	Unum Group	2,020
35	Validus Holdings Ltd., (Bermuda)	1,118

		18,891

	Real Estate Investment Trusts (REITs) — 8.4%
92	Annaly Capital Management, Inc.	1,536
84	Apartment Investment & Management Co., Class A	2,281
80	Brandywine Realty Trust	991
15	Camden Property Trust	1,035
26	Chimera Investment Corp.	62
49	CommonWealth REIT	936
54	DDR Corp.	792
60	Digital Realty Trust, Inc.	4,519
47	Douglas Emmett, Inc. (m)	1,079
312	Duke Realty Corp.	4,572
22	Equity Residential	1,366
46	Health Care REIT, Inc.	2,670
161	Hospitality Properties Trust	3,982
107	Host Hotels & Resorts, Inc.	1,685
28	Mack-Cali Realty Corp.	805
42	Post Properties, Inc.	2,056
6	SL Green Realty Corp.	449
33	Taubman Centers, Inc.	2,523
40	Ventas, Inc.	2,555

		35,894

	Real Estate Management & Development — 0.1%
23	Forest City Enterprises, Inc., Class A (a)	340

	Thrifts & Mortgage Finance — 0.1%
13	BankUnited, Inc.	300

	Total Financials	82,452

	Health Care — 11.1%
	Biotechnology — 2.3%
60	BioMarin Pharmaceutical, Inc. (a)	2,359
33	United Therapeutics Corp. (a)	1,644
102	Vertex Pharmaceuticals, Inc. (a)	5,682

		9,685

	Health Care Equipment & Supplies — 2.7%
46	Alere, Inc. (a)	890
73	Cooper Cos., Inc. (The)	5,799
48	Hologic, Inc. (a)	862
60	Zimmer Holdings, Inc.	3,887

		11,438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.4%
29	Aetna, Inc.	1,140
125	AmerisourceBergen Corp.	4,926
68	Community Health Systems, Inc. (a)	1,895
47	Humana, Inc.	3,640
99	Omnicare, Inc.	3,095

		14,696

	Life Sciences Tools & Services — 1.3%
28	Agilent Technologies, Inc.	1,103
57	Illumina, Inc. (a)	2,290
50	Life Technologies Corp. (a)	2,263

		5,656

	Pharmaceuticals — 1.4%
75	Endo Health Solutions, Inc. (a)	2,308
108	Warner Chilcott plc, (Ireland), Class A (a)	1,940
24	Watson Pharmaceuticals, Inc. (a)	1,776

		6,024

	Total Health Care	47,499

	Industrials — 10.1%
	Aerospace & Defense — 2.1%
19	Alliant Techsystems, Inc.	940
50	Huntington Ingalls Industries, Inc. (a)	2,004
64	L-3 Communications Holdings, Inc.	4,759
17	Northrop Grumman Corp.	1,091

		8,794

	Airlines — 0.7%
22	Copa Holdings S.A., (Panama), Class A	1,806
99	Delta Air Lines, Inc. (a)	1,086

		2,892

	Commercial Services & Supplies — 0.1%
46	R.R. Donnelley & Sons Co.	545

	Construction & Engineering — 1.8%
47	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,777
170	KBR, Inc.	4,191
50	URS Corp.	1,740

		7,708

	Electrical Equipment — 1.0%
52	Hubbell, Inc., Class B	4,080

	Machinery — 3.7%
53	AGCO Corp. (a)	2,442
44	Ingersoll-Rand plc, (Ireland)	1,852
70	Navistar International Corp. (a)	1,992
74	Parker Hannifin Corp.	5,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
81	Timken Co.	3,713
11	Xylem, Inc.	264

		15,987

	Marine — 0.2%
18	Kirby Corp. (a)	866

	Professional Services — 0.0% (g)
3	Dun & Bradstreet Corp. (The)	228

	Road & Rail — 0.5%
78	CSX Corp.	1,748
5	Landstar System, Inc.	248

		1,996

	Total Industrials	43,096

	Information Technology — 15.1%
	Communications Equipment — 0.7%
122	Brocade Communications Systems, Inc. (a)	603
1	F5 Networks, Inc. (a)	119
53	Harris Corp.	2,212

		2,934

	Computers & Peripherals — 2.5%
60	Lexmark International, Inc., Class A	1,597
259	NCR Corp. (a)	5,892
26	SanDisk Corp. (a)	956
70	Western Digital Corp. (a)	2,121

		10,566

	Electronic Equipment, Instruments & Components — 1.3%
59	Arrow Electronics, Inc. (a)	1,939
81	Avnet, Inc. (a)	2,500
10	Dolby Laboratories, Inc., Class A (a)	396
8	Tech Data Corp. (a)	400
65	Vishay Intertechnology, Inc. (a)	613

		5,848

	Internet Software & Services — 1.7%
78	IAC/InterActiveCorp.	3,543
34	LinkedIn Corp., Class A (a)	3,592

		7,135

	IT Services — 3.2%
49	Alliance Data Systems Corp. (a)	6,568
12	Amdocs Ltd. (a)	345
16	Booz Allen Hamilton Holding Corp.	243
49	Broadridge Financial Solutions, Inc.	1,049
55	Computer Sciences Corp.	1,354
21	DST Systems, Inc.	1,113

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
55	Fidelity National Information Services, Inc.	1,864
52	Lender Processing Services, Inc.	1,307

		13,843

	Office Electronics — 0.5%
285	Xerox Corp.	2,243

	Semiconductors & Semiconductor Equipment — 2.5%
20	Analog Devices, Inc.	742
125	Applied Materials, Inc.	1,430
26	Fairchild Semiconductor International, Inc. (a)	368
25	KLA-Tencor Corp.	1,236
23	Lam Research Corp. (a)	876
11	Linear Technology Corp.	359
268	LSI Corp. (a)	1,705
106	Marvell Technology Group Ltd., (Bermuda)	1,191
200	Micron Technology, Inc. (a)	1,261
34	Teradyne, Inc. (a)	484
27	Xilinx, Inc.	911

		10,563

	Software — 2.7%
53	BMC Software, Inc. (a)	2,276
231	CA, Inc.	6,260
79	Symantec Corp. (a)	1,150
30	Synopsys, Inc. (a)	880
176	Zynga, Inc., Class A (a)	960

		11,526

	Total Information Technology	64,658

	Materials — 5.7%
	Chemicals — 2.9%
18	CF Industries Holdings, Inc.	3,448
64	PPG Industries, Inc.	6,739
45	Valspar Corp.	2,336

		12,523

	Containers & Packaging — 0.4%
33	Crown Holdings, Inc. (a)	1,131
6	Rock-Tenn Co., Class A	322

		1,453

	Metals & Mining — 1.5%
44	Cliffs Natural Resources, Inc.	2,154
23	Reliance Steel & Aluminum Co.	1,141
16	Royal Gold, Inc.	1,254

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
7	Steel Dynamics, Inc.	85
41	Walter Energy, Inc.	1,822

		6,456

	Paper & Forest Products — 0.9%
23	Domtar Corp., (Canada)	1,795
75	International Paper Co.	2,154

		3,949

	Total Materials	24,381

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
248	Frontier Communications Corp.	951

	Wireless Telecommunication Services — 0.5%
537	Clearwire Corp., Class A (a)	601
61	Telephone & Data Systems, Inc.	1,303

		1,904

	Total Telecommunication Services	2,855

	Utilities — 7.1%
	Electric Utilities — 0.3%
11	Exelon Corp.	418
35	NV Energy, Inc.	617
8	Pinnacle West Capital Corp.	393

		1,428

	Gas Utilities — 0.9%
7	AGL Resources, Inc.	287
53	Questar Corp.	1,107
83	UGI Corp.	2,440

		3,834

	Independent Power Producers & Energy Traders — 0.4%
137	AES Corp. (The) (a)	1,763

	Multi-Utilities — 5.5%
40	Alliant Energy Corp.	1,802
56	Ameren Corp.	1,882
172	CenterPoint Energy, Inc.	3,555
75	CMS Energy Corp.	1,760
37	Consolidated Edison, Inc.	2,295
64	DTE Energy Co.	3,779
5	Integrys Energy Group, Inc.	279
49	MDU Resources Group, Inc.	1,057
74	Sempra Energy	5,111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — Continued
105	TECO Energy, Inc.	1,901

		23,421

	Total Utilities	30,446

	Total Common Stocks (Cost $344,159)	419,183

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
890	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $891)	891

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
13,228	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $13,228)	13,228

Investment of Cash Collateral for Securities on Loan — 0.2%
	Investment Company — 0.2%
804	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $804)	804

	Total Investments — 101.5% (Cost $359,082)	434,106
	Liabilities in Excess of Other Assets — (1.5)%	(6,312)

	NET ASSETS — 100.0%	$427,794

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
100	S&P Mid Cap 400	09/21/12	$9,395	$226

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
		Consumer Discretionary — 11.5%
		Auto Components — 0.5%
1		TRW Automotive Holdings Corp. (a)	47

		Automobiles — 0.3%
3		Ford Motor Co.	33

		Hotels, Restaurants & Leisure — 2.0%
4		Wyndham Worldwide Corp.	204

		Household Durables — 0.4%
1		Jarden Corp.	39

		Internet & Catalog Retail — 2.0%
4		Expedia, Inc.	204

		Media — 2.6%
2		Time Warner Cable, Inc.	170
—	(h)	Time Warner, Inc.	11
2		Viacom, Inc., Class B	85

			266

		Multiline Retail — 1.1%
3		Macy’s, Inc.	109

		Specialty Retail — 1.7%
3		Best Buy Co., Inc.	59
2		Home Depot, Inc. (The)	120

			179

		Textiles, Apparel & Luxury Goods — 0.9%
1		V.F. Corp.	97

		Total Consumer Discretionary	1,178

		Consumer Staples — 10.8%
		Beverages — 2.1%
8		Constellation Brands, Inc., Class A (a)	211

		Food & Staples Retailing — 3.1%
2		CVS Caremark Corp.	97
3		Kroger Co. (The)	76
2		Wal-Mart Stores, Inc.	141

			314

		Food Products — 1.9%
2		Campbell Soup Co.	51
3		Smithfield Foods, Inc. (a)	72
4		Tyson Foods, Inc., Class A	74

			197

		Household Products — 1.2%
1		Energizer Holdings, Inc. (a)	90
—	(h)	Kimberly-Clark Corp.	32

			122

SHARES		SECURITY DESCRIPTION	VALUE($)

		Personal Products — 0.4%
1		USANA Health Sciences, Inc. (a)	37

		Tobacco — 2.1%
1		Lorillard, Inc.	112
1		Philip Morris International, Inc.	109

			221

		Total Consumer Staples	1,102

		Energy — 10.8%
		Energy Equipment & Services — 1.0%
1		Halliburton Co.	33
1		National Oilwell Varco, Inc.	66

			99

		Oil, Gas & Consumable Fuels — 9.8%
—	(h)	Apache Corp.	37
3		Chevron Corp.	266
2		ConocoPhillips	100
4		Exxon Mobil Corp.	366
2		Marathon Oil Corp.	54
2		Marathon Petroleum Corp.	79
1		Occidental Petroleum Corp.	71
1		Phillips 66 (a)	30

			1,003

		Total Energy	1,102

		Financials — 13.6%
		Capital Markets — 1.4%
2		Ameriprise Financial, Inc.	106
1		Bank of New York Mellon Corp. (The)	28
—	(h)	Goldman Sachs Group, Inc. (The)	14

			148

		Commercial Banks — 3.9%
1		BB&T Corp.	30
4		KeyCorp	32
3		PNC Financial Services Group, Inc.	190
5		Wells Fargo & Co.	152

			404

		Consumer Finance — 2.0%
2		Capital One Financial Corp.	126
1		Discover Financial Services	50
1		Nelnet, Inc., Class A	32

			208

		Diversified Financial Services — 1.3%
6		Bank of America Corp.	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — Continued
3		Citigroup, Inc.	81

			131

		Insurance — 2.8%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	89
4		CNO Financial Group, Inc.	33
1		MetLife, Inc.	39
1		Protective Life Corp.	18
2		Prudential Financial, Inc.	104

			283

		Real Estate Investment Trusts (REITs) — 2.2%
2		Ashford Hospitality Trust, Inc.	17
7		Brandywine Realty Trust	84
3		CBL & Associates Properties, Inc.	51
2		First Industrial Realty Trust, Inc. (a)	22
1		LaSalle Hotel Properties	24
2		Pennsylvania Real Estate Investment Trust	24

			222

		Total Financials	1,396

		Health Care — 13.8%
		Biotechnology — 2.9%
1		Amgen, Inc.	90
—	(h)	Biogen Idec, Inc. (a)	54
1		Gilead Sciences, Inc. (a)	28
2		Vertex Pharmaceuticals, Inc. (a)	123

			295

		Health Care Equipment & Supplies — 3.0%
1		Baxter International, Inc.	51
1		Cooper Cos., Inc. (The)	60
2		Covidien plc, (Ireland)	92
4		Hologic, Inc. (a)	79
1		Medtronic, Inc.	27

			309

		Health Care Providers & Services — 4.2%
1		AmerisourceBergen Corp.	56
1		Humana, Inc.	83
1		McKesson Corp.	56
4		UnitedHealth Group, Inc.	237

			432

		Life Sciences Tools & Services — 0.5%
1		Agilent Technologies, Inc.	48

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 3.2%
13		Pfizer, Inc.	291
2		Warner Chilcott plc, (Ireland), Class A (a)	41

			332

		Total Health Care	1,416

		Industrials — 7.7%
		Aerospace & Defense — 1.7%
2		General Dynamics Corp.	104
1		Honeywell International, Inc.	70

			174

		Airlines — 0.2%
1		United Continental Holdings, Inc. (a)	23

		Commercial Services & Supplies — 0.1%
1		R.R. Donnelley & Sons Co.	13

		Construction & Engineering — 1.3%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	85
2		KBR, Inc.	50

			135

		Machinery — 3.0%
2		Actuant Corp., Class A	58
1		Cummins, Inc.	58
3		Eaton Corp.	119
—	(h)	Parker Hannifin Corp.	23
1		Stanley Black & Decker, Inc.	50

			308

		Professional Services — 0.5%
1		Towers Watson & Co., Class A	49

		Road & Rail — 0.9%
1		Norfolk Southern Corp.	86

		Total Industrials	788

		Information Technology — 19.4%
		Communications Equipment — 1.7%
8		Cisco Systems, Inc.	133
1		Harris Corp.	32
—	(h)	QUALCOMM, Inc.	7

			172

		Computers & Peripherals — 5.3%
1		Apple, Inc. (a)	482
1		EMC Corp. (a)	25
1		Western Digital Corp. (a)	35

			542

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electronic Equipment, Instruments & Components — 0.2%
3		Vishay Intertechnology, Inc. (a)	26

		Internet Software & Services — 0.9%
1		Facebook, Inc., Class A (a)	43
1		IAC/InterActiveCorp.	55

			98

		IT Services — 3.7%
1		Alliance Data Systems Corp. (a)	105
1		CSG Systems International, Inc. (a)	13
1		International Business Machines Corp.	147
2		Lender Processing Services, Inc.	58
—	(h)	Visa, Inc., Class A	52

			375

		Semiconductors & Semiconductor Equipment — 3.2%
4		Altera Corp.	149
2		Broadcom Corp., Class A (a)	56
3		Freescale Semiconductor Ltd. (a)	25
1		Intel Corp.	38
1		Lam Research Corp. (a)	37
1		Texas Instruments, Inc.	18

			323

		Software — 4.4%
1		Adobe Systems, Inc. (a)	24
1		BMC Software, Inc. (a)	29
10		Microsoft Corp.	300
3		Oracle Corp.	97

			450

		Total Information Technology	1,986

		Materials — 3.6%
		Chemicals — 3.4%
1		CF Industries Holdings, Inc.	150
1		E.I. du Pont de Nemours & Co.	39
1		Monsanto Co.	93
1		PPG Industries, Inc.	72

			354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.2%
1	Freeport-McMoRan Copper & Gold, Inc.	21

	Total Materials	375

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
4	AT&T, Inc.	129
4	CenturyLink, Inc.	164

	Total Telecommunication Services	293

	Utilities — 3.2%
	Electric Utilities — 1.8%
1	Entergy Corp.	51
1	NextEra Energy, Inc.	62
2	NV Energy, Inc.	40
2	PNM Resources, Inc.	34

		187

	Independent Power Producers & Energy Traders — 0.9%
7	AES Corp. (The) (a)	96

	Multi-Utilities — 0.5%
1	Sempra Energy	48

	Total Utilities	331

	Total Common Stocks (Cost $8,155)	9,967

Short-Term Investment — 11.3%
	Investment Company — 11.3%
1,157	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,157)	1,157

	Total Investments — 108.6% (Cost $9,312)	11,124
	Liabilities in Excess of Other Assets — (8.6)%	(884)

	NET ASSETS — 100.0%	$10,240

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/21/12	$271	$2

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 7.6%
	Automobiles — 1.0%
896	Ford Motor Co.	8,597

	Diversified Consumer Services — 0.3%
181	H&R Block, Inc.	2,892

	Hotels, Restaurants & Leisure — 0.4%
70	Wyndham Worldwide Corp.	3,697

	Household Durables — 0.8%
80	Jarden Corp.	3,370
70	Lennar Corp., Class A	2,170
36	Toll Brothers, Inc. (a)	1,061

		6,601

	Internet & Catalog Retail — 0.4%
71	Expedia, Inc.	3,428

	Media — 2.8%
274	CBS Corp. (Non-Voting), Class B	8,975
246	Gannett Co., Inc.	3,627
62	Time Warner Cable, Inc.	5,049
133	Viacom, Inc., Class B	6,259

		23,910

	Multiline Retail — 1.4%
354	Macy’s, Inc.	12,170

	Specialty Retail — 0.5%
158	Best Buy Co., Inc.	3,305
64	GameStop Corp., Class A	1,179

		4,484

	Total Consumer Discretionary	65,779

	Consumer Staples — 6.4%
	Beverages — 0.5%
153	Constellation Brands, Inc., Class A (a)	4,129

	Food & Staples Retailing — 1.3%
135	CVS Caremark Corp.	6,313
151	Kroger Co. (The)	3,497
73	Safeway, Inc.	1,327

		11,137

	Food Products — 1.6%
216	Archer-Daniels-Midland Co.	6,361
25	Bunge Ltd.	1,550
127	Smithfield Foods, Inc. (a)	2,747
157	Tyson Foods, Inc., Class A	2,964

		13,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.3%
48	Energizer Holdings, Inc. (a)	3,635
119	Kimberly-Clark Corp.	9,977
100	Procter & Gamble Co. (The)	6,137

		19,749

	Tobacco — 0.7%
18	Lorillard, Inc.	2,415
42	Philip Morris International, Inc.	3,665

		6,080

	Total Consumer Staples	54,717

	Energy — 15.1%
	Energy Equipment & Services — 0.2%
20	National Oilwell Varco, Inc.	1,270

	Oil, Gas & Consumable Fuels — 14.9%
254	Chevron Corp.	26,803
328	ConocoPhillips	18,312
115	Energy XXI Bermuda Ltd., (Bermuda)	3,608
579	Exxon Mobil Corp.	49,579
574	Marathon Oil Corp.	14,669
73	Marathon Petroleum Corp.	3,288
63	Occidental Petroleum Corp.	5,412
164	Phillips 66 (a)	5,446
58	Valero Energy Corp.	1,396

		128,513

	Total Energy	129,783

	Financials — 25.1%
	Capital Markets — 2.7%
259	Ameriprise Financial, Inc.	13,514
99	Goldman Sachs Group, Inc. (The)	9,524

		23,038

	Commercial Banks — 6.4%
159	BB&T Corp.	4,896
357	Fifth Third Bancorp	4,782
257	PNC Financial Services Group, Inc.	15,704
877	Wells Fargo & Co.	29,312

		54,694

	Consumer Finance — 1.8%
23	Capital One Financial Corp.	1,268
422	Discover Financial Services	14,593

		15,861

	Diversified Financial Services — 3.8%
1,866	Bank of America Corp.	15,262

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — Continued
651	Citigroup, Inc.	17,849

		33,111

	Insurance — 6.5%
38	ACE Ltd., (Switzerland)	2,791
50	Allied World Assurance Co. Holdings AG, (Switzerland)	3,977
424	Allstate Corp. (The)	14,892
78	Hartford Financial Services Group, Inc.	1,370
114	Lincoln National Corp.	2,491
265	MetLife, Inc.	8,160
24	PartnerRe Ltd., (Bermuda)	1,786
126	Protective Life Corp.	3,691
212	Prudential Financial, Inc.	10,272
69	Torchmark Corp.	3,468
96	Validus Holdings Ltd., (Bermuda)	3,081

		55,979

	Real Estate Investment Trusts (REITs) — 3.9%
32	Alexandria Real Estate Equities, Inc.	2,356
197	Annaly Capital Management, Inc.	3,299
370	Brandywine Realty Trust	4,560
179	CBL & Associates Properties, Inc.	3,494
120	Douglas Emmett, Inc. (m)	2,781
75	Entertainment Properties Trust	3,083
112	Extra Space Storage, Inc.	3,421
152	Hospitality Properties Trust	3,773
130	Host Hotels & Resorts, Inc.	2,053
29	Mack-Cali Realty Corp.	831
61	Ventas, Inc.	3,857

		33,508

	Total Financials	216,191

	Health Care — 12.3%
	Biotechnology — 2.8%
187	Amgen, Inc.	13,673
134	Gilead Sciences, Inc. (a)	6,882
68	Vertex Pharmaceuticals, Inc. (a)	3,780

		24,335

	Health Care Providers & Services — 3.6%
89	Community Health Systems, Inc. (a)	2,492
247	UnitedHealth Group, Inc.	14,444
214	WellPoint, Inc.	13,625

		30,561

	Pharmaceuticals — 5.9%
341	Merck & Co., Inc.	14,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
1,469	Pfizer, Inc.	33,783
170	Warner Chilcott plc, (Ireland), Class A (a)	3,051

		51,058

	Total Health Care	105,954

	Industrials — 7.8%
	Aerospace & Defense — 2.0%
216	General Dynamics Corp.	14,228
53	Northrop Grumman Corp.	3,368

		17,596

	Airlines — 0.7%
57	Alaska Air Group, Inc. (a)	2,035
71	Delta Air Lines, Inc. (a)	782
119	United Continental Holdings, Inc. (a)	2,903

		5,720

	Industrial Conglomerates — 3.0%
473	General Electric Co.	9,856
302	Tyco International Ltd., (Switzerland)	15,950

		25,806

	Machinery — 1.5%
84	Navistar International Corp. (a)	2,377
89	Parker Hannifin Corp.	6,835
53	Stanley Black & Decker, Inc.	3,411

		12,623

	Professional Services — 0.4%
46	Dun & Bradstreet Corp. (The)	3,281

	Road & Rail — 0.2%
16	Union Pacific Corp.	1,849

	Total Industrials	66,875

	Information Technology — 7.3%
	Communications Equipment — 2.0%
676	Brocade Communications Systems, Inc. (a)	3,331
816	Cisco Systems, Inc.	14,011

		17,342

	Computers & Peripherals — 1.6%
13	Apple, Inc. (a)	7,709
246	Dell, Inc. (a)	3,085
83	Western Digital Corp. (a)	2,526

		13,320

	Internet Software & Services — 0.1%
38	Facebook, Inc., Class A (a)	1,192

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 0.9%
24	International Business Machines Corp.	4,675
137	Lender Processing Services, Inc.	3,458

		8,133

	Semiconductors & Semiconductor Equipment — 2.1%
280	Altera Corp.	9,485
71	Broadcom Corp., Class A (a)	2,407
207	Freescale Semiconductor Ltd. (a)	2,119
100	Lam Research Corp. (a)	3,770

		17,781

	Software — 0.6%
157	Microsoft Corp.	4,790

	Total Information Technology	62,558

	Materials — 3.4%
	Chemicals — 2.3%
33	CF Industries Holdings, Inc.	6,374
337	LyondellBasell Industries N.V., (Netherlands), Class A	13,567

		19,941

	Metals & Mining — 0.8%
210	Freeport-McMoRan Copper & Gold, Inc.	7,158

	Paper & Forest Products — 0.3%
27	Domtar Corp., (Canada)	2,056

	Total Materials	29,155

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 4.0%
640	AT&T, Inc.	22,826
301	CenturyLink, Inc.	11,872

	Total Telecommunication Services	34,698

	Utilities — 6.9%
	Electric Utilities — 4.4%
352	American Electric Power Co., Inc.	14,045
74	Cleco Corp.	3,083

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
50	Entergy Corp.	3,374
92	FirstEnergy Corp.	4,516
132	NextEra Energy, Inc.	9,055
95	Northeast Utilities	3,668

		37,741

	Gas Utilities — 0.4%
108	UGI Corp.	3,184

	Independent Power Producers & Energy Traders — 0.4%
285	AES Corp. (The) (a)	3,654

	Multi-Utilities — 1.7%
13	Ameren Corp.	419
71	Consolidated Edison, Inc.	4,409
143	Sempra Energy	9,864

		14,692

	Total Utilities	59,271

	Total Common Stocks (Cost $737,706)	824,981

Short-Term Investment — 1.6%
	Investment Company — 1.6%
13,716	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (Cost $13,716)	13,716

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
496	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $496)	496

	Total Investments — 97.6% (Cost $751,918)	839,193
	Other Assets in Excess of Liabilities — 2.4%	20,628

	NET ASSETS — 100.0%	$859,821

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
560	E-mini S&P 500	09/21/12	$37,979	$427

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012 .
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,791,511	$636,702		$420,074
Investments in affiliates, at value	37,467	18,952		14,032

Total investment securities, at value	1,828,978	655,654		434,106
Deposits at broker for futures contracts	2,430	1,285		—
Receivables:
Investment securities sold	4,460	1,876		—
Fund shares sold	462	363		269
Interest and dividends from non-affiliates	1,867	629		530
Dividends from affiliates	7	3		2
Securities lending income	—	—		20
Variation margin on futures contracts	1,071	496		268
Other assets	49	—		—

Total Assets	1,839,324	660,306		435,195

LIABILITIES:
Payables:
Dividends	—	—		725
Investment securities purchased	5,043	2,895		5,100
Collateral for securities lending program	—	—		804
Fund shares redeemed	618	266		249
Accrued liabilities:
Investment advisory fees	942	339		219
Administration fees	126	41		29
Shareholder servicing fees	272	88		64
Distribution fees	21	15		46
Custodian and accounting fees	13	6		7
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	—	(a)
Other	144	147		158

Total Liabilities	7,184	3,797		7,401

Net Assets	$1,832,140	$656,509		$427,794

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-capital	$1,987,555	$980,192	$420,588
Accumulated undistributed (distributions in excess of) net investment income	18,896	2,075	(560)
Accumulated net realized gains (losses)	(489,597)	(453,525)	(67,484)
Net unrealized appreciation (depreciation)	315,286	127,767	75,250

Total Net Assets	$1,832,140	$656,509	$427,794

Net Assets:
Class A	$81,139	$32,027	$122,217
Class B	—	—	7,805
Class C	7,117	14,298	28,079
Class R2	75	375	—
Class R5	411,202	107,169	—
Select Class	1,332,607	502,640	269,693

Total	$1,832,140	$656,509	$427,794

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,288	1,281	8,153
Class B	—	—	580
Class C	291	580	2,083
Class R2	3	15	—
Class R5	16,554	4,278	—
Select Class	53,554	19,989	17,387

Net Asset Value (b):
Class A — Redemption price per share	$24.68	$25.00	$14.99
Class B — Offering price per share (c)	—	—	13.47
Class C — Offering price per share (c)	24.48	24.64	13.48
Class R2 — Offering and redemption price per share	24.43	24.72	—
Class R5 — Offering and redemption price per share	24.84	25.05	—
Select Class — Offering and redemption price per share	24.88	25.15	15.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.05	$26.39	$15.82

Cost of investments in non-affiliates	$1,477,621	$509,622	$345,050
Cost of investments in affiliates	37,467	18,952	14,032
Value of securities on loan	—	—	807

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$9,967		$824,981
Investments in affiliates, at value	1,157		14,212

Total investment securities, at value	11,124		839,193
Deposits at broker for futures contracts	50		740
Receivables:
Investment securities sold	—		2,600
Fund shares sold	94		24,860
Dividends from non-affiliates	6		1,180
Dividends from affiliates	—	(a)	2
Securities lending income	—		3
Variation margin on futures contracts	7		357
Due from Advisor	—	(a)	17

Total Assets	11,281		868,952

LIABILITIES:
Payables:
Dividends	—		1,057
Investment securities purchased	958		1,347
Collateral for securities lending program	—		496
Fund shares redeemed	36		5,513
Accrued liabilities:
Shareholder servicing fees	—		148
Distribution fees	2		26
Custodian and accounting fees	5		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	40		537

Total Liabilities	1,041		9,131

Net Assets	$10,240		$859,821

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-capital	$14,323	$914,967
Accumulated undistributed (distributions in excess of) net investment income	59	71
Accumulated net realized gains (losses)	(5,956)	(142,919)
Net unrealized appreciation (depreciation)	1,814	87,702

Total Net Assets	$10,240	$859,821

Net Assets:
Class A	$7,329	$61,097
Class C	1,747	22,086
Class R2	—	70
Class R5	—	52,183
Class R6	—	18,840
Select Class	1,164	705,545

Total	$10,240	$859,821

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	347	2,546
Class C	84	928
Class R2	—	3
Class R5	—	2,165
Class R6	—	782
Select Class	55	29,325

Net Asset Value (b):
Class A — Redemption price per share	$21.13	$23.99
Class C — Offering price per share (c)	20.81	23.80
Class R2 — Offering and redemption price per share	—	23.95
Class R5 — Offering and redemption price per share	—	24.10
Class R6 — Offering and redemption price per share	—	24.10
Select Class — Offering and redemption price per share	21.21	24.06
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.30	$25.32

Cost of investments in non-affiliates	$8,155	$737,706
Cost of investments in affiliates	1,157	14,212
Value of securities on loan	—	467

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$2
Dividend income from non-affiliates	35,481	10,707	7,895
Dividend income from affiliates	58	18	13
Income from securities lending (net)	7	1	205
Other income	—	—	9

Total investment income	35,546	10,726	8,124

EXPENSES:
Investment advisory fees	11,200	4,182	2,754
Administration fees	1,511	564	372
Distribution fees:
Class A	161	88	304
Class B	—	—	66
Class C	60	115	204
Class R2	— (a)	— (a)	—
Shareholder servicing fees:
Class A	161	88	304
Class B	—	—	22
Class C	20	38	68
Class R2	— (a)	— (a)	—
Class R5	172	53	—
Select Class	3,265	1,219	665
Custodian and accounting fees	66	36	39
Professional fees	61	52	54
Trustees’ and Chief Compliance Officer’s fees	17	6	2
Printing and mailing costs	25	18	62
Registration and filing fees	58	55	30
Transfer agent fees	355	323	405
Other	11	7	5

Total expenses	17,143	6,844	5,356

Less amounts waived	(488)	(451)	(556)

Net expenses	16,655	6,393	4,800

Net investment income (loss)	18,891	4,333	3,324

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,216	19,321	7,760
Futures	1,056	1,961	(1,181)

Net realized gain (loss)	19,272	21,282	6,579

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(615)	(7,039)	(31,338)
Futures	(800)	139	(303)

Change in net unrealized appreciation (depreciation)	(1,415)	(6,900)	(31,641)

Net realized/unrealized gains (losses)	17,857	14,382	(25,062)

Change in net assets resulting from operations	$36,748	$18,715	$(21,738)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$186	$21,012
Dividend income from affiliates	— (a)	24
Income from securities lending (net)	—	17

Total investment income	186	21,053

EXPENSES:
Investment advisory fees	63	5,505
Administration fees	8	743
Distribution fees:
Class A	17	163
Class C	14	185
Class R2	—	— (a)
Shareholder servicing fees:
Class A	17	163
Class C	4	62
Class R2	—	— (a)
Class R5	—	23
Select Class	3	1,708
Custodian and accounting fees	25	48
Professional fees	42	48
Trustees’ and Chief Compliance Officer’s fees	— (a)	8
Printing and mailing costs	3	128
Registration and filing fees	29	51
Transfer agent fees	20	1,666
Other	3	9

Total expenses	248	10,510

Less amounts waived	(94)	(3,637)
Less expense reimbursements	(27)	(41)

Net expenses	127	6,832

Net investment income (loss)	59	14,221

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	705	(31,650)
Futures	(19)	493

Net realized gain (loss)	686	(31,157)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(786)	4,206
Futures	(6)	(341)

Change in net unrealized appreciation (depreciation)	(792)	3,865

Net realized/unrealized gains (losses)	(106)	(27,292)

Change in net assets resulting from operations	$(47)	$(13,071)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,891	$15,968	$4,333	$4,654
Net realized gain (loss)	19,272	202,523	21,282	71,980
Change in net unrealized appreciation (depreciation)	(1,415)	218,333	(6,900)	106,083

Change in net assets resulting from operations	36,748	436,824	18,715	182,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(431)	(401)	(87)	(275)
Class C
From net investment income	—	(18)	—	(16)
Class R2
From net investment income	— (a)	(1)	— (a)	— (a)
Class R5
From net investment income	(3,672)	(2,018)	(790)	(1,104)
Select Class
From net investment income	(11,474)	(12,491)	(2,710)	(3,481)

Total distributions to shareholders	(15,577)	(14,929)	(3,587)	(4,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	96,366	(131,730)	(39,626)	(41,790)

NET ASSETS:
Change in net assets	117,537	290,165	(24,498)	136,051
Beginning of period	1,714,603	1,424,438	681,007	544,956

End of period	$1,832,140	$1,714,603	$656,509	$681,007

Accumulated undistributed (distributions in excess of) net investment income	$18,896	$15,505	$2,075	$1,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,324	$1,644	$59	$102
Net realized gain (loss)	6,579	30,929	686	1,106
Change in net unrealized appreciation (depreciation)	(31,641)	94,527	(792)	2,270

Change in net assets resulting from operations	(21,738)	127,100	(47)	3,478

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(902)	(470)	(74)	(20)
Class B
From net investment income	(29)	(12)	—	—
Class C
From net investment income	(106)	(35)	(10)	—
Select Class
From net investment income	(2,535)	(1,319)	(15)	(4)

Total distributions to shareholders	(3,572)	(1,836)	(99)	(24)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(17,403)	(10,440)	(2,420)	(1,350)

NET ASSETS:
Change in net assets	(42,713)	114,824	(2,566)	2,104
Beginning of period	470,507	355,683	12,806	10,702

End of period	$427,794	$470,507	$10,240	$12,806

Accumulated undistributed (distributions in excess of) net investment income	$(560)	$(313)	$59	$100

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,221	$7,144
Net realized gain (loss)	(31,157)	24,271
Change in net unrealized appreciation (depreciation)	3,865	74,548

Change in net assets resulting from operations	(13,071)	105,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,007)	(902)
Class C
From net investment income	(264)	(221)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(898)	(539)
Class R6 (a)
From net investment income	(530)	(267)
Select Class
From net investment income	(11,743)	(4,939)

Total distributions to shareholders	(14,443)	(6,869)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(75,090)	594,945

NET ASSETS:
Change in net assets	(102,604)	694,039
Beginning of period	962,425	268,386

End of period	$859,821	$962,425

Accumulated undistributed (distributions in excess of) net investment income	$71	$293

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,229	$4,325	$4,240	$6,003
Dividends and distributions reinvested	428	357	84	257
Cost of shares redeemed	(24,386)	(22,071)	(14,288)	(19,392)

Change in net assets from Class A capital transactions	$30,271	$(17,389)	$(9,964)	$(13,132)

Class C
Proceeds from shares issued	$277	$414	$830	$588
Dividends and distributions reinvested	—	17	—	13
Cost of shares redeemed	(2,695)	(4,044)	(4,559)	(7,604)

Change in net assets from Class C capital transactions	$(2,418)	$(3,613)	$(3,729)	$(7,003)

Class R2
Proceeds from shares issued	$—	$4	$307	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	—	(65)	(9)	—

Change in net assets from Class R2 capital transactions	$— (a)	$(60)	$298	$— (a)

Class R5
Proceeds from shares issued	$126,573	$144,738	$18,112	$18,394
Dividends and distributions reinvested	3,672	2,018	790	1,104
Cost of shares redeemed	(15,017)	(8,848)	(25,313)	(25,231)

Change in net assets from Class R5 capital transactions	$115,228	$137,908	$(6,411)	$(5,733)

Select Class
Proceeds from shares issued	$174,790	$309,123	$59,824	$108,326
Dividends and distributions reinvested	398	932	149	223
Cost of shares redeemed	(221,903)	(558,631)	(79,793)	(124,471)

Change in net assets from Select Class capital transactions	$(46,715)	$(248,576)	$(19,820)	$(15,922)

Total change in net assets from capital transactions	$96,366	$(131,730)	$(39,626)	$(41,790)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,380	192	176	271
Reinvested	19	16	4	12
Redeemed	(1,041)	(972)	(598)	(880)

Change in Class A Shares	1,358	(764)	(418)	(597)

Class C
Issued	12	18	36	27
Reinvested	—	1	—	1
Redeemed	(115)	(183)	(195)	(352)

Change in Class C Shares	(103)	(164)	(159)	(324)

Class R2
Issued	—	— (a)	12	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	(3)	— (a)	—

Change in Class R2 Shares	— (a)	(3)	12	— (a)

Class R5
Issued	5,382	6,307	752	844
Reinvested	164	89	35	49
Redeemed	(636)	(386)	(1,051)	(1,179)

Change in Class R5 Shares	4,910	6,010	(264)	(286)

Select Class
Issued	7,481	12,985	2,516	4,712
Reinvested	18	41	6	10
Redeemed	(9,335)	(25,053)	(3,336)	(5,984)

Change in Select Class Shares	(1,836)	(12,027)	(814)	(1,262)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,079	$22,772	$1,923	$1,903
Dividends and distributions reinvested	890	447	74	19
Cost of shares redeemed	(30,955)	(46,008)	(3,790)	(2,590)

Change in net assets from Class A capital transactions	$(8,986)	$(22,789)	$(1,793)	$(668)

Class B
Proceeds from shares issued	$97	$164	$—	$—
Dividends and distributions reinvested	28	11	—	—
Cost of shares redeemed	(2,469)	(3,642)	—	—

Change in net assets from Class B capital transactions	$(2,344)	$(3,467)	$—	$—

Class C
Proceeds from shares issued	$6,681	$8,889	$89	$234
Dividends and distributions reinvested	101	32	9	—
Cost of shares redeemed	(7,645)	(8,375)	(638)	(975)

Change in net assets from Class C capital transactions	$(863)	$546	$(540)	$(741)

Select Class
Proceeds from shares issued	$37,997	$62,291	$115	$240
Dividends and distributions reinvested	338	205	4	1
Cost of shares redeemed	(43,545)	(47,226)	(206)	(182)

Change in net assets from Select Class capital transactions	$(5,210)	$15,270	$(87)	$59

Total change in net assets from capital transactions	$(17,403)	$(10,440)	$(2,420)	$(1,350)

SHARE TRANSACTIONS:
Class A
Issued	1,439	1,604	95	102
Reinvested	60	29	4	1
Redeemed	(2,144)	(3,267)	(203)	(138)

Change in Class A Shares	(645)	(1,634)	(104)	(35)

Class B
Issued	7	13	—	—
Reinvested	2	1	—	—
Redeemed	(190)	(292)	—	—

Change in Class B Shares	(181)	(278)	—	—

Class C
Issued	506	683	5	13
Reinvested	8	2	1	—
Redeemed	(592)	(656)	(34)	(52)

Change in Class C Shares	(78)	29	(28)	(39)

Select Class
Issued	2,568	4,060	6	12
Reinvested	22	13	— (a)	— (a)
Redeemed	(2,955)	(3,277)	(11)	(10)

Change in Select Class Shares	(365)	796	(5)	2

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,225	$11,484
Dividends and distributions reinvested	975	867
Cost of shares redeemed	(27,020)	(34,466)

Change in net assets from Class A capital transactions	$(18,820)	$(22,115)

Class C
Proceeds from shares issued	$1,276	$2,248
Dividends and distributions reinvested	212	160
Cost of shares redeemed	(8,712)	(10,960)

Change in net assets from Class C capital transactions	$(7,224)	$(8,552)

Class R2
Dividends and distributions reinvested	$1	$1

Change in net assets from Class R2 capital transactions	$1	$1

Class R5
Proceeds from shares issued	$11,186	$32,689
Dividends and distributions reinvested	898	539
Cost of shares redeemed	(9,351)	(7,975)

Change in net assets from Class R5 capital transactions	$2,733	$25,253

Class R6 (a)
Proceeds from shares issued	$18,438	$31,546
Dividends and distributions reinvested	362	268
Cost of shares redeemed	(30,975)	—

Change in net assets from Class R6 capital transactions	$(12,175)	$31,814

Select Class
Proceeds from shares issued	$303,999	$663,470
Dividends and distributions reinvested	7,270	3,708
Cost of shares redeemed	(350,874)	(98,634)

Change in net assets from Select Class capital transactions	$(39,605)	$568,544

Total change in net assets from capital transactions	$(75,090)	$594,945

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	315	508
Reinvested	43	38
Redeemed	(1,229)	(1,530)

Change in Class A Shares	(871)	(984)

Class C
Issued	56	99
Reinvested	10	7
Redeemed	(387)	(496)

Change in Class C Shares	(321)	(390)

Class R2
Reinvested	— (b)	— (b)

Change in Class R2 Shares	— (b)	— (b)

Class R5
Issued	482	1,432
Reinvested	39	23
Redeemed	(412)	(338)

Change in Class R5 Shares	109	1,117

Class R6 (a)
Issued	756	1,307
Reinvested	16	11
Redeemed	(1,308)	—

Change in Class R6 Shares	(536)	1,318

Select Class
Issued	13,182	28,121
Reinvested	320	159
Redeemed	(15,567)	(4,289)

Change in Select Class Shares	(2,065)	23,991

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2012	$24.55	$0.19	(e)	$0.10	$0.29	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.54	0.17	(e)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)

Class C
Year Ended June 30, 2012	24.29	0.07	(e)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)

Class R2
Year Ended June 30, 2012	24.21	0.13	(e)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2012	24.69	0.30	(e)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)

Select Class
Year Ended June 30, 2012	24.73	0.25	(e)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratio/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$24.68	1.26%	$81,139	1.25%		0.82%	1.27%	95%
24.55	33.39	47,376	1.24		0.77	1.28	102
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89

24.48	0.78	7,117	1.75		0.31	1.78	95
24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89

24.43	1.03	75	1.50		0.56	1.52	95
24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

24.84	1.74	411,202	0.79		1.28	0.82	95
24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89

24.88	1.52	1,332,607	1.00		1.07	1.02	95
24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2012	$24.39	$0.10	(e)	$0.57	$0.67	$(0.06)	$—	$(0.06)
Year Ended June 30, 2011	17.93	0.12	(e)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)

Class C
Year Ended June 30, 2012	24.09	(0.02	)(e)	0.57	0.55	—	—	—
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)

Class R2
Year Ended June 30, 2012	24.13	0.07	(e)	0.54	0.61	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (f) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2012	24.45	0.21	(e)	0.57	0.78	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)

Select Class
Year Ended June 30, 2012	24.55	0.16	(e)	0.57	0.73	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$25.00	2.76%	$32,027	1.25%	0.42%	1.32%	110%
24.39	36.86	41,424	1.24	0.54	1.33	129
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130

24.64	2.28	14,298	1.75	(0.09)	1.82	110
24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130

24.72	2.53	375	1.50	0.29	1.56	110
24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

25.05	3.26	107,169	0.80	0.87	0.87	110
24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130

25.15	3.04	502,640	1.00	0.67	1.07	110
24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2012	$15.79	$0.10	(c)	$(0.79)	$(0.69)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	11.54	0.04	(c)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(c)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(c)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)

Class B
Year Ended June 30, 2012	14.22	—	(c)(d)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(c)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(c)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Class C
Year Ended June 30, 2012	14.24	0.01	(c)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(c)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(c)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Select Class
Year Ended June 30, 2012	16.33	0.14	(c)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(c)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(c)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$14.99	(4.36)%	$122,217	1.24%	0.68%	1.38%	51%
15.79	37.29	138,937	1.23	0.31	1.39	47
11.54	21.93	120,375	1.24	0.63	1.43	65
9.53	(30.94)	105,702	1.24	1.22	1.55	64
14.39	(13.02)	190,093	1.24	0.23	1.37	109

13.47	(4.94)	7,805	1.88	0.03	1.88	51
14.22	36.35	10,830	1.89	(0.34)	1.89	47
10.44	21.15	10,845	1.93	(0.06)	1.93	65
8.63	(31.38)	11,745	1.85	0.60	2.04	64
13.11	(13.61)	22,749	1.83	(0.37)	1.87	109

13.48	(4.97)	28,079	1.88	0.04	1.88	51
14.24	36.42	30,773	1.88	(0.34)	1.88	47
10.45	21.14	22,273	1.92	(0.06)	1.93	65
8.64	(31.35)	16,706	1.85	0.61	2.05	64
13.12	(13.60)	31,298	1.83	(0.36)	1.87	109

15.51	(4.11)	269,693	0.99	0.94	1.13	51
16.33	37.67	289,967	0.99	0.56	1.14	47
11.92	22.23	202,190	0.99	0.88	1.18	65
9.84	(30.77)	224,925	0.99	1.48	1.30	64
14.83	(12.89)	391,384	0.99	0.46	1.12	109

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2012	$20.60	$0.13	(c)	$0.63	$0.76	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	15.44	0.17	(c)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(c)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(c)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(c)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)

Class C
Year Ended June 30, 2012	20.25	0.04	(c)	0.62	0.66	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(c)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(c)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(c)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(c)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)

Select Class
Year Ended June 30, 2012	20.70	0.19	(c)	0.62	0.81	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(c)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(c)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(c)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(c)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$21.13	3.83%	$7,329	1.25%		0.68%	2.51%	57%
20.60	33.71	9,291	1.25		0.91	2.44	75
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108

20.81	3.33	1,747	1.75		0.19	3.02	57
20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(d)	(0.07)	2.30	108

21.21	4.09	1,164	1.00		0.94	2.28	57
20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2012	$24.35	$0.35	(e)	$(0.34)	$0.01	$(0.37)	$—	$(0.37)
Year Ended June 30, 2011	18.64	0.30	(e)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)

Class C
Year Ended June 30, 2012	24.16	0.24	(e)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)

Class R2
Year Ended June 30, 2012	24.31	0.29	(e)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2012	24.46	0.43	(e)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)

Class R6
Year Ended June 30, 2012	24.46	0.43	(e)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2012	24.42	0.39	(e)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.99	0.14%	$61,097	0.95%	1.54%	1.47%	82%
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78

23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78

23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78

24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

The Investment objective of the Intrepid America Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of the Intrepid Multi Cap Fund is to seek to provide long-term capital appreciation.

The investment objective of the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,828,978	$—	$—	$1,828,978

Appreciation in Other Financial Instruments
Futures Contracts	$1,396	$—	$—	$1,396

Intrepid Growth Fund
Total Investments in Securities (a)	$655,654	$—	$—	$655,654

Appreciation in Other Financial Instruments
Futures Contracts	$687	$—	$—	$687

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$433,215	$891	$—	$434,106

Appreciation in Other Financial Instruments
Futures Contracts	$226	$—	$—	$226

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$11,124	$—	$—	$11,124

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
Total Investments in Securities (a)	$839,193	$—	$—	$839,193

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$427	$—	$—	$427

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$37,347	$11,842	$8,223	$210	$19,736
Ending Notional Balance Long	40,014	19,668	9,395	271	37,979

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for each Fund except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	7
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Intrepid Mid Cap Fund	$807	$804	*	$804
Intrepid Value Fund	467	496		496

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	5
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Intrepid America Fund	$—	(a)	$77	$(77)
Intrepid Growth Fund	—	(a)	4	(4)
Intrepid Mid Cap Fund	(1)		1	—
Intrepid Multi Cap Fund	(1)		(1)	2

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Intrepid America Fund and Intrepid Growth Fund) and prior year undistributed income and gain (loss) true-up (Intrepid Mid Cap Fund and Intrepid Multi Cap Fund)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	3	—
Intrepid Mid Cap Fund	65	2
Intrepid Multi Cap Fund	1	—
Intrepid Value Fund	3	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$381	$381	$—
Intrepid Growth Fund	—	108	311	419	—
Intrepid Mid Cap Fund	—	—	538	538	—
Intrepid Multi Cap Fund	62	8	24	94	27
Intrepid Value Fund	2,994	513	90	3,597	41

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$107
Intrepid Growth Fund	32
Intrepid Mid Cap Fund	18
Intrepid Value Fund	40

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,722,852	$1,598,691	$—	$—
Intrepid Growth Fund	691,258	732,254	—	—
Intrepid Mid Cap Fund	211,415	224,159	733	220
Intrepid Multi Cap Fund	5,513	8,130	—	—
Intrepid Value Fund	681,024	765,902	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,530,081	$339,167	$40,270	$298,897
Intrepid Growth Fund	532,965	132,264	9,575	122,689
Intrepid Mid Cap Fund	364,533	91,847	22,274	69,573
Intrepid Multi Cap Fund	9,463	1,960	299	1,661
Intrepid Value Fund	788,586	80,797	30,190	50,607

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid America Fund	$15,577	$15,577
Intrepid Growth Fund	3,587	3,587
Intrepid Mid Cap Fund	3,572	3,572
Intrepid Multi Cap Fund	99	99
Intrepid Value Fund	14,443	14,443

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid America Fund	$14,929	$14,929
Intrepid Growth Fund	4,876	4,876
Intrepid Mid Cap Fund	1,836	1,836
Intrepid Multi Cap Fund	24	24
Intrepid Value Fund	6,869	6,869

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$18,971	$(473,209)	$298,897
Intrepid Growth Fund	2,098	(448,447)	122,689
Intrepid Mid Cap Fund	185	(59,938)	69,573
Intrepid Multi Cap Fund	60	(5,803)	1,661
Intrepid Value Fund	1,133	(101,392)	50,607

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund), mark to market of futures contracts (Intrepid Growth Fund), distributions payable (Intrepid Mid Cap Fund and Intrepid Value Fund) and post-October loss deferrals (Intrepid Mid Cap Fund and Intrepid Value Fund)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Intrepid Value Fund	$13,137	$—

As of June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$107,685	$365,524	$473,209
Intrepid Growth Fund	195,957	252,490	448,447
Intrepid Mid Cap Fund	—	59,938	59,938
Intrepid Multi Cap Fund	2,371	3,432	5,803
Intrepid Value Fund	23,411	64,844	88,255

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid America Fund	$4,928
Intrepid Growth Fund	23,241
Intrepid Mid Cap Fund	5,605
Intrepid Multi Cap Fund	679

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year end are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Intrepid Mid Cap Fund	$—	$1,871	$—
Intrepid Value Fund	—	4,432	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	47.9%	20.1%
Intrepid Growth Fund	59.2	n/a
Intrepid Mid Cap Fund	52.8	n/a

Additionally, Intrepid Multi Cap Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	67

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,094.50	$6.46	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,091.90	9.05	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,093.10	7.81	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R5
Actual	1,000.00	1,096.70	4.12	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Select Class
Actual	1,000.00	1,095.60	5.16	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,101.80	6.53	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,099.50	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,100.60	7.83	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,104.50	$4.19	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	1,103.60	5.23	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,076.70	6.40	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,074.00	9.59	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86
Class C
Actual	1,000.00	1,074.20	9.54	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Select Class
Actual	1,000.00	1,078.20	5.12	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,117.40	6.58	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,115.20	9.20	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	1,118.70	5.27	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,082.90	4.92	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class C
Actual	1,000.00	1,080.30	7.50	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class R2
Actual	1,000.00	1,081.80	6.21	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class R5
Actual	1,000.00	1,084.90	3.11	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R6
Actual	1,000.00	1,085.20	2.85	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Select Class
Actual	1,000.00	1,083.50	4.14	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$15,577
Intrepid Growth Fund	3,587
Intrepid Mid Cap Fund	3,572
Intrepid Multi Cap Fund	99
Intrepid Value Fund	14,443

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-INT-612

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

   AUDIT FEES

2012 – $357,900

2011 – $371,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   AUDIT-RELATED FEES

2012 – $139,900

2011 – $136,000

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   TAX FEES

2012 – $108,900

2011 – $109,600

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

   ALL OTHER FEES

2012 – Not applicable

2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%

2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2011 - $28.7 million

2010 - $32.2 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
September 6, 2012